As filed with the Securities and Exchange Commission on February 27, 2009
1933 Act Registration No. 33-17619
1940 Act Registration No. 811-05349

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No.                      ☐
Post-Effective Amendment No. 217 ☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 218 ☑
(Check appropriate box or boxes)
GOLDMAN SACHS TRUST
(Exact Name of Registrant as Specified in Charter)
71 South Wacker Drive
Chicago, Illinois 60606
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (312) 655-4400
PETER V. BONANNO, ESQ.
Goldman, Sachs & Co.
One New York Plaza — 37th Floor
New York, New York 10004
(Name and Address of Agent for Service)
Copies to:
JACK W. MURPHY, ESQ.
Dechert LLP
1775 I Street NW
Washington, D.C. 20006-2401
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement
It is proposed that this filing will become effective (check appropriate box)
☑	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
Class A, Class B, Class C, Class R, Class IR, Institutional and Service Shares of the Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured International Equity Fund and Goldman Sachs Strategic International Equity Fund.
Class A, Class B, Class C, Institutional and Service Shares of the Goldman Sachs Balanced Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund and Goldman Sachs Emerging Markets Equity Fund.
Class A, Class C, Institutional, Class R and Class IR Shares of the Goldman Sachs Structured International Equity Flex Fund.
Class A, Class B, Class C and Institutional Shares of the Goldman Sachs Asia Equity Fund.
Class A, Class C and Institutional Shares of the Goldman Sachs BRIC (Brazil, Russia, India, China) Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund, Structured International Small Cap Fund and Structured Emerging Markets Equity Fund.

Prospectus	Class A, B and C Shares February 27, 2009

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs
Balanced Fund

■ Goldman Sachs
Structured Large Cap
Value Fund

■ Goldman Sachs
Structured U.S. Equity
Fund

■ Goldman Sachs
Structured Large Cap
Growth Fund

■ Goldman Sachs
Structured Small Cap
Value Fund

■ Goldman Sachs
Structured Small Cap
Equity Fund

■ Goldman Sachs
Structured Small Cap
Growth Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity and Structured Small Cap Growth Funds (each a “Fund”, and collectively the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

     QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED FUNDS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on approximately 10,000 stocks on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) group. These models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes account of expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Funds.

Goldman Sachs Structured Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

Fund Investment Objectives
and Strategies

Goldman Sachs
Balanced Fund

FUND FACTS
Objective:	Long-term growth of capital and current income

Benchmark:	S&P 500® Index and Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)

Investment Focus:	Large-cap U.S. equity investments and fixed income securities

Investment Style:	Blend equity with income bias and fixed income

Symbols:	Class A: GSBFX, Class B: GSBBX, Class C: GSBCX

     INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income.

     PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve growth of capital primarily through equity investments. The Fund seeks to provide current income through investments in fixed income securities (bonds) and high dividend paying stocks.

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can

Goldman Sachs
Balanced Fund continued

also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed income securities.

It is anticipated that, under normal circumstances, the Fund’s portfolio turnover rate will exceed 100%. The Investment Adviser will not consider the Fund’s portfolio turnover rate a limiting factor in making investment decisions for the Fund.

Equity Investments. The Fund invests, under normal circumstances, between 50% and 70% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity securities. Generally, the Fund will make equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500 Index at the time of investment. Normally, the Fund will seek to hold certain of the higher dividend paying stocks within respective industries and sectors while still maintaining industry and sector weights that are similar to those of the S&P 500 Index. The Investment Adviser will use proprietary quantitative techniques, including a risk model, and a transactions cost model, in managing the Fund’s equity investments.

For the Fund, the Investment Adviser’s quantitative style of funds management emphasizes two building blocks of active management: careful portfolio construction and efficient implementation.

Step 1: Portfolio Construction
The Investment Adviser uses a proprietary risk model which attempts to identify and measure the comparative risks between equity investments as accurately as possible. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with higher dividend yields and underweighting stocks with lower dividend yields relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. Thus, the resulting portfolio tends to favor the higher dividend paying stocks within each industry, but still maintains industry weights that generally resemble the industry weights in the S&P 500 Index. The constraint that the portfolio should have industry weights similar to the benchmark is intended to avoid relative overweighting of certain industries, such as Tobacco, Utilities and Financial Services, that tend to have higher dividend yields. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to

FUND INVESTMENT OBJECTIVES AND STRATEGIES

construct the most efficient risk/return portfolio given the Fund’s equity benchmark.

Step 2: Efficient Implementation
The equity portfolio management team considers transaction costs at each step of the investment process. The team factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in senior fixed income securities. Generally, “senior” fixed income securities are securities that are not subordinated to other securities issued by an issuer.

The Fund’s fixed income securities primarily include:

■	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities
■	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.

Other. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund may invest up to 20% of its Total Assets (measured at the time of investment) in foreign securities, including up to 15% of its Total Assets in obligations of issuers in countries with emerging markets or economies (“emerging countries”). The Fund may invest up to 25% of its Total Assets (measured at the time of investment) in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets. In pursuing its investment objective, the Fund uses the Barclays Capital Aggregate Bond Index as its performance benchmark, but the Fund will not attempt to replicate the Index.

Goldman Sachs
Structured Large Cap Value Fund

FUND FACTS
Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	Class A: GCVAX; Class B: GCVBX; Class C: GCVCX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Value Index. The capitalization range of the Russell 1000® Value Index is currently between $8.5 million and $160.0 billion.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
Structured U.S. Equity Fund

FUND FACTS
Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	Class A: GSSQX; Class B: GSSBX; Class C: GSUSX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.*

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500 Index is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index. The capitalization range of the S&P 500® Index is currently between $289 million and $389 billion.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Large Cap Growth Fund

FUND FACTS
Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbols:	Class A: GLCGX; Class B: GCLCX; Class C: GLCCX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $37.2 million and $389.0 billion.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs
Structured Large Cap Growth Fund continued

As described in the “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Value Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap value stocks

Symbols:	Class A: GSATX; Class B: GSBTX; Class C: GSCTX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded or headquartered in the United States.* For purposes of this restriction, “small-cap U.S. issuers” will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index, and may invest in the securities of issuers outside the Russell 2000® capitalization range. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

As described in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum,

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs
Structured Small Cap Value Fund continued

profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Value Index. The index is designed to represent an investable universe of small cap companies with lower than average price to book ratios and lower earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbols:	Class A: GCSAX; Class B: GCSBX; Class C: GCSCX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs
Structured Small Cap Equity Fund continued

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000 Index is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Growth Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Growth Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth stocks

Symbols:	Class A: GSAOX; Class B: GSBOX; Class C: GSCOX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* For purposes of this restriction, “small-cap U.S. issuers” will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index, and may invest in the securities of issuers outside the Russell 2000® capitalization range. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs
Structured Small Cap Growth Fund continued

Russell 2000® Growth Index. The index is designed to represent an investable universe of small cap companies with above average price to book ratios and earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Other Investment Practices
and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Funds. In addition, the Funds publish on their website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Structured	Structured	Structured	Structured	Structured	Structured
of the Fund		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
— Not permitted	Balanced	Value	Equity	Growth	Value	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—	—	—	—
Cross Hedging of Currencies	•	•	•	•	•	•	•
Currency Swaps*	15	—	—	—	—	—	—
Custodial Receipts and Trust Certificates	•	•	•	•	•	•	•
Equity Swaps*	•	•	•	•	•	•	•
Index Swaps*	15	•	•	•	—	•	—
Foreign Currency Transactions (including forward contracts)**	25[1]	•	•	•	•	•	•
Futures Contracts and Options on Futures Contracts	•	•[2]	•[3]	•[2]	•[2]	•[2]	•[2]
Interest Rate Caps, Floors and Collars	•	—	—	—	—	—	—
Investment Company Securities (including exchange-traded funds)***	10	10	10	10	10	10	10
Loan Participations	•	—	—	—	—	—	—
Mortgage Dollar Rolls	•	—	—	—	—	—	—
Options on Foreign Currencies[4]	•	•	•	•	•	•	•
Options on Securities and Securities Indices[5]	•	•	•	•	•	•	•
Preferred Stock, Warrants, and Stock Purchase Rights	•	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	•	•	•	•	•	•
Unseasoned Companies	•	•	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund (except the Balanced Fund) invests in foreign securities.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	This 25% limitation applies to transactions that are unhedged against currency risk. The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.

[2]	The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity, Structured Small Cap Growth Funds may enter into futures transactions only with respect to a representative index.

[3]	The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.

[4]	The Funds may purchase and sell call and put options on foreign currencies.

[5]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices.

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation		Structured	Structured	Structured	Structured	Structured	Structured
on usage; limited only by the		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
objectives and strategies of the Fund	Balanced	Value	Equity	Growth	Value	Equity	Growth
— Not permitted	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Securities
American and Global Depositary Receipts	•	•	•	•	•	•	•
Asset-Backed and Mortgage-Back Securities[6]	•	—	—	—	—	—	—
Bank Obligations[7]	•	•	•	•	•	•	•
Convertible Securities[8]	•	•	•	•	•	•	•
Corporate Debt Obligations[7]	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Equity Investments	50-70	80+	80+	80+	80+	80+	80+
Emerging Country Securities	15[9]	•	—	•	•	•	•
Fixed Income Securities[7,10]	30-50[11]	20	20	20	20	20	20
Foreign Government Securities[7]	•	—	—	—	—	—	—
Foreign Securities[12]	20[9]	•	•	•	•	•	•
Loan Participations	•	—	—	—	—	—	—
Municipal Securities	•	—	—	—	—	—	—
Non-Investment Grade Fixed Income Securities	10[13]	—	—	—	—	—	—
Real Estate Investment Trusts	•	•	•	•	•	•	•
Structured Securities [(which may include equity linked notes)*]	•	•	•	•	•	•	•
Stripped Mortgage Back Securities	•	—	—	—	—	—	—
Temporary Investments	100	35	35	35	35	35	35
U.S. Government Securities[7]	•	•	•	•	•	•	•
Yield Curve Options and Inverse Floating Rate Securities	•	—	—	—	—	—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed to be liquid.

[6]	Limited by the amount the Fund invests in fixed income securities.

[7]	Limited by the amount the Fund invests in fixed income securities and (except for the Balanced Fund) limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.

[8]	The Funds have no minimum rating criteria for convertible debt securities, except that convertible securities purchased by the Balanced Fund must be rated B or higher by Standard & Poors Rating Group (“Standard & Poors”) or Moody’s Investor Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”).

[9]	The Balanced Fund may invest in the aggregate up to 20% of its Total Assets in foreign securities, including emerging country securities. “Foreign securities” include securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.

[10]	Except as noted under “Convertible Securities,” and “Non-Investment Grade Fixed Income Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group, Baa or higher by Moody’s or have a comparable rating by another NRSRO.

[11]	The Balanced Fund invests at least 25% of its Total Assets in fixed income senior securities; the remainder of its fixed income allocation may be invested in other fixed income securities and cash.

[12]	Equity securities of foreign issuers must be traded in the United States.

[13]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s, or have a comparable rating by another NRSRO at the time of investment.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
• Applicable	Balanced	Value	Equity	Growth	Value	Equity	Growth
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund
NAV	•	•	•	•	•	•	•
Credit/Default	•	•	•	•	•	•	•
Foreign	•	•	•	•	•	•	•
Stock	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Management	•	•	•	•	•	•	•
Market	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
Investment Style	•	•	•	•	•	•	•
Mid Cap and Small Cap	—	•	•	•	•	•	•
Emerging Countries	•	•	—	•	•	•	•
Geographic	•	•	•	•	•	•	•
Non-Investment Grade Fixed Income Securities	•	—	—	—	—	—	—
Portfolio Turnover Rate	•	•	•	•	•	•	•

PRINCIPAL RISKS OF THE FUNDS

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests a Fund may be forced to sell securities, at an unfavorable time and/or unfavorable conditions. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, a Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings, even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth

PRINCIPAL RISKS OF THE FUNDS

stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Funds, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Non-Investment Grade Fixed Income Securities Risk—The Balanced Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

The Structured Small Cap Value Fund and Structured Small Cap Growth Fund first began operations as the AXA Enterprise Small Company Value Fund and AXA Enterprise Small Company Growth Fund of the AXA Enterprise Funds Trust (each a “Predecessor Fund”), respectively. Each Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust on June 25, 2007. Performance of each Predecessor Fund is not shown because as part of the reorganization each Predecessor Fund changed its investment adviser to GSAM.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares

(i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’03 +8.88% Worst Quarter* Q4 ’08 –12.65%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 10/12/94)
Returns Before Taxes	–27.44%	–0.98%	0.41%	4.71%
Returns After Taxes on Distributions**	–28.16%	–1.96%	–0.75%	3.18%
Returns After Taxes on Distributions and Sale of Fund Shares**	–17.48%	–0.91%	–0.08%	3.36%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	6.67%
Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)****	5.23%	4.65%	5.63%	6.77%

Class B (Inception 5/1/96)
Returns Before Taxes	–27.64%	–0.99%	0.23%	2.77%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	4.35%
Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)****	5.23%	4.65%	5.63%	6.37%

Class C (Inception 8/15/97)
Returns Before Taxes	–24.58%	–0.60%	0.23%	0.58%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	1.47%
Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)****	5.23%	4.65%	5.63%	6.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
****	The Barclays Capital Aggregate Bond Index is an unmanaged index of bond prices (prior to November 2008, the Index was known as the Lehman Brothers Aggregate Bond Index). The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

FUND PERFORMANCE

Structured Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’03 +14.76% Worst Quarter* Q4 ’08 –22.18%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 12/31/98)
Returns Before Taxes	–40.90%	–3.20%	–0.41%	–0.41%
Returns After Taxes on Distributions**	–41.07%	–3.71%	–0.88%	–0.88%
Returns After Taxes on Distributions and Sale of Fund Shares**	–26.28%	–2.50%	–0.36%	–0.36%
Russell 1000® Value Index***	–36.77%	–0.79%	1.36%	1.36%

Class B (Inception 12/31/98)
Returns Before Taxes	–41.03%	–3.21%	–0.60%	–0.60%
Russell 1000® Value Index***	–36.77%	–0.79%	1.36%	1.36%

Class C (Inception 12/31/98)
Returns Before Taxes	–38.60%	–2.82%	–0.59%	–0.59%
Russell 1000® Value Index***	–36.77%	–0.79%	1.36%	1.36%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Structured U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q4 ’99 +15.45% Worst Quarter* Q4 ’08 –21.18%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 5/24/91)
Returns Before Taxes	–41.02%	–4.34%	–2.18%	5.66%
Returns After Taxes on Distributions**	–41.24%	–4.89%	–2.96%	4.39%
Returns After Taxes on Distributions and Sale of Fund Shares**	–26.36%	–3.40%	–1.82%	4.51%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	7.24%

Class B (Inception 5/1/96)
Returns Before Taxes	–41.15%	–4.35%	–2.36%	2.66%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	4.35%

Class C (Inception 8/15/97)
Returns Before Taxes	–38.67%	–3.98%	–2.35%	–0.07%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	1.47%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

FUND PERFORMANCE

Structured Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q4 ’99 +24.82% Worst Quarter* Q4 ’08 –22.18%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 5/1/97)
Returns Before Taxes	–44.22%	–6.55%	–5.56%	–0.96%
Returns After Taxes on Distributions**	–44.30%	–6.60%	–5.78%	–1.26%
Returns After Taxes on Distributions and Sale of Fund Shares**	–28.63%	–5.43%	–4.54%	–0.89%
Russell 1000® Growth Index***	–38.36%	–3.42%	–4.27%	0.75%

Class B (Inception 5/1/97)
Returns Before Taxes	–44.36%	–6.60%	–5.75%	–1.22%
Russell 1000® Growth Index***	–38.36%	–3.42%	–4.27%	0.75%

Class C (Inception 8/15/97)
Returns Before Taxes	–42.02%	–6.22%	–5.75%	–2.67%
Russell 1000® Growth Index***	–38.36%	–3.42%	–4.27%	–0.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Structured Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q3 ’08 2.81% Worst Quarter* Q4 ’08 –23.95%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class A (Inception 6/25/07)
Returns Before Taxes	–34.94%	–32.60%
Returns After Taxes on Distributions**	–35.10%	–37.34%
Returns After Taxes on Distributions and Sale of Fund Shares**	–22.51%	–25.51%
Russell 2000® Value Index***	–28.86%	–27.33%

Class B (Inception 6/25/07)
Returns Before Taxes	–35.22%	–32.51%
Russell 2000® Value Index***	–28.86%	–27.33%

Class C (Inception 6/25/07)
Returns Before Taxes	–32.46%	–30.56%
Russell 2000® Value Index***	–28.86%	–27.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000 Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. An investor cannot invest directly in an index.

FUND PERFORMANCE

Structured Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’03 +21.27% Worst Quarter* Q4 ’08 –25.71%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 8/15/97)
Returns Before Taxes	–38.66%	–6.26%	0.85%	0.88%
Returns After Taxes on Distributions**	–38.73%	–7.09%	–0.11%	0.02%
Returns After Taxes on Distributions and Sale of Fund Shares**	–25.04%	–5.03%	0.63%	0.66%
Russell 2000® Index***	–33.71%	–0.93%	3.02%	3.00%

Class B (Inception 8/15/97)
Returns Before Taxes	–38.75%	–6.29%	0.67%	0.63%
Russell 2000® Index***	–33.71%	–0.93%	3.02%	3.00%

Class C (Inception 8/15/97)
Returns Before Taxes	–36.20%	–5.90%	0.69%	0.66%
Russell 2000® Index***	–33.71%	–0.93%	3.02%	3.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Structured Small Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’08 5.15% Worst Quarter* Q4 ’08 –26.48%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class A (Inception 6/25/07)
Returns Before Taxes	–42.19%	–34.47%
Returns After Taxes on Distributions**	–42.19%	–37.91%
Returns After Taxes on Distributions and Sale of Fund Shares**	–27.42%	–28.05%
Russell 2000® Growth Index***	–38.46%	–28.20%

Class B (Inception 6/25/07)
Returns Before Taxes	–42.30%	–34.28%
Russell 2000® Growth Index***	–38.46%	–28.20%

Class C (Inception 6/25/07)
Returns Before Taxes	–39.90%	–32.51%
Russell 2000® Growth Index***	–38.46%	–28.20%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. An investor cannot invest directly in an index.

Fund Fees and Expenses
(Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

	Balanced Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees6*	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.39%		0.39%		0.39%

Total Fund Operating Expenses*	1.29%		2.04%		2.04%

See pages 42-43 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Balanced Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.05%	1.80%	1.80%

Fund Fees and Expenses continued

	Structured Large Cap Value Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees6*	0.58%		0.58%		0.58%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.22%		0.22%		0.22%

Total Fund Operating Expenses*	1.05%		1.80%		1.80%

See pages 42-43 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Large Cap Value Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.95%	1.70%	1.70%

FUND FEES AND EXPENSES

	Structured U.S. Equity Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees6*	0.64%		0.64%		0.64%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	1.13%		1.88%		1.88%

See pages 42-43 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Structured U.S. Equity Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.95%	1.70%	1.70%

Fund Fees and Expenses continued

	Structured Large Cap Growth Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees6*	0.62%		0.62%		0.62%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.10%		1.85%		1.85%

See pages 42-43 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Large Cap Growth Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.95%	1.70%	1.70%

FUND FEES AND EXPENSES

	Structured Small Cap Value Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None		5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees6*	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.43%		0.43%		0.43%

Total Fund Operating Expenses*	1.53%		2.28%		2.28%

See pages 42-43 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses,” after application of current waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Small Cap Value Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.25%	2.00%	2.00%

Fund Fees and Expenses continued

	Structured Small Cap Equity Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees6*	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	1.36%		2.11%		2.11%

See pages 42-43 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Small Cap Equity Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.25%	2.00%	2.00%

FUND FEES AND EXPENSES

	Structured Small Cap Growth Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None		5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees6*	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.90%		0.90%		0.90%

Total Fund Operating Expenses*	2.00%		2.75%		2.75%

See pages 42-43 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses,” after application of current waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Small Cap Growth Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.25%	2.00%	2.00%

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, as described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[5]	The Funds, with the exception of the Structured Small Cap Growth and the Structured Small Cap Value Funds, have changed their fiscal year end from August 31 to October 31. These Funds annual operating expenses are based on actual expenses incurred during the fiscal year ended August 31, 2008. The Structured Small Cap Growth and Structured Small Cap Value Funds annual operating expenses are based on actual expenses incurred for the fiscal year ended October 31, 2008.

[6]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Balanced	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion	+
	0.55%	Next $3 Billion	+
	0.54%	Over $8 Billion	+

Structured Large Cap Value	0.60%	First $1 Billion
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion	+
	0.50%	Next $3 Billion	+
	0.49%	Over $8 Billion	+

Structured U.S. Equity	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion	+
	0.55%	Next $3 Billion	+
	0.54%	Over $8 Billion	+

Structured Large Cap Growth	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion	+
	0.55%	Next $3 Billion	+
	0.54%	Over $8 Billion	+

Structured Small Cap Value	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	+
	0.73%	Next $3 Billion	+
	0.72%	Next $8 Billion	+

Structured Small Cap Equity	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	+
	0.73%	Next $3 Billion	+
	0.72%	Over $8 Billion	+

Structured Small Cap Growth	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	+
	0.73%	Next $3 Billion	+
	0.72%	Next $8 Billion	+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

FUND FEES AND EXPENSES

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 0.55%, 0.51%, 0.51%, 0.51%, 0.81%, 0.81% and 0.81% as an annual percentage rate of average daily net assets of Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity and Structured Small Cap Growth Funds, respectively.

[7]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses
Balanced	0.064%
Structured Large Cap Value	0.004%
Structured U.S. Equity	0.004%
Structured Large Cap Growth	0.004%
Structured Small Cap Value	0.004%
Structured Small Cap Equity	0.004%
Structured Small Cap Growth Fund	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your Class A, B or C Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Balanced
Class A	$674	$936	$1,219	$2,021
Class B
– Assuming complete redemption	$707	$940	$1,298	$2,176
– Assuming no redemption	$207	$640	$1,098	$2,176
Class C
– Assuming complete redemption	$307	$640	$1,098	$2,369
– Assuming no redemption	$207	$640	$1,098	$2,369

Structured Large Cap Value
Class A Shares	$651	$866	$1,098	$1,762
Class B Shares
– Assuming complete redemption at end of period	$683	$866	$1,175	$1,919
– Assuming no redemption	$183	$566	$975	$1,919
Class C Shares
– Assuming complete redemption at end of period	$283	$566	$975	$2,116
– Assuming no redemption	$183	$566	$975	$2,116

Structured U.S. Equity
Class A Shares	$659	$889	$1,138	$1,849
Class B Shares
– Assuming complete redemption at end of period	$691	$891	$1,216	$2,005
– Assuming no redemption	$191	$591	$1,016	$2,005
Class C Shares
– Assuming complete redemption at end of period	$291	$591	$1,016	$2,201
– Assuming no redemption	$191	$591	$1,016	$2,201

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years
Structured Large Cap Growth
Class A Shares	$656	$880	$1,123	$1,816
Class B Shares
– Assuming complete redemption at end of period	$688	$882	$1,201	$1,973
– Assuming no redemption	$188	$582	$1,001	$1,973
Class C Shares
– Assuming complete redemption at end of period	$288	$582	$1,001	$2,169
– Assuming no redemption	$188	$582	$1,001	$2,169

Structured Small Cap Value
Class A Shares	$697	$1,007	$1,338	$2,273
Class B Shares
– Assuming complete redemption at end of period	$731	$1,012	$1,420	$2,427
– Assuming no redemption	$231	$712	$1,220	$2,427
Class C Shares
– Assuming complete redemption at end of period	$331	$712	$1,220	$2,615
– Assuming no redemption	$231	$712	$1,220	$2,615

Structured Small Cap Equity
Class A Shares	$681	$957	$1,254	$2,095
Class B Shares
– Assuming complete redemption at end of period	$714	$961	$1,334	$2,250
– Assuming no redemption	$214	$661	$1,134	$2,250
Class C Shares
– Assuming complete redemption at end of period	$314	$661	$1,134	$2,441
– Assuming no redemption	$214	$661	$1,134	$2,441

Structured Small Cap Growth
Class A Shares	$742	$1,143	$1,568	$2,749
Class B Shares
– Assuming complete redemption at end of period	$778	$1,153	$1,654	$2,900
– Assuming no redemption	$278	$853	$1,454	$2,900
Class C Shares
– Assuming complete redemption at end of period	$378	$853	$1,454	$3,080
– Assuming no redemption	$278	$853	$1,454	$3,080

Fund Fees and Expenses continued

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Shareholder Guide in this Prospectus and “Payments to Intermediaries” in the SAI.

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Structured Large Cap Value Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Small Cap Growth

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Balanced
	0.65%	First $1 Billion	0.55%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Structured Large Cap Value	0.60%	First $1 Billion	0.51%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion

Structured U.S. Equity	0.65%	First $1 Billion	0.51%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Structured Large Cap Growth	0.65%	First $1 Billion	0.51%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Structured Small Cap Value	0.85%	First $1 Billion	0.81%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Next $8 Billion

Structured Small Cap Equity	0.85%	First $1 Billion	0.81%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Over $8 Billion

Structured Small Cap Growth	0.85%	First $1 Billion	0.81%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Next $8 Billion

The Investment Advisor may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

SERVICE PROVIDERS

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds (except Structured Small Cap Value and Structured Small Cap Growth Funds) in 2008 is available in the respective Fund’s annual report dated August 31, 2008. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement for the Structured Small Cap Value and Structured Small Cap Growth Funds in 2008 is available in the Funds’ annual report dated October 31, 2008.

     FUND MANAGERS

Quantitative Domestic Equity Portfolio Management Team

■	A stable and growing team supported by an extensive internal staff

■	More than $45 billion in equities under management as of December 31, 2008, including approximately $15 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 1991 1997 2007 1998 2007	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 2007 2007 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Andrew Alford Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 2007 2007 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Andrew Alford, PhD is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Don Mulvihill Managing Director	Senior Portfolio Manager— Balanced (Equity)	Since 2006	Mr. Mulvihill joined the Investment Adviser in 1981 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the Quantitative Equity team in 1999.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Balanced (Equity)	Since 1994	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Mark Carhart, PHD, CFA is a Managing Director and serves as the Co-Chief Investment Officer for the QIS Team. Don Mulvihill is the Senior Portfolio Manager responsible for taxable portfolios, and is responsible for the Fund’s portfolio management process, including setting research priorities and client contact. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

Fixed Income Investment Team

■	The Fixed Income team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

■	As of December 31, 2008, the team managed approximately $218.8 billion in fixed income assets for retail, institutional and high net worth clients

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Jonathan A. Beinner Chief Investment Officer, Fixed Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed income	Portfolio Manager— Balanced (Fixed Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager.

SERVICE PROVIDERS

Jonathan Beinner serves as the Chief Investment Officer for the Fixed Income team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. James Clark serves as Co-Head of the U.S. Fixed Income team and is responsible for a variety of U.S. investment strategies. The Fixed Income portfolio management team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman

Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, as permitted by applicable law.

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and from net capital gains distributions are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Distributions	Distributions
Balanced	Quarterly	Annually

Structured Large Cap Value	Quarterly	Annually

Structured U.S. Equity	Annually	Annually

Structured Large Cap Growth	Annually	Annually

Structured Small Cap Value	Annually	Annually

Structured Small Cap Equity	Annually	Annually

Structured Small Cap Growth	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

     HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through certain brokers, registered investment advisers and other financial institutions (“Authorized Dealers”).

In order to make an initial investment in a Fund, you must furnish to your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to your Authorized Dealer:
  Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Is My Minimum Investment In The Funds?
For each of your accounts, the following minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

SHAREHOLDER GUIDE

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates and any trustee or officer of the Goldman Sachs Trust (the “Trust”).

The minimum investment requirement may also be waived for certain mutual fund “wrap” programs at the discretion of the officers of the Trust. No minimum amount is required for additional investments by such accounts.

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across All Goldman Sachs Funds	Class A	No limit

	Class B	$100,000*

	Class C	$1,000,000*

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1% on certain investments of $1 million or more if you sell within 18 months after the end of the month in which the purchase was made

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is after 8 years after the purchase date

	Class C	None

*	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in additional purchases if the current market value of all its Goldman Sachs Fund shares owned and/or purchased is equal to or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940, as amended (the “Act”). They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds

SHAREHOLDER GUIDE

and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

■	Modify the sales charge rates applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs or redemption fees) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

SHAREHOLDER GUIDE

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

SHAREHOLDER GUIDE

     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Dealer or other financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Dealer or other financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Dealer or other financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Dealer or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that if the Funds’ Transfer Agent is properly notified under the section “How Can The Sales Charge On Class A Shares Be Reduced?—Right of Accumulation” described below, the “Amount of Purchase” in the preceding chart will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

You should also note that if through your Authorized Dealer you provide the Transfer Agent with a signed written Statement of Intention to invest (not counting reinvestments of dividends or distributions) in the aggregate, within a 13-month period, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds,

SHAREHOLDER GUIDE

any investments you make during the 13 months will be treated as though the quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the SAI, information about sales charge discounts is available from your Authorized Dealer or other financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Dealer and the Funds if you no longer are eligible for the exemption.

A Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Dealer. You may be charged a fee by your Authorized Dealer.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings

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across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Dealer at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records. The SAI has more information about the Right of Accumulation.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. The SAI has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

SHAREHOLDER GUIDE

result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;

■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or

■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Dealer to discuss which share class option is right for you.

SHAREHOLDER GUIDE

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to purchases of Class B Shares across all Goldman Sachs Funds.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

     HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Dealer. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Dealer to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with your Authorized Dealer. In the alternative, your Authorized Dealer may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Dealer in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	A request is made in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

SHAREHOLDER GUIDE

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Dealer or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Dealer. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Act. Generally, under that section, redemption requests or payments may be postponed or suspended if

(i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need to Know About the Redemption Fee?
Certain Funds, offered in other prospectuses, will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, these Funds uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.

■	Redemptions of shares that are acquired by reinvestment of dividends or capital gains distributions.

SHAREHOLDER GUIDE

■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained under Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.

■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.

■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a QDIA.

■	The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an Intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. Please contact your Authorized Dealer or financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Dealers (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Dealers may set times by which they must receive redemption requests. These Authorized Dealers may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer.

■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.

■	Charge a fee in the event a redemption is made via wire transfer.

SHAREHOLDER GUIDE

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to certain Goldman Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon

60 days’ written notice. You should contact your Authorized Dealer to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Dealer.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

■	You should obtain and read the prospectus of the Goldman Sachs Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge(s) that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A, Class B and Class C Shares.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date of either the 3rd or 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” (i.e., through your Authorized Dealer) you will receive this information from your Authorized Dealer.

You will also receive an annual shareholder report containing audited financial statements and a semiannual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Dealer, please contact the Authorized Dealer to revoke your consent.

The Funds do not generally provide sub-accounting services.

SHAREHOLDER GUIDE

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Goldman Sachs and Authorized Dealers. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

     PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading certain Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent

SHAREHOLDER GUIDE

to excessive trading, many foreign equity securities that may be held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another.

The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do

TAXATION

not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, of qualified interest income and short-term capital gains. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

APPENDIX A

The Balanced Fund will invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies although the Balanced Fund will generally not invest in such companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

APPENDIX A

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other similar instruments representing securities of foreign issuers. ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Balanced Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

APPENDIX A

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of a Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risk through the use of derivative instruments may not be successful, and

APPENDIX A

the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which an instrument has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO

APPENDIX A

■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Balanced Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

APPENDIX A

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging a Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. Any equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Credit Linked Notes. The Balanced Fund may invest in credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Inverse Floaters. The Balanced Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these

APPENDIX A

risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges or (in the case of the Balanced Fund) foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Balanced Fund may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and the Balanced Fund may engage in transactions on foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on future contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability

APPENDIX A

to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

APPENDIX A

Short Sales Against-the-Box. The Balanced Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly born by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of

APPENDIX A

loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Balanced Fund may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The Balanced Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage passthrough securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO

APPENDIX A

classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Balanced Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changed in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Non-Investment Grade Fixed Income Securities. The Balanced Fund may invest in non-investment grade fixed income securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and

APPENDIX A

investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Balanced Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. The Balanced Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. The Balanced Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the

APPENDIX A

decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Municipal Securities. The Balanced Fund may invest in securities and instruments issued by state and local government issuers. Municipal securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in municipal securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

The Balanced Fund may enter into swap transactions and option agreements, including interest rate caps, floors and collars. Interest rate swaps involve the

APPENDIX A

exchange by the Balanced Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give the Balanced Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Balanced Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Balanced Fund may enter into the transactions described above, as applicable, for hedging purposes or to seek to increase total return. As an example, when the Balanced Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Balanced Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Loan Participations. The Balanced Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

The financial highlights information for the Structured Small Cap Growth and Structured Small Cap Value Funds include the financial history of the Class A, Class B and Class C shares of the AXA Enterprise Small Company Value Fund and AXA Enterprise Small Company Growth Fund of AXA Enterprise Trust (the “Predecessor Funds”), which were reorganized into the Structured Small Cap Value and Structured Small Cap Growth Funds, respectively on June 25, 2007. The information for the Predecessor Funds for the period November 1, 2006 through June 24, 2007, the fiscal years ended October 31, 2006 and 2005, the fiscal period ended October 31, 2004, and the fiscal year ended December 31, 2003 have been audited by the Predecessor Funds’ independent registered public accounting firm.

BALANCED FUND

	Balanced Fund—Class A Shares
	For the Period	Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.71	$20.66	$20.68	$19.88	$18.63	$17.21

Income (loss) from investment operations
Net investment income[a]	0.10	0.64	0.56	0.46	0.36 [c]	0.31
Net realized and unrealized gain (loss)	(2.99)	(1.86)	1.52	0.74	1.26	1.48

Total from investment operations	(2.89)	(1.22)	2.08	1.20	1.62	1.79

Distributions to shareholders
From net investment income	(0.18)	(0.53)	(0.60)	(0.40)	(0.37)	(0.37)
From net realized gains	—	(1.20)	(1.50)	—	—	—

Total distributions	(0.18)	(1.73)	(2.10)	(0.40)	(0.37)	(0.37)

Net asset value, end of period	$14.64	$17.71	$20.66	$20.68	$19.88	$18.63

Total return[b]	(16.41)%	(6.48)%	10.53%	6.08%	8.80%	10.47%
Net assets at end of period (in 000s)	$116,915	$148,623	$180,905	$178,220	$195,531	$169,436
Ratio of net expenses to average net assets	1.04%[k]	1.03%	1.06%	1.11%	1.14%	1.15%
Ratio of net investment income to average net assets	3.72%[k]	3.37%	2.72%	2.29%	1.84%[c]	1.68%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.54%[k]	1.29%	1.31%	1.27%	1.31%	1.30%
Ratio of net investment income to average net assets	3.22%[k]	3.11%	2.47%	2.13%	1.67%[c]	1.53%
Portfolio turnover rate[d]	58%	184%	63%	256%	228%	208%

See page 137 for all footnotes.

APPENDIX B

	Balanced Fund—Class B Shares
	For the Period	Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.56	$20.50	$20.52	$19.73	$18.49	$17.08

Income (loss) from investment operations
Net investment income[a]	0.08	0.50	0.41	0.30	0.21 [c]	0.17
Net realized and unrealized gain (loss)	(2.96)	(1.86)	1.51	0.74	1.26	1.47

Total from investment operations	(2.88)	(1.36)	1.92	1.04	1.47	1.64

Distributions to shareholders
From net investment income	(0.15)	(0.38)	(0.44)	(0.25)	(0.23)	(0.23)
From net realized gains	—	(1.20)	(1.50)	—	—	—

Total distributions	(0.15)	(1.58)	(1.94)	(0.25)	(0.23)	(0.23)

Net asset value, end of period	$14.53	$17.56	$20.50	$20.52	$19.73	$18.49

Total return[b]	(16.49)%	(7.21)%	9.71%	5.32%	8.00%	9.67%
Net assets at end of period (in 000s)	$10,306	$12,946	$16,906	$20,462	$29,093	$31,067
Ratio of net expenses to average net assets	1.79%[k]	1.78%	1.81%	1.86%	1.89%	1.90%
Ratio of net investment income to average net assets	2.97%[k]	2.62%	1.97%	1.51%	1.10%[c]	0.93%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.29%[k]	2.04%	2.06%	2.02%	2.06%	2.05%
Ratio of net investment income to average net assets	2.47%[k]	2.36%	1.72%	1.35%	0.93%[c]	0.78%
Portfolio turnover rate[d]	58%	184%	63%	256%	228%	208%

See page 137 for all footnotes.

	Balanced Fund—Class C Shares
	For the Period	Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.52	$20.46	$20.49	$19.71	$18.47	$17.07

Income (loss) from investment operations
Net investment income[a]	0.08	0.50	0.41	0.31	0.21 [c]	0.17
Net realized and unrealized gain (loss)	(2.96)	(1.86)	1.51	0.72	1.26	1.47

Total from investment operations	(2.88)	(1.36)	1.92	1.03	1.47	1.64

Distributions to shareholders
From net investment income	(0.15)	(0.38)	(0.45)	(0.25)	(0.23)	(0.24)
From net realized gains	—	(1.20)	(1.50)	—	—	—

Total distributions	(0.15)	(1.58)	(1.95)	(0.25)	(0.23)	(0.24)

Net asset value, end of period	$14.49	$17.52	$20.46	$20.49	$19.71	$18.47

Total return[b]	(16.52)%	(7.19)%	9.72%	5.30%	8.00%	9.63%
Net assets at end of period (in 000s)	$6,597	$7,835	$7,696	$6,244	$6,080	$5,803
Ratio of net expenses to average net assets	1.79%[k]	1.78%	1.81%	1.86%	1.89%	1.90%
Ratio of net investment income to average net assets	2.97%[k]	2.63%	1.97%	1.55%	1.09%[c]	0.93%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.29%[k]	2.04%	2.06%	2.02%	2.06%	2.05%
Ratio of net investment income to average net assets	2.47%[k]	2.37%	1.72%	1.39%	0.92%[c]	0.78%
Portfolio turnover rate[d]	58%	184%	63%	256%	228%	208%

See page 137 for all footnotes.

APPENDIX B

STRUCTURED LARGE CAP VALUE FUND

	Structured Large Cap Value Fund—Class A Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.24	$14.51	$13.99	$12.69	$11.15	$9.48

Income from investment operations
Net investment income[a]	0.03	0.18	0.18	0.17	0.12	0.04
Net realized and unrealized gain (loss)	(2.62)	(2.80)	1.06	1.51	1.76	1.75

Total from investment operations	(2.59)	(2.62)	1.24	1.68	1.88	1.79

Distributions to shareholders
From net investment income	(0.05)	(0.19)	(0.17)	(0.14)	(0.09)	(0.12)
From net realized gains	—	(0.46)	(0.55)	(0.24)	(0.25)	—

Total distributions	(0.05)	(0.65)	(0.72)	(0.38)	(0.34)	(0.12)

Net asset value, end of period	$8.60	$11.24	$14.51	$13.99	$12.69	$11.15

Total return[b]	(23.14)%	(18.65)	8.90%	13.43%	17.13%	18.93%
Net assets, end of period (in 000s)	$310,622	$398,881	$640,535	$438,245	$186,441	$100,374
Ratio of net expenses to average net assets	0.95%[k]	0.95%	0.95%	0.99%	1.10%	1.10%
Ratio of net investment income to average net assets	1.59%[k]	1.41%	1.23%	1.31%	0.99%	0.95%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.10%[k]	1.05%	1.04%	1.10%	1.14%	1.15%
Ratio of net investment income to average net assets	1.44%[k]	1.31%	1.14%	1.20%	0.95%	0.90%
Portfolio turnover rate	24%	130%	119%	127%	132%	154%

See page 137 for all footnotes.

	Structured Large Cap Value Fund—Class B Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.16	$14.39	$13.88	$12.59	$11.06	$9.40

Income (loss) from investment operations
Net investment income (loss)[a]	0.02	0.09	0.07	0.07	0.03	(0.04)
Net realized and unrealized gain (loss)	(2.62)	(2.78)	1.04	1.49	1.76	1.74

Total from investment operations	(2.60)	(2.69)	1.11	1.56	1.79	1.70

Distributions to shareholders
From net investment income	(0.02)	(0.08)	(0.05)	(0.03)	(0.01)	(0.04)
From net realized gains	—	(0.46)	(0.55)	(0.24)	(0.25)	—

Total distributions	(0.02)	(0.54)	(0.60)	(0.27)	(0.26)	(0.04)

Net asset value, end of period	$8.54	$11.16	$14.39	$13.88	$12.59	$11.06

Total return[b]	(23.21)%	(19.22)%	8.03%	12.56%	16.32%	18.09%
Net assets, end of period (in 000s)	$5,170	$7,306	$16,587	$19,200	$20,479	$19,819
Ratio of net expenses to average net assets	1.70%[k]	1.70%	1.70%	1.75%	1.85%	1.85%
Ratio of net investment income to average net assets	0.87%[k]	0.67%	0.46%	0.49%	0.22%	0.19%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.85%[k]	1.80%	1.79%	1.84%	1.89%	1.90%
Ratio of net investment income to average net assets	0.72%[k]	0.57%	0.37%	0.40%	0.18%	0.14%
Portfolio turnover rate	24%	130%	119%	127%	132%	154%

See page 137 for all footnotes.

APPENDIX B

	Structured Large Cap Value Fund—Class C Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.16	$14.40	$13.90	$12.60	$11.07	$9.42

Income (loss) from investment operations
Net investment income (loss)[a]	0.02	0.09	0.07	0.07	0.03	(0.04)
Net realized and unrealized gain (loss)	(2.62)	(2.78)	1.04	1.50	1.76	1.73

Total from investment operations	(2.60)	(2.69)	1.11	1.57	1.79	1.69

Distributions to shareholders
From net investment income	(0.02)	(0.09)	(0.06)	(0.03)	(0.01)	(0.04)
From net realized gains	—	(0.46)	(0.55)	(0.24)	(0.25)	—

Total distributions	(0.02)	(0.55)	(0.61)	(0.27)	(0.26)	(0.04)

Net asset value, end of period	$8.54	$11.16	$14.40	$13.90	$12.60	$11.07

Total return[b]	(23.29)%	(19.21)%	7.99%	12.66%	16.32%	17.97%
Net assets, end of period (in 000s)	$14,029	$18,614	$25,946	$22,768	$20,666	$17,027
Ratio of net expenses to average net assets	1.70%[k]	1.70%	1.70%	1.75%	1.85%	1.85%
Ratio of net investment income to average net assets	0.86%[k]	0.67%	0.47%	0.51%	0.22%	0.19%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.85%[k]	1.80%	1.79%	1.84%	1.89%	1.90%
Ratio of net investment income to average net assets	0.71%[k]	0.57%	0.38%	0.41%	0.18%	0.14%
Portfolio turnover rate	24%	130%	119%	127%	132%	154%

See page 137 for all footnotes.

STRUCTURED U.S. EQUITY FUND

	Structured U.S. Equity Fund—Class A Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.97	$33.30	$31.79	$29.13	$25.81	$22.57

Income from investment operations
Net investment income[a]	0.04	0.29	0.28	0.24	0.26 [g]	0.11
Net realized and unrealized gain (loss)	(5.99)	(4.86)	2.61	2.53	3.28	3.20

Total from investment operations	(5.95)	(4.57)	2.89	2.77	3.54	3.31

Distributions to shareholders
From net investment income	—	(0.34)	(0.27)	(0.11)	(0.22)	(0.07)
From net realized gains	—	(3.42)	(1.11)	—	—	—

Total distributions	—	(3.76)	(1.38)	(0.11)	(0.22)	(0.07)

Net asset value, end of period	$19.02	$24.97	$33.30	$31.79	$29.13	$25.81

Total return[b]	(23.83)%	(15.39)%	9.11%	9.51%	13.75%	14.71%
Net assets, end of period (in 000s)	$384,949	$530,590	$863,259	$611,999	$477,204	$398,346
Ratio of net expenses to average net assets	0.95%[k]	0.95%	0.95%	0.99%	1.09%	1.13%
Ratio of net investment income to average net assets	1.16%[k]	1.03%	0.82%	0.79%	0.93%[g]	0.43%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.22%[k]	1.13%	1.10%	1.15%	1.19%	1.25%
Ratio of net investment income to average net assets	0.89%[k]	0.85%	0.67%	0.64%	0.83%[g]	0.31%
Portfolio turnover rate	27%	96%	119%	129%	142%	112%

See page 137 for all footnotes.

APPENDIX B

	Structured U.S. Equity Fund—Class B Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$23.18	$31.17	$29.92	$27.52	$24.39	$21.42

Income (loss) from investment operations
Net investment income (loss)[a]	0.02	0.08	0.03	— [e]	0.05 [g]	(0.08)
Net realized and unrealized gain (loss)	(5.57)	(4.54)	2.45	2.40	3.09	3.05

Total from investment operations	(5.55)	(4.46)	2.48	2.40	3.14	2.97

Distributions to shareholders
From net investment income	—	(0.11)	(0.12)	—	(0.01)	—
From net realized gains	—	(3.42)	(1.11)	—	—	—

Total distributions	—	(3.53)	(1.23)	—	(0.01)	—

Net asset value, end of period	$17.63	$23.18	$31.17	$29.92	$27.52	$24.39

Total return[b]	(23.94)%	(16.04)%	8.27%	8.72%	12.87%	13.87%
Net assets, end of period (in 000s)	$47,671	$77,406	$154,414	$78,110	$108,595	$115,492
Ratio of net expenses to average net assets	1.70%[k]	1.70%	1.70%	1.75%	1.84%	1.88%
Ratio of net investment income (loss) to average net assets	0.46%[k]	0.28%	0.09%	0.01%	0.19%[g]	(0.32)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.97%[k]	1.88%	1.85%	1.90%	1.94%	2.00%
Ratio of net investment income (loss) to average net assets	0.19%[k]	0.10%	(0.06)%	(0.13)%	0.09%[g]	(0.44)%
Portfolio turnover rate	27%	96%	119%	129%	142%	112%

See page 137 for all footnotes.

	Structured U.S. Equity Fund—Class C Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$23.01	$31.01	$29.78	$27.39	$24.30	$21.34

Income (loss) from investment operations
Net investment income (loss)[a]	0.02	0.07	0.02	0.01	0.05 [g]	(0.08)
Net realized and unrealized gain (loss)	(5.53)	(4.49)	2.45	2.38	3.07	3.04

Total from investment operations	(5.51)	(4.42)	2.47	2.39	3.12	2.96

Distributions to shareholders
From net investment income	—	(0.16)	(0.13)	—	(0.03)	—
From net realized gains	—	(3.42)	(1.11)	—	—	—

Total distributions	—	(3.58)	(1.24)	—	(0.03)	—

Net asset value, end of period	$17.50	$23.01	$31.01	$29.78	$27.39	$24.30

Total return[b]	(23.95)%	(16.01)%	8.27%	8.73%	12.86%	13.87%
Net assets, end of period (in 000s)	$42,816	$58,873	$100,803	$36,628	$38,380	$38,656
Ratio of net expenses to average net assets	1.70%[k]	1.70%	1.70%	1.75%	1.84%	1.88%
Ratio of net investment income (loss) to average net assets	0.41%[k]	0.28%	0.07%	0.03%	0.20%[g]	(0.32)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.97%[k]	1.88%	1.85%	1.90%	1.94%	2.00%
Ratio of net investment income (loss) to average net assets	0.14%[k]	0.10%	(0.08)%	(0.12)%	0.10%[g]	(0.44)%
Portfolio turnover rate	27%	96%	119%	129%	142%	112%

See page 137 for all footnotes.

APPENDIX B

STRUCTURED LARGE CAP GROWTH FUND

	Structured Large Cap Growth Fund—Class A Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.38	$14.36	$13.20	$12.55	$11.13	$10.33

Income (loss) from investment operations
Net investment income (loss)[a]	0.01	0.06	0.04	0.04	0.04 [h]	(0.01)
Net realized and unrealized gain (loss)	(3.45)	(1.91)	1.13	0.61	1.38 [i]	0.81

Total from investment operations	(3.44)	(1.85)	1.17	0.65	1.42	0.80

Distributions to shareholders
From net investment income	—	(0.03)	(0.01)	— [e]	—	—
From net realized gains	—	(0.10)	—	—	—	—

Total distributions	—	(0.13)	—	—	—	—

Net asset value, end of period	$8.94	$12.38	$14.36	$13.20	$12.55	$11.13

Total return[b]	(27.79)%	(12.96)%	8.85%	5.21%	12.76%[j]	7.74%
Net assets, end of period (in 000s)	$285,337	$434,970	$678,286	$310,386	$166,792	$120,872
Ratio of net expenses to average net assets	0.95%[k]	0.95%	0.95%	1.00%	1.11%	1.15%
Ratio of net investment income (loss) to average net assets	0.34%[k]	0.40%	0.30%	0.28%	0.37%[h]	(0.10)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.14%[k]	1.10%	1.09%	1.16%	1.24%	1.29%
Ratio of net investment income (loss) to average net assets	0.15%[k]	0.25%	0.16%	0.12%	0.24%[h]	(0.24)%
Portfolio turnover rate	19%	118%	140%	111%	146%	149%

See page 137 for all footnotes.

	Structured Large Cap Growth Fund—Class B Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.40	$13.31	$12.33	$11.81	$10.55	$9.87

Income (loss) from investment operations
Net investment income (loss)[a]	(0.01)	(0.04)	(0.06)	(0.06)	(0.04)[h]	(0.09)
Net realized and unrealized gain (loss)	(3.16)	(1.77)	1.04	0.58	1.30 [i]	0.77

Total from investment operations	(3.17)	(1.81)	0.98	0.52	1.26	0.68

Distributions to shareholders
From net investment income	—	— [e]	—	—	—	—
From net realized gains	—	(0.10)	—	—	—	—

Total distributions	—	(0.10)	—	—	—	—

Net asset value, end of period	$8.23	$11.40	$13.31	$12.33	$11.81	$10.55

Total return[b]	(27.81)%	(13.71)%	7.95%	4.40%	11.94%[j]	6.89%
Net assets, end of period (in 000s)	$16,129	$25,718	$49,211	$41,947	$65,545	$78,810
Ratio of net expenses to average net assets	1.70%[k]	1.70%	1.70%	1.76%	1.86%	1.90%
Ratio of net investment loss to average net assets	(0.38)%[k]	(0.34)%	(0.48)%	(0.52)%	(0.32)%[h]	(0.85)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.89%[k]	1.85%	1.84%	1.91%	1.99%	2.04%
Ratio of net investment loss to average net assets	(0.57)%[k]	(0.49)%	(0.62)%	(0.67)%	(0.45)%[h]	(0.99)%
Portfolio turnover rate	19%	118%	140%	111%	146%	149%

See page 137 for all footnotes.

APPENDIX B

	Structured Large Cap Growth Fund—Class C Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005		2004
Net asset value, beginning of period	$11.41	$13.31	$12.34	$11.81	$10.55		$9.87

Income (loss) from investment operations
Net investment income (loss)[a]	(0.01)	(0.04)	(0.06)	(0.06)	(0.04)[h]		(0.09)
Net realized and unrealized gain (loss)	(3.17)	(1.76)	1.03	0.59	1.30	[i]	0.77

Total from investment operations	(3.18)	(1.80)	0.97	0.53	1.26		0.68

Distributions to shareholders
From net investment income	—	— [e]	—	—	—		—
From net realized gains	—	(0.10)	—	—	—		—

Total distributions	—	(0.10)	—	—	—		—

Net asset value, end of period	$8.23	$11.41	$13.31	$12.34	$11.81		$10.55

Total return[b]	(27.87)%	(13.63)%	7.86%	4.49%	11.94	% [j]	6.89%
Net assets, end of period (in 000s)	$16,324	$23,960	$35,896	$22,811	$29,672		$32,901
Ratio of net expenses to average net assets	1.70%[k]	1.70%	1.70%	1.76%	1.86%		1.90%
Ratio of net investment loss to average net assets	(0.41)%[k]	(0.34)%	(0.48)%	(0.52)%	(0.32)%[h]		(0.85)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.89%[k]	1.85%	1.84%	1.91%	1.99%		2.04%
Ratio of net investment loss to average net assets	(0.60)%[k]	(0.49)%	(0.62)%	(0.67)%	(0.45)%[h]		(0.99)%
Portfolio turnover rate	19%	118%	140%	111%	146%		149%

See page 137 for all footnotes.

STRUCTURED SMALL CAP VALUE FUND

	Structured Small Cap Value Fund—Class A Shares[l]
	For the Years					For the Year
	Ended October 31,				For the Period	Ended December 31,
					January 1, 2004-
	2008	2007	2006	2005	October 31, 2004	2003
Net asset value, beginning of period	$89.04	$92.33	$80.43	$73.15	$68.46	$49.63

Income (loss) from investment operations:
Net investment income (loss)[a]	0.14	(0.35)	0.35	(0.35)	(0.21)	(0.28)
Net realized and unrealized gain (loss)	(14.42)	7.42	14.70	8.61	4.90	19.11

Total from investment operations	(14.28)	7.07	15.05	8.26	4.69	18.83

Distributions to shareholders
From net investment income	—	(0.21)	—	—	—	—
From net realized gains	(56.14)	(10.15)	(3.15)	(0.98)	—	—

Net asset value, end of period	$18.62	$89.04	$92.33	$80.43	$73.15	$68.46

Total return[b]	(33.48)%	8.15%	19.38%	11.35%	6.85%	37.94%
Net assets, end of period (000’s)	$85,992	$213,172	$264,595	$252,526	$254,300	$250,241

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.25%	1.20%	1.59%	1.63%	1.59%[k]	1.60%
Ratio of net expenses (not including fees paid indirectly)	1.25%	1.49%	1.60%	1.64%	1.59%[k]	1.60%
Ratio of net investment income (loss) to average net assets	0.71%	(0.40)%	0.38%	(0.40)%	(0.38)%[k]	(0.46)%
Ratio of net income (loss) (not including fees paid indirectly)	0.71%	(0.69)%	0.37%	(0.41)%	(0.38)%[k]	(0.46)%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	1.53%	1.58%	1.60%	1.64%	1.59%[k]	1.60%
Ratio of net investment income (loss) to average net assets	0.43%	(0.78)%	0.37%	(0.41)%	(0.38)%[k]	(0.46)%
Portfolio turnover rate	147%	97%	4%	4%	10%	8%

See page 137 for all footnotes.

APPENDIX B

	Structured Small Cap Value Fund—Class B Shares[l]
	For the Years					For the Year
	Ended October 31,				For the Period	Ended December 31,
					January 1, 2004-
	2008	2007	2006	2005	October 31, 2004	2003
Net asset value, beginning of period	$81.13	$85.26	$74.90	$68.53	$64.47	$46.97

Income (loss) from investment operations:
Net investment income (loss)[a]	(0.07)	(0.84)	(0.14)	(0.70)	(0.49)	(0.56)
Net realized and unrealized gain (loss)	(11.76)	6.86	13.65	8.05	4.55	18.06

Total from investment operations	(11.83)	6.02	13.51	7.35	4.06	17.50

Distributions to shareholders
From net realized gains	(56.14)	(10.15)	(3.15)	(0.98)	—	—

Net asset value, end of period	$13.16	$81.13	$85.26	$74.90	$68.53	$64.47

Total return[b]	(34.04)%	7.45%	18.73%	10.78%	6.30%	37.26%
Net assets, end of period (000’s)	$43,039	$117,553	$175,297	$198,305	$208,457	$210,248

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.00%	1.82%	2.14%	2.18%	2.14%[k]	2.15%
Ratio of net expenses (not including fees paid indirectly)	2.00%	2.10%	2.15%	2.19%	2.14%[k]	2.15%
Ratio of net investment loss to average net assets	(0.05)%	(1.03)%	(0.15)%	(0.95)%	(0.93)%[k]	(1.01)%
Ratio of net loss (not including fees paid indirectly)	(0.05)%	(1.31)%	(0.16)%	(0.96)%	(0.93)%[k]	(1.01)%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	2.28%	2.19%	2.15%	2.19%	2.14%[k]	2.15%
Ratio of net investment loss to average net assets	(0.33)%	(1.39)%	(0.16)%	(0.96)%	(0.93)%[k]	(1.01)%
Portfolio turnover rate	147%	97%	4%	4%	10%	8%

See page 137 for all footnotes.

	Structured Small Cap Value Fund—Class C Shares[l]
	For the Years					For the Year
	Ended October 31,				For the Period	Ended December 31,
					January 1, 2004-
	2008	2007	2006	2005	October 31, 2004	2003
Net asset value, beginning of period	$83.58	$87.57	$76.86	$70.28	$66.15	$48.16

Income (loss) from investment operations:
Net investment income (loss)[a]	— [e]	(0.84)	(0.14)	(0.77)	(0.56)	(0.56)
Net realized and unrealized gain (loss)	(12.60)	7.00	14.00	8.33	4.69	18.55

Total from investment operations	(12.60)	6.16	13.86	7.56	4.13	17.99

Distributions to shareholders
From net realized gains	(56.14)	(10.15)	(3.15)	(0.98)	—	—

Net asset value, end of period	$14.84	$83.58	$87.57	$76.86	$70.28	$66.15

Total return[b]	(33.89)%	7.41%	18.71%	10.81%	6.24%	37.35%
Net assets, end of period (000’s)	$26,503	$70,151	$92,123	$107,803	$114,721	$111,311

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.00%	1.82%	2.14%	2.18%	2.14%[k]	2.15%
Ratio of net expenses (not including fees paid indirectly)	2.00%	2.10%	2.15%	2.19%	2.14%[k]	2.15%
Ratio of net investment loss to average net assets	(0.05)%	(1.01)%	(0.16)%	(0.95)%	(0.93)%[k]	(1.01)%
Ratio of net loss (not including fees paid indirectly)	(0.05)%	(1.29)%	(0.17)%	(0.96)%	(0.93)%[k]	(1.01)%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	2.28%	2.19%	2.15%	2.19%	2.14%[k]	2.15%
Ratio of net investment loss to average net assets	(0.33)%	(1.39)%	(0.17)%	(0.96)%	(0.93)%[k]	(1.01)%
Portfolio turnover rate	147%	97%	4%	4%	10%	8%

See page 137 for all footnotes.

APPENDIX B

STRUCTURED SMALL CAP EQUITY FUND

	Structured Small Cap Equity Fund—Class A Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.00	$12.89	$13.76	$14.55	$12.24	$11.61

Income (loss) from investment operations
Net investment income (loss)[a]	0.02	0.01	0.04	— [e]	(0.02)	(0.04)
Net realized and unrealized gain (loss)	(3.04)	(1.23)	(0.06)	0.35	3.02	1.38

Total from investment operations	(3.02)	(1.22)	(0.02)	0.35	3.00	1.34

Distributions to shareholders
From net investment income	—	(0.01)	(0.01)	—	—	(0.02)
From net realized gains	—	(0.66)	(0.84)	(1.14)	(0.69)	(0.69)

Total distributions	—	(0.67)	(0.85)	(1.14)	(0.69)	(0.71)

Net asset value, end of period	$7.98	$11.00	$12.89	$13.76	$14.55	$12.24

Total return[b]	(27.45)%	(9.73)%	(0.76)%	2.42%	24.97%	11.87%
Net assets, end of period (in 000s)	$162,243	$211,930	$208,875	$185,508	$154,877	$114,684
Ratio of net expenses to average net assets	1.25%[k]	1.25%	1.26%	1.27%	1.33%	1.33%
Ratio of net investment income (loss) to average net assets	0.76%[k]	0.12%	0.24%	—%[f]	(0.15)%	(0.30)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.46%[k]	1.36%	1.34%	1.37%	1.41%	1.43%
Ratio of net investment income (loss) to average net assets	0.55%[k]	0.01%	0.16%	(0.09)%	(0.23)%	(0.40)%
Portfolio turnover rate	31%	160%	154%	151%	149%	153%

See page 137 for all footnotes.

	Structured Small Cap Equity Fund—Class B Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.89	$11.74	$12.69	$13.60	$11.56	$11.06

Income (loss) from investment operations
Net investment income (loss)[a]	—[e]	(0.06)	(0.06)	(0.10)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(2.73)	(1.13)	(0.05)	0.33	2.84	1.32

Total from investment operations	(2.73)	(1.19)	(0.11)	0.23	2.73	1.19

Distributions to shareholders
From net realized gains	—	(0.66)	(0.84)	(1.14)	(0.69)	(0.69)

Total distributions	—	(0.66)	(0.84)	(1.14)	(0.69)	(0.69)

Net asset value, end of period	$7.16	$9.89	$11.74	$12.69	$13.60	$11.56

Total return[b]	(27.60)%	(10.39)%	(1.52)%	1.66%	24.07%	11.08%
Net assets, end of period (in 000s)	$3,806	$5,807	$10,875	$16,197	$19,555	$19,642
Ratio of net expenses to average net assets	2.00%[k]	2.00%	2.01%	2.02%	2.08%	2.08%
Ratio of net investment income (loss) to average net assets	0.01%[k]	(0.57)%	(0.51)%	(0.75)%	(0.89)%	(1.04)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.21%[k]	2.11%	2.09%	2.11%	2.16%	2.18%
Ratio of net investment loss to average net assets	(0.20)%[k]	(0.68)%	(0.59)%	(0.84)%	(0.97)%	(1.14)%
Portfolio turnover rate	31%	160%	154%	151%	149%	153%

See page 137 for all footnotes.

APPENDIX B

	Structured Small Cap Equity Fund—Class C Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008–
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.94	$11.79	$12.74	$13.64	$11.60	$11.10

Income (loss) from investment operations
Net investment income (loss)[a]	—[e]	(0.06)	(0.06)	(0.10)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(2.75)	(1.13)	(0.05)	0.34	2.84	1.32

Total from investment operations	(2.75)	(1.19)	(0.11)	0.24	2.73	1.19

Distributions to shareholders
From net realized gains	—	(0.66)	(0.84)	(1.14)	(0.69)	(0.69)

Total distributions	—	(0.66)	(0.84)	(1.14)	(0.69)	(0.69)

Net asset value, end of period	$7.19	$9.94	$11.79	$12.74	$13.64	$11.60

Total return[b]	(27.67)%	(10.35)%	(1.44)%	1.65%	24.09%	11.05%
Net assets, end of period (in 000s)	$11,262	$16,250	$21,631	$25,899	$24,901	$20,915
Ratio of net expenses to average net assets	2.00%[k]	2.00%	2.01%	2.02%	2.08%	2.08%
Ratio of net investment income (loss) to average net assets	0.01%[k]	(0.60)%	(0.51)%	(0.75)%	(0.90)%	(1.05)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.21%[k]	2.11%	2.09%	2.11%	2.16%	2.18%
Ratio of net investment loss to average net assets	(0.20)%[k]	(0.71)%	(0.59)%	(0.84)%	(0.98)%	(1.15)%
Portfolio turnover rate	31%	160%	154%	151%	149%	153%

See page 137 for all footnotes.

STRUCTURED SMALL CAP GROWTH FUND

	Structured Small Cap Growth Fund—Class A Shares
	For the Years					For the Year
	Ended October 31,				For the Period	Ended December 31,
					January 1, 2004-
	2008	2007	2006	2005	October 31, 2004	2003
Net asset value, beginning of period	$36.25	$32.78	$28.23	$26.45	$26.74	$21.76

Income (loss) from investment operations:
Net investment loss(a)	(0.05)	(0.27)	(0.38)	(0.26)	(0.29)	(0.33)
Net realized and unrealized gain (loss)	(9.43)	5.59	6.64	2.04	—	5.31

Total from investment operations	(9.48)	5.32	6.26	1.78	(0.29)	4.98

Distributions to shareholders
From net realized gains	(14.11)	(1.85)	(1.71)	—	—	—

Net asset value, end of period	$12.66	$36.25	$32.78	$28.23	$26.45	$26.74

Total return[b]	(39.66)%	17.04%	23.15%	6.69%	(1.08)%	22.89%
Net assets, end of period (000’s)	$19,402	$45,070	$47,721	$42,959	$44,184	$44,265

Ratios/Supplemental Data:
Ratio of net expenses to average net assets:	1.25%	1.25%	1.60%	1.20%	1.65%[k]	1.65%
Ratio of net expenses (not including fees paid indirectly)	1.25%	1.51%	1.65%	1.65%	1.65%[k]	1.65%
Ratio of net investment loss to average net assets	(0.32)%	(0.79)%	(1.25)%	(0.92)%	(1.34)%[k]	(1.41)%
Ratio of net investment loss (not including fees paid indirectly)	(0.32)%	(1.05)%	(1.30)%	(1.37)%	(1.34)%[k]	(1.41)%

Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.00%	2.17%	2.18%	2.23%	2.02%[k]	2.04%
Ratio of net investment loss to average net assets	(1.07)%	(1.70)%	(1.83)%	(1.95)%	(1.71)%[k]	(1.80)%
Portfolio turnover rate	182%	154%	60%	146%	88%	81%

See page 137 for all footnotes.

APPENDIX B

	Structured Small Cap Growth Fund—Class B Shares
	For the Years					For the Year
	Ended October 31,				For the Period	Ended December 31,
					January 1, 2004-
	2008	2007	2006	2005	October 31, 2004	2003
Net asset value, beginning of period	$33.77	$30.83	$26.79	$25.25	$25.64	$20.98

Income (loss) from investment operations:
Net investment loss(a)	(0.17)	(0.46)	(0.52)	(0.40)	(0.40)	(0.44)
Net realized and unrealized gain (loss)	(8.42)	5.25	6.27	1.94	0.01	5.10

Total from investment operations	(8.59)	4.79	5.75	1.54	(0.39)	4.66

Distributions to shareholders
From net realized gains	(14.11)	(1.85)	(1.71)	—	—	—

Net asset value, end of period	$11.07	$33.77	$30.83	$26.79	$25.25	$25.64

Total return[b]	(40.12)%	16.32%	22.40%	6.14%	(1.52)%	22.21%
Net assets, end of period (000’s)	$10,176	$26,184	$30,515	$33,060	$37,430	$42,327

Ratios/Supplemental Data:
Ratio of net expenses to average net assets:	2.00%	1.87%	2.15%	1.75%	2.20%[k]	2.20%
Ratio of net expenses (not including fees paid indirectly)	2.00%	2.13%	2.20%	2.20%	2.20%[k]	2.20%
Ratio of net investment loss to average net assets	(1.07)%	(1.40)%	(1.80)%	(1.47)%	(1.89)%[k]	(1.95)%
Ratio of net investment loss (not including fees paid indirectly)	(1.07)%	(1.67)%	(1.85)%	(1.92)%	(1.89)%[k]	(1.95)%

Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.75%	2.78%	2.73%	2.78%	2.57%[k]	2.59%
Ratio of net investment loss to average net assets	(1.82)%	(2.32)%	(2.37)%	(2.50)%	(2.26)%[k]	(2.34)%
Portfolio turnover rate	182%	154%	60%	146%	88%	81%

See page 137 for all footnotes.

	Structured Small Cap Growth Fund — Class C Shares
	For the Years					For the Year
	Ended October 31,				For the Period	Ended December 31,
					January 1, 2004-
	2008	2007	2006	2005	October 31, 2004	2003
Net asset value, beginning of period	$33.92	$30.96	$26.89	$25.34	$25.73	$21.05

Income (loss) from investment operations:
Net investment loss(a)	(0.17)	(0.46)	(0.52)	(0.40)	(0.40)	(0.45)
Net realized and unrealized gain (loss)	(8.48)	5.27	6.30	1.95	0.01	5.13

Total from investment operations	(8.65)	4.81	5.78	1.55	(0.39)	4.68

Distributions to shareholders
From net realized gains	(14.11)	(1.85)	(1.71)	—	—	—

Net asset value, end of period	$11.16	$33.92	$30.96	$26.89	$25.34	$25.73

Total return[b]	(40.12)%	16.32%	22.48%	6.12%	(1.52)%	22.23%
Net assets, end of period (000’s)	$4,918	$11,911	$13,294	$13,431	$15,856	$16,567

Ratios/Supplemental Data:
Ratio of net expenses to average net assets:	2.00%	1.87%	2.15%	1.75%	2.20%[k]	2.20%
Ratio of net expenses (not including fees paid indirectly)	2.00%	2.13%	2.20%	2.20%	2.20%[k]	2.20%
Ratio of net investment loss to average net assets	(1.07)%	(1.40)%	(1.80)%	(1.47)%	(1.89)%[k]	(1.95)%
Ratio of net investment loss (not including fees paid indirectly)	(1.07)%	(1.67)%	(1.85)%	(1.92)%	(1.89)%[k]	(1.95)%

Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.75%	2.78%	2.73%	2.78%	2.57%[k]	2.59%
Ratio of net investment loss to average net assets	(1.82)%	(2.32)%	(2.37)%	(2.50)%	(2.26)%[k]	(2.34)%
Portfolio turnover rate	182%	154%	60%	146%	88%	81%

See page 137 for all footnotes.

APPENDIX B

Footnotes:

*	The Fund changed its fiscal year end from August 31 to October 31.

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Structured Small Cap Value Fund and Structured Small Cap Growth Fund first began operations as the AXA Enterprise Small Company Value Fund and the AXA Enterprise Small Company Growth Fund, respectively, (the “Predecessor Funds”) of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Funds were reorganized as new portfolios of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Funds. Total return information of the Predecessor Funds is provided in the table because the Predecessor Funds are considered accounting survivors of the reorganization.

c	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.

d	The portfolio turnover rate excluding the effects of mortgage dollar rolls is 57% for the period ended October 31, 2008, 178% for the year ended August 31, 2008, 54% for the year ended August 31, 2007 and 220% for the year ended August 31, 2006. Prior years include the effect of mortgage dollar rolls, if any.

e	Amount is less than $0.005 per share.
f	Amount is less than 0.005% of average net assets.
g	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.
h	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
i	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
j	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 12.67%, 11.85%, and 11.85% for Class A, Class B, and Class C Shares.

k	Annualized.

l	Performance for the Structured Small Cap Value Fund has been restated to reflect a reverse stock split.

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Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Balanced Fund
	6	Goldman Sachs Structured Large Cap Value Fund
	8	Goldman Sachs Structured U.S. Equity Fund
	9	Goldman Sachs Structured Large Cap Growth Fund
	11	Goldman Sachs Structured Small Cap Value Fund
	13	Goldman Sachs Structured Small Cap Equity Fund
	15	Goldman Sachs Structured Small Cap Growth Fund

17	Other Investment Practices and Securities

20	Principal Risks of the Funds

25	Fund Performance

35	Fund Fees and Expenses

47	Service Providers

53	Dividends

54	Shareholder Guide
	54	How To Buy Shares
	70	How To Sell Shares

83	Taxation

86	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

115	Appendix B Financial Highlights

Structured Equity Funds
Prospectus (Class A, B and C Shares)

     FOR MORE INFORMATION

Annual/Semiannual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Funds (other than the Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured Small Cap Growth Fund) have changed their fiscal year ends from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semiannual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

00065768
STDOMPROABC

Prospectus	Class R and IR Shares February 27, 2009

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs
Structured Large Cap
Value Fund

■ Goldman Sachs
Structured U.S. Equity
Fund

■ Goldman Sachs
Structured Large Cap
Growth Fund

■ Goldman Sachs
Structured Small Cap
Value Fund

■ Goldman Sachs
Structured Small Cap
Equity Fund

■ Goldman Sachs
Structured Small Cap
Growth Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity, and Structured Small Cap Growth Funds (each a “Fund”, and collectively the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

     QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED FUNDS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on approximately 10,000 stocks on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) group. These models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as

1

size and sector weights close to the benchmark as well as limiting the size of individual stock positions while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes account of expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Funds.

Goldman Sachs Structured Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs
Structured Large Cap Value Fund

FUND FACTS
Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	Class R: GCVRX; Class IR: GCVTX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares

 * To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs
Structured Large Cap Value Fund continued

available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Value Index. The capitalization range of the Russell 1000® Value Index is currently between $8.5 million and $160.0 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	Class R: GSURX; Class IR: GSUTX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.*

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500 Index is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index. The capitalization range of the S&P 500® Index is currently between $289 million and $389 billion.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs
Structured Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbols:	Class R: GLCRX; Class IR: GLCTX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $37.2 million and $389.0 billion.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

As described in the “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

7

Goldman Sachs
Structured Small Cap Value Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap value stocks

Symbols:	Class R GTTRX; Class IR: GTTTX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded or headquartered in the United States.* For purposes of this restriction, “small-cap U.S. issuers” will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index, and may invest in the securities of issuers outside the Russell 2000® capitalization range. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

As described in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum,

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Value Index. The index is designed to represent an investable universe of small cap companies with lower than average price to book ratios and lower earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

9

Goldman Sachs
Structured Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbols:	Class R: GDSRX; Class IR: GDSTX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000 Index is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

11

Goldman Sachs
Structured Small Cap Growth Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Growth Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth stocks

Symbols:	Class R: GSROX; Class IR: GSTOX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* For purposes of this restriction, “small-cap U.S. issuers” will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index, and may invest in the securities of issuers outside the Russell 2000® capitalization range. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Russell 2000® Growth Index. The index is designed to represent an investable universe of small cap companies with above average price to book ratios and earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

13

Other Investment Practices
and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Funds. In addition, the Funds publish on their website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

14

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Structured	Structured	Structured	Structured	Structured	Structured
of the Fund	Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
— Not permitted	Value	Equity	Growth	Value	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•	•	•
Equity Swaps*	•	•	•	•	•	•
Index Swaps*	•	•	•	—	•	—
Foreign Currency Transactions**	•	•	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•[2]	•[1]	•	•[1]	•[1]
Investment Company Securities (including exchange-traded funds)***	10	10	10	10	10	10
Options on Foreign Currencies[3]	•	•	•	•	•	•
Options on Securities and Securities Indices[4]	•	•	•	•	•	•
Preferred Stock, Warrants and Stock Purchase Rights	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	•	•	•	•	•	•
Unseasoned Companies	•	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund invests in foreign securities.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity, Structured Small Cap Growth Funds may enter into futures transactions only with respect to a representative index.

[2]	The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.

[3]	The Funds may purchase and sell call and put options on foreign currencies.

[4]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices.

15

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation	Structured	Structured	Structured	Structured	Structured	Structured
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
objectives and strategies of the Fund	Value	Equity	Growth	Value	Equity	Growth
— Not permitted	Fund	Fund	Fund	Fund	Fund	Fund
Investment Securities
American and Global Depositary Receipts	•	•	•	•	•	•
Bank Obligations[5]	•	•	•	•	•	•
Convertible Securities[6]	•	•	•	•	•	•
Corporate Debt Obligations[5]	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•
Equity Investments	80+	80+	80+	80+	80+	80+
Emerging Countries Securities	•	—	•	•	•	•
Fixed Income Securities[5,7]	20	20	20	20	20	20
Foreign Securities[8]	•	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	•	•
Structured Securities*	•	•	•	•	•	•
Temporary Investments	35	35	35	35	35	35
U.S. Government Securities[5]	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed to be liquid.

[5]	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.

[6]	The Funds have no minimum rating criteria for convertible debt securities.

[7]	Except as noted under “Convertible Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group, Baa or higher by Moody’s or have a comparable rating by another NRSRO.

[8]	Equity securities of foreign issuers must be traded in the United States.

16

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Structured	Structured	Structured	Structured	Structured	Structured
	Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
• Applicable	Value	Equity	Growth	Value	Equity	Growth
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund
NAV	•	•	•	•	•	•
Credit/Default	•	•	•	•	•	•
Foreign	•	•	•	•	•	•
Stock	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•
Management	•	•	•	•	•	•
Market	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•
Investment Style	•	•	•	•	•	•
Mid Cap and Small Cap	•	•	•	•	•	•
Emerging Countries	•	—	•	•	•	•
Geographic	•	•	•	•	•	•
Portfolio Turnover Rate	•	•	•	•	•	•

17

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor

18

PRINCIPAL RISKS OF THE FUNDS

perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests a Fund may be forced to sell securities, at an unfavorable time and/or unfavorable conditions. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, a Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings, even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth

19

stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Funds, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

20

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class R Shares from year to year; and (b) how the average annual total returns of a Fund’s Class R Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class IR Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class IR Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class IR Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class IR Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

21

Structured Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS R)
Best Quarter* Q2 ’08 –3.63% Worst Quarter* Q4 ’08 –22.33%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R (Inception 11/30/07)
Returns	–37.68%	–36.38%
Russell 1000® Value Index***	–36.77%	–34.98%

Class IR (Inception 11/30/07)
Returns Before Taxes	–37.34%	–36.04%
Returns After Taxes on Distributions**	–37.55%	–36.57%
Returns After Taxes on Distributions and Sale of Fund Shares**	–23.90%	–30.28%
Russell 1000® Value Index***	–36.77%	–34.98%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class IR Shares only. The after-tax returns for Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

22

FUND PERFORMANCE

Structured U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS R)
Best Quarter* Q2 ’08 –1.02% Worst Quarter* Q4 ’08 –21.21%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R (Inception 11/30/07)
Returns	–37.73%	–36.11%
S&P 500® Index***	–36.92%	–34.95%

Class IR (Inception 11/30/07)
Returns Before Taxes	–37.45%	–35.81%
Returns After Taxes on Distributions**	–37.73%	–37.11%
Returns After Taxes on Distributions and Sale of Fund Shares**	–23.98%	–29.79%
S&P 500® Index***	–36.92%	–34.95%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class IR Shares only. The after-tax returns for Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

23

Structured Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS R)
Best Quarter* Q2 ’08 1.68% Worst Quarter* Q4 ’08 –22.23%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R (Inception 11/30/07)
Returns	–41.15%	–38.84%
Russell 1000® Growth Index***	–38.36%	–36.12%

Class IR (Inception 11/30/07)
Returns Before Taxes	–40.82%	–38.54%
Returns After Taxes on Distributions**	–40.95%	–38.78%
Returns After Taxes on Distributions and Sale of Fund Shares**	–26.37%	–32.58%
Russell 1000® Growth Index***	–38.36%	–36.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class IR Shares only. The after-tax returns for Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

24

FUND PERFORMANCE

Structured Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS R)
Best Quarter* Q3 ’08 2.82% Worst Quarter* Q4 ’08 –23.91%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R (Inception 11/30/07)
Returns	–31.37%	–29.57%
Russell 2000® Value Index***	–28.86%	–27.45%

Class IR (Inception 11/30/07)
Returns Before Taxes	–31.18%	–29.39%
Returns After Taxes on Distributions**	–31.40%	–36.27%
Returns After Taxes on Distributions and Sale of Fund Shares**	–20.01%	–22.29%
Russell 2000® Value Index***	–28.86%	–27.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class IR Shares only. The after-tax returns for Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000 Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. An investor cannot invest directly in an index.

25

Structured Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS R)
Best Quarter* Q2 ’08 2.06% Worst Quarter* Q4 ’08 –25.71%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R (Inception 11/30/07)
Returns	–35.19%	–33.02%
Russell 2000® Index***	–33.71%	–31.52%

Class IR (Inception 11/30/07)
Returns Before Taxes	–34.91%	–32.75%
Returns After Taxes on Distributions**	–35.03%	–33.40%
Returns After Taxes on Distributions and Sale of Fund Shares**	–22.55%	–27.52%
Russell 2000® Index***	–33.71%	–31.52%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class IR Shares only. The after-tax returns for Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

26

FUND PERFORMANCE

Structured Small Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS R)
Best Quarter* Q2 ’08 5.03% Worst Quarter* Q4 ’08 –26.60%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R (Inception 11/30/07)
Returns	–39.05%	–36.52%
Russell 2000® Growth Index***	–38.46%	–35.64%

Class IR (Inception 11/30/07)
Returns Before Taxes	–38.73%	–36.22%
Returns After Taxes on Distributions**	–38.73%	–40.86%
Returns After Taxes on Distributions and Sale of Fund Shares**	–25.17%	–29.68%
Russell 2000® Growth Index***	–38.46%	–35.64%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class IR Shares only. The after-tax returns for Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. An investor cannot invest directly in an index.

27

Fund Fees and Expenses (Class R and IR Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class R or Class IR Shares of a Fund.

	Structured Large Cap
	Value Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]*	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]*	0.22%	0.22%

Total Fund Operating Expenses*	1.30%	0.80%

See pages 34-35 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Large Cap
	Value Fund
	Class R	Class IR
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.20%	0.70%

28

FUND FEES AND EXPENSES

	Structured U.S. Equity Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]*	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]*	0.24%	0.24%

Total Fund Operating Expenses*	1.38%	0.88%

See pages 34-35 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Structured U.S. Equity Fund
	Class R	Class IR
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.20%	0.70%

29

Fund Fees and Expenses continued

	Structured Large Cap Growth Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]*	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]*	0.23%	0.23%

Total Fund Operating Expenses*	1.35%	0.85%

See pages 34-35 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Large Cap Growth Fund
	Class R	Class IR
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.20%	0.70%

30

FUND FEES AND EXPENSES

	Structured Small Cap Value Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees2*	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses3*	0.43%	0.43%

Total Fund Operating Expenses*	1.78%	1.28%

See pages 34-35 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses,” after application of current waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Small Cap
	Value Fund
	Class R	Class IR
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.50%	1.00%

31

Fund Fees and Expenses continued

	Structured Small Cap Equity Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]*	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]*	0.26%	0.26%

Total Fund Operating Expenses*	1.61%	1.11%

See pages 34-35 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Small Cap Equity Fund
	Class R	Class IR
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.50%	1.00%

32

FUND FEES AND EXPENSES

	Structured Small Cap Growth Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees2*	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses3*	0.90%	0.90%

Total Fund Operating Expenses*	2.25%	1.75%

See pages 34-35 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses,” after application of current waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Small Cap
	Growth Fund
	Class R	Class IR
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[3]	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.50%	1.00%

33

Fund Fees and Expenses continued

[1]	The Funds, with the exception of the Structured Small Cap Growth and the Structured Small Cap Value Funds, have changed their fiscal year end from August 31 to October 31. These Funds annual operating expenses are based on actual expenses incurred during the fiscal year ended August 31, 2008. The Structured Small Cap Growth and Structured Small Cap Value Funds annual operating expenses are based on actual expenses incurred for the fiscal year ended October 31, 2008.

[2]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Structured Large Cap Value	0.60%	First $1 Billion
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion	+
	0.50%	Next $3 Billion	+
	0.49%	Over $8 Billion	+
Structured U.S. Equity	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion	+
	0.55%	Next $3 Billion	+
	0.54%	Over $8 Billion	+
Structured Large Cap Growth	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion	+
	0.55%	Next $3 Billion	+
	0.54%	Over $8 Billion	+
Structured Small Cap Value	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	+
	0.73%	Next $3 Billion	+
	0.72%	Next $8 Billion	+
Structured Small Cap Equity	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	+
	0.73%	Next $3 Billion	+
	0.72%	Over $8 Billion	+
Structured Small Cap Growth	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	+
	0.73%	Next $3 Billion	+
	0.72%	Next $8 Billion	+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 0.51%, 0.51%, 0.51%, 0.81%, 0.81% and 0.81% as an annual percentage rate of average daily net assets of Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth,

34

FUND FEES AND EXPENSES

Structured Small Cap Value, Structured Small Cap Equity and Structured Small Cap Growth Funds, respectively.

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class R and IR Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses
Structured Large Cap Value	0.004%
Structured U.S. Equity	0.004%
Structured Large Cap Growth	0.004%
Structured Small Cap Value	0.004%
Structured Small Cap Equity	0.004%
Structured Small Cap Growth	0.004%

These expense reductions may be terminated at any time at the option of the Investment Advisor.

35

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R or IR Shares of a Fund for the time periods indicated and then redeem all of your Class R or IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured Large Cap Value
Class R Shares	$132	$412	$713	$1,568
Class IR Shares	$82	$255	$444	$990

Structured U.S. Equity
Class R Shares	$140	$437	$755	$1,657
Class IR Shares	$90	$281	$488	$1,084

Structured Large Cap Growth
Class R Shares	$137	$428	$739	$1,624
Class IR Shares	$87	$271	$471	$1,049

Structured Small Cap Value
Class R Shares	$181	$560	$964	$2,095
Class IR Shares	$130	$406	$702	$1,545

Structured Small Cap Equity
Class R Shares	$164	$508	$876	$1,911
Class IR Shares	$113	$353	$612	$1,352

Structured Small Cap Growth
Class R Shares	$228	$703	$1,205	$2,585
Class IR Shares	$178	$551	$949	$2,062

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class R and Class IR Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know About Purchasing Shares Through An Authorized Dealer?” in the Shareholder Guide in this Prospectus and “Payments to Intermediaries” in the SAI.

36

Service Providers

     INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Structured Large Cap Value Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Small Cap Growth

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

37

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal Year
	Management Fee	Average Daily	Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Structured Large Cap Value	0.60%	First $1 Billion	0.51%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion

Structured U.S. Equity	0.65%	First $1 Billion	0.51%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Structured Large Cap Growth	0.65%	First $1 Billion	0.51%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Structured Small Cap Value	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	0.81%
	0.73%	Next $3 Billion
	0.72%	Next $8 Billion

Structured Small Cap Equity	0.85%	First $1 Billion	0.81%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Over $8 Billion

Structured Small Cap Growth	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	0.81%
	0.73%	Next $3 Billion
	0.72%	Next $8 Billion

The Investment Advisor may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

38

SERVICE PROVIDERS

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds (except Structured Small Cap Value and Structured Small Cap Growth Funds) in 2008 is available in the respective Fund’s annual report dated August 31, 2008. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement for the Structured Small Cap Value and Structured Small Cap Growth Funds in 2008 is available in the Funds’ annual report dated October 31, 2008.

     FUND MANAGERS

Quantitative Domestic Equity Portfolio Management Team

■	A stable and growing team supported by an extensive internal staff

■	More than $45 billion in equities under management as of December 31, 2008, including approximately $15 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 1991 1997 2007 1998 2007	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 2007 2007 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Andrew Alford Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 2007 2007 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Andrew Alford, PhD is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

39

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but

40

SERVICE PROVIDERS

not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, as permitted by applicable law.

41

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and from net capital gains distributions are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Distributions	Distributions
Structured Large Cap Value	Quarterly	Annually

Structured U.S. Equity	Annually	Annually

Structured Large Cap Growth	Annually	Annually

Structured Small Cap Value	Annually	Annually

Structured Small Cap Equity	Annually	Annually

Structured Small Cap Growth	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

42

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ Class R and Class IR Shares. This Prospectus discusses Class R and Class IR Shares for all of the Funds.

     WHO CAN BUY CLASS R AND CLASS IR SHARES

Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R and Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”).

HOW TO BUY, EXCHANGE AND SELL CLASS R AND CLASS IR SHARES

Retirement Plans and Eligible Fee-Based Programs generally may open an account and purchase Class R and/or Class IR Shares through certain brokers, banks, registered investment advisers, financial planners, Retirement Plan administrators (“Authorized Dealers”) and other financial intermediaries. Either Class R or Class IR Shares may not be available through certain Authorized Dealers. Additional Shares may be purchased through a Retirement Plan’s administrator or recordkeeper.

Information For Plan Participants
Retirement Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares. The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the Plan, how to elect a Fund as an investment option, elect different investment options, alter the amounts contributed to the Plan, or change allocations among investment options. Participants in Eligible Fee-Based Programs should contact their program sponsors for more information. For additional information regarding purchases, see “What Should I Know About Purchasing Shares Through An Authorized Dealer?” in this Prospectus.

43

What Should I Know About Purchasing Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940, as amended (the “Act”). They may charge additional fees not described in this Prospectus to their customers for such services.

As the Class R and Class IR Shares of each Fund are held through an omnibus account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in an omnibus account to an account with another dealer involves special procedures and may require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Goldman Sachs Trust (the “Trust”) reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any applicable redemption fee in the case of redemption orders) next determined after such acceptance.
■	Authorized Dealers and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds

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and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

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WHAT ELSE SHOULD I KNOW ABOUT CLASS R AND CLASS IR SHARE PURCHASES AND REDEMPTIONS?

The Trust reserves the right to:

■	Require an Authorized Dealer to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

■	Modify the sales charge rates applicable to future purchases of shares.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Class R or Class IR Shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Class R or Class IR Shares is a Fund’s next determined NAV for a share class, with the redemption proceeds reduced by any

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applicable charges after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

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One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

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How Do I Decide Whether To Buy Class R, IR or other Class Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Note: Authorized Dealers may receive different compensation for selling different Class Shares.

In addition to Class R and Class IR Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Do I Need To Know About The Redemption Fee?
Certain Funds, offered in other prospectuses, will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, these Funds uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.

■	Redemptions of shares that are acquired by reinvestment of dividends or capital gains distributions.

■	Redemptions of shares involving transactions other than participant initiated exchanges from Retirement Plans. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and

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have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.

■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.

■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a QDIA.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

Because Class R and Class IR Shares are held through omnibus arrangements monitored by Authorized Dealers and other intermediaries, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. Please contact your Authorized Dealer or other intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Dealers are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Dealers may set times by which they must receive redemption requests. These Authorized Dealers may also require additional documentation from you.

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The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, or in the event that a Fund is no longer an option in your Retirement Plan or are no longer available through your Eligible Fee-Based Program.

■	Subject to applicable law, redeem shares in your retirement account in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

CAN I EXCHANGE MY INVESTMENT FROM ONE GOLDMAN SACHS FUND TO ANOTHER GOLDMAN SACHS FUND?

You may exchange shares of a Goldman Sachs Fund at the NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Dealer to exchange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer Class R and Class IR Shares.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Dealer.
■	Exchanges are available only in states where exchanges may be legally made.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.

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■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.
■	Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

What Types Of Reports Will I Be Sent Regarding My Investment?
The types of Reports you will be receiving depends on the related arrangements in effect with respect to your Retirement Plan or Eligible Fee-Based Program.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class R Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Class R Shares bear distribution and service fees paid to Goldman Sachs and Authorized Dealers. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund’s average daily net assets attributed to Class R Shares. Because these fees are paid out of a Funds’ assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and

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■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class R Shares.

Goldman Sachs normally begins accruing the annual 0.50% distribution fee for the Class R Shares as an ongoing commission to Authorized Dealers immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessing trading, many foreign equity securities that may be held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—What Else Should I

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Know About Class R and Class IR Share Purchases and Redemptions—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Class R and Class IR Shares of the Funds are held through omnibus arrangements maintained by financial intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs, and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another.

The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional

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purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through a Retirement Plan or other tax-deferred account, you should consider the possible tax consequences of Fund distributions and the sale of your fund shares.

     DISTRIBUTIONS, SALES AND EXCHANGES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Investors who invest through tax-deferred accounts, such as a Retirement Plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each Retirement Plan and plan participant should consult their tax advisers about investment through a tax-deferred account.

Distributions received from the Funds by investors who do not invest through tax-deferred accounts are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

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TAXATION

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

If your investment in the Fund is not made through a tax-deferred account, such as a Retirement Plan, your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Exchanges within Retirement Plans accounts will not result in capital gains or loss for federal or state income tax purposes.

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OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, of qualified interest income and short-term capital gains to non-U.S. investors.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and

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other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other similar instruments representing securities of foreign issuers. ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. Prices of ADRs are quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of a Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody

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services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

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Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which an instrument has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

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APPENDIX A

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

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     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

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APPENDIX A

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging a Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured

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securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. Any equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are

68

APPENDIX A

concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges.

When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign

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securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on future contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

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APPENDIX A

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

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Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership

72

APPENDIX A

interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and

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money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly born by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

74

APPENDIX A

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

75

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance since the inception of Class R and IR Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED LARGE CAP VALUE FUND

	Structured Large Cap
	Value Fund—R Shares
	For the Period	For the Period Ended
	September 1, 2008	August 31,
	to October 31, 2008*	2008[e]
Net asset value, beginning of period	$11.23	$13.89

Income from investment operations
Net investment income[a]	0.02	0.11
Net realized and unrealized loss	(2.62)	(2.17)

Total from investment operations	(2.60)	(2.06)

Distributions to shareholders
From net investment income	(0.04)	(0.14)
From net realized gains	—	(0.46)

Total distributions	(0.04)	(0.60)

Net asset value, end of period	$8.59	$11.23

Total return[b]	(23.21)%	(15.44)%
Net assets, end of period (in 000s)	$6	$8
Ratio of net expenses to average net assets[c]	1.20%	1.20%
Ratio of net investment income to average net assets[c]	1.33%	1.26%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	1.35%	1.30%
Ratio of net investment income to average net assets[c]	1.18%	1.16%
Portfolio turnover rate	24%	130%

See page 88 for all footnotes.

76

APPENDIX B

STRUCTURED LARGE CAP VALUE FUND

	Structured Large Cap
	Value Fund—IR Shares
	For the Period	For the Period Ended
	September 1, 2008	August 31,
	to October 31, 2008*	2008[e]
Net asset value, beginning of period	$11.23	$13.89

Income from investment operations
Net investment income[a]	0.03	0.15
Net realized and unrealized loss	(2.62)	(2.18)

Total from investment operations	(2.59)	(2.03)

Distributions to shareholders
From net investment income	(0.05)	(0.17)
From net realized gains	—	(0.46)

Total distributions	(0.05)	(0.63)

Net asset value, end of period	$8.59	$11.23

Total return[b]	(23.10)%	(15.18)%
Net assets, end of period (in 000s)	$7	$8
Ratio of net expenses to average net assets[c]	0.70%	0.70%
Ratio of net investment income to average net assets[c]	1.81%	1.70%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	0.85%	0.80%
Ratio of net investment income to average net assets[c]	1.66%	1.60%
Portfolio turnover rate	24%	130%

See page 88 for all footnotes.

77

STRUCTURED U.S. EQUITY FUND

	Structured U.S.
	Equity Fund—R Shares
	For the Period	For the Period Ended
	September 1, 2008	August 31,
	to October 31, 2008*	2008[e]
Net asset value, beginning of period	$24.81	$33.02

Income from investment operations
Net investment income[a]	0.04	0.17
Net realized and unrealized loss	(5.96)	(4.48)

Total from investment operations	(5.92)	(4.31)

Distributions to shareholders
From net investment income	—	(0.48)
From net realized gains	—	(3.42)

Total distributions	—	(3.90)

Net asset value, end of period	$18.89	$24.81

Total return[b]	(23.86)%	(14.89)%
Net assets, end of period (in 000s)	$6	$9
Ratio of net expenses to average net assets[c]	1.20%	1.20%
Ratio of net investment income to average net assets[c]	0.99%	0.85%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	1.47%	1.38%
Ratio of net investment income to average net assets[c]	0.72%	0.67%
Portfolio turnover rate	27%	96%

See page 88 for all footnotes.

78

APPENDIX B

STRUCTURED U.S. EQUITY FUND

	Structured U.S.
	Equity Fund—IR Shares
	For the Period	For the Period Ended
	September 1, 2008	August 31,
	to October 31, 2008*	2008[e]
Net asset value, beginning of period	$24.88	$33.02

Income from investment operations
Net investment income[a]	0.05	0.26
Net realized and unrealized loss	(5.97)	(4.49)

Total from investment operations	(5.92)	(4.23)

Distributions to shareholders
From net investment income	—	(0.49)
From net realized gains	—	(3.42)

Total distributions	—	(3.91)

Net asset value, end of period	$18.96	$24.88

Total return[b]	(23.79)%	(14.61)%
Net assets, end of period (in 000s)	$6	$9
Ratio of net expenses to average net assets[c]	0.70%	0.70%
Ratio of net investment income to average net assets[c]	1.48%	1.30%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	0.97%	0.88%
Ratio of net investment income to average net assets[c]	1.21%	1.12%
Portfolio turnover rate	27%	96%

See page 88 for all footnotes.

79

STRUCTURED LARGE CAP GROWTH FUND

	Structured Large Cap
	Growth Fund—R Shares
	For the Period	For the Period Ended
	September 1, 2008	August 31,
	to October 31, 2008*	2008(e)
Net asset value, beginning of period	$12.31	$14.53

Income (loss) from investment operations
Net investment income (loss)[a]	— [d]	0.02
Net realized and unrealized loss	(3.42)	(2.05)

Total from investment operations	(3.42)	(2.03)

Distributions to shareholders
From net investment income	—	(0.09)
From net realized gains	—	(0.10)

Total distributions	—	(0.19)

Net asset value, end of period	$8.89	$12.31

Total return[b]	(27.78)%	(14.18)%
Net assets, end of period (in 000s)	$6	$9
Ratio of net expenses to average net assets[c]	1.20%	1.20%
Ratio of net investment income to average net assets[c]	0.13%	0.21%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	1.39%	1.35%
Ratio of net investment income to average net assets[c]	(0.06)%	0.06%
Portfolio turnover rate	19%	118%

See page 88 for all footnotes.

80

APPENDIX B

STRUCTURED LARGE CAP GROWTH FUND

	Structured Large Cap
	Growth Fund—IR Shares
	For the Period	For the Period Ended
	September 1, 2008	August 31,
	to October 31, 2008	2008[e]
Net asset value, beginning of period	$12.35	$14.53

Income (loss) from investment operations
Net investment income[a]	0.01	0.06
Net realized and unrealized loss	(3.44)	(2.05)

Total from investment operations	(3.43)	(1.99)

Distributions to shareholders
From net investment income	—	(0.09)
From net realized gains	—	(0.10)

Total distributions	—	(0.19)

Net asset value, end of period	$8.92	$12.35

Total return[b]	(27.77)%	(13.86)%
Net assets, end of period (in 000s)	$6	$9
Ratio of net expenses to average net assets[c]	0.70%	0.70%
Ratio of net investment income to average net assets[c]	0.63%	0.63%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	0.89%	0.85%
Ratio of net investment income to average net assets[c]	0.44%	0.48%
Portfolio turnover rate	19%	118%

See page 88 for all footnotes.

81

STRUCTURED SMALL CAP VALUE FUND

Structured Small Cap
Value Fund—R Shares[f]
For the Period Ended
October 31, 2008[e]
Net asset value, beginning of period	$81.41

Income (loss) from investment operations
Net investment income[a]	0.14
Net realized and unrealized loss	(6.79)

Total from investment operations	(6.65)

Distributions to shareholders
From net realized gains	(56.14)

Net asset value, end of period	$18.62

Total return[b]	(27.27)%
Net assets, end of period (in 000s)	$7
Ratio/Supplemental Data:
Ratio of net expenses to average net assets[c]	1.50%
Ratio of net expenses (not including fees paid indirectly)	1.50%
Ratio of net investment income to average net assets[c]	0.60%
Ratio of net investment income (not including fees paid indirectly)	0.60%
Ratios assuming no expense reductions
Ratio of expenses to average net assets[c]	1.78%
Ratio of net investment income to average net assets[c]	0.32%
Portfolio turnover rate	147%

See page 88 for all footnotes.

82

APPENDIX B

STRUCTURED SMALL CAP VALUE FUND

Structured Small Cap
Value Fund—IR Shares[f]
For the Period Ended
October 31, 2008[e]
Net asset value, beginning of period	$81.41

Income (loss) from investment operations
Net investment income[a]	0.21
Net realized and unrealized loss	(6.79)

Total from investment operations	(6.58)

Distributions to shareholders
From net realized gains	(56.14)

Net asset value, end of year	$18.69

Total return[b]	(27.00)%
Net assets, end of period (in 000s)	$7
Ratio/Supplemental Data:
Ratio of net expenses to average net assets[c]	1.00%
Ratio of net expenses (not including fees paid indirectly)	1.00%
Ratio of net investment income to average net assets[c]	1.03%
Ratio of net investment income (not including fees paid indirectly)	1.03%
Ratios assuming no expense reductions
Ratio of expenses to average net assets[c]	1.28%
Ratio of net investment income to average net assets[c]	0.75%
Portfolio turnover rate	147%

See page 88 for all footnotes.

83

STRUCTURED SMALL CAP EQUITY FUND

	Structured Small Cap
	Equity Fund—R Shares
	For the Period	For the Period Ended
	September 1, 2008	August 31,
	to October 31, 2008*	2008[e]
Net asset value, beginning of period	$10.95	$12.16

Income (loss) from investment operations
Net investment income (loss)[a]	0.01	(0.01)
Net realized and unrealized loss	(3.03)	(0.49)

Total from investment operations	(3.02)	(0.50)

Distributions to shareholders
From net investment income	—	(0.05)
From net realized gains	—	(0.66)

Total distributions	—	(0.71)

Net asset value, end of period	$7.93	$10.95

Total return[b]	(27.58)%	(4.40)%
Net assets, end of period (in 000s)	$7	$10
Ratio of net expenses to average net assets[c]	1.50%	1.50%
Ratio of net investment income (loss) to average net assets[c]	0.54%	(0.07)%
Ratios assuming no expense reductions
Ratio of expenses to average net assets[c]	1.71%	1.61%
Ratio of net investment income (loss) to average net assets[c]	0.33%	(0.18)%
Portfolio turnover rate	31%	160%

See page 88 for all footnotes.

84

APPENDIX B

STRUCTURED SMALL CAP EQUITY FUND

	Structured Small Cap
	Equity Fund—IR Shares
	For the Period	For the Period Ended
	September 1, 2008	August 31,
	to October 31, 2008*	2008[e]
Net asset value, beginning of period	$10.98	$12.16

Income (loss) from investment operations
Net investment income[a]	0.02	0.03
Net realized and unrealized loss	(3.04)	(0.50)

Total from investment operations	(3.02)	(0.47)

Distributions to shareholders
From net investment income	—	(0.05)
From net realized gains	—	(0.66)

Total distributions	—	(0.71)

Net asset value, end of period	$7.96	$10.98

Total return[b]	(27.50)%	(4.14)%
Net assets, end of period (in 000s)	$7	$10
Ratio of net expenses to average net assets[c]	1.00%	1.00%
Ratio of net investment income to average net assets[c]	0.99%	0.36%
Ratios assuming no expense reductions
Ratio of expenses to average net assets[c]	1.21%	1.11%
Ratio of net investment income to average net assets[c]	0.78%	0.25%
Portfolio turnover rate	31%	160%

See page 88 for all footnotes.

85

STRUCTURED SMALL CAP GROWTH FUND

Structured Small Cap
Growth Fund—R Shares
For the Period Ended
October 31, 2008[e]
Net asset value, beginning of period	$33.22

Loss from investment operations
Net investment loss[a]	(0.08)
Net realized and unrealized loss	(6.40)

Total from investment operations	(6.48)

Distributions to shareholders
From net realized gains	(14.11)

Net asset value, end of period	$12.63

Total return[b]	(34.40)%
Net assets, end of period (in 000s)	$7
Ratio/Supplemental Data:
Ratio of net expenses to average net assets[c]	1.50%
Ratio of net expenses (not including fees paid indirectly)	1.50%
Ratio of net investment loss to average net assets[c]	(0.40)%
Ratio of net investment loss (not including fees paid indirectly)	(0.40)%
Ratios assuming no expense reductions
Ratio of expenses to average net assets[c]	2.25%
Ratio of net investment loss to average net assets[c]	(1.15)%
Portfolio turnover rate	182%

See page 88 for all footnotes.

86

APPENDIX B

STRUCTURED SMALL CAP GROWTH FUND

Structured Small Cap
Growth Fund—IR Shares
For the Period Ended
October 31, 2008[e]
Net asset value, beginning of period	$33.22

Loss from investment operations
Net investment loss[a]	(0.01)
Net realized and unrealized loss	(6.42)

Total from investment operations	(6.43)

Distributions to shareholders
From net realized gains	(14.11)

Net asset value, end of period	$12.68

Total return[b]	(34.14)%
Net assets, end of period (in 000s)	$7
Ratio/Supplemental Data:
Ratio of net expenses to average net assets[c]	1.00%[c]
Ratio of net expenses (not including fees paid indirectly)	1.00%[c]
Ratio of net investment loss to average net assets[c]	(0.06)%[c]
Ratio of net investment loss (not including fees paid indirectly)	(0.06)%[c]
Ratios assuming no expense reductions
Ratio of expenses to average net assets[c]	1.75%[c]
Ratio of net investment loss to average net assets[c]	(0.81)%[c]
Portfolio turnover rate	182%

See page 88 for all footnotes.

87

Footnotes

*	The Fund changed its fiscal year end from August 31 to October 31.

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Annualized.

d	Amount is less than $0.005 per share.

e	Commenced November 30, 2007.

f	Performance for the Structured Small Cap Value Fund has been restated to reflect a reverse stock split.

88

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Structured Large Cap Value Fund
	5	Goldman Sachs Structured U.S. Equity Fund
	6	Goldman Sachs Structured Large Cap Growth Fund
	8	Goldman Sachs Structured Small Cap Value Fund
	10	Goldman Sachs Structured Small Cap Equity Fund
	12	Goldman Sachs Structured Small Cap Growth Fund

14	Other Investment Practices and Securities

17	Principal Risks of the Funds

21	Fund Performance

28	Fund Fees and Expenses

37	Service Providers

42	Dividends

43	Shareholder Guide

56	Taxation

59	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

76	Appendix B Financial Highlights

Structured Equity Funds
Prospectus (Class R and IR Shares)

     FOR MORE INFORMATION

Annual/Semiannual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Funds (other than the Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured Small Cap Growth Fund) have changed their fiscal year ends from August 31 to October 31.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semiannual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

00065769
STDOMPRORIR

Prospectus	Service Shares February 27, 2009

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs
Balanced Fund

■ Goldman Sachs
Structured Large Cap
Value Fund

■ Goldman Sachs
Structured U.S. Equity
Fund

■ Goldman Sachs
Structured Large Cap
Growth Fund

■ Goldman Sachs
Structured Small Cap
Value Fund

■ Goldman Sachs
Structured Small Cap
Equity Fund

■ Goldman Sachs
Structured Small Cap
Growth Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity and Structured Small Cap Growth Funds (each a “Fund”, and collectively the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

     QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED FUNDS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on approximately 10,000 stocks on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) group. These models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as

1

size and sector weights close to the benchmark as well as limiting the size of individual stock positions while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes account of expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Funds.

Goldman Sachs Structured Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs
Balanced Fund

FUND FACTS
Objective:	Long-term growth of capital and current income

Benchmark:	S&P 500® Index and Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)

Investment Focus:	Large-cap U.S. equity investments and fixed income securities

Investment Style:	Blend equity with income bias and fixed income

Symbols:	GSBSX

     INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income.

     PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve growth of capital primarily through equity investments. The Fund seeks to provide current income through investments in fixed income securities (bonds) and high dividend paying stocks.

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can

3

Goldman Sachs
Balanced Fund continued

also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed income securities.

It is anticipated that, under normal circumstances, the Fund’s portfolio turnover rate will exceed 100%. The Investment Adviser will not consider the Fund’s portfolio turnover rate a limiting factor in making investment decisions for the Fund.

Equity Investments. The Fund invests, under normal circumstances, between 50% and 70% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity securities. Generally, the Fund will make equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500 Index at the time of investment. Normally, the Fund will seek to hold certain of the higher dividend paying stocks within respective industries and sectors while still maintaining industry and sector weights that are similar to those of the S&P 500 Index. The Investment Adviser will use proprietary quantitative techniques, including a risk model, and a transactions cost model, in managing the Fund’s equity investments.

For the Fund, the Investment Adviser’s quantitative style of funds management emphasizes two building blocks of active management: careful portfolio construction and efficient implementation.

Step 1: Portfolio Construction
The Investment Adviser uses a proprietary risk model which attempts to identify and measure the comparative risks between equity investments as accurately as possible. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with higher dividend yields and underweighting stocks with lower dividend yields relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. Thus, the resulting portfolio tends to favor the higher dividend paying stocks within each industry, but still maintains industry weights that generally resemble the industry weights in the S&P 500 Index. The constraint that the portfolio should have industry weights similar to the benchmark is intended to avoid relative overweighting of certain industries, such as Tobacco, Utilities and Financial Services, that tend to have higher dividend yields. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

construct the most efficient risk/return portfolio given the Fund’s equity benchmark.

Step 2: Efficient Implementation
The equity portfolio management team considers transaction costs at each step of the investment process. The team factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in senior fixed income securities. Generally, “senior” fixed income securities are securities that are not subordinated to other securities issued by an issuer.

The Fund’s fixed income securities primarily include:

■	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities
■	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.

Other. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund may invest up to 20% of its Total Assets (measured at the time of investment) in foreign securities, including up to 15% of its Total Assets in obligations of issuers in countries with emerging markets or economies (“emerging countries”). The Fund may invest up to 25% of its Total Assets (measured at the time of investment) in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets. In pursuing its investment objective, the Fund uses the Barclays Capital Aggregate Bond Index as its performance benchmark, but the Fund will not attempt to replicate the Index.

5

Goldman Sachs
Structured Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	GCLSX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Value Index. The capitalization range of the Russell 1000® Value Index is currently between $8.5 million and $160.0 billion.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

7

Goldman Sachs
Structured U.S. Equity Fund

FUND FACTS
Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	GSESX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.*

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500 Index is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index. The capitalization range of the S&P 500® Index is currently between $289 million and $389 billion.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Large Cap Growth Fund

FUND FACTS
Objective:	Long-term growth of capital; dividend income is a secondary consideration
Benchmark:	Russell 1000® Growth Index
Investment Focus:	Large-cap, growth-oriented U.S. equity investments
Investment Style:	Quantitative, applied to large-cap growth stocks
Symbols:	GSCLX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $37.2 million and $389.0 billion.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

9

Goldman Sachs
Structured Large Cap Growth Fund continued

As described in the “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Value Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap value stocks

Symbols:	GSSSTX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded or headquartered in the United States.* For purposes of this restriction, “small-cap U.S. issuers” will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index, and may invest in the securities of issuers outside the Russell 2000® capitalization range. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

As described in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum,

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

11

Goldman Sachs
Structured Small Cap Value Fund continued

profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Value Index. The index is designed to represent an investable universe of small cap companies with lower than average price to book ratios and lower earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbols:	GCSSX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

13

Goldman Sachs
Structured Small Cap Equity Fund continued

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000 Index is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

14

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Growth Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Growth Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth stocks

Symbols:	GSSOX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* For purposes of this restriction, “small-cap U.S. issuers” will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index, and may invest in the securities of issuers outside the Russell 2000® capitalization range. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

15

Goldman Sachs
Structured Small Cap Growth Fund continued

Russell 2000® Growth Index. The index is designed to represent an investable universe of small cap companies with above average price to book ratios and earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

16

Other Investment Practices
and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Funds. In addition, the Funds publish on their website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

17

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Structured	Structured	Structured	Structured	Structured	Structured
of the Fund		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
— Not permitted	Balanced	Value	Equity	Growth	Value	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—	—	—	—
Cross Hedging of Currencies	•	•	•	•	•	•	•
Currency Swaps*	15	—	—	—	—	—	—
Custodial Receipts and Trust Certificates	•	•	•	•	•	•	•
Equity Swaps*	•	•	•	•	•	•	•
Index Swaps*	15	•	•	•	—	•	—
Foreign Currency Transactions (including forward contracts)**	25[1]	•	•	•	•	•	•
Futures Contracts and Options on Futures Contracts	•	•[2]	•[3]	•[2]	•[2]	•[2]	•[2]
Interest Rate Caps, Floors and Collars	•	—	—	—	—	—	—
Investment Company Securities (including exchange-traded funds)***	10	10	10	10	10	10	10
Loan Participations	•	—	—	—	—	—	—
Mortgage Dollar Rolls	•	—	—	—	—	—	—
Options on Foreign Currencies[4]	•	•	•	•	•	•	•
Options on Securities and Securities Indices[5]	•	•	•	•	•	•	•
Preferred Stock, Warrants, and Stock Purchase Rights	•	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	•	•	•	•	•	•
Unseasoned Companies	•	•	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund (except the Balanced Fund) invests in foreign securities.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	This 25% limitation applies to transactions that are unhedged against currency risk. The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.

[2]	The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity, Structured Small Cap Growth Funds may enter into futures transactions only with respect to a representative index.

[3]	The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.

[4]	The Funds may purchase and sell call and put options on foreign currencies.

[5]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation		Structured	Structured	Structured	Structured	Structured	Structured
on usage; limited only by the		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
objectives and strategies of the Fund	Balanced	Value	Equity	Growth	Value	Equity	Growth
— Not permitted	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Securities
American and Global Depositary Receipts	•	•	•	•	•	•	•
Asset-Backed and Mortgage-Back Securities[6]	•	—	—	—	—	—	—
Bank Obligations[7]	•	•	•	•	•	•	•
Convertible Securities[8]	•	•	•	•	•	•	•
Corporate Debt Obligations[7]	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Equity Investments	50-70	80+	80+	80+	80+	80+	80+
Emerging Country Securities	15[9]	•	—	•	•	•	•
Fixed Income Securities[7,10]	30-50[11]	20	20	20	20	20	20
Foreign Government Securities[7]	•	—	—	—	—	—	—
Foreign Securities[12]	20[9]	•	•	•	•	•	•
Loan Participations	•	—	—	—	—	—	—
Municipal Securities	•	—	—	—	—	—	—
Non-Investment Grade Fixed Income Securities	10[13]	—	—	—	—	—	—
Real Estate Investment Trusts	•	•	•	•	•	•	•
Structured Securities [(which may include equity linked notes)*]	•	•	•	•	•	•	•
Stripped Mortgage Back Securities	•	—	—	—	—	—	—
Temporary Investments	100	35	35	35	35	35	35
U.S. Government Securities[7]	•	•	•	•	•	•	•
Yield Curve Options and Inverse Floating Rate Securities	•	—	—	—	—	—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed to be liquid.

[6]	Limited by the amount the Fund invests in fixed income securities.

[7]	Limited by the amount the Fund invests in fixed income securities and (except for the Balanced Fund) limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.

[8]	The Funds have no minimum rating criteria for convertible debt securities, except that convertible securities purchased by the Balanced Fund must be rated B or higher by Standard & Poors Rating Group (“Standard & Poors”) or Moody’s Investor Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”).

[9]	The Balanced Fund may invest in the aggregate up to 20% of its Total Assets in foreign securities, including emerging country securities. “Foreign securities” include securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.

[10]	Except as noted under “Convertible Securities,” and “Non-Investment Grade Fixed Income Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group, Baa or higher by Moody’s or have a comparable rating by another NRSRO.

[11]	The Balanced Fund invests at least 25% of its Total Assets in fixed income senior securities; the remainder of its fixed income allocation may be invested in other fixed income securities and cash.

[12]	Equity securities of foreign issuers must be traded in the United States.

[13]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s, or have a comparable rating by another NRSRO at the time of investment.

19

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
• Applicable	Balanced	Value	Equity	Growth	Value	Equity	Growth
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund
NAV	•	•	•	•	•	•	•
Credit/Default	•	•	•	•	•	•	•
Foreign	•	•	•	•	•	•	•
Stock	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Management	•	•	•	•	•	•	•
Market	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
Investment Style	•	•	•	•	•	•	•
Mid Cap and Small Cap	—	•	•	•	•	•	•
Emerging Countries	•	•	—	•	•	•	•
Geographic	•	•	•	•	•	•	•
Non-Investment Grade Fixed Income Securities	•	—	—	—	—	—	—
Portfolio Turnover Rate	•	•	•	•	•	•	•

20

PRINCIPAL RISKS OF THE FUNDS

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor

21

perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests a Fund may be forced to sell securities, at an unfavorable time and/or unfavorable conditions. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, a Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings, even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth

22

PRINCIPAL RISKS OF THE FUNDS

stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Funds, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Non-Investment Grade Fixed Income Securities Risk—The Balanced Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific

23

corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

24

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

25

Balanced Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +8.86% Worst Quarter* Q4 ’08 –12.64%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 8/15/97)
Returns Before Taxes	–23.32%	0.06%	0.87%	1.21%
Returns After Taxes on Distributions**	–24.07%	–0.90%	–0.25%	–0.06%
Returns After Taxes on Distributions and Sale of Fund Shares**	–14.80%	–0.02%	0.34%	0.51%
S&P 500® Index***	–36.92%	–2.19%	n/a	1.47%
Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)****	5.23%	4.65%	n/a	6.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
****	The Barclays Capital Aggregate Bond Index is an unmanaged index of bond prices (prior to November 2008, the Index was known as the “Lehman Brothers Aggregate Bond Index”). The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

26

FUND PERFORMANCE

Structured Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +14.68% Worst Quarter* Q4 ’08 –22.21%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 12/31/98)
Returns Before Taxes	–37.56%	–2.19%	0.06%	0.06%
Returns After Taxes on Distributions**	–37.73%	–2.70%	–0.38%	–0.38%
Returns After Taxes on Distributions and Sale of Fund Shares**	–24.11%	–1.66%	0.05%	0.05%
Russell 1000® Value Index***	–36.77%	–0.79%	1.36%	1.36%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

27

Structured U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q4 ’99 +15.43% Worst Quarter* Q4 ’08 –21.17%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 6/7/96)
Returns Before Taxes	–37.65%	–3.34%	–1.72%	3.13%
Returns After Taxes on Distributions**	–37.84%	–3.87%	–2.49%	2.12%
Returns After Taxes on Distributions and Sale of Fund Shares**	–24.23%	–2.57%	–1.43%	2.54%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	4.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

28

FUND PERFORMANCE

Structured Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q4 ’99 +24.81% Worst Quarter* Q4 ’08 –22.17%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 5/1/97)
Returns Before Taxes	–41.01%	–5.53%	–5.09%	–0.57%
Returns After Taxes on Distributions**	–41.10%	–5.58%	–5.30%	–0.87%
Returns After Taxes on Distributions and Sale of Fund Shares**	–26.54%	–4.60%	–4.17%	–0.56%
Russell 1000® Growth Index***	–38.36%	–3.42%	–4.27%	0.75%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

29

Structured Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q3 ’08 2.83% Worst Quarter* Q4 ’08 –24.11%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Service Shares (Inception 6/25/07)
Returns Before Taxes	–31.41%	–30.11%
Returns After Taxes on Distributions**	–31.53%	–34.68%
Returns After Taxes on Distributions and Sale of Fund Shares**	–20.27%	–23.50%
Russell 2000® Value Index***	–28.86%	–27.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000 Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. An investor cannot invest directly in an index.

30

FUND PERFORMANCE

Structured Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +21.05% Worst Quarter* Q4 ’08 –25.76%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 8/15/97)
Returns Before Taxes	–35.14%	–5.30%	1.32%	1.29%
Returns After Taxes on Distributions**	–35.14%	–6.13%	0.36%	0.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	–22.84%	–4.24%	1.04%	1.01%
Russell 2000® Index***	–33.71%	–0.93%	3.02%	3.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

31

Structured Small Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’08 5.05% Worst Quarter* Q4 ’08 –26.53%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Service Shares (Inception 6/25/07)
Returns Before Taxes	–38.93%	–32.02%
Returns After Taxes on Distributions**	–38.93%	–35.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	–25.30%	–26.05%
Russell 2000® Growth Index***	–38.46%	–28.20%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. An investor cannot invest directly in an index.

32

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
		Value	Equity	Growth	Value	Equity	Growth
	Balanced	Fund	Fund	Fund	Fund	Fund	Fund
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None	None
Redemption Fees	None	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[1]:

Management Fees[2]*	0.65%	0.58%	0.64%	0.62%	0.85%	0.85%	0.85%
Other Expenses*	0.74%	0.57%	0.59%	0.58%	0.78%	0.61%	1.25%
Service Fees[3]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
All Other Expenses[4]*	0.24%	0.07%	0.09%	0.08%	0.28%	0.11%	0.75%

Total Fund Operating Expenses*	1.39%	1.15%	1.23%	1.20%	1.63%	1.46%	2.10%

See pages 34-35 for all other footnotes.

*	The “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary management fee waivers and expense limitation agreements currently in place with respect to the Fund. The Fund’s “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses,” after application of current management fee waivers and expense limitation agreements, are as set forth below. These management fee waivers and expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses,” and “Total Fund Operating Expenses” shown below would be higher.

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
		Value	Equity	Growth	Value	Equity	Growth
	Balanced	Fund	Fund	Fund	Fund	Fund	Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[1]:
Management Fees[2]	0.55%	0.51%	0.51%	0.51%	0.81%	0.81%	0.81%
Other Expenses	0.60%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Service Fees[3]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
All Other Expenses[4]	0.10%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.15%	1.05%	1.05%	1.05%	1.35%	1.35%	1.35%

33

Fund Fees and Expenses continued

[1]	The Funds, with the exception of the Structured Small Cap Growth and the Structured Small Cap Value Funds, have changed their fiscal year end from August 31 to October 31. These Funds annual operating expenses are based on actual expenses incurred during the fiscal year ended August 31, 2008. The Structured Small Cap Growth and Structured Small Cap Value Funds annual operating expenses are based on actual expenses incurred for the fiscal year ended October 31, 2008.

[2]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Balanced	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion+
	0.55%	Next $3 Billion+
	0.54%	Over $8 Billion+

Structured Large Cap Value	0.60%	First $1 Billion
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion+
	0.50%	Next $3 Billion+
	0.49%	Over $8 Billion+

Structured U.S. Equity	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion+
	0.55%	Next $3 Billion+
	0.54%	Over $8 Billion+

Structured Large Cap Growth	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion+
	0.55%	Next $3 Billion+
	0.54%	Over $8 Billion+

Structured Small Cap Value	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion+
	0.73%	Next $3 Billion+
	0.72%	Next $8 Billion+

Structured Small Cap Equity	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion+
	0.73%	Next $3 Billion+
	0.72%	Over $8 Billion+

Structured Small Cap Growth	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion+
	0.73%	Next $3 Billion+
	0.72%	Next $8 Billion+

34

FUND FEES AND EXPENSES

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 0.55%, 0.51%, 0.51%, 0.51%, 0.81%, 0.81% and 0.81% as an annual percentage rate of average daily net assets of Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity and Structured Small Cap Growth Funds, respectively.

[3]	Service Organizations (as defined in the “Shareholder Guide”) may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses
Balanced	0.064%
Structured large Cap Value	0.004%
Structured U.S. Equity	0.004%
Structured Large Cap Growth	0.004%
Structured Small Cap Value	0.004%
Structured Small Cap Equity	0.004%
Structured Small Cap Growth	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

35

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Balanced	$142	$440	$761	$1,669

Structured Large Cap Value	$117	$365	$633	$1,398

Structured U.S. Equity	$125	$390	$676	$1,489

Structured Large Cap Growth	$122	$381	$660	$1,455

Structured Small Cap Value	$166	$514	$887	$1,933

Structured Small Cap Equity	$149	$462	$797	$1,746

Structured Small Cap Growth	$213	$658	$1,129	$2,431

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in this Prospectus and “Payments to Intermediaries” in the SAI.

36

Service Providers

     INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Structured Large Cap Value Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Small Cap Growth

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

37

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily		Year Ended
Fund	Annual Rate	Net Assets		October 31, 2008
Balanced	0.65%	First $	1 Billion	0.55%
	0.59%	Next $	1 Billion
	0.56%	Next $	3 Billion
	0.55%	Next $	3 Billion
	0.54%	Over $	8 Billion

Structured Large Cap Value	0.60%	First $	1 Billion	0.51%
	0.54%	Next $	1 Billion
	0.51%	Next $	3 Billion
	0.50%	Next $	3 Billion
	0.49%	Over $	8 Billion

Structured U.S. Equity	0.65%	First $	1 Billion	0.51%
	0.59%	Next $	1 Billion
	0.56%	Next $	3 Billion
	0.55%	Next $	3 Billion
	0.54%	Over $	8 Billion

Structured Large Cap Growth	0.65%	First $	1 Billion	0.51%
	0.59%	Next $	1 Billion
	0.56%	Next $	3 Billion
	0.55%	Next $	3 Billion
	0.54%	Over $	8 Billion

Structured Small Cap Value	0.85%	First $	1 Billion	0.81%
	0.85%	Next $	1 Billion
	0.77%	Next $	3 Billion
	0.73%	Next $	3 Billion
	0.72%	Next $	8 Billion

Structured Small Cap Equity	0.85%	First $	1 Billion	0.81%
	0.85%	Next $	1 Billion
	0.77%	Next $	3 Billion
	0.73%	Next $	3 Billion
	0.72%	Over $	8 Billion

Structured Small Cap Growth	0.85%	First $	1 Billion	0.81%
	0.85%	Next $	1 Billion
	0.77%	Next $	3 Billion
	0.73%	Next $	3 Billion
	0.72%	Next $	8 Billion

38

SERVICE PROVIDERS

The Investment Advisor may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds (except Structured Small Cap Value and Structured Small Cap Growth Funds) in 2008 is available in the respective Fund’s annual report dated August 31, 2008. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement for the Structured Small Cap Value and Structured Small Cap Growth Funds in 2008 is available in the Funds’ annual report dated October 31, 2008.

     FUND MANAGERS

Quantitative Domestic Equity Portfolio Management Team

■	A stable and growing team supported by an extensive internal staff

■	More than $45 billion in equities under management as of December 31, 2008, including approximately $15 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 1991 1997 2007 1998 2007	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 2007 2007 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Andrew Alford Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 2007 2007 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Andrew Alford, PhD is a Managing Director and Senior Portfolio Manager on the QIS team,

39

where he is responsible for portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Don Mulvihill Managing Director	Senior Portfolio Manager— Balanced (Equity)	Since 2006	Mr. Mulvihill joined the Investment Adviser in 1981 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the Quantitative Equity team in 1999.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Balanced (Equity)	Since 1994	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Mark Carhart, PHD, CFA is a Managing Director and serves as the Co-Chief Investment Officer for the QIS Team. Don Mulvihill is the Senior Portfolio Manager responsible for taxable portfolios, and is responsible for the Fund’s portfolio management process, including setting research priorities and client contact. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

Quantitative International Equity Portfolio Management Team

Fixed Income Investment Team

■	The Fixed Income team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

■	As of December 31, 2008, the team managed approximately $218.8 billion in fixed income assets for retail, institutional and high net worth clients

40

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Jonathan A. Beinner Chief Investment Officer, Fixed Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed income	Portfolio Manager— Balanced (Fixed Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager.

Jonathan Beinner serves as the Chief Investment Officer for the Fixed Income team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. James Clark serves as Co-Head of the U.S. Fixed Income team and is responsible for a variety of U.S. investment strategies. The Fixed Income portfolio management team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer,

41

asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in

42

SERVICE PROVIDERS

transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, as permitted by applicable law.

43

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and from net capital gains distributions are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Distributions	Distributions
Balanced	Quarterly	Annually

Structured Large Cap Value	Quarterly	Annually

Structured U.S. Equity	Annually	Annually

Structured Large Cap Growth	Annually	Annually

Structured Small Cap Value	Annually	Annually

Structured Small Cap Equity	Annually	Annually

Structured Small Cap Growth	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

44

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ Service Shares.

     HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares (“Service Organizations”). No shareholder may buy Service Shares directly from the Funds. Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation);
■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

It is strongly recommended that payment be made by wiring federal funds.

It is expected that checks will be converted to federal funds within two business days after receipt.

45

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Service Organization’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other financial intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.
■	Service Organizations or financial intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Service Organizations and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional

46

SHAREHOLDER GUIDE

charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization, or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your Service Organization or from Goldman Sachs by calling the number on the back cover of this Prospectus.

47

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account minimum requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify the manner in which shares are offered.

■	Modify the sales charge rates applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to

48

SHAREHOLDER GUIDE

verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Service Shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Service Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., redemption fees) after the Fund receives your order in proper form. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings;

49

equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its

50

SHAREHOLDER GUIDE

regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. Redemption proceeds may be sent to shareholders by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

A Service Organization may request redemptions in writing, by electronic trading platform or by telephone (unless the Service Organization opts out of the telephone redemption privilege on the Account Application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or

■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

51

Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.

■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide instructions and a Medallion signature guarantee indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for your redemption proceeds to be as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act of 1940, as amended (the “Act”). Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which

52

SHAREHOLDER GUIDE

makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of other financial intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such financial intermediaries or Service Organization.

By Check: A shareholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
Certain Funds, offered in other prospectuses, will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, these Funds uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares that are acquired by reinvestment of dividends or capital gains distributions.

■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and

53

have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.

■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.

■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a QDIA.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your financial

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intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs.
■	Charge an additional fee in the event a redemption is made via wire transfer.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
A Service Organization may exchange Service Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

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You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.

■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Goldman Sachs Fund account is exchanged.

■	Currently, the Funds do not impose any charges for exchanges, although the Funds may impose a charge in the future.

■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.

■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual shareholder reports containing audited financial statements and semiannual shareholder reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communication from a Fund to the shareholders, including but not limited to prospectuses,

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SHAREHOLDER GUIDE

prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 under the Act.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading certain Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities that may be held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How are Shares Priced?”

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Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the

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implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

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Non-U.S. investors are generally subject to U.S. withholding and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, of qualified interest income and short-term capital gains. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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The Balanced Fund will invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies although the Balanced Fund will generally not invest in such companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular

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APPENDIX A

issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

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Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other similar instruments representing securities of foreign issuers. ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. Prices of ADRs are

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APPENDIX A

quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Balanced Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political

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APPENDIX A

conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of a Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risk through the use of derivative instruments may not be successful, and

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the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the

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APPENDIX A

aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which an instrument has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO

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■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income

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security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Balanced Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

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Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging a Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. Any equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount

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invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Credit Linked Notes. The Balanced Fund may invest in credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Inverse Floaters. The Balanced Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these

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risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges or (in the case of the Balanced Fund) foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Balanced Fund may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and the Balanced Fund may engage in transactions on foreign exchanges.

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Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on future contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability

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to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward

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APPENDIX A

commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

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Short Sales Against-the-Box. The Balanced Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are

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subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly born by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of

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loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Balanced Fund may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be

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particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The Balanced Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage passthrough securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO

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classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Balanced Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the

84

APPENDIX A

underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changed in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Non-Investment Grade Fixed Income Securities. The Balanced Fund may invest in non-investment grade fixed income securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and

85

investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Balanced Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the

86

APPENDIX A

current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. The Balanced Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. The Balanced Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the

87

decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Municipal Securities. The Balanced Fund may invest in securities and instruments issued by state and local government issuers. Municipal securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in municipal securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal

88

APPENDIX A

leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

The Balanced Fund may enter into swap transactions and option agreements, including interest rate caps, floors and collars. Interest rate swaps involve the

89

exchange by the Balanced Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give the Balanced Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Balanced Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Balanced Fund may enter into the transactions described above, as applicable, for hedging purposes or to seek to increase total return. As an example, when the Balanced Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap

90

APPENDIX A

since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Balanced Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Loan Participations. The Balanced Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

91

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

BALANCED FUND

	Balanced Fund—Service Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.77	$20.70	$20.66	$19.89	$18.67	$17.25

Income (loss) from investment operations
Net investment income[a]	0.10	0.64	0.56	0.44	0.33 [c]	0.28
Net realized and unrealized gain (loss)	(3.00)	(1.85)	1.53	0.70	1.27	1.49

Total from investment operations	(2.90)	(1.21)	2.09	1.14	1.60	1.77

Distributions to shareholders
From net investment income	(0.18)	(0.52)	(0.55)	(0.37)	(0.38)	(0.35)
From net realized gains	—	(1.20)	(1.50)	—	—	—

Total distributions	(0.18)	(1.72)	(2.05)	(0.37)	(0.38)	(0.35)

Net asset value, end of period	$14.69	$17.77	$20.70	$20.66	$19.89	$18.67

Total return[b]	(16.43)%	(6.41)%	10.53%	5.80%	8.66%	10.34%
Net assets at end of period (in 000s)	$1	$1	$2	$1	$1	$1
Ratio of net expenses to average net assets	1.14%[i]	1.13%	1.16%	1.21%	1.24%	1.25%
Ratio of net investment income to average net assets	3.60%[i]	3.33%	2.60%	2.09%	1.68%[c]	1.63%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.64%[i]	1.39%	1.41%	1.37%	1.41%	1.40%
Ratio of net investment income to average net assets	3.10%[i]	3.07%	2.35%	1.93%	1.51%[c]	1.48%
Portfolio turnover rate[d]	58%	184%	63%	256%	228%	208%

See page 99 for all footnotes.

92

APPENDIX B

STRUCTURED LARGE CAP VALUE FUND

	Structured Large Cap Value Fund—Service Shares
	For the Period	For the Year Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.28	$14.56	$14.06	$12.73	$11.18	$9.50

Income from investment operations
Net investment income[a]	0.03	0.17	0.17	0.17	0.11	0.03
Net realized and unrealized gain (loss)	(2.64)	(2.82)	1.05	1.50	1.77	1.76

Total from investment operations	(2.61)	(2.65)	1.22	1.67	1.88	1.79

Distributions to shareholders
From net investment income	(0.04)	(0.17)	(0.17)	(0.10)	(0.08)	(0.11)
From net realized gains	—	(0.46)	(0.55)	(0.24)	(0.25)	—

Total distributions	(0.04)	(0.63)	(0.72)	(0.34)	(0.33)	(0.11)

Net asset value, end of period	$8.63	$11.28	$14.56	$14.06	$12.73	$11.18

Total return[b]	(23.16)%	(18.73)%	8.70%	13.35%	17.06%	18.89%
Net assets, end of period (in 000s)	$7,193	$8,994	$14,237	$1,697	$799	$487
Ratio of net expenses to average net assets	1.05%[i]	1.05%	1.05%	1.11%	1.20%	1.20%
Ratio of net investment income to average net assets	1.50%[i]	1.31%	1.14%	1.28%	0.87%	0.84%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.20%[i]	1.15%	1.14%	1.20%	1.24%	1.25%
Ratio of net investment income to average net assets	1.35%[i]	1.21%	1.05%	1.19%	0.83%	0.79%
Portfolio turnover rate	24%	130%	119%	127%	132%	154%

See page 99 for all footnotes.

93

STRUCTURED U.S. EQUITY FUND

	Structured U.S. Equity Fund—Service Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.74	$32.98	$31.50	$28.88	$25.60	$22.40

Income from investment operations
Net investment income[a]	0.04	0.26	0.24	0.21	0.23 [e]	0.08
Net realized and unrealized gain (loss)	(5.94)	(4.80)	2.59	2.50	3.25	3.19

Total from investment operations	(5.90)	(4.54)	2.83	2.71	3.48	3.27

Distributions to shareholders
From net investment income	—	(0.28)	(0.24)	(0.09)	(0.20)	(0.07)
From net realized gains	—	(3.42)	(1.11)	—	—	—

Total distributions	—	(3.70)	(1.35)	(0.09)	(0.20)	(0.07)

Net asset value, end of period	$18.84	$24.74	$32.98	$31.50	$28.88	$25.60

Total return[b]	(23.85)%	(15.43)%	9.01%	9.39%	13.61%	14.60%
Net assets, end of period (in 000s)	$2,949	$3,908	$15,884	$13,019	$10,328	$9,215
Ratio of net expenses to average net assets	1.05%[i]	1.05%	1.05%	1.09%	1.15%	1.23%
Ratio of net investment income to average net assets	1.05%[i]	0.91%	0.72%	0.70%	0.84%[e]	0.33%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.32%[i]	1.23%	1.20%	1.25%	1.25%	1.35%
Ratio of net investment income to average net assets	0.78%[i]	0.73%	0.57%	0.55%	0.74%[e]	0.21%
Portfolio turnover rate	27%	96%	119%	129%	142%	112%

See page 99 for all footnotes.

94

APPENDIX B

STRUCTURED LARGE CAP GROWTH FUND

	Structured Large Cap Growth Fund—Service Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.28	$14.25	$13.10	$12.43	$11.04	$10.26

Income (loss) from investment operations
Net investment income (loss)[a]	— [j]	0.04	0.02	0.02	0.04 [f]	(0.02)
Net realized and unrealized gain (loss)	(3.41)	(1.90)	1.13	0.65	1.35 [g]	0.80

Total from investment operations	(3.41)	(1.86)	1.15	0.67	1.39	0.78

Distributions to shareholders
From net investment income	—	(0.01)	—	—	—	—
From net realized gains (loss)	—	(0.10)	—	—	—	—

Total distributions	—	(0.11)	—	—	—	—

Net asset value, end of period	$8.87	$12.28	$14.25	$13.10	$12.43	$11.04

Total return[b]	(27.77)%	(13.11)%	8.78%	5.39%	12.59%[h]	7.60%
Net assets, end of period (in 000s)	$189	$273	$258	$260	$227	$361
Ratio of net expenses to average net assets	1.05%[i]	1.05%	1.05%	1.10%	1.21%	1.25%
Ratio of net investment income (loss) to average net assets	0.23%[i]	0.32%	0.12%	0.15%	0.38%[f]	(0.20)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.24%[i]	1.20%	1.19%	1.26%	1.34%	1.39%
Ratio of net investment income (loss) to average net assets	0.04%[i]	0.17%	(0.02)%	(0.01)%	0.25%[f]	(0.34)%
Portfolio turnover rate	19%	118%	140%	111%	146%	149%

See page 99 for all footnotes.

95

STRUCTURED SMALL CAP VALUE FUND

	Structured Small Cap Value
	Fund—Service Shares[k]
	For the	For the Period
	Year Ended	Ended October 31,
	October 31,	2007 (Commenced
	2008	June 25, 2007)
Net asset value, beginning of period	$95.13	$102.48

Income (loss) from investment operations:
Net investment income[a]	0.28	0.14
Net realized and unrealized loss	(16.59)	(7.49)

Total from investment operations	(16.31)	(7.35)

Distributions to shareholders
From net realized gains	(56.14)	—

Net asset value, end of period	$22.68	$95.13

Total return[b]	(33.30)%	(7.17)%
Net assets, end of period (000’s)	$6	$9
Ratios/Supplemental Data:
Ratio of net expenses to average net assets:	1.35%	1.35%[i]
Ratio of net expenses (not including fees paid indirectly)	1.35%	1.35%[i]
Ratio of net investment income to average net assets	0.83%	0.21%[i]
Ratio of net investment income (not including fees paid indirectly)	0.83%	0.21%[i]
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	1.63%	1.63%[i]
Ratio of net investment income (loss) to average net assets	0.55%	(0.06)%[i]
Portfolio turnover rate	147%	97%

See page 99 for all footnotes.

96

APPENDIX B

STRUCTURED SMALL CAP EQUITY FUND

	Structured Small Cap Equity Fund—Service Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.84	$12.72	$13.59	$14.40	$12.13	$11.53

Income (loss) from investment operations
Net investment income (loss)[a]	0.01	0.01	0.02	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(3.00)	(1.23)	(0.05)	0.34	2.99	1.36

Total from investment operations	(2.99)	(1.22)	(0.03)	0.33	2.96	1.31

Distributions to shareholders
From net investment income	—	—	—	—	—	(0.02)
From net realized gains	—	(0.66)	(0.84)	(1.14)	(0.69)	(0.69)

Total distributions	—	(0.66)	(0.84)	(1.14)	(0.69)	(0.71)

Net asset value, end of period	$7.85	$10.84	$12.72	$13.59	$14.40	$12.13

Total return[b]	(27.58)%	(9.80)%	(0.80)%	2.30%	24.86%	11.79%
Net assets, end of period (in 000s)	$2,121	$2,904	$26,406	$29,501	$38,412	$42,618
Ratio of net expenses to average net assets	1.35%[i]	1.35%	1.36%	1.37%	1.43%	1.43%
Ratio of net investment income (loss) to average net assets	0.66%[i]	0.12%	0.14%	(0.09)%	(0.26)%	(0.40)%
Ratios assuming no expense reductions
Ratio of expenses to average net assets	1.56%[i]	1.46%	1.44%	1.46%	1.51%	1.53%
Ratio of net investment income (loss) to average net assets	0.45%[i]	0.01%	0.06%	(0.18)%	(0.34)%	(0.50)%
Portfolio turnover rate	31%	160%	154%	151%	149%	153%

See page 99 for all footnotes.

97

STRUCTURED SMALL CAP GROWTH FUND

	Structured Small Cap Growth
	Fund—Service Shares
	For the	For the Period
	Year Ended	Ended October 31,
	October 31,	2007 (Commenced
	2008	June 25, 2007)
Net asset value, beginning of period	$38.12	$38.42

Loss from investment operations:
Net investment loss[a]	(0.04)	(0.11)
Net realized and unrealized loss	(10.17)

Total from investment operations	(10.21)	(0.19)

Distributions to shareholders
From net realized gains	(14.11)	(0.30)

Net asset value, end of period	$13.80	$38.12

Total return[b]	(39.77)%	(0.60)%
Net assets, end of period (000’s)	$6	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.35%	1.39%[i]
Ratio of net expenses (not including fees paid indirectly)	1.35%	1.39%[i]
Ratio of net investment loss to average net assets	(0.26)%	(0.86)%[i]
Ratio of net investment loss (not including fees paid indirectly)	(0.26)%	(0.86)%[i]
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	2.10%	2.30%[i]
Ratio of net investment loss to average net assets	(1.01)%	(1.80)%[i]
Portfolio turnover rate	182%	154%

See page 99 for all footnotes.

98

APPENDIX B

Footnotes:

*	The Fund changed its fiscal year end from August 31 to October 31.

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.

d	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 57% for the period ended October 31, 2008, 178% for the year ended August 31, 2008, 54% for the year ended August 31, 2007 and 220% for the year ended August 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.

e	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.
f	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
g	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
h	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 12.50% for Service Shares.

i	Annualized.

j	Amount is less than $0.005 per share.

k	Performance for the Structured Small Cap Value Fund has been restated to reflect the reverse stock split.

99

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Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Balanced Fund
	6	Goldman Sachs Structured Large Cap Value Fund
	8	Goldman Sachs Structured U.S. Equity Fund
	9	Goldman Sachs Structured Large Cap Growth Fund
	11	Goldman Sachs Structured Small Cap Value Fund
	13	Goldman Sachs Structured Small Cap Equity Fund
	15	Goldman Sachs Structured Small Cap Growth Fund

17	Other Investment Practices and Securities

20	Principal Risks of the Funds

25	Fund Performance

33	Fund Fees and Expenses

37	Service Providers

44	Dividends

45	Shareholder Guide
	45	How To Buy Shares
	51	How To Sell Shares

60	Taxation

63	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

92	Appendix B Financial Highlights

Structured Equity Funds
Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semiannual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Funds (other than the Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured Small Cap Growth Fund) have changed their fiscal year ends from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semiannual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

STDOMPROSVC

Prospectus	Institutional Shares February 27, 2009

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs
Balanced Fund

■ Goldman Sachs
Structured Large Cap
Value Fund

■ Goldman Sachs
Structured U.S. Equity
Fund

■ Goldman Sachs
Structured Large Cap
Growth Fund

■ Goldman Sachs
Structured Small Cap
Value Fund

■ Goldman Sachs
Structured Small Cap
Equity Fund

■ Goldman Sachs
Structured Small Cap
Growth Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity and Structured Small Cap Growth Funds (each a “Fund”, and collectively the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

     QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED FUNDS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on approximately 10,000 stocks on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) group. These models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as

1

size and sector weights close to the benchmark as well as limiting the size of individual stock positions while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes account of expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Funds.

Goldman Sachs Structured Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs
Balanced Fund

FUND FACTS
Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)

Investment Focus:	Large-cap U.S. equity investments and fixed income securities

Investment Style:	Blend equity with income bias and fixed income

Symbols:	GSBIX

     INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income.

     PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve growth of capital primarily through equity investments. The Fund seeks to provide current income through investments in fixed income securities (bonds) and high dividend paying stocks.

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed income securities is subject to the Fund’s

3

Goldman Sachs
Balanced Fund continued

intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed income securities.

It is anticipated that, under normal circumstances, the Fund’s portfolio turnover rate will exceed 100%. The Investment Adviser will not consider the Fund’s portfolio turnover rate a limiting factor in making investment decisions for the Fund.

Equity Investments. The Fund invests, under normal circumstances, between 50% and 70% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity securities. Generally, the Fund will make equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500 Index at the time of investment. Normally, the Fund will seek to hold certain of the higher dividend paying stocks within respective industries and sectors while still maintaining industry and sector weights that are similar to those of the S&P 500 Index. The Investment Adviser will use proprietary quantitative techniques, including a risk model, and a transactions cost model, in managing the Fund’s equity investments.

For the Fund, the Investment Adviser’s quantitative style of funds management emphasizes two building blocks of active management: careful portfolio construction and efficient implementation.

Step 1: Portfolio Construction
The Investment Adviser uses a proprietary risk model which attempts to identify and measure the comparative risks between equity investments as accurately as possible. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with higher dividend yields and underweighting stocks with lower dividend yields relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. Thus, the resulting portfolio tends to favor the higher dividend paying stocks within each industry, but still maintains industry weights that generally resemble the industry weights in the S&P 500 Index. The constraint that the portfolio should have industry weights similar to the benchmark is intended to avoid relative overweighting of certain industries, such as Tobacco, Utilities and Financial Services, that tend to have higher dividend yields. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

construct the most efficient risk/return portfolio given the Fund’s equity benchmark.

Step 2: Efficient Implementation
The equity portfolio management team considers transaction costs at each step of the investment process. The team factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in senior fixed income securities. Generally, “senior” fixed income securities are securities that are not subordinated to other securities issued by an issuer.

The Fund’s fixed income securities primarily include:

■	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities
■	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.

Other. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund may invest up to 20% of its Total Assets (measured at the time of investment) in foreign securities, including up to 15% of its Total Assets in obligations of issuers in countries with emerging markets or economies (“emerging countries”). The Fund may invest up to 25% of its Total Assets (measured at the time of investment) in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets. In pursuing its investment objective, the Fund uses the Barclays Capital Aggregate Bond Index as its performance benchmark, but the Fund will not attempt to replicate the Index.

5

Goldman Sachs
Structured Large Cap Value Fund

FUND FACTS
Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	GCVIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Value Index. The capitalization range of the Russell 1000® Value Index is currently between $8.5 million and $160.0 billion.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

7

Goldman Sachs
Structured U.S. Equity Fund

FUND FACTS
Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	GSELX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.*

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500 Index is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index. The capitalization range of the S&P 500® Index is currently between $289 million and $389 billion.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Large Cap Growth Fund

FUND FACTS
Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbols:	GCGIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $37.2 million and $389.0 billion.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

9

Goldman Sachs
Structured Large Cap Growth Fund continued

As described in the “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Value Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap value stocks

Symbols:	GSITX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded or headquartered in the United States.* For purposes of this restriction, “small-cap U.S. issuers” will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index, and may invest in the securities of issuers outside the Russell 2000® capitalization range. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

As described in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum,

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

11

Goldman Sachs
Structured Small Cap Value Fund continued

profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Value Index. The index is designed to represent an investable universe of small cap companies with lower than average price to book ratios and lower earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbols:	GCSIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

13

Goldman Sachs
Structured Small Cap Equity Fund continued

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000 Index is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

14

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured Small Cap Growth Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Growth Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth stocks

Symbols:	GSIOX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* For purposes of this restriction, “small-cap U.S. issuers” will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index, and may invest in the securities of issuers outside the Russell 2000® capitalization range. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. The capitalization range of the Russell 2000® Index is currently between $3.6 million and $6.0 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

15

Goldman Sachs
Structured Small Cap Growth Fund continued

Russell 2000® Growth Index. The index is designed to represent an investable universe of small cap companies with above average price to book ratios and earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

16

Other Investment Practices
and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Funds. In addition, the Funds publish on their website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

17

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Structured	Structured	Structured	Structured	Structured	Structured
of the Fund		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
— Not permitted	Balanced	Value	Equity	Growth	Value	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—	—	—	—
Cross Hedging of Currencies	•	•	•	•	•	•	•
Currency Swaps*	15	—	—	—	—	—	—
Custodial Receipts and Trust Certificates	•	•	•	•	•	•	•
Equity Swaps*	•	•	•	•	•	•	•
Index Swaps*	15	•	•	•	—	•	—
Foreign Currency Transactions (including forward contracts)**	25[1]	•	•	•	•	•	•
Futures Contracts and Options on Futures Contracts	•	•[2]	•[3]	•[2]	•[2]	•[2]	•[2]
Interest Rate Caps, Floors and Collars	•	—	—	—	—	—	—
Investment Company Securities (including exchange-traded funds)***	10	10	10	10	10	10	10
Loan Participations	•	—	—	—	—	—	—
Mortgage Dollar Rolls	•	—	—	—	—	—	—
Options on Foreign Currencies[4]	•	•	•	•	•	•	•
Options on Securities and Securities Indices[5]	•	•	•	•	•	•	•
Preferred Stock, Warrants, and Stock Purchase Rights	•	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	•	•	•	•	•	•
Unseasoned Companies	•	•	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund (except the Balanced Fund) invests in foreign securities.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	This 25% limitation applies to transactions that are unhedged against currency risk. The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.

[2]	The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity, Structured Small Cap Growth Funds may enter into futures transactions only with respect to a representative index.

[3]	The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.

[4]	The Funds may purchase and sell call and put options on foreign currencies.

[5]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation		Structured	Structured	Structured	Structured	Structured	Structured
on usage; limited only by the		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
objectives and strategies of the Fund	Balanced	Value	Equity	Growth	Value	Equity	Growth
— Not permitted	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Securities
American and Global Depositary Receipts	•	•	•	•	•	•	•
Asset-Backed and Mortgage-Back Securities[6]	•	—	—	—	—	—	—
Bank Obligations[7]	•	•	•	•	•	•	•
Convertible Securities[8]	•	•	•	•	•	•	•
Corporate Debt Obligations[7]	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Equity Investments	50-70	80+	80+	80+	80+	80+	80+
Emerging Country Securities	15[9]	•	—	•	•	•	•
Fixed Income Securities[7,10]	30-50[11]	20	20	20	20	20	20
Foreign Government Securities[7]	•	—	—	—	—	—	—
Foreign Securities[12]	20[9]	•	•	•	•	•	•
Loan Participations	•	—	—	—	—	—	—
Municipal Securities	•	—	—	—	—	—	—
Non-Investment Grade Fixed Income Securities	10[13]	—	—	—	—	—	—
Real Estate Investment Trusts	•	•	•	•	•	•	•
Structured Securities [(which may include equity linked notes)*]	•	•	•	•	•	•	•
Stripped Mortgage Back Securities	•	—	—	—	—	—	—
Temporary Investments	100	35	35	35	35	35	35
U.S. Government Securities[7]	•	•	•	•	•	•	•
Yield Curve Options and Inverse Floating Rate Securities	•	—	—	—	—	—	—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed to be liquid.

[6]	Limited by the amount the Fund invests in fixed income securities.

[7]	Limited by the amount the Fund invests in fixed income securities and (except for the Balanced Fund) limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.

[8]	The Funds have no minimum rating criteria for convertible debt securities, except that convertible securities purchased by the Balanced Fund must be rated B or higher by Standard & Poors Rating Group (“Standard & Poors”) or Moody’s Investor Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”).

[9]	The Balanced Fund may invest in the aggregate up to 20% of its Total Assets in foreign securities, including emerging country securities. “Foreign securities” include securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.

[10]	Except as noted under “Convertible Securities,” and “Non-Investment Grade Fixed Income Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group, Baa or higher by Moody’s or have a comparable rating by another NRSRO.

[11]	The Balanced Fund invests at least 25% of its Total Assets in fixed income senior securities; the remainder of its fixed income allocation may be invested in other fixed income securities and cash.

[12]	Equity securities of foreign issuers must be traded in the United States.

[13]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s, or have a comparable rating by another NRSRO at the time of investment.

19

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	U.S.	Large Cap	Small Cap	Small Cap	Small Cap
• Applicable	Balanced	Value	Equity	Growth	Value	Equity	Growth
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund
NAV	•	•	•	•	•	•	•
Credit/Default	•	•	•	•	•	•	•
Foreign	•	•	•	•	•	•	•
Stock	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Management	•	•	•	•	•	•	•
Market	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
Investment Style	•	•	•	•	•	•	•
Mid Cap and Small Cap	—	•	•	•	•	•	•
Emerging Countries	•	•	—	•	•	•	•
Geographic	•	•	•	•	•	•	•
Non-Investment Grade Fixed Income Securities	•	—	—	—	—	—	—
Portfolio Turnover Rate	•	•	•	•	•	•	•

20

PRINCIPAL RISKS OF THE FUNDS

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor

21

perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests a Fund may be forced to sell securities, at an unfavorable time and/or unfavorable conditions. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, a Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings, even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth

22

PRINCIPAL RISKS OF THE FUNDS

stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Funds, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Non-Investment Grade Fixed Income Securities Risk—The Balanced Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific

23

corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

24

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

The Structured Small Cap Value Fund and Structured Small Cap Growth Fund first began operations as the AXA Enterprise Small Company Value Fund and AXA Enterprise Small Company Growth Fund of the AXA Enterprise Funds Trust (each a “Predecessor Fund”), respectively. Each Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust on June 25, 2007. Performance of each Predecessor Fund is not shown because as part of the reorganization each Predecessor Fund changed its investment adviser to GSAM.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the

25

distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

26

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +8.97% Worst Quarter* Q4 ’08 –12.50%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/15/97)
Returns Before Taxes	–22.94%	0.76%	1.50%	1.83%
Returns After Taxes on Distributions**	–23.78%	–0.32%	0.21%	0.38%
Returns After Taxes on Distributions and Sale of Fund Shares**	–14.50%	0.53%	0.78%	0.94%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	1.47%
Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)****	5.23%	4.65%	5.63%	6.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
****	The Barclays Capital Aggregate Bond Index is an unmanaged index of bond prices (prior to November 2008, the Index was known as the “Lehman Brothers Aggregate Bond Index”). The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

27

Structured Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +14.75% Worst Quarter* Q4 ’08 –22.03%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 12/31/98)
Returns Before Taxes	–37.17%	–1.69%	0.55%	0.55%
Returns After Taxes on Distributions**	–37.39%	–2.27%	–0.02%	–0.02%
Returns After Taxes on Distributions and Sale of Fund Shares**	–23.76%	–1.22%	0.42%	0.42%
Russell 1000® Value Index***	–36.77%	–0.79%	1.36%	1.36%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

28

FUND PERFORMANCE

Structured U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q4 ’99 +15.55% Worst Quarter* Q4 ’08 –21.07%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 6/15/95)
Returns Before Taxes	–37.35%	–2.87%	–1.23%	5.32%
Returns After Taxes on Distributions**	–37.64%	–3.47%	–2.09%	4.18%
Returns After Taxes on Distributions and Sale of Fund Shares**	–23.90%	–2.17%	–1.06%	4.41%
S&P 500® Index***	–36.92%	–2.19%	–1.38%	5.75%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

29

Structured Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q4 ’99 +24.93% Worst Quarter* Q4 ’08 –22.14%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 5/1/97)
Returns Before Taxes	–40.75%	–5.09%	–4.63%	0.09%
Returns After Taxes on Distributions**	–40.90%	–5.19%	4.88%	0.43%
Returns After Taxes on Distributions and Sale of Fund Shares**	–26.30%	–4.23%	–3.81%	–0.16%
Russell 1000® Growth Index***	–38.36%	–3.42%	–4.27%	0.75%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

30

FUND PERFORMANCE

Structured Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q3 ’08 2.81% Worst Quarter* Q4 ’08 –23.90%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Institutional Shares (Inception 6/25/07)
Returns Before Taxes	–31.17%	–29.83%
Returns After Taxes on Distributions**	–31.36%	–34.46%
Returns After Taxes on Distributions and Sale of Fund Shares**	–20.03%	–23.30%
Russell 2000® Value Index***	–28.86%	–27.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000 Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. An investor cannot invest directly in an index.

31

Structured Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +21.20% Worst Quarter* Q4 ’08 –25.66%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/15/97)
Returns Before Taxes	–34.83%	–4.82%	1.83%	1.79%
Returns After Taxes on Distributions**	–34.96%	–5.67%	0.84%	0.89%
Returns After Taxes on Distributions and Sale of Fund Shares**	–22.48%	–3.85%	1.46%	1.42%
Russell 2000® Index***	–33.71%	–0.93%	3.02%	3.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

32

FUND PERFORMANCE

Structured Small Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’08 5.20% Worst Quarter* Q4 ’08 –26.48%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Institutional Shares (Inception 6/25/07)
Returns Before Taxes	–38.65%	–31.73%
Returns After Taxes on Distributions**	–38.65%	–35.14%
Returns After Taxes on Distributions and Sale of Fund Shares**	–25.11%	–25.83%
Russell 2000® Growth Index***	–38.46%	–28.20%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. An investor cannot invest directly in an index.

33

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

			Structured	Structured		Structured
		Structured	U.S.	Large Cap	Structured	Small Cap	Structured
	Balanced	Large Cap	Equity	Growth	Small Cap	Equity	Small Cap
	Fund	Value Fund	Fund	Fund	Value Fund	Fund	Growth Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None	None
Redemption Fees	None	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[1]:
Management Fees[2]*	0.65%	0.58%	0.64%	0.62%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	None	None	None	None	None
Other Expenses[3]*	0.24%	0.07%	0.09%	0.08%	0.28%	0.11%	0.75%

Total Fund Operating Expenses*	0.89%	0.65%	0.73%	0.70%	1.13%	0.96%	1.60%

See page 35-36 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Funds. The Funds’ “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses,” after application of current fees, waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

			Structured	Structured		Structured
		Structured	U.S.	Large Cap	Structured	Small Cap	Structured
	Balanced	Large Cap	Equity	Growth	Small Cap	Equity	Small Cap
	Fund	Value Fund	Fund	Fund	Value Fund	Fund	Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[1]:
Management Fees[2]	0.55%	0.51%	0.51%	0.51%	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	None	None	None	None	None	None
Other Expenses[3]	0.10%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.65%	0.55%	0.55%	0.55%	0.85%	0.85%	0.85%

34

FUND FEES AND EXPENSES

[1]	The Funds, with the exception of the Structured Small Cap Growth and the Structured Small Cap Value Funds, have changed their fiscal year end from August 31 to October 31. These Funds annual operating expenses are based on actual expenses incurred during the fiscal year ended August 31, 2008. The Structured Small Cap Growth and Structured Small Cap Value Funds annual operating expenses are based on actual expenses incurred for the fiscal year ended October 31, 2008.

[2]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Balanced	0.65%	First $	1 Billion
	0.59%	Next $	1 Billion
	0.56%	Next $	3 Billion	+
	0.55%	Next $	3 Billion	+
	0.54%	Over $	8 Billion	+
Structured Large Cap Value	0.60%	First $	1 Billion
	0.54%	Next $	1 Billion
	0.51%	Next $	3 Billion	+
	0.50%	Next $	3 Billion	+
	0.49%	Over $	8 Billion	+
Structured U.S. Equity	0.65%	First $	1 Billion
	0.59%	Next $	1 Billion
	0.56%	Next $	3 Billion	+
	0.55%	Next $	3 Billion	+
	0.54%	Over $	8 Billion	+
Structured Large Cap Growth	0.65%	First $	1 Billion
	0.59%	Next $	1 Billion
	0.56%	Next $	3 Billion	+
	0.55%	Next $	3 Billion	+
	0.54%	Over $	8 Billion	+
Structured Small Cap Value	0.85%	First $	1 Billion
	0.85%	Next $	1 Billion
	0.77%	Next $	3 Billion	+
	0.73%	Next $	3 Billion	+
	0.72%	Next $	8 Billion	+
Structured Small Cap Equity	0.85%	First $	1 Billion
	0.85%	Next $	1 Billion
	0.77%	Next $	3 Billion	+
	0.73%	Next $	3 Billion	+
	0.72%	Over $	8 Billion	+
Structured Small Cap Growth	0.85%	First $	1 Billion
	0.85%	Next $	1 Billion
	0.77%	Next $	3 Billion	+
	0.73%	Next $	3 Billion	+
	0.72%	Next $	8 Billion	+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

35

Fund Fees and Expenses continued

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 0.55%, 0.51%, 0.51%, 0.51%, 0.81%, 0.81% and 0.81% as an annual percentage rate of average daily net assets of Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Equity and Structured Small Cap Growth Funds, respectively.

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.064%
Structured Large Cap Value	0.004%
Structured U.S. Equity	0.004%
Structured Large Cap Growth	0.004%
Structured Small Cap Value	0.004%
Structured Small Cap Equity	0.004%
Structured Small Cap Growth	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

36

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Balanced	$91	$284	$493	$1,096

Structured Large Cap Value	66	208	362	810

Structured U.S. Equity	75	233	406	906

Structured Large Cap Growth	72	224	390	871

Structured Small Cap Value	115	359	622	1,375

Structured Small Cap Equity	98	306	531	1,178

Structured Small Cap Growth	163	505	871	1,900

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in this Prospectus and “Payments to Intermediaries” in the SAI.

37

Service Providers

     INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Structured Large Cap Value Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Small Cap Growth

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

38

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Balanced	0.65%	First $1 Billion	0.55%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Structured Large Cap Value	0.60%	First $1 Billion	0.51%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion

Structured U.S. Equity	0.65%	First $1 Billion	0.51%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Structured Large Cap Growth	0.65%	First $1 Billion	0.51%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Structured Small Cap Value	0.85%	First $1 Billion	0.81%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Next $8 Billion

Structured Small Cap Equity	0.85%	First $1 Billion	0.81%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Over $8 Billion

Structured Small Cap Growth	0.85%	First $1 Billion	0.81%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Next $8 Billion

The Investment Advisor may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

39

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds (except Structured Small Cap Value and Structured Small Cap Growth Funds) in 2008 is available in the respective Fund’s annual report dated August 31, 2008. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement for the Structured Small Cap Value and Structured Small Cap Growth Funds in 2008 is available in the Funds’ annual report dated October 31, 2008.

     FUND MANAGERS

Quantitative Domestic Equity Portfolio Management Team

■	A stable and growing team supported by an extensive internal staff

■	More than $45 billion in equities under management as of December 31, 2008, including approximately $15 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 1991 1997 2007 1998 2007	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 2007 2007 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Andrew Alford Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Value Structured Small Cap Equity Structured Large Cap Value Structured Small Cap Growth	Since 2007 2007 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Andrew Alford, PhD is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for portfolio management of the U.S. portfolios. The computer optimizer constructs the portfolio based on the team’s models and design

40

SERVICE PROVIDERS

and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Don Mulvihill Managing Director	Senior Portfolio Manager— Balanced (Equity)	Since 2006	Mr. Mulvihill joined the Investment Adviser in 1981 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the Quantitative Equity team in 1999.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Balanced (Equity)	Since 1994	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Mark Carhart, PHD, CFA is a Managing Director and serves as the Co-Chief Investment Officer for the QIS Team. Don Mulvihill is the Senior Portfolio Manager responsible for taxable portfolios, and is responsible for the Fund’s portfolio management process, including setting research priorities and client contact. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

Fixed Income Investment Team

■	The Fixed Income team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

■	As of December 31, 2008, the team managed approximately $218.8 billion in fixed income assets for retail, institutional and high net worth clients

41

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Jonathan A. Beinner Chief Investment Officer, Fixed Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed income	Portfolio Manager— Balanced (Fixed Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager.

Jonathan Beinner serves as the Chief Investment Officer for the Fixed Income team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. James Clark serves as Co-Head of the U.S. Fixed Income team and is responsible for a variety of U.S. investment strategies. The Fixed Income portfolio management team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of

42

SERVICE PROVIDERS

Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and

43

financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, as permitted by applicable law.

44

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and from net capital gains distributions are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Distributions	Distributions
Balanced	Quarterly	Annually

Structured Large Cap Value	Quarterly	Annually

Structured U.S. Equity	Annually	Annually

Structured Large Cap Growth	Annually	Annually

Structured Small Cap Value	Annually	Annually

Structured Small Cap Equity	Annually	Annually

Structured Small Cap Growth	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

45

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ Institutional Shares.

     HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. In order to make an initial investment in a Fund, you must furnish to the Fund or your financial institution an Account Application. You should either:

■	Contact your financial institution who may place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation) or contact the Goldman Sachs Trust (the “Trust”) to place an order;
■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or

■	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

It is strongly recommended that payment be made by wiring federal funds.

It is expected that checks will be converted to federal funds within two business days after receipt.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any applicable

46

SHAREHOLDER GUIDE

redemption fee in the case of redemption orders) next determined after such acceptance.

■	Authorized institutions and other financial intermediaries will be responsible for transmitting accepted orders and payments to the Funds within the time period agreed upon by them.

You should contact your institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust. These institutions or other financial intermediaries (“Intermediaries”) may receive payments from Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to authorized institutions and Intermediaries to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

47

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized institution or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

48

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum
■ Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Trust; brokerage or advisory clients of Goldman Sachs accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments.

49

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

■	Modify the sales charge rates applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees) after the Fund receives your order in proper form. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as

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reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

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Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at the NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested in writing, by electronic trading platform or by telephone (unless the institution opts out of the telephone redemption privilege on the Account Application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

Certain institutions and financial intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent

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unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.

■	Proceed of the telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds may arrange for your redemption proceeds to be paid as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act of 1940, as amended (the “Act”). Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.

■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any financial intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
Certain Funds, offered in other prospectuses, will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, these Funds uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares that are acquired by reinvestment of dividends or capital gains distributions.

■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained under Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457

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(deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended (the “Code”). Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.

■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.

■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a QDIA.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the Intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. If you invest through a financial intermediaries, please contact your financial intermediaries for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

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■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another institution with a relationship with Goldman Sachs.

■	Charge an additional fee in the event a redemption is made via wire transfer.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange Institutional Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

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You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.

■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust.
■	Currently, the Funds do not impose any charge for exchange, although the Funds may impose a charge in the future.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly statement. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semiannual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your financial intermediary or Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

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In addition, authorized institutions and other financial intermediaries will be responsible for providing any communications from the Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Act.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading certain Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities that may be held by the Funds are priced by an independent pricing service using fair valuation. For more

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information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by

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financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do

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not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, of qualified interest income and short-term capital gains. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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The Balanced Fund will invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies although the Balanced Fund will generally not invest in such companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular

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APPENDIX A

issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

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Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other similar instruments representing securities of foreign issuers. ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. Prices of ADRs are

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quoted in U.S. dollars. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Balanced Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political

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conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of a Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risk through the use of derivative instruments may not be successful, and

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the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the

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APPENDIX A

aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which an instrument has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO

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■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income

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security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Balanced Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

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Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging a Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. Any equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount

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invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Credit Linked Notes. The Balanced Fund may invest in credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Inverse Floaters. The Balanced Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these

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risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges or (in the case of the Balanced Fund) foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Balanced Fund may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and the Balanced Fund may engage in transactions on foreign exchanges.

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APPENDIX A

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on future contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability

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to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward

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commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

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Short Sales Against-the-Box. The Balanced Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are

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APPENDIX A

subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly born by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of

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loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Balanced Fund may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be

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APPENDIX A

particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The Balanced Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage passthrough securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO

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classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Balanced Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the

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APPENDIX A

underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changed in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Non-Investment Grade Fixed Income Securities. The Balanced Fund may invest in non-investment grade fixed income securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and

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investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Balanced Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the

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APPENDIX A

current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. The Balanced Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. The Balanced Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the

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decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Municipal Securities. The Balanced Fund may invest in securities and instruments issued by state and local government issuers. Municipal securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in municipal securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal

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APPENDIX A

leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

The Balanced Fund may enter into swap transactions and option agreements, including interest rate caps, floors and collars. Interest rate swaps involve the

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exchange by the Balanced Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give the Balanced Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Balanced Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Balanced Fund may enter into the transactions described above, as applicable, for hedging purposes or to seek to increase total return. As an example, when the Balanced Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap

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APPENDIX A

since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Balanced Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Loan Participations. The Balanced Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

The financial highlights information for the Structured Small Cap Growth and Structured Small Cap Value Funds include the financial history of the Institutional shares of the AXA Enterprise Small Company Value Fund and AXA Enterprise Small Company Growth Fund of AXA Enterprise Trust (the “Predecessor Funds”), which were reorganized into the Structured Small Cap Value and Structured Small Cap Growth Funds, respectively, on June 25, 2007. The information for the Predecessor Funds for the period November 1, 2006 through June 24, 2007, the fiscal years ended October 31, 2006 and 2005, the fiscal period ended October 31, 2004, and the fiscal years ended December 31, 2003 and 2002 have been audited by the Predecessor Funds’ independent registered public accounting firm.

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APPENDIX B

BALANCED FUND

	Balanced Fund—Institutional Shares
	For the Period	Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.98	$20.95	$20.94	$20.12	$18.66	$17.24

Income (loss) from investment operations
Net investment income[a]	0.11	0.73	0.66	0.55	0.47 [c]	0.38
Net realized and unrealized gain (loss)	(3.03)	(1.89)	1.53	0.75	1.44	1.48

Total from investment operations	(2.92)	(1.16)	2.19	1.30	1.91	1.86

Distributions to shareholders
From net investment income	(0.20)	(0.61)	(0.68)	(0.48)	(0.45)	(0.44)

From net realized gains	—	(1.20)	(1.50)	—	—	—

Total distributions	(0.20)	(1.81)	(2.18)	(0.48)	(0.45)	(0.44)

Net asset value, end of period	$14.86	$17.98	$20.95	$20.94	$20.12	$18.66

Total return[b]	(16.35)%	(6.10)%	10.99%	6.51%	10.36%[e]	10.88%
Net assets at end of period (in 000s)	$2,433	$2,951	$3,187	$2,088	$2,052	$2,127
Ratio of net expenses to average net assets	0.64%[k]	0.63%	0.66%	0.71%	0.80%[e]	0.75%
Ratio of net investment income to average net assets	4.10%[k]	3.78%	3.14%	2.71%	2.14%[c]	2.08%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.14%[k]	0.89%	0.91%	0.87%	0.93%	0.90%
Ratio of net investment income to average net assets	3.60%[k]	3.52%	2.89%	2.55%	2.01%[c]	1.93%
Portfolio turnover rate[d]	58%	184%	63%	256%	228%	208%

See page 102 for all footnotes.

95

STRUCTURED LARGE CAP VALUE FUND

	Standard Large Cap Value Fund—Institutional Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.24	$14.51	$14.00	$12.69	$11.14	$9.47

Income from investment operations
Net investment income[a]	0.04	0.23	0.24	0.23	0.17	0.09
Net realized and unrealized gain (loss)	(2.63)	(2.80)	1.04	1.50	1.77	1.74

Total from investment operations	(2.59)	(2.57)	1.28	1.73	1.94	1.83

Distributions to shareholders
From net investment income	(0.06)	(0.24)	(0.22)	(0.18)	(0.14)	(0.16)
From net realized gains	—	(0.46)	(0.55)	(0.24)	(0.25)	—

Total distributions	(0.06)	(0.70)	(0.77)	(0.42)	(0.39)	(0.16)

Net asset value, end of period	$8.59	$11.24	$14.51	$14.00	$12.69	$11.14

Total return[b]	(23.05)%	(18.30)%	9.24%	13.92%	17.69%	19.41%
Net assets, end of period (in 000s)	$851,132	$1,027,705	$1,444,839	$715,191	$384,875	$194,541
Ratio of net expenses to average net assets	0.55%[k]	0.55%	0.55%	0.59%	0.70%	0.70%
Ratio of net investment income to average net assets	2.02%[k]	1.82%	1.64%	1.69%	1.39%	1.36%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.70%[k]	0.65%	0.64%	0.69%	0.74%	0.75%
Ratio of net investment income to average net assets	1.87%[k]	1.72%	1.55%	1.59%	1.35%	1.31%
Portfolio turnover rate	24%	130%	119%	127%	132%	154%

See page 102 for all footnotes.

96

APPENDIX B

STRUCTURED U.S. EQUITY FUND

	Structured U.S. Equity Fund—Institutional Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$25.61	$34.07	$32.48	$29.72	$26.32	$23.00

Income from investment operations
Net investment income[a]	0.06	0.42	0.42	0.38	0.36 [f]	0.21
Net realized and unrealized gain (loss)	(6.15)	(4.98)	2.66	2.56	3.37	3.27

Total from investment operations	(6.09)	(4.56)	3.08	2.94	3.73	3.48

Distributions to shareholders
From net investment income	—	(0.48)	(0.38)	(0.18)	(0.33)	(0.16)
From net realized gains	—	(3.42)	(1.11)	—	—	—

Total distributions	—	(3.90)	(1.49)	(0.18)	(0.33)	(0.16)

Net asset value, end of period	$19.52	$25.61	$34.07	$32.48	$29.72	$26.32

Total return[b]	(23.78)%	(15.09)%	9.56%	9.97%	14.16%	15.18%
Net assets, end of period (in 000s)	$177,704	$253,353	$594,020	$644,250	$269,545	$140,587
Ratio of net expenses to average net assets	0.55%[k]	0.55%	0.55%	0.59%	0.69%	0.73%
Ratio of net investment income to average net assets	1.57%[k]	1.40%	1.22%	1.22%	1.23%[f]	0.83%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.82%[k]	0.73%	0.70%	0.75%	0.79%	0.85%
Ratio of net investment income to average net assets	1.30%[k]	1.22%	1.07%	1.06%	1.13%[f]	0.71%
Portfolio turnover rate	27%	96%	119%	129%	142%	112%

See page 102 for all footnotes.

97

STRUCTURED LARGE CAP GROWTH FUND

	Structured Large Cap Growth Fund—Institutional Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.76	$14.81	$13.58	$12.89	$11.38	$10.52

Income from investment operations
Net investment income[a]	0.01	0.11	0.10	0.09	0.08 [g]	0.03
Net realized and unrealized gain (loss)	(3.54)	(1.97)	1.17	0.64	1.43 [h]	0.83

Total from investment operations	(3.53)	(1.86)	1.27	0.73	1.51	0.86

Distributions to shareholders
From net investment income	—	(0.09)	(0.04)	(0.04)	—	—
From net realized gains	—	(0.10)	—	—	—	—

Total distributions	—	(0.19)	(0.04)	(0.04)	—	—

Net asset value, end of period	$9.23	$12.76	$14.81	$13.58	$12.89	$11.38

Total return[b]	(27.66)%	(12.71)%	9.39%	5.66%	13.27%[i]	8.17%
Net assets, end of period (in 000s)	$814,036	$1,278,322	$1,635,283	$488,448	$263,906	$109,353
Ratio of net expenses to average net assets	0.55%[k]	0.55%	0.55%	0.60%	0.71%	0.75%
Ratio of net investment income to average net assets	0.74%[k]	0.82%	0.69%	0.69%	0.65%[g]	0.31%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.74%[k]	0.70%	0.69%	0.76%	0.84%	0.89%
Ratio of net investment income to average net assets	0.55%[k]	0.67%	0.55%	0.53%	0.52%[g]	0.17%
Portfolio turnover rate	19%	118%	140%	111%	146%	149%

See page 102 for all footnotes.

98

APPENDIX B

STRUCTURED SMALL CAP VALUE FUND

	Structured Small Cap Value Fund[m]—
	Institutional Shares
	For the Years				For the Period	For the
	Ended October 31,				January 1, 2004-	Year ended
	2008	2007	2006	2005	October 31, 2004	December 31, 2003
Net asset value, beginning of period	$95.27	$98.14	$84.91	$76.79	$71.68	$51.73

Income (loss) from investment operations:
Net investment income[a]	0.42	— [l]	0.77	— [l]	0.07	—
Net realized and unrealized gain (loss)	(16.66)	7.98	15.61	9.10	5.04	19.95

Total from investment operations	(16.24)	7.98	16.38	9.10	5.11	19.95

Distributions to Shareholders
From net investment income	—	(0.70)	—	—	—
From net realized gains	(56.14)	(10.15)	(3.15)	(0.98)	—	—

Total distributions:	(56.14)	(10.85)	(3.15)	(0.98)	—	—

Net asset value, end of period	$22.89	$95.27	$98.14	$84.91	$76.79	$71.68

Total return[b]	(33.07)%	8.57%	19.94%	11.91%	7.13%	38.57%
Net assets, end of period (000’s)	$1,599	$16,005	$25,954	$21,728	$9,587	$10,072
Ratios/Supplemental Data:
Ratio of net expenses to average net assets:	0.85%	0.73%	1.14%	1.18%	1.14%[k]	1.15%
Ratio of net expenses (not including fees paid indirectly)	0.85%	1.07%	1.15%	1.19%	1.14%[k]	1.15%
Ratio of net investment income (loss) to average net assets	1.05%	(0.04)%	0.82%	0.05%	0.07%[k]	(0.01)%
Ratio of net income (loss) (not including fees paid indirectly)	1.05%	(0.38)%	0.82%	0.04%	0.07%[k]	(0.01)%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	1.13%	1.14%	1.15%	1.19%	1.14%[k]	1.15%
Ratio of net investment income (loss) to average net assets	0.77%	(0.45)%	0.82%	0.04%	0.07%[k]	(0.01)%
Portfolio turnover rate	147%	97%	4%	4%	10%	8%

See page 102 for all footnotes.

99

STRUCTURED SMALL CAP EQUITY FUND

	Structured Small Cap Equity Fund—Institutional Shares
	For the Period	For the Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.45	$13.37	$14.23	$14.95	$12.52	$11.84

Income (loss) from investment operations
Net investment income[a]	0.02	0.06	0.10	0.06	0.04	0.01
Net realized and unrealized gain (loss)	(3.17)	(1.27)	(0.06)	0.36	3.08	1.41

Total from investment operations	(3.15)	(1.21)	0.04	0.42	3.12	1.42

Distributions to shareholders
From net investment income	—	(0.05)	(0.06)	—	—	(0.05)
From net realized gains	—	(0.66)	(0.84)	(1.14)	(0.69)	(0.69)

Total distributions	—	(0.71)	(0.90)	(1.14)	(0.69)	(0.74)

Net asset value, end of period	$8.30	$11.45	$13.37	$14.23	$14.95	$12.52

Total return[b]	(27.51)%	(9.29)%	(0.32)%	2.77%	25.57%	12.31%
Net assets, end of period (in 000s)	$419,179	$547,109	$575,499	$504,101	$328,912	$145,003
Ratio of net expenses to average net assets	0.85%[k]	0.85%	0.86%	0.87%	0.93%	0.93%
Ratio of net investment income to average net assets	1.16%[k]	0.54%	0.64%	0.40%	0.25%	0.10%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.06%[k]	0.96%	0.94%	0.97%	1.01%	1.03%
Ratio of net investment income to average net assets	0.95%[k]	0.43%	0.56%	0.30%	0.17%	—%[j]
Portfolio turnover rate	31%	160%	154%	151%	149%	153%

See page 102 for all footnotes.

100

APPENDIX B

STRUCTURED SMALL CAP GROWTH FUND

	Structured Small Cap Growth Fund—
	Institutional Shares
	For the Years				For the Period	For the Year
	Ended October 31,				January 1, 2004-	Ended December 31,
	2008	2007	2006	2005	October 31, 2004	2003
Net asset value, beginning of period	$38.18	$34.28	$29.32	$27.35	$27.55	$22.31

Income (loss) from investment operations:
Net investment income (loss)[a]	0.02	(0.12)	(0.26)	(0.14)	(0.20)	(0.23)
Net realized and unrealized gain (loss)	(10.21)	5.87	6.93	2.11	—	5.47

Total from investment operations	(10.19)	5.75	6.67	1.97	(0.20)	5.24

Distributions to shareholders
From net realized gains	(14.11)	(1.85)	(1.71)	—	—	—

Net asset value, end of period	$13.88	$38.18	$34.28	$29.32	$27.35	$27.55

Total return[b]	(39.44)%	17.53%	23.71%	7.20%	(0.73)%	23.49%
Net assets, end of period (000’s)	$3,622	$15,686	$19,037	$11,836	$10,434	$11,317
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.85%	0.79%	1.15%	0.75%	1.20%[k]	1.20%
Ratio of net expenses (not including fees paid indirectly)	0.85%	1.10%	1.20%	1.20%	1.20%[k]	1.20%
Ratio of net investment loss to average net assets	(0.12)%	(0.33)%	(0.80)%	(0.47)%	(0.89)%[k]	(0.95)%
Ratio of net investment loss (not including fees paid indirectly)	(0.12)%	(0.63)%	(0.85)%	(0.92)%	(0.89)%[k]	(0.95)%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	1.60%	1.74%	1.73%	1.78%	1.57%[k]	1.59%
Ratio of net investment loss to average net assets	(0.87)%	(1.28)%	(1.38)%	(1.50)%	(1.26)%[k]	(1.34)%
Portfolio turnover rate	182%	154%	60%	146%	88%	81%

See page 102 for all footnotes.

101

Footnotes:

*	The Fund changed its fiscal year end from August 31 to October 31.

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Structured Small Cap Value Fund and Structured Small Cap Growth Fund first began operations as the AXA Enterprise Small Company Value Fund and the AXA Enterprise Small Company Growth Fund, respectively, (the “Predecessor Funds”) of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Funds were reorganized as new portfolios of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Funds. Total return information of the Predecessor Funds is provided in the table because the Predecessor Funds are considered accounting survivors of the reorganization.

c	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.

d	The portfolio turnover rate excluding the effects of mortgage dollar rolls is 57% for the period ended October 31, 2008, 178% for the year ended August 31, 2008, 54% for the year ended August 31, 2007 and 220% for the year ended August 31, 2006. Prior years include the effect of mortgage dollar rolls, if any.

e	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06% respectively.
f	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.
g	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
h	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
i	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.18% for Institutional Shares.
j	Amount is less than 0.005% of average net assets.

k	Annualized.

l	Amount is less than $0.005 per share.

m	Performance for the Structured Small Cap Value Fund has been restated to reflect a reverse stock split.

102

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Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Balanced Fund
	6	Goldman Sachs Structured Large Cap Value Fund
	8	Goldman Sachs Structured U.S. Equity Fund
	9	Goldman Sachs Structured Large Cap Growth Fund
	11	Goldman Sachs Structured Small Cap Value Fund
	13	Goldman Sachs Structured Small Cap Equity Fund
	15	Goldman Sachs Structured Small Cap Growth Fund

17	Other Investment Practices and Securities

20	Principal Risks of the Funds

25	Fund Performance

34	Fund Fees and Expenses

38	Service Providers

45	Dividends

46	Shareholder Guide
	46	How To Buy Shares
	53	How To Sell Shares

62	Taxation

65	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

94	Appendix B Financial Highlights

Structured Equity Funds
Prospectus (Institutional Shares)

     FOR MORE INFORMATION

Annual/Semiannual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Funds (other than the Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured Small Cap Growth Fund) have changed their fiscal year ends from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semiannual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

STDOMPROINS

Prospectus	Class A, B and C Shares February 27, 2009

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs
Structured International Equity Fund

■ Goldman Sachs
Structured International Equity Flex Fund

■ Goldman Sachs
Structured International Small Cap Fund

■ Goldman Sachs
Structured Emerging
Markets Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured International Equity Fund, Structured International Equity Flex Fund, Structured International Small Cap Fund and Structured Emerging Markets Equity Fund (each a “Fund” and collectively, the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

     QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Step 1: Country and Stock Selection
Country Selection. The Investment Adviser forecasts returns of 18 developed markets and 23 emerging markets worldwide. Country return forecasts are determined using models based on the following investment themes: Valuation, Momentum, Risk Premium, Fund Flows, Macro and Visibility (Visibility is considered only by the Structured Emerging Markets Equity Fund). Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s interest rate environment and growth prospects. Finally, the Visibility factor evaluates which markets are drawing the attention of technical traders.

Stock Selection. The Investment Adviser then forecasts expected returns on over 10,000 stocks globally on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) group. These models are based on six investment themes—Valuation, Profitability, Quality, Management (Management is not considered for the Structured Emerging Markets Equity Fund), Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital.

1

Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Structured International Equity Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes account of expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Structured International Equity Funds.

Goldman Sachs Structured International Equity Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs Structured International
Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) (Net) Index (unhedged and net of dividend withholding taxes) (“MSCI® EAFE® Index”)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbols:	Class A: GCIAX; Class B: GCIBX; Class C: GCICX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three

 * To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs Structured International
Equity Fund continued

foreign countries. The Fund may invest in the securities of issuers in emerging countries.

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability and earnings, in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Structured International
Equity Flex Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) (Net) Index (unhedged and net of dividend withholding taxes) (“MSCI® EAFE® Index”)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative, applied to international large-cap stocks

Symbols:	Class A: GAFLX; Class C: GCFLX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs Structured International
Equity Flex Fund continued

The Fund seeks broad representation of issuers across major countries and sectors of the international economy. As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, profitability, earnings quality and momentum, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index. The MSCI® EAFE® Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. The Fund is not required to limit investments to securities within the MSCI® EAFE® Index.

The Fund may sell securities short, and may engage in swap transactions to establish both long and short positions.

Portfolio Weightings, Short Selling and Swap Transactions:
The Fund will seek to outperform its benchmark index, the MSCI® EAFE® Index, by overweighting issuers that the Investment Adviser believes are more likely to outperform the index while underweighting issuers the Investment Adviser believes will underperform the index. To better express the Investment Adviser’s negative views, the Fund may also take short positions in equity securities, either directly or via derivatives.

When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.

The Investment Adviser expects that it will usually maintain an approximate net 100% long exposure to the equity market. However, the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents may range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions may range between 0% and 50% of the value of the Fund’s net assets.

Short sales and equity swaps involve forms of leveraging, and the Fund may present more risk than other funds that do not engage in short selling or swap transactions. For example, the Fund’s long positions could decline in value at the same time that the value of the Fund’s short positions increases, thereby increasing the potential for loss. In addition, the investment of cash proceeds from a short sale in equity securities or other investments may increase further the volatility of the Fund’s net asset value (“NAV”) and investment performance, and may result in greater potential investment losses. Similarly, the prices of equity swaps can be very volatile and result in losses for the Fund. For additional information, see “Principal Risks of the Funds” in this Prospectus.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered to be cash equivalents.

7

Goldman Sachs Structured International
Small Cap Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Small Cap Europe, Australasia, Far East (“EAFE®”) (Net) Index (net of dividend withholding taxes) (“MSCI® EAFE® Small Cap Index”)

Investment Focus:	Diversified portfolio of equity investments in small cap non-U.S. issuers

Investment Style:	Quantitative, applied to international small cap stocks

Symbols:	Class A: GICAX; Class C: GICCX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in small cap companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the MSCI® EAFE® Small Cap Index at the time of investment, although the Fund is not required to limit its investments to securities in the MSCI® EAFE® Small Cap Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of January 30, 2009, the capitalization range of the MSCI® EAFE® Small Cap Index was between approximately $7.4 million and $3.7 billion. In addition, these issuers are organized outside the United States, or have securities that are principally traded outside the United States.

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Small Cap Index. The MSCI® EAFE® Small Cap Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure the equity market performance of the small market capitalization segment of developed markets, excluding the US and Canada. As of January 2009, the MSCI® EAFE® Small Cap Index consisted of the following 21 developed market country provisional small cap indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund is not required to limit its investments to securities of issuers organized or principally traded in these countries. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

9

Goldman Sachs Structured Emerging Markets Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Emerging Markets (Net) Index (net of dividend withholding taxes) (“MSCI® Emerging Markets Index”)

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Quantitative, applied to emerging country issuers

Symbols:	Class A: GERAX; Class C: GERCX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in the equity securities of emerging country issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers.* The Fund may allocate its assets among emerging countries as determined by the Investment Adviser. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, Central and South American, African, Asian and Eastern European countries. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Czech Republic	■ Israel	■ Pakistan	■ South Africa
■ Brazil	■ Egypt	■ Jordan	■ Peru	■ South Korea
■ Chile	■ Hungary	■ Malaysia	■ Philippines	■ Taiwan
■ China	■ India	■ Mexico	■ Poland	■ Thailand
■ Columbia	■ Indonesia	■ Morocco	■ Russia	■ Turkey

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;

■	Is organized under the laws of, or has a principal office in, an emerging country;

■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or

■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® Emerging Markets Index (adjusted for country views). The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure equity market performance of the large and mid market capitalization segments of emerging markets. As of January 2009, the MSCI® Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. Additionally, the QIS team’s views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

11

Other Investment Practices
and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Funds. In addition, the Funds publish on their website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

12

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Structured	Structured	Structured	Structured
of the Fund	International	International	International	Emerging
— Not permitted	Equity	Equity	Small Cap	Markets Equity
	Fund	Flex Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•	•
Currency Swaps*	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	•	•	•	•
Index Swaps	•*	•*	—	—
Foreign Currency Transactions**	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•	•[1]	•[1]
Investment Company Securities (including exchange-traded funds)***	10	10	10	10
Options on Foreign Currencies	•[2]	—	•[2]	•[2]
Options on Securities and Securities Indices	•[3]	—	•[3]	•[3]
Preferred Stock, Warrants and Stock Purchase Rights	•	•	•	•
Repurchase Agreements	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales	—	50	—	—
Unseasoned Companies	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Funds invest in foreign securities.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Funds may enter into futures transactions only with respect to a representative index.

[2]	The Funds may purchase and sell call and put options on foreign currencies.

[3]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices.

13

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation	Structured	Structured	Structured	Structured
on usage; limited only by the	International	International	International	Emerging Markets
objectives and strategies of the Fund	Equity	Equity	Small Cap	Equity
— Not permitted	Fund	Flex Fund	Fund	Fund
Investment Securities
American, European and Global Depositary Receipts	•	•	•	•
Bank Obligations[4]	•	•	•	•
Convertible Securities[5]	•	•	•	•
Corporate Debt Obligations[4]	•	•	•	•
Derivatives	•	•	•	•
Equity Investments	80+	80+	80+	80+
Emerging Country Securities	•	•	•	•
Fixed Income Securities[4,6]	20	20	20	20
Foreign Government Securities[4]	•	•	•	•
Foreign Securities	•	•	•	•
Real Estate Investment Trusts	•	•	•	•
Structured Securities*	•	•	•	•
Temporary Investments	•	•	•	•
U.S. Government Securities[4]	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[4]	Limited by the amount the Funds invest in fixed income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.

[5]	The Funds have no minimum rating criteria for convertible debt securities.

[6]	Except as noted under “Convertible Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group, Baa or higher by Moody’s) or have a comparable rating by another NRSRO.

14

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Structured	Structured	Structured	Structured
	International	International	International	Emerging Markets
• Applicable	Equity	Equity	Small Cap	Equity
— Not applicable	Fund	Flex Fund	Fund	Fund
Credit/Default	•	•	•	•
Derivatives	•	•	•	•
Emerging Countries	•	•	•	•
Foreign	•	•	•	•
Geographic	•	•	•	•
Interest Rate	•	•	•	•
Investment Style	•	•	•	•
Liquidity	•	•	•	•
Management	•	•	•	•
Market	•	•	•	•
Mid Cap and Small Cap	•	•	•	•
NAV	•	•	•	•
Portfolio Turnover Rate	•	•	•	•
Short Selling	—	•	—	—
Stock	•	•	•	•
Swaps	•	•	•	•

15

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill it contractual obligation.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. A Fund that invest in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Geographic Risk—Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are

16

PRINCIPAL RISKS OF THE FUNDS

more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has paid redemptions in kind. While a Fund may pay redemptions in kind in the future, a Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings, even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example,

17

institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

■	Short Selling Risk—The Structured International Equity Flex Fund is subject to the risks associated with short selling. Short selling may involve leverage of the Fund’s assets and presents various risks. In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, the Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. The Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if

18

PRINCIPAL RISKS OF THE FUNDS

available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value, the Fund will be required to pay more for the replacement security than the amount it received for selling the security short. Moreover, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While the Fund has an open short position, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund may be required to buy the replacement shares immediately at the security’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions during the past year. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could

19

inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.

Due to local restrictions, the Fund may not be able to engage in short sales in certain foreign countries where it maintains long positions. These restrictions may limit the Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goal.

■	Stock Risk—The risk that stock prices historically rise and fall in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in equity swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of equity swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

20

PRINCIPAL RISKS OF THE FUNDS

As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e. a Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the swaps.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

21

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A and C Shares and, in the case of the Structured International Equity Fund, Class B Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

22

FUND PERFORMANCE

Structured International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’03 +17.64% Worst Quarter* Q4 ’08 –20.09%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 8/15/97)
Returns Before Taxes	–46.15%	0.79%	0.58%	0.50%
Returns After Taxes on Distributions**	–46.62%	–0.15%	–0.09%	–0.09%
Returns After Taxes on Distributions and Sale of Fund Shares**	–29.55%	0.81%	0.50%	0.43%
MSCI® EAFE® Index (Net of withholding taxes, unhedged)***	–43.29%	1.66%	n/a	n/a
MSCI® EAFE® Index (unhedged)	–42.97%	2.10%	1.17%	2.03%

Class B (Inception 8/15/97)
Returns Before Taxes	–46.27%	0.79%	0.54%	0.41%
MSCI® EAFE® Index (Net of withholding taxes, unhedged)***	–43.29%	1.66%	n/a	n/a
MSCI® EAFE® Index (unhedged)	–42.97%	2.10%	1.17%	2.03%

Class C (Inception 8/15/97)
Returns Before Taxes	–44.00%	1.18%	0.54%	0.42%
MSCI® EAFE® Index (Net of withholding taxes, unhedged)***	–43.29%	1.66%	n/a	n/a
MSCI® EAFE® Index (unhedged)	–42.97%	2.10%	1.17%	2.03%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Effective October 1, 2008, the Fund changed its benchmark from MSCI® EAFE® (gross) to MSCI® EAFE® (net). The unmanaged MSCI® “EAFE®” (net) Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

23

Structured International Equity
Flex Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q1 ’07 +7.70% Worst Quarter* Q3 ’08 –21.21%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class A (Inception 07/31/06)
Returns Before Taxes	–44.73%	–15.46%
Returns After Taxes on Distributions**	–44.73%	–15.55%
Returns After Taxes on Distributions and Sale of Fund Shares**	–29.07%	–12.80%
MSCI® EAFE® Index (Net of withholding taxes, unhedged)***	–43.29%	–12.93%

Class C (Inception 07/31/06)
Returns Before Taxes	–43.15%	–14.45%
MSCI® EAFE® Index (Net of withholding taxes, unhedged)***	–43.29%	–12.93%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses, but do include dividend impact net of withholding taxes. An investor cannot invest directly in an index.

24

FUND PERFORMANCE

Structured International
Small Cap Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’08 –3.46% Worst Quarter* Q3 ’08 –24.13%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class A (Inception 09/28/07)
Returns Before Taxes	–46.99%	–43.30%
Returns After Taxes on Distributions**	–47.22%	–43.52%
Returns After Taxes on Distributions and Sale of Fund Shares**	–30.07%	–36.29%
MSCI® EAFE® Small Cap Index (Net of withholding taxes)***	–46.87%	–41.93%

Class C (Inception 09/28/07)
Returns Before Taxes	–44.85%	–41.10%
MSCI® EAFE® Small Cap Index (Net of withholding taxes)***	–46.87%	–41.93%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The MSCI® EAFE® Small Cap Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. An investor cannot invest directly in an index.

25

Structured Emerging Markets
Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’08 –2.08% Worst Quarter* Q4 ’08 –28.72%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class A (Inception 10/05/07)
Returns Before Taxes	–57.30%	–49.81%
Returns After Taxes on Distributions**	–57.25%	–49.87%
Returns After Taxes on Distributions and Sale of Fund Shares**	–37.05%	–41.65%
MSCI® Emerging Markets Index (Net of withholding taxes)***	–53.12%	–45.46%

Class C (Inception 10/05/07)
Returns Before Taxes	–55.56%	–47.85%
MSCI® Emerging Markets Index (Net of withholding taxes)***	–53.12%	–45.46%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. An investor cannot invest directly in an index.

26

Fund Fees and Expenses
(Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

	Structured International Equity Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]*
Management Fees[7]	0.76%		0.76%		0.76%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	1.25%		2.00%		2.00%

See page 31 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured International Equity Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.20%	1.95%	1.95%

27

Fund Fees and Expenses continued

	Structured International Equity Flex Fund
	Class A		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[5]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]*
Management Fees[7]	1.10%		1.10%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	0.48%		0.48%

Total Fund Operating Expenses*	1.83%		2.58%

See page 31 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured International
	Equity Flex Fund
	Class A	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.60%	2.35%

28

FUND FEES AND EXPENSES

	Structured International
	Small Cap Fund
	Class A		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[5]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]*
Management Fees[7]	0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	0.60%		0.60%

Total Fund Operating Expenses*	1.70%		2.45%

See page 31 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured International
	Small Cap Fund
	Class A	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.20%	0.20%

Total Fund Operating Expenses (after current expense limitations)	1.30%	2.05%

29

Fund Fees and Expenses continued

	Structured Emerging Markets Equity Fund
	Class A		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[5]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]*
Management Fees[7]	1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	0.64%		0.64%

Total Fund Operating Expenses*	1.89%		2.64%
See page 31 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured Emerging Markets Equity Fund
	Class A	Class C
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.20%	0.20%

Total Fund Operating Expenses (after current expense limitations)	1.45%	2.20%

30

FUND FEES AND EXPENSES

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, as described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.

[3]	A CDSC is imposed on Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.

[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[5]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[6]	Except for the Structured International Equity Fund, the Funds’ annual operating expenses are based on actual expenses incurred for the fiscal year ended October 31, 2008. Effective September 1, 2008, the Structured International Equity Fund changed its fiscal year end from August 31 to October 31. The Structured International Equity Fund’s annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008.

[7]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Structured International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion	+
	0.72%	Next $3 Billion	+
	0.71%	Over $8 Billion	+

Structured International Equity Flex	1.10%	First $1 Billion
	0.99%	Next $1 Billion
	0.94%	Next $3 Billion	+
	0.92%	Next $3 Billion	+
	0.90%	Over $8 Billion	+

Structured International Small Cap	0.85%	First $1 Billion
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion	+
	0.73%	Next $3 Billion	+
	0.72%	Over $8 Billion	+

Structured Emerging Markets Equity	1.00%	First $1 Billion
	1.00%	Next $1 Billion
	0.90%	Next $3 Billion	+
	0.86%	Next $3 Billion	+
	0.84%	Over $8 Billion	+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses
Structured International Equity	0.004%
Structured International Equity Flex	0.064%
Structured International Small Cap	0.014%
Structured Emerging Markets Equity	0.014%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

31

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your Class A, B or C Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured International Equity
Class A Shares	$670	$925	$1,199	$1,978
Class B Shares
– Assuming complete redemption at end of period	$703	$927	$1,278	$2,134
– Assuming no redemption	$203	$627	$1,078	$2,134
Class C Shares
– Assuming complete redemption at end of period	$303	$627	$1,078	$2,327
– Assuming no redemption	$203	$627	$1,078	$2,327

Structured International Equity Flex
Class A Shares	$726	$1,094	$1,486	$2,580
Class C Shares
– Assuming complete redemption at end of period	$361	$802	$1,370	$2,915
– Assuming no redemption	$261	$802	$1,370	$2,915

Structured International Small Cap
Class A Shares	$713	$1,056	$1,422	$2,448
Class C Shares
– Assuming complete redemption at end of period	$348	$764	$1,306	$2,786
– Assuming no redemption	$248	$764	$1,306	$2,786

Structured Emerging Markets Equity
Class A Shares	$731	$1,111	$1,515	$2,640
Class C Shares
– Assuming complete redemption at end of period	$367	$820	$1,400	$2,973
– Assuming no redemption	$267	$820	$1,400	$2,973

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares

32

FUND FEES AND EXPENSES

eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Shareholder Guide in this Prospectus and “Payments to Intermediaries” in the SAI.

33

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Structured International Equity Structured International Equity Flex Structured International Small Cap Structured Emerging Markets Equity

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds

■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of each Fund

■	Provides office space and all necessary office equipment and services

34

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Structured International Equity	0.85%	First $1 Billion	0.76% *
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion
	0.72%	Next $3 Billion
	0.71%	Over $8 Billion

Structured International Equity Flex	1.10%	First $1 Billion	1.10%
	0.99%	Next $1 Billion
	0.94%	Next $3 Billion
	0.92%	Next $3 Billion
	0.90%	Over $8 Billion

Structured International Small Cap	0.85%	First $1 Billion	0.85%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Over $8 Billion

Structured Emerging Markets Equity	1.00%	First $1 Billion	1.00%
	1.00%	Next $1 Billion
	0.90%	Next $3 Billion
	0.86%	Next $3 Billion
	0.84%	Over $8 Billion

*	Actual rate for the fiscal year ended August 31, 2008. Effective September 1, 2008, the Structured International Equity Fund changed its fiscal year end from August 31 to October 31.

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2008 is available in the annual report dated August 31, 2008 for the Structured International Equity Fund and the annual report dated October 31, 2008 for the Structured International Equity Flex Fund, Structured International Small Cap Fund and the Structured Emerging Markets Equity Fund.

35

     FUND MANAGERS

Quantitative Investment Strategies Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort

■	As of December 31, 2008, the Team managed more than $45 billion in global equities for retail, institutional and high net worth clients

■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country selection and bottom-up stock selection

Years
Primarily
Responsible
Name and Title	Fund Responsibility	Since	Five Year Employment History
Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured International Equity Structured International Equity Flex Structured International Small Cap Structured Emerging Markets Equity	1997 2006 2007 2007	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured International Equity Structured International Equity Flex Structured International Small Cap Structured Emerging Markets Equity	2007 2006 2007 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Len Ioffe Managing Director	Senior Portfolio Manager— Structured International Equity Structured International Small Cap Structured Emerging Markets Equity	1997 2007 2008	Mr. Ioffe joined the Investment Adviser as an associate in 1995 and has been a portfolio manager since 1996.

Andrew Alford Managing Director	Senior Portfolio Manager— Structured International Equity Flex	2006	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Terence Lim Managing Director	Senior Portfolio Manager— Structured International Small Cap Structured Emerging Markets Equity	2007 2007	Mr. Lim joined the Investment Adviser as a portfolio manager in 1999.

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing

36

SERVICE PROVIDERS

Director and serves as the Co-Chief Investment Officer for the QIS team. Len Ioffe, CFA, is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for portfolio management of global and non-US portfolios. Andrew Alford, PhD, is a Managing Director and Senior Portfolio Manager on the QIS team with a specific focus on the Flex strategy. Mr. Alford has responsibility for the Structured International Equity Flex Fund’s day-to-day operations. Terence Lim, PhD, CFA, CPA, is also a Managing Director and Senior Portfolio Manager on the QIS team where he focuses on research and portfolio management. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking

37

or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the

38

SERVICE PROVIDERS

cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, as permitted by applicable law.

39

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and from net capital gains distributions are declared and paid annually for each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

40

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

     HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through certain brokers, registered investment advisers and other financial institutions (“Authorized Dealers”).

In order to make an initial investment in a Fund, you must furnish to your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to your Authorized Dealer:
  Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund.

The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Is My Minimum Investment In The Funds?
For each of your accounts, the following minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

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The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates and any trustee or officer of the Goldman Sachs Trust (the “Trust”).

The minimum investment requirement may also be waived for certain mutual fund “wrap” programs at the discretion of the officers of the Trust. No minimum amount is required for additional investments by such accounts.

What Alternative Sales Arrangements Are Available?
The Structured International Equity Fund offers Class A, Class B and Class C Shares through this Prospectus. The Structured International Equity Flex Fund, Structured International Small Cap Fund and Structured Emerging Markets Equity Fund each offer Class A Shares and Class C Shares through this Prospectus. These Funds do not currently, but may in the future, offer Class B Shares.

	Class A	Class B	Class C
Maximum Amount You Can Buy In The Aggregate Across All Goldman Sachs Funds	No limit	$100,000*	$1,000,000*

Initial Sales Charge	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%	None	None

CDSC	1% on certain investments of $1 million or more if you sell within 18 months after the end of the month in which the purchase was made	6 year declining CDSC with a maximum of 5%	1% if shares are redeemed within 12 months of purchase

Conversion Feature	None	Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is 8 years after the purchase date	None

*	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in additional purchases if the current market value of all its Goldman Sachs Fund shares owned and/or purchased is equal to or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized

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SHAREHOLDER GUIDE

Dealers and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940, as amended (the “Investment Company Act”). They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional

43

charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

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SHAREHOLDER GUIDE

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

■	Modify the sales charge rates applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your

45

order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs or redemption fees) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

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SHAREHOLDER GUIDE

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

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     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

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SHAREHOLDER GUIDE

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Dealer or other financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Dealer or other financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Dealer or other financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Dealer or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that if the Funds’ Transfer Agent is properly notified under the section “How Can The Sales Charge On Class A Shares Be Reduced?—Right of Accumulation” described below, the “Amount of Purchase” in the preceding chart will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

You should also note that if through your Authorized Dealer you provide the Transfer Agent with a signed written Statement of Intention to invest (not counting reinvestments of dividends or distributions) in the aggregate, within a 13-month period, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds,

49

any investments you make during the 13 months will be treated as though the quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the SAI, information about sales charge discounts is available from your Authorized Dealer or other financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including

50

SHAREHOLDER GUIDE

governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;

■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;

■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Dealer and the Funds if you no longer are eligible for the exemption.

A Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Dealer. You may be charged a fee by your Authorized Dealer.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings

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across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Dealer at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records. The SAI has more information about the Right of Accumulation.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. The SAI has more information about the Statement of Intention, which you should read carefully.

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SHAREHOLDER GUIDE

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS B SHARES*

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Structured International Equity Fund at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 * The Structured International Equity Flex Fund, Structured International Small Cap Fund and Structured Emerging Markets Equity Fund do not currently, but may in the future, offer Class B Shares.

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The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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SHAREHOLDER GUIDE

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;

■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or

■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Dealer to discuss which share class option is right for you.

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■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to purchases of Class B Shares across all Goldman Sachs Funds.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

     HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Dealer. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Dealer to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with your Authorized Dealer. In the alternative, your Authorized Dealer may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Dealer in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	A request is made in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

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In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Dealer or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Dealer. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed

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SHAREHOLDER GUIDE

or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
Each Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, each Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).

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■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained under Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.
■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a QDIA.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an Intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the

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SHAREHOLDER GUIDE

exceptions listed above. Please contact your Authorized Dealer or financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Dealers (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Dealers may set times by which they must receive redemption requests. These Authorized Dealers may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer.

■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.

■	Charge a fee in the event a redemption is made via wire transfer.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

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Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to certain Goldman Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Authorized Dealer to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

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You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Dealer.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the

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exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

■	You should obtain and read the prospectus of the Goldman Sachs Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

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SHAREHOLDER GUIDE

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge(s) that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A, Class B and Class C Shares.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date of either the 3rd or 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” (i.e., through your Authorized Dealer) you will receive this information from your Authorized Dealer.

You will also receive an annual shareholder report containing audited financial statements and a semiannual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Dealer, please contact the Authorized Dealer to revoke your consent.

The Funds do not generally provide sub-accounting services.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to

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Goldman Sachs and Authorized Dealers. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

     PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

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In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Funds, and certain other Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How are Shares Priced?”

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Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another.

The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the

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SHAREHOLDER GUIDE

Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. It is also not anticipated that any significant percentage of dividends paid by the Funds will be eligible for the dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, of qualified interest income and short-term capital gains to non-U.S. investors. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. A Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for

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APPENDIX A

management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities

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markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Each Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South

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APPENDIX A

America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social

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unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

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APPENDIX A

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of a Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

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Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain private investments in public equity (“PIPEs”)

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933, Funds have/Fund has (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to

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APPENDIX A

liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which an instrument has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances

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■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Short Selling. The Structured International Equity Flex Fund expects to engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require a Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to a Fund.

Each Fund also may make short sales against the box, in which a Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

Risks of Equity Swap Transactions. Equity swaps are two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties

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APPENDIX A

agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets), which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

83

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, each Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Each Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

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APPENDIX A

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging a Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured

85

securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. Any equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a

86

APPENDIX A

REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund (other than Structured International Equity Flex Fund) may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. These Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

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Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Funds may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

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APPENDIX A

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on future contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Currency Swaps and Index Swaps. All of the Funds may invest in equity swaps and currency swaps, and the Structured International Equity Flex Fund may also invest in index swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified areas.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are

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purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’

90

APPENDIX A

custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange-traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

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The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies in addition to the fees and expenses regularly born by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of

92

APPENDIX A

corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of

93

custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED INTERNATIONAL EQUITY FUND

	Structured International Equity Fund—Class A Shares
	For the Period	Year Ended August 31,
	September 1, 2008 to
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.79	$15.90	$14.29	$11.70	$9.49	$7.66

Income (loss) from investment operations
Net investment income[a]	0.03	0.52	0.30	0.21	0.18	0.10
Net realized and unrealized gain (loss)	(3.76)	(2.77)	2.33	2.57	2.10	1.80

Total from investment operations	(3.73)	(2.25)	2.63	2.78	2.28	1.90

Distributions to shareholders
From net investment income	—	(0.48)	(0.17)	(0.11)	(0.07)	(0.07)
From net realized gains	—	(1.38)	(0.85)	(0.08)	—	—

Total distributions	—	(1.86)	(1.02)	(0.19)	(0.07)	(0.07)

Net asset value, end of period	$8.06	$11.79	$15.90	$14.29	$11.70	$9.49

Total return[b]	(31.64)%	(16.33)%	19.12%	24.02%	24.12%	24.85%
Net assets, end of period (in 000s)	$623,459	$1,031,252	$1,495,073	$739,861	$293,591	$130,291
Ratio of net expenses to average net assets	1.20%[c]	1.20%	1.22%	1.26%	1.39%	1.59%
Ratio of net investment income to average net assets	1.76%[c]	3.70%	1.96%	1.63%	1.64%	1.08%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.28%[c]	1.25%	1.26%	1.35%	1.40%	1.68%
Ratio of net investment income to average net assets	1.68%[c]	3.65%	1.92%	1.54%	1.63%	0.99%
Portfolio turnover rate	25%	161%	56%	59%	73%	99%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 104 for all footnotes.

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	Structured International Equity Fund—Class B Shares
	For the Period	Year Ended August 31,
	September 1, 2008 to
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.58	$15.67	$14.09	$11.53	$9.37	$7.56

Income (loss) from investment operations
Net investment income[a]	0.02	0.41	0.15	0.08	0.08	0.04
Net realized and unrealized gain (loss)	(3.69)	(2.73)	2.34	2.57	2.08	1.80

Total from investment operations	(3.67)	(2.32)	2.49	2.65	2.16	1.84

Distributions to shareholders
From net investment income	—	(0.39)	(0.06)	(0.01)	—	(0.03)
From net realized gains	—	(1.38)	(0.85)	(0.08)	—	—

Total distributions	—	(1.77)	(0.91)	(0.09)	—	(0.03)

Net asset value, end of period	$7.91	$11.58	$15.67	$14.09	$11.53	$9.37

Total return[b]	(31.69)%	(16.99)%	18.28%	23.18%	23.05%	24.31%
Net assets, end of period (in 000s)	$8,149	$13,280	$19,124	$10,306	$8,075	$6,408
Ratio of net expenses to average net assets	1.95%[c]	1.95%	1.97%	2.02%	2.14%	2.16%
Ratio of net investment income to average net assets	1.00%[c]	2.93%	0.98%	0.64%	0.75%	0.45%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.03%[c]	2.00%	2.01%	2.11%	2.15%	2.25%
Ratio of net investment income to average net assets	0.92%[c]	2.88%	0.94%	0.55%	0.74%	0.36%
Portfolio turnover rate	25%	161%	56%	59%	73%	99%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 104 for all footnotes.

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APPENDIX B

	Structured International Equity Fund—Class C Shares
	For the Period	Year Ended August 31,
	September 1, 2008 to
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.56	$15.64	$14.09	$11.54	$9.37	$7.56

Income (loss) from investment operations
Net investment income[a]	0.02	0.41	0.15	0.09	0.08	0.04
Net realized and unrealized gain (loss)	(3.68)	(2.73)	2.33	2.56	2.09	1.79

Total from investment operations	(3.66)	(2.32)	2.48	2.65	2.17	1.83

Distributions to shareholders
From net investment income	—	(0.38)	(0.08)	(0.02)	—	(0.02)
From net realized gains	—	(1.38)	(0.85)	(0.08)	—	—

Total distributions	—	(1.76)	(0.93)	(0.10)	—	(0.02)

Net asset value, end of period	$7.90	$11.56	$15.64	$14.09	$11.54	$9.37

Total return[b]	(31.66)%	(16.99)%	18.21%	23.10%	23.16%	24.28%
Net assets, end of period (in 000s)	$6,116	$9,875	$13,961	$7,110	$4,824	$3,747
Ratio of net expenses to average net assets	1.95%[c]	1.95%	1.97%	2.02%	2.14%	2.16%
Ratio of net investment income to average net assets	1.00%[c]	2.97%	0.98%	0.67%	0.75%	0.43%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.03%[c]	2.00%	2.01%	2.11%	2.15%	2.25%
Ratio of net investment income to average net assets	0.92%[c]	2.92%	0.94%	0.58%	0.74%	0.34%
Portfolio turnover rate	25%	161%	56%	59%	73%	99%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 104 for all footnotes.

97

STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Structured International Equity Flex Fund—
	Class A Shares
	Period Ended October 31,
	2008	2007	2006*
Net asset value, beginning of period	$13.08	$10.67	$10.00

Income (loss) from investment operations
Net investment income[a]	0.19	0.30	— [d]
Net realized and unrealized gain (loss)	(6.41)	2.14	0.67

Total from investment operations	(6.22)	2.44	0.67

Distributions to shareholders
From net investment income	(0.21)	—	—
From net realized gains	(0.03)	(0.03)	—

Total distributions	(0.24)	(0.03)	—

Net asset value, end of period	$6.62	$13.08	$10.67

Total return[b]	(48.25)%	22.88%	6.70%
Net assets, end of period (in 000s)	$72,697	$313,922	$31,009
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%[c]
Ratio of net investment income to average net assets	1.72%	2.49%	0.10%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.82%	1.90%	4.53%[c]
Ratio of net investment income (loss) to average net assets	1.50%	2.19%	(2.83)%[c]
Portfolio turnover rate	122%	75%	11%

*	The Fund commenced operations on July 31, 2006.

See page 104 for all footnotes.

98

APPENDIX B

STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Structured International Equity Flex Fund—
	Class C Shares
	Period Ended October 31,
	2008	2007	2006*
Net asset value, beginning of period	$12.98	$10.66	$10.00

Income (loss) from investment operations
Net investment income (loss)[a]	0.13	0.26	(0.02)
Net realized and unrealized gain (loss)	(6.36)	2.09	0.68

Total from investment operations	(6.23)	2.35	0.66

Distributions to shareholders
From net investment income	(0.18)	—	—
From net realized gains	(0.03)	(0.03)	—

Total distributions	(0.21)	(0.03)	—

Net asset value, end of period	$6.54	$12.98	$10.66

Total return[b]	(48.67)%	22.06%	6.60%
Net assets, end of period (in 000s)	$2,266	$5,215	$113
Ratio of net expenses to average net assets	2.35%	2.35%	2.35%[c]
Ratio of net investment income (loss) to average net assets	1.25%	2.20%	(0.62)%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.57%	2.65%	5.58%[c]
Ratio of net investment income (loss) to average net assets	1.03%	1.90%	(3.85)%[c]
Portfolio turnover rate	122%	75%	11%

*	The Fund commenced operations on July 31, 2006.

See page 104 for all footnotes.

99

STRUCTURED INTERNATIONAL SMALL CAP FUND

	Structured International Small Cap Fund—
	Class A Shares
	Period Ended
	October 31,
	2008	2007*
Net asset value, beginning of period	$10.46	$10.00

Income (loss) from investment operations
Net investment income (loss)[a]	0.20 [e]	(0.01)
Net realized and unrealized gain (loss)	(5.69)	0.47

Total from investment operations	(5.49)	0.46

Distributions to shareholders
From net investment income	(0.03)	—

Net asset value, end of period	$4.94	$10.46

Total return[b]	(52.55)%	4.60%
Net assets, end of period (in 000s)	$18,763	$43,572
Ratio of net expenses to average net assets	1.30%	1.30%[c]
Ratio of net investment income (loss) to average net assets	2.39%[e]	(0.58)%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.70%	1.90%[c]
Ratio of net investment income (loss) to average net assets	1.99%[e]	(1.18)%[c]
Portfolio turnover rate	117%	4%

*	The Fund commenced operations on September 28, 2007.

See page 104 for all footnotes.

100

APPENDIX B

STRUCTURED INTERNATIONAL SMALL CAP FUND

	Structured International Small Cap Fund—
	Class C Shares
	Period Ended
	October 31,
	2008	2007*
Net asset value, beginning of period	$10.46	$10.00

Income (loss) from investment operations
Net investment income (loss)[a]	0.13 [e]	(0.01)
Net realized and unrealized gain (loss)	(5.68)	0.47

Total from investment operations	(5.55)	0.46

Distributions to shareholders
From net investment income	— [d]	—
Net asset value, end of period	$4.91	$10.46

Total return[b]	(52.94)%	4.60%
Net assets, end of period (in 000s)	$21	$10
Ratio of net expenses to average net assets	2.05%	2.05%[c]
Ratio of net investment income (loss) to average net assets	1.70%[e]	(1.06)%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.45%	2.65%[c]
Ratio of net investment income (loss) to average net assets	1.30%[e]	(1.66)%[c]
Portfolio turnover rate	117%	4%

*	The Fund commenced operations on September 28, 2007.

See page 104 for all footnotes.

101

STRUCTURED EMERGING MARKETS EQUITY FUND

	Structured Emerging Markets Equity Fund—
	Class A Shares
	Period Ended
	October 31,
	2008	2007*
Net asset value, beginning of period	$11.04	$10.00

Income (loss) from investment operations
Net investment income[a]	0.15 [f]	0.01
Net realized and unrealized gain (loss)	(6.64)	1.03

Total from investment operations	(6.49)	1.04

Distributions to shareholders
From net investment income	(0.05)	—
From net realized gains	(0.05)	—

Total distributions	(0.10)	—

Net asset value, end of period	$4.45	$11.04

Total return[b]	(59.22)%	10.40%
Net assets, end of period (in 000s)	$345	$157
Ratio of net expenses to average net assets	1.45%	1.45%[c]
Ratio of net investment income to average net assets	1.92%[f]	0.77%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.89%	2.79%[c]
Ratio of net investment income to average net assets	1.48%[f]	(0.57)%[c]
Portfolio turnover rate	190%	16%

*	The Fund commenced operations on October 5, 2007.

See page 104 for all footnotes.

102

APPENDIX B

STRUCTURED EMERGING MARKETS EQUITY FUND

	Structured Emerging Markets Equity Fund—
	Class C Shares
	Period Ended
	October 31,
	2008	2007*
Net asset value, beginning of period	$11.03	$10.00

Income (loss) from investment operations
Net investment income[a]	0.10 [f]	— [d]
Net realized and unrealized gain (loss)	(6.63)	1.03

Total from investment operations	(6.53)	1.03

Distributions to shareholders
From net investment income	(0.04)	—
From net realized gains (loss)	(0.05)	—

Total distributions	(0.09)	—

Net asset value, end of period	$4.41	$11.03

Total return[b]	(59.48)%	10.30%
Net assets, end of period (in 000s)	$43	$11
Ratio of net expenses to average net assets	2.20%	2.20%[c]
Ratio of net investment income to average net assets	1.24 [f]	(0.60)%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.64%	3.54%[c]
Ratio of net investment income to average net assets	0.80%[f]	(1.94)%[c]
Portfolio turnover rate	190%	16%

*	The Fund commenced operations on October 5, 2007.

See page 104 for all footnotes.

103

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Annualized.

d	Amount is less than $0.005 per share.

e	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

f	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.

104

APPENDIX B

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Structured International Equity Fund
	5	Goldman Sachs Structured International Equity Flex Fund
	8	Goldman Sachs Structured International Small Cap Fund
	10	Goldman Sachs Structured Emerging Markets Equity Fund

12	Other Investment Practices and Securities

15	Principal Risks of the Funds

22	Fund Performance

27	Fund Fees and Expenses

34	Service Providers

40	Dividends

41	Shareholder Guide
	41	How To Buy Shares
	57	How To Sell Shares

70	Taxation

73	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

95	Appendix B Financial Highlights

Structured International Equity Funds
Prospectus (Class A, B and C Shares)

     FOR MORE INFORMATION

Annual/Semiannual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Structured International Equity Fund’s fiscal year end has changed from August 31 to October 31.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semiannual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

00065770
STINTPROABC

Prospectus	Class R and IR Shares February 27, 2009

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.
■ Goldman Sachs Structured International Equity Fund ■ Goldman Sachs Structured International Equity Flex Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured International Equity Fund and Structured International Equity Flex Fund (each a “Fund” and collectively, the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

     QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Step 1: Country and Stock Selection
Country Selection. The Investment Adviser forecasts returns of 18 developed markets and 23 emerging markets worldwide. Country return forecasts are determined using models based on the following investment themes: Valuation, Momentum, Risk Premium, Fund Flows, Macro and Visibility. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s interest rate environment and growth prospects. Finally, the Visibility factor evaluates which markets are drawing the attention of technical traders.

Stock Selection. The Investment Adviser then forecasts expected returns on over 10,000 stocks globally on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) group. These models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to

1

predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Structured International Equity Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes account of expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Structured International Equity Funds.

Goldman Sachs Structured International Equity Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs
Structured International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) (Net) Index (unhedged and net of dividend withholding taxes) (“MSCI® EAFE® Index”)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbols:	Class R: GCIRX; Class IR: GCITX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

 * To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs
Structured International Equity Fund continued

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability and earnings, in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured International Equity
Flex Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) (Net) Index (unhedged and net of dividend withholding taxes) (“MSCI® EAFE® Index”)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	Class R: GIFRX; Class IR: GIFTX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries.

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs
Structured International Equity
Flex Fund continued

The Fund seeks broad representation of issuers across major countries and sectors of the international economy. As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, profitability, earnings quality and momentum, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index. The MSCI® EAFE® Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. The Fund is not required to limit investments to securities within the MSCI® EAFE® Index.

The Fund may sell securities short, and may engage in swap transactions to establish both long and short positions.

Portfolio Weightings, Short Selling and Swap Transactions:
The Fund will seek to outperform its benchmark index, the MSCI® EAFE® Index, by overweighting issuers that the Investment Adviser believes are more likely to outperform the index while underweighting issuers the Investment Adviser believes will underperform the index. To better express the Investment Adviser’s negative views, the Fund may also take short positions in equity securities, either directly or via derivatives.

When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.

The Investment Adviser expects that it will usually maintain an approximate net 100% long exposure to the equity market. However, the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents may range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions may range between 0% and 50% of the value of the Fund’s net assets.

Short sales and equity swaps involve forms of leveraging, and the Fund may present more risk than other funds that do not engage in short selling or swap transactions. For example, the Fund’s long positions could decline in value at the same time that the value of the Fund’s short positions increases, thereby increasing the potential for loss. In addition, the investment of cash proceeds from a short sale in equity securities or other investments may increase further the volatility of the Fund’s net asset value (“NAV”) and investment performance, and may result in greater potential investment losses. Similarly, the prices of equity swaps can be very volatile and result in losses for the Fund. For additional information, see “Principal Risks of the Funds” in this Prospectus.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered to be cash equivalents.

7

Other Investment Practices
and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Funds. In addition, the Funds publish on their website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Structured	Structured
of the Fund	International	International
— Not permitted	Equity	Equity
	Fund	Flex Fund
Investment Practices
Borrowings	33 1/3	33 1/3
Cross Hedging of Currencies	•	•
Currency Swaps*	•	•
Custodial Receipts and Trust Certificates	•	•
Equity Swaps*	•	•
Index Swaps*	•	•
Foreign Currency Transactions**	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•
Investment Company Securities (including exchange-traded funds)***	10	10
Options on Foreign Currencies	•[2]	—
Options on Securities and Securities Indices	•[3]	—
Preferred Stock, Warrants and Stock Purchase Rights	•	•
Repurchase Agreements	•	•
Securities Lending	33 1/3	33 1/3
Short Sales	—	50
Unseasoned Companies	•	•
When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Funds invest in foreign securities.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The Funds may enter into futures transactions only with respect to a representative index.

[2]	The Funds may purchase and sell call and put options on foreign currencies.

[3]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices.

9

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation	Structured	Structured
on usage; limited only by the	International	International
objectives and strategies of the Fund	Equity	Equity
— Not permitted	Fund	Flex Fund
Investment Securities
American, European and Global Depositary Receipts	•	•
Bank Obligations[4]	•	•
Convertible Securities[5]	•	•
Corporate Debt Obligations[4]	•	•
Derivatives	•	•
Equity Investments	80+	80+
Emerging Country Securities	•	•
Fixed Income Securities[4,6]	20	20
Foreign Government Securities[4]	•	•
Foreign Securities	•	•
Real Estate Investment Trusts	•	•
Structured Securities*	•	•
Temporary Investments	•	•
U.S. Government Securities[4]	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[4]	Limited by the amount the Funds invest in fixed income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.

[5]	The Funds have no minimum rating criteria for convertible debt securities.

[6]	Except as noted under “Convertible Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group, Baa or higher by Moody’s) or have a comparable rating by another NRSRO.

10

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Structured	Structured
	International	International
• Applicable	Equity	Equity
— Not applicable	Fund	Flex Fund
Credit/Default	•	•
Derivatives	•	•
Emerging Countries	•	•
Foreign	•	•
Geographic	•	•
Interest Rate	•	•
Investment Style	•	•
Liquidity	•	•
Management	•	•
Market	•	•
Mid Cap and Small Cap	•	•
NAV	•	•
Portfolio Turnover Rate	•	•
Short Selling	—	•
Stock	•	•
Swaps	•	•

11

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill it contractual obligation.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. A Fund that invest in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Geographic Risk—Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are

12

PRINCIPAL RISKS OF THE FUNDS

more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has paid redemptions in kind. While a Fund may pay redemptions in kind in the future, a Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings, even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example,

13

institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

■	Short Selling Risk—The Structured International Equity Flex Fund is subject to the risks associated with short selling. Short selling may involve leverage of the Fund’s assets and presents various risks. In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, the Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. The Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value, the Fund will be required to pay more for the

14

PRINCIPAL RISKS OF THE FUNDS

replacement security than the amount it received for selling the security short. Moreover, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While the Fund has an open short position, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund may be required to buy the replacement shares immediately at the security’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions during the past year. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.

15

Due to local restrictions, the Fund may not be able to engage in short sales in certain foreign countries where it maintains long positions. These restrictions may limit the Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goal.

■	Stock Risk—The risk that stock prices historically rise and fall in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in equity swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of equity swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps

16

PRINCIPAL RISKS OF THE FUNDS

while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e. a Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the swaps.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

17

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class R Shares from year to year; and (b) how the average annual total returns of a Fund’s Class R Shares and Class IR Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

     INFORMATION ON AFTER TAX RETURNS

These definitions apply to the after-tax returns

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class IR Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class IR Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class IR Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class IR Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

18

FUND PERFORMANCE

Structured International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS R)
Best Quarter* Q2 ’08 –1.63% Worst Quarter* Q4 ’08 –20.19%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R (Inception 11/30/07)
Returns Before Taxes	–43.17%	–41.71%
MSCI® EAFE® Index (net of withholding taxes, unhedged)**	–43.29%	–41.87%
MSCI® EAFE® Index (unhedged)	–42.97%	–41.27%

Class IR (Inception 11/30/07)
Returns Before Taxes	–42.89%	–41.41%
Returns After Taxes on Distributions***	–43.45%	–43.13%
Returns After Taxes on Distributions of Fund Shares***	–27.36%	–34.83%
MSCI® EAFE® Index (net of withholding taxes, unhedged)	–43.29%	–41.87%
MSCI® EAFE® Index (unhedged)	–42.97%	–41.27%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	Effective October 1, 2008, the Fund changed its benchmark from MSCI® EAFE® (gross) to MSCI® EAFE® (net). The unmanaged MSCI® “EAFE®” (net) Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

***	The after-tax returns are for Class IR Shares only. The after-tax returns for Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

19

Structured International Equity
Flex Fund

TOTAL RETURN	CALENDAR YEAR (CLASS R)
Best Quarter* Q2 ’08 –2.14% Worst Quarter* Q3 ’08 –21.29%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R (Inception 11/30/07)
Returns Before Taxes	–42.18%	–40.94%
MSCI® EAFE® Index**	–43.29%	–41.87%

Class IR (Inception 11/30/07)
Returns Before Taxes	–41.97%	–40.70%
Returns After Taxes on Distributions***	–41.97%	–40.83%
Returns After Taxes on Distributions of Fund Shares***	–27.27%	–34.30%
MSCI® EAFE® Index	–43.29%	–41.87%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The unmanaged MSCI® EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses, but do include dividend impact net of withholding taxes. An investor cannot invest directly in an index.

***	The after-tax returns are for Class IR Shares only. The after-tax returns for Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

20

Fund Fees and Expenses (Class R and IR Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class R or Class IR Shares of a Fund.

	Structured International
	Equity Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees[1]	2.0%	2.0%
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):2*
Management Fees[3]	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[4]*	0.24%	0.24%

Total Fund Operating Expenses*	1.50%	1.00%

See page 23 for all other footnotes.

*	The “‘Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect expense limitation agreements currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured International
	Equity Fund
	Class R	Class IR
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[4]	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.45%	0.95%

21

Fund Fees and Expenses continued

	Structured International Equity Flex Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees[1]	2.0%	2.0%
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):2*
Management Fees[3]	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[4]*	0.48%	0.48%

Total Fund Operating Expenses*	2.08%	1.58%

See page 23 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses,” “All Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Structured International Equity Flex Fund
	Class R	Class IR
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[4]	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.85%	1.35%

22

FUND FEES AND EXPENSES

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	Effective September 1, 2008, the Structured International Equity Fund changed its fiscal year end from August 31 to October 31. The Structured International Equity Fund’s annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008. The Structured International Equity Flex Fund’s annual operating expenses are based on actual expenses incurred for the fiscal year ended October 31, 2008.

[3]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Structured International Equity	0.85%	First $	1 Billion
	0.77%	Next $	1 Billion
	0.73%	Next $	3 Billion	+
	0.72%	Next $	3 Billion	+
	0.71%	Over $	8 Billion	+

Structured International Equity Flex	1.10%	First $	1 Billion
	0.99%	Next $	1 Billion
	0.94%	Next $	3 Billion	+
	0.92%	Next $	3 Billion	+
	0.90%	Over $	8 Billion	+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class R and IR Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses exclusive of custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses
Structured International Equity	0.004%
Structured International Equity Flex	0.064%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

23

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R or IR Shares of a Fund for the time periods indicated and then redeem all of your Class R or IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured International Equity
Class R Shares	$153	$474	$818	$1,791
Class IR Shares	$102	$318	$552	$1,225

Structured International Equity Flex
Class R Shares	$211	$652	$1,119	$2,410
Class IR Shares	$161	$499	$860	$1,878

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class R and Class IR Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know About Purchasing Shares Through An Authorized Dealer?” in the Shareholder Guide in this Prospectus and “Payments to Intermediaries” in the SAI.

24

Service Providers

     INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Structured International Equity Structured International Equity Flex

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds

■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of each Fund

■	Provides office space and all necessary office equipment and services

25

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Structured International Equity	0.85%	First $1 Billion	0.76% *
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion
	0.72%	Next $3 Billion
	0.71%	Over $8 Billion

Structured International Equity Flex	1.10%	First $1 Billion	1.10%
	0.99%	Next $1 Billion
	0.94%	Next $3 Billion
	0.92%	Next $3 Billion
	0.90%	Over $8 Billion

*	Actual rate for the fiscal period ended August 31, 2008. Effective September 1, 2008, the Structured International Equity Fund changed its fiscal year end from August 31 to October 31.

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2008 is available in the annual report dated August 31, 2008 for the Structured International Equity Fund and the annual report dated October 31, 2008 for the Structured International Equity Flex Fund.

     FUND MANAGERS

Quantitative Investment Strategies Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort

■	As of December 31, 2008, the Team managed more than $45 billion in global equities for retail, institutional and high net worth clients

■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country selection and bottom-up stock selection

26

SERVICE PROVIDERS

		Years
		Primarily
		Responsible
Name and Title	Fund Responsibility	Since	Five Year Employment History
Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured International Equity Structured International Equity Flex	1997 2006	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured International Equity Structured International Equity Flex	2007 2006	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Len Ioffe Managing Director	Senior Portfolio Manager— Structured International Equity	1997	Mr. Ioffe joined the Investment Adviser as an associate in 1995 and has been a portfolio manager since 1996.

Andrew Alford Managing Director	Senior Portfolio Manager— Structured International Equity Flex	2006	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Len Ioffe, CFA, is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for portfolio management of global and non-US portfolios. Andrew Alford, PhD, is a Managing Director and Senior Portfolio Manager on the QIS team with a specific focus on the Flex strategy. Mr. Alford has responsibility for the Structured International Equity Flex Fund’s day-to-day operations. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

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     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve

28

SERVICE PROVIDERS

significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, as permitted by applicable law.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and from net capital gains distributions are declared and paid annually for each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ Class R and Class IR Shares. This Prospectus discusses Class R and Class IR Shares for all of the Funds.

     WHO CAN BUY CLASS R AND CLASS IR SHARES

Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R and Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”).

HOW TO BUY, EXCHANGE AND SELL CLASS R AND CLASS IR SHARES

Retirement Plans generally may open an account and purchase Class R and/or Class IR Shares through certain brokers, banks, registered investment advisers, financial planners, Retirement Plan administrators (“Authorized Dealers”) and other financial intermediaries. Either Class R or Class IR Shares may not be available through certain Authorized Dealers. Additional Shares may be purchased through a Retirement Plan’s administrator or recordkeeper.

Information For Plan Participants
Retirement Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares. The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the Plan, how to elect a Fund as an investment option, elect different investment options, alter the amounts contributed to the Plan, or change allocations among investment options. Participants in Eligible Fee-Based Programs should contact their program sponsors for more information. For additional information regarding purchases, see “What Should I Know About Purchasing Shares Through An Authorized Dealer?” in this Prospectus.

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What Should I Know About Purchasing Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940, as amended (the “Investment Company Act”). They may charge additional fees not described in this Prospectus to their customers for such services.

As the Class R and Class IR Shares of each Fund are held through an omnibus account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in an omnibus account to an account with another dealer involves special procedures and may require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Goldman Sachs Trust (the “Trust”) reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any applicable redemption fee in the case of redemption orders) next determined after such acceptance.
■	Authorized Dealers and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds

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SHAREHOLDER GUIDE

and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

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WHAT ELSE SHOULD I KNOW ABOUT CLASS R AND CLASS IR SHARE PURCHASES AND REDEMPTIONS?

The Trust reserves the right to:

■	Require an Authorized Dealer to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

■	Modify the sales charge rates applicable to future purchases of shares.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay when you buy Class R or Class IR Shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Class R or Class IR Shares is a Fund’s next determined NAV for a share class, with the redemption proceeds reduced by any applicable charges after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as

35

reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

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SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

How Do I Decide Whether To Buy Class R, IR or other Class Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Note: Authorized Dealers may receive different compensation for selling different Class Shares.

In addition to Class R and Class IR Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Do I Need To Know About The Redemption Fee?
Each Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, each Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares involving transactions other than participant initiated exchanges from Retirement Plans. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

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■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.
■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a QDIA.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

Because Class R and Class IR Shares are held through omnibus arrangements monitored by Authorized Dealers and other intermediaries, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. Please contact your Authorized Dealer or other intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Dealers are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely

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SHAREHOLDER GUIDE

transmittal of redemption requests, these Authorized Dealers may set times by which they must receive redemption requests. These Authorized Dealers may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, or in the event that a Fund is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.

■	Subject to applicable law, redeem shares in your retirement account in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

CAN I EXCHANGE MY INVESTMENT FROM ONE GOLDMAN SACHS FUND TO ANOTHER GOLDMAN SACHS FUND?

You may exchange shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain other Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Dealer to exchange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer Class R and Class IR Shares.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV.

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■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Dealer.
■	Exchanges are available only in states where exchanges may be legally made.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.
■	Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

What Types Of Reports Will I Be Sent Regarding My Investment?
The types of Reports you will be receiving depends on the related arrangements in effect with respect to your Retirement Plan or Eligible Fee-Based Program.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class R Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Class R Shares bear distribution and service fees paid to Goldman Sachs and Authorized Dealers. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund’s average daily net assets attributed to Class R Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;

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SHAREHOLDER GUIDE

■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class R Shares.

Goldman Sachs normally begins accruing the annual 0.50% distribution fee for the Class R Shares as an ongoing commission to Authorized Dealers immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Funds, and certain other Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to

41

certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—What Else Should I Know About Class R and Class IR Share Purchases and Redemptions—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Class R and Class IR Shares of the Funds are held through omnibus arrangements maintained by financial intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs, and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another.

The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The

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SHAREHOLDER GUIDE

netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

43

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Investors who invest through tax-deferred accounts, such as a Retirement Plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each Retirement Plan and plan participant should consult their tax advisers about investment through a tax-deferred account.

Distributions received from the Funds by investors who do not invest through tax-deferred accounts are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

44

TAXATION

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. It is also not anticipated that any significant percentage of dividends paid by the Funds will be eligible for the dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

If your investment in a Fund is not made through a tax-deferred account, such as a Retirement Plan, sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a

45

period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, of qualified interest income and short-term capital gains to non-U.S. investors.

46

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

47

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. A Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs

48

APPENDIX A

for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Each Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

50

APPENDIX A

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

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A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of a Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight

52

APPENDIX A

over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

53

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933, Funds have/Fund has (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which an instrument has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and

54

APPENDIX A

foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity

55

and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Short Selling. The Structured International Equity Flex Fund expects to engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require a Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to a Fund.

Each Fund also may make short sales against the box, in which a Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

Risks of Equity Swap Transactions. Equity swaps are two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets), which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to

56

APPENDIX A

the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is

57

susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, each Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Each Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would

58

APPENDIX A

deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging a Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. Any equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount

59

invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these

60

APPENDIX A

risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Structured International Equity Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Structured International Equity Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Funds may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and foreign exchanges.

61

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on future contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability

62

APPENDIX A

to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Currency Swaps and Index Swaps. Each Fund may invest in equity swaps and currency swaps, and the Structured International Equity Flex Fund may also invest in index swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified areas.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

63

When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution

64

APPENDIX A

with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange-traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and

65

(iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies in addition to the fees and expenses regularly born by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing

66

APPENDIX A

money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

67

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance since the inception of Class R and IR Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED INTERNATIONAL EQUITY FUND

	Structured International
	Equity Fund—R Shares
	For the Period	Period Ended
	September 1, 2008 to	August 31,
	October 31, 2008*	2008**
Net asset value, beginning of period	$11.72	$16.57

Income (loss) from investment operations
Net investment income[a]	0.03	0.25
Net realized and unrealized loss	(3.74)	(3.18)

Total from investment operations	(3.71)	(2.93)

Distributions to shareholders
From net investment income	—	(0.54)
From net realized gains	—	(1.38)

Total distributions	—	(1.92)

Net asset value, end of period	$8.01	$11.72

Total return[b]	(31.66)%	(19.92)%
Net assets, end of period (in 000s)	$5	$8
Ratio of net expenses to average net assets[c]	1.45%	1.45%
Ratio of net investment income to average net assets[c]	1.47%	2.55%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	1.53%	1.50%
Ratio of net investment income to average net assets[c]	1.39%	2.50%
Portfolio turnover rate	25%	161%

*	The Fund changed its fiscal year end from August 31 to October 31.

**	Class R Shares of the Fund commenced operations on November 30, 2007.

See page 72 for all footnotes.

68

APPENDIX B

STRUCTURED INTERNATIONAL EQUITY FUND

	Structured International
	Equity Fund—IR Shares
	For the Period	Period Ended
	September 1, 2008 to	August 31,
	October 31, 2008*	2008**
Net asset value, beginning of period	$11.75	$16.57

Income (loss) from investment operations
Net investment income[a]	0.03	0.30
Net realized and unrealized loss	(3.74)	(3.19)

Total from investment operations	(3.71)	(2.89)

Distributions to shareholders
From net investment income	—	(0.55)
From net realized gains	—	(1.38)

Total distributions	—	(1.93)

Net asset value, end of period	$8.04	$11.75

Total return[b]	(31.57)%	(19.67)%
Net assets, end of period (in 000s)	$5	$8
Ratio of net expenses to average net assets[c]	0.95%	0.95%
Ratio of net investment income to average net assets[c]	1.98%	3.02%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	1.03%	1.00%
Ratio of net investment income to average net assets[c]	1.90%	2.97%
Portfolio turnover rate	25%	161%

*	The Fund changed its fiscal year end from August 31 to October 31.

**	Class IR Shares of the Fund commenced operations on November 30, 2007.

See page 72 for all footnotes.

69

STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Structured International
Equity Flex Fund—R Shares
For the Period
November 30, 2007 to
October 31, 2008
Net asset value, beginning of period	$12.32

Income (loss) from investment operations
Net investment income[a]	0.20
Net realized and unrealized loss	(5.66)

Total from investment operations	(5.46)

Distributions to shareholders
From net investment income	(0.24)
From net realized gains	(0.03)

Total distributions	(0.27)

Net asset value, end of period	$6.59

Total return[b]	(45.34)%
Net assets, end of period (in 000s)	$5
Ratio of net expenses to average net assets[c]	1.85%
Ratio of net investment income to average net assets[c]	2.08%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	2.07%
Ratio of net investment income to average net assets[c]	1.86%
Portfolio turnover rate	122%

See page 72 for all footnotes.

70

APPENDIX B

STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Structured International
Equity Flex Fund—IR Shares
For the Period
November 30, 2007 to
October 31, 2008
Net asset value, beginning of period	$12.32

Income (loss) from investment operations
Net investment income[a]	0.24
Net realized and unrealized loss	(5.67)

Total from investment operations	(5.43)

Distributions to shareholders
From net investment income	(0.24)
From net realized gains	(0.03)

Total distributions	(0.27)

Net asset value, end of period	$6.62

Total return[b]	(45.09)%
Net assets, end of period (in 000s)	$5
Ratio of net expenses to average net assets[c]	1.35%
Ratio of net investment income to average net assets[c]	2.54%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[c]	1.57%
Ratio of net investment income to average net assets[c]	2.32%
Portfolio turnover rate	122%

See page 72 for all footnotes.

71

Footnotes

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Annualized.

72

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Structured International Equity Fund
	5	Goldman Sachs Structured International Equity Flex Fund

8	Other Investment Practices and Securities

11	Principal Risks of the Funds

18	Fund Performance

21	Fund Fees and Expenses

25	Service Providers

30	Dividends

31	Shareholder Guide

44	Taxation

47	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

68	Appendix B Financial Highlights

Structured International Equity Funds
Prospectus (Class R and IR Shares)

     FOR MORE INFORMATION

Annual/Semiannual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Structured International Equity Fund’s fiscal year end has changed from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semiannual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

00065771
STINTPRORIR

Prospectus	Service Shares February 27, 2009

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.
■ Goldman Sachs Structured International Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured International Equity Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

     QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Step 1: Country and Stock Selection
Country Selection. The Investment Adviser forecasts returns of 18 developed markets and 23 emerging markets worldwide. Country return forecasts are determined using models based on the following investment themes: Valuation, Momentum, Risk Premium, Fund Flows, Macro and Visibility. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s interest rate environment and growth prospects. Finally, the Visibility factor evaluates which markets are drawing the attention of technical traders.

Stock Selection. The Investment Adviser then forecasts expected returns on over 10,000 stocks globally on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) group. These models are based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific

1

information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Structured International Equity Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes account of expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Structured International Equity Funds.

Goldman Sachs Structured International Equity Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

2

Fund Investment Objective
and Strategies

Goldman Sachs
Structured International Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) (Net) Index (unhedged and net of dividend withholding taxes) (“MSCI® EAFE® Index”)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbols:	GCISX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs
Structured International Equity Fund continued

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in emerging countries.

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability and earnings, in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

4

Other Investment Practices
and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Fund may however, at its discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Fund. In addition, the Fund publishes on its website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

5

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Structured
• No specific percentage limitation on usage;	International
limited only by the objectives and strategies	Equity
of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Currency Swaps*	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Index Swaps*	•
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts	•[1]
Investment Company Securities (including exchange-traded funds)***	10
Options on Foreign Currencies[2]	•
Options on Securities and Securities Indices[3]	•
Preferred Stock, Warrants and Stock Purchase Rights	•
Repurchase Agreements	•
Securities Lending	33 1/3
Unseasoned Companies	•
When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund invests in foreign securities.
***	This percentage limitation does not apply to the Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Fund may enter into futures transactions only with respect to a representative index.

[2]	The Fund may purchase and sell call and put options on foreign currencies.

[3]	The Fund may sell covered call and put options and purchase call and put options on securities and securities indices.

6

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
Structured
• No specific percentage limitation	International
on usage; limited only by the	Equity
objectives and strategies of the Fund	Fund
Investment Securities
American, European and Global Depositary Receipts	•
Bank Obligations[4]	•
Convertible Securities[5]	•
Corporate Debt Obligations[4]	•
Derivatives	•
Equity Investments	80+
Emerging Country Securities	•
Fixed Income Securities[4,6]	20
Foreign Government Securities[4]	•
Foreign Securities	•
Real Estate Investment Trusts	•
Structured Securities*	•
Temporary Investments	•
U.S. Government Securities[4]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[4]	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only. The Fund may invest in bank obligations issued by U.S. or foreign banks.

[5]	The Fund has no minimum rating criteria for convertible debt securities.

[6]	Except as noted under “Convertible Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group, Baa or higher by Moody’s) or have a comparable rating by another NRSRO.

7

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Structured
International
Equity
• Applicable	Fund
Credit/Default	•
Derivatives	•
Emerging Countries	•
Foreign	•
Geographic	•
Interest Rate	•
Investment Style	•
Liquidity	•
Management	•
Market	•
Mid Cap and Small Cap	•
NAV	•
Portfolio Turnover Rate	•
Stock	•
Swaps	•

8

PRINCIPAL RISKS OF THE FUND

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill it contractual obligation.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. When the Fund invests in foreign securities it will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Geographic Risk—Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Interest Rate Risk—The risk that when interest rates increase, securities held by the Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are

9

more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

When the Fund invests in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers it will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Although the Fund reserves the right to meet redemption requests through in-kind distributions, to date the Fund has not paid redemptions in kind. While the Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings, even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity

10

PRINCIPAL RISKS OF THE FUND

risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

■	Stock Risk—The risk that stock prices historically rise and fall in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in equity swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be

11

leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of equity swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As investment companies registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the swaps.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

13

Structured International Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +17.55% Worst Quarter* Q4 ’08 –20.10%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 8/15/97)
Returns Before Taxes	–43.10%	1.85%	1.19%	1.06%
Returns After Taxes on Distributions**	–43.54%	0.93%	0.51%	0.46%
Returns After Taxes on Distributions and Sale of Fund Shares**	–27.57%	1.73%	1.02%	0.91%
MSCI® EAFE (Net of withholding taxes, unhedged)***	–43.29%	1.66%	n/a	n/a
MSCI® EAFE® (unhedged)	–42.97%	2.10%	1.17%	2.03%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Effective October 1, 2008, the Fund changed its benchmark from MSCI® EAFE® (gross) to MSCI® EAFE® (net). The unmanaged MSCI® “EAFE®” (net) Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

14

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Structured
International
Equity
Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	2.0% [1]
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[2]*:
Management Fees[3]	0.76%
Other Expenses*	0.59%
Service Fees[4]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[5]*	0.09%

Total Fund Operating Expenses[2]*	1.35%

See page 16 for all other footnotes.

*	The “Other Expenses,” “All Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses,” “All Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses,” “All Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Structured
International
Equity
Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.76%
Other Expenses	0.54%
Service Fees[4]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[5]	0.04%

Total Fund Operating Expenses (after current expense limitations)	1.30%

15

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	Effective September 1, 2008, the Fund changed its fiscal year end from August 31 to October 31. The Fund’s annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008.

[3]	The Investment Adviser is entitled to management fees from the Fund at the annual rates equal to the following percentages of the average daily net assets of the Fund:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Structured International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

[4]	Service Organizations (as defined in the “Shareholder Guide”) may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[5]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser.

16

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured International Equity	$137	$428	$739	$1,624

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in this Prospectus and “Payments to Intermediaries” in the SAI.

17

Service Providers

     INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Structured International Equity

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

18

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily		Year Ended
Fund	Annual Rate	Net Assets		August 31, 2008*
Structured International Equity	0.85%	First $	1 Billion	0.76%
	0.77%	Next $	1 Billion
	0.73%	Next $	3 Billion
	0.72%	Next $	3 Billion
	0.71%	Over $	8 Billion

*	Effective September 1, 2008, the Fund changed its fiscal year end from August 31 to October 31.

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement in 2008 is available in the Fund’s annual report dated August 31, 2008.

     FUND MANAGERS

Quantitative Investment Strategies Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort

■	As of December 31, 2008, the Team managed more than $45 billion in global equities for retail, institutional and high net worth clients

■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country selection and bottom-up stock selection

19

		Years
		Primarily
		Responsible
Name and Title	Fund Responsibility	Since	Five Year Employment History
Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured International Equity	1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured International Equity	2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Len Ioffe Managing Director	Senior Portfolio Manager— Structured International Equity	1997	Mr. Ioffe joined the Investment Adviser as an associate in 1995 and has been a portfolio manager since 1996.

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Len Ioffe, CFA, is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for portfolio management of global and non-US portfolios. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

20

SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. Goldman Sachs may restrict transactions for itself, but not for the Fund (or vice versa). The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its

21

affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, as permitted by applicable law.

22

Dividends

The Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and from net capital gains distributions are declared and paid annually.

From time to time a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

23

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

     HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Fund?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares (“Service Organizations”). No shareholder may buy Service Shares directly from the Fund. Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Fund on any business day at its NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation);
■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or

■	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

It is strongly recommended that payment be made by wiring federal funds.

It is expected that checks will be converted to federal funds within two business days after receipt.

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SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Service Organization’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other financial intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.

■	Service Organizations and financial intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Fund that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Service Organizations and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional

25

charge to the Fund. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your Service Organization or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Fund?
The Fund does not have any minimum purchase or account minimum requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

■	Modify the manner in which shares are offered.

■	Modify the sales charge rates applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Fund.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify

27

an investor’s identity. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Service Shares is the Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Service Shares is the Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., redemption fees) after the Fund receives your order in proper form. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that the Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings;

28

SHAREHOLDER GUIDE

equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its

29

regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     HOW TO SELL SHARES

How Can I Sell Service Shares Of The Fund?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will redeem its Service Shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. Redemption proceeds may be sent to shareholders by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

A Service Organization may request redemptions in writing, by electronic trading platform or by telephone (unless the Service Organization opts out of the telephone redemption privilege on the Account Application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or

■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

30

SHAREHOLDER GUIDE

Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.

■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Fund will arrange for your redemption proceeds to be paid as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted;

31

(ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of other financial intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such financial intermediaries or Service Organization.

By Check: A shareholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and

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SHAREHOLDER GUIDE

have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.
■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a QDIA.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your financial

33

intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs.
■	Charge an additional fee in the event a redemption is made via wire transfer.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
A Service Organization may exchange Service Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

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SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.

■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Goldman Sachs account is exchanged.

■	Currently, the Fund does not impose any charges for exchanges, although the Fund may impose a charge in the future.

■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.

■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.

■	Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Fund annual shareholder reports containing audited financial statements and semiannual shareholder reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communication from the Fund to its shareholders, including but not limited to prospectuses,

35

prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 under the Investment Company Act.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Fund, and certain other Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be

36

SHAREHOLDER GUIDE

excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

37

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

38

TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate. It is also not anticipated that any significant percentage of dividends paid by the Fund will be eligible for the dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

39

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, of qualified interest income and short-term capital gains to non-U.S. investors. Although this designation will be made for short-term capital gain distributions, the Fund do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

40

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have

42

APPENDIX A

limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

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Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located

44

APPENDIX A

in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and

45

ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

46

APPENDIX A

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

47

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain private investments in public equity (“PIPEs”)

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933, Funds have/Fund has (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to

48

APPENDIX A

liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which an instrument has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances

49

■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

50

APPENDIX A

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other

51

financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. Any equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked

52

APPENDIX A

notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

53

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Fund may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result

54

APPENDIX A

in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on future contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps and Currency Swaps. The Fund may invest in equity swaps and currency swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified areas.

55

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of

56

APPENDIX A

bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The

57

holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange-traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies in addition to the fees and expenses regularly born by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets

58

APPENDIX A

in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities

59

may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

60

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

STRUCTURED INTERNATIONAL EQUITY FUND

	Structured International Equity Fund—Service Shares
	For the Period	Years Ended August 31,
	September 1, 2008
	to October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.81	$15.93	$14.31	$11.73	$9.54	$7.70

Income (loss) from investment operations
Net investment income[a]	0.03	0.49	0.26	0.18	0.29	0.15
Net realized and unrealized gain (loss)	(3.76)	(2.76)	2.37	2.59	1.98	1.77

Total from investment operations	(3.73)	(2.27)	2.63	2.77	2.27	1.92

Distributions to shareholders
From net investment income	—	(0.47)	(0.16)	(0.11)	(0.08)	(0.08)
From net realized gains	—	(1.38)	(0.85)	(0.08)	—	—

Total distributions	—	(1.85)	(1.01)	(0.19)	(0.08)	(0.08)

Net asset value, end of period	$8.08	$11.81	$15.93	$14.31	$11.73	$9.54

Total return[b]	(31.58)%	(16.50)%	19.11%	23.87%	23.93%	25.08%
Net assets, end of period (in 000s)	$22,994	$49,411	$55,340	$40,369	$22,429	$144
Ratio of net expenses to average net assets	1.30%[c]	1.30%	1.32%	1.37%	1.49%	1.51%
Ratio of net investment income to average net assets	1.68%[c]	3.54%	1.67%	1.38%	2.33%	1.55%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.38%[c]	1.35%	1.36%	1.46%	1.50%	1.60%
Ratio of net investment income to average net assets	1.60%[c]	3.49%	1.63%	1.29%	2.32%	1.46%
Portfolio turnover rate	25%	161%	56%	59%	73%	99%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 62 for all footnotes.

61

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Annualized.

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Index

1	General Investment Management Approach

3	Fund Investment Objective and Strategies
	3	Goldman Sachs Structured International Equity Fund

5	Other Investment Practices and Securities

8	Principal Risks of the Fund

13	Fund Performance

15	Fund Fees and Expenses

18	Service Providers

23	Dividends

24	Shareholder Guide
	24	How To Buy Shares
	30	How To Sell Shares

38	Taxation

41	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

61	Appendix B Financial Highlights

Structured International Equity Funds
Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semiannual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Structured International Equity Fund’s fiscal year end has changed from August 31 to October 31.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semiannual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Fund may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Fund’s investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

STINTPROSVC

Prospectus	Institutional Shares February 27, 2009

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs
Structured International Equity Fund

■ Goldman Sachs
Structured International Equity Flex Fund

■ Goldman Sachs
Structured International Small Cap Fund

■ Goldman Sachs
Structured Emerging
Markets Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured International Equity Fund, Structured International Equity Flex Fund, Structured International Small Cap Fund and Structured Emerging Markets Equity Fund (each a “Fund” and collectively, the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

     QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

     GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Step 1: Country and Stock Selection
Country Selection. The Investment Adviser forecasts returns of 18 developed markets and 23 emerging markets worldwide. Country return forecasts are determined using models based on the following investment themes: Valuation, Momentum, Risk Premium, Fund Flows, Macro and Visibility (Visibility is considered only by the Structured Emerging Markets Equity Fund). Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s interest rate environment and growth prospects. Finally, the Visibility factor evaluates which markets are drawing the attention of technical traders.

Stock Selection. The Investment Adviser then forecasts expected returns on over 10,000 stocks globally on a daily basis using proprietary COREsm (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Investment Strategies (“QIS”) group. These models are based on six investment themes—Valuation, Profitability, Quality, Management (Management is not considered for the Structured Emerging Markets Equity Fund), Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital.

1

Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by maintaining characteristics such as size and sector weights close to the benchmark as well as limiting the size of individual stock positions while seeking to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Structured International Equity Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes account of expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Structured International Equity Funds.

Goldman Sachs Structured International Equity Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs
Structured International Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) (Net) Index (unhedged and net of dividend withholding taxes) (“MSCI® EAFE® Index”)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbols:	GCIIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs
Structured International Equity Fund continued

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in emerging countries.
The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability and earnings, in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Structured International Equity Flex Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) (Net) Index (unhedged and net of dividend withholding taxes) (“MSCI® EAFE® Index”)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	GIFLX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries.
The Fund seeks broad representation of issuers across major countries and sectors of the international economy. As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs
Structured International Equity Flex Fund continued

not limited to valuation, profitability, earnings quality and momentum, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index. The MSCI® EAFE® Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. The Fund is not required to limit investments to securities within the MSCI® EAFE® Index.

The Fund may sell securities short, and may engage in swap transactions to establish both long and short positions.

Portfolio Weightings, Short Selling and Swap Transactions:
The Fund will seek to outperform its benchmark index, the MSCI® EAFE® Index, by overweighting issuers that the Investment Adviser believes are more likely to outperform the index while underweighting issuers the Investment Adviser believes will underperform the index. To better express the Investment Adviser’s negative views, the Fund may also take short positions in equity securities, either directly or via derivatives.

When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way the Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, the Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES FUND

The Investment Adviser expects that it will usually maintain an approximate net 100% long exposure to the equity market. However, the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents may range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions may range between 0% and 50% of the value of the Fund’s net assets.

Short sales and equity swaps involve forms of leveraging, and the Fund may present more risk than other funds that do not engage in short selling or swap transactions. For example, the Fund’s long positions could decline in value at the same time that the value of the Fund’s short positions increases, thereby increasing the potential for loss. In addition, the investment of cash proceeds from a short sale in equity securities or other investments may increase further the volatility of the Fund’s net asset value (“NAV”) and investment performance, and may result in greater potential investment losses. Similarly, the prices of equity swaps can be very volatile and result in losses for the Fund. For additional information, see “Principal Risks of the Funds” in this Prospectus.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered to be cash equivalents.

7

Goldman Sachs
Structured International Small Cap Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Small Cap Europe, Australasia, Far East (“EAFE®”) (Net) Index (net of dividend withholding taxes) (“MSCI® EAFE® Small Cap Index”)

Investment Focus:	Diversified portfolio of equity investments in small cap non-U.S. issuers

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	GICIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in small cap companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers.* These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the MSCI® EAFE® Small Cap Index at the time of investment, although the Fund is not required to limit its investments to securities in the MSCI® EAFE® Small Cap Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of January 30, 2009, the capitalization range of the MSCI® EAFE® Small Cap Index was between approximately $7.4 million and $3.7 billion. In addition, these issuers are organized

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

outside the United States, or have securities that are principally traded outside the United States.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Small Cap Index. The MSCI® EAFE® Small Cap Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure the equity market performance of the small market capitalization segment of developed markets, excluding the US and Canada. As of January 2009, the MSCI® EAFE® Small Cap Index consisted of the following 21 developed market country provisional small cap indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund is not required to limit its investments to securities of issuers organized or principally traded in these countries. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

9

Goldman Sachs
Structured Emerging Markets
Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® Emerging Markets (Net) Index (net of dividend withholding taxes) (“MSCI® Emerging Markets Index”)

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Quantitative, applied to emerging country issuers

Symbols:	GERIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in the equity securities of emerging country issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers.* The Fund may allocate its assets among emerging countries as determined by the Investment Adviser. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, Central and South American, African, Asian and Eastern European countries. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Czech Republic	■ Israel	■ Pakistan	■ South Africa
■ Brazil	■ Egypt	■ Jordan	■ Peru	■ South Korea
■ Chile	■ Hungary	■ Malaysia	■ Philippines	■ Taiwan
■ China	■ India	■ Mexico	■ Poland	■ Thailand
■ Columbia	■ Indonesia	■ Morocco	■ Russia	■ Turkey

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;

■	Is organized under the laws of, or has a principal office in, an emerging country;

■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or

■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® Emerging Markets Index (adjusted for country views). The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure equity market performance of the large and mid market capitalization segments of emerging markets. As of January 2009, the MSCI® Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. Additionally, the QIS team’s views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

11

Other Investment Practices
and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Funds. In addition, the Funds publish on their website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

12

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Structured	Structured	Structured	Structured
of the Fund	International	International	International	Emerging
— Not permitted	Equity	Equity	Small Cap	Markets Equity
	Fund	Flex Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•	•
Currency Swaps*	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	•	•	•	•
Index Swaps	•*	•*	—	—
Foreign Currency Transactions**	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•	•[1]	•[1]
Investment Company Securities (including exchange-traded funds)***	10	10	10	10
Options on Foreign Currencies	•[2]	—	•[2]	•[2]
Options on Securities and Securities Indices	•[3]	—	•[3]	•[3]
Preferred Stock, Warrants and Stock Purchase Rights	•	•	•	•
Repurchase Agreements	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales	—	50	—	—
Unseasoned Companies	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Funds invest in foreign securities.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Funds may enter into futures transactions only with respect to a representative index.

[2]	The Funds may purchase and sell call and put options on foreign currencies.

[3]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices.

13

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation	Structured	Structured	Structured	Structured
on usage; limited only by the	International	International	International	Emerging Markets
objectives and strategies of the Fund	Equity	Equity	Small Cap	Equity
— Not permitted	Fund	Flex Fund	Fund	Fund
Investment Securities
American, European and Global Depositary Receipts	•	•	•	•
Bank Obligations[4]	•	•	•	•
Convertible Securities[5]	•	•	•	•
Corporate Debt Obligations[4]	•	•	•	•
Derivatives	•	•	•	•
Equity Investments	80+	80+	80+	80+
Emerging Country Securities	•	•	•	•
Fixed Income Securities[4,6]	20	20	20	20
Foreign Government Securities[4]	•	•	•	•
Foreign Securities	•	•	•	•
Real Estate Investment Trusts	•	•	•	•
Structured Securities*	•	•	•	•
Temporary Investments	•	•	•	•
U.S. Government Securities[4]	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[4]	Limited by the amount the Funds invest in fixed income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.

[5]	The Funds have no minimum rating criteria for convertible debt securities.

[6]	Except as noted under “Convertible Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group, Baa or higher by Moody’s) or have a comparable rating by another NRSRO.

14

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Structured	Structured	Structured	Structured
	International	International	International	Emerging Markets
• Applicable	Equity	Equity	Small Cap	Equity
— Not applicable	Fund	Flex Fund	Fund	Fund
Credit/Default	•	•	•	•
Derivatives	•	•	•	•
Emerging Countries	•	•	•	•
Foreign	•	•	•	•
Geographic	•	•	•	•
Interest Rate	•	•	•	•
Investment Style	•	•	•	•
Liquidity	•	•	•	•
Management	•	•	•	•
Market	•	•	•	•
Mid Cap and Small Cap	•	•	•	•
NAV	•	•	•	•
Portfolio Turnover Rate	•	•	•	•
Short Selling	—	•	—	—
Stock	•	•	•	•
Swaps	•	•	•	•

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill it contractual obligation.

15

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. A Fund that invest in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Geographic Risk—Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value

16

PRINCIPAL RISKS OF THE FUNDS

investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has paid redemptions in kind. While a Fund may pay redemptions in kind in the future, a Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings, even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular

17

industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

■	Short Selling Risk—The Structured International Equity Flex Fund is subject to the risks associated with short selling. Short selling may involve leverage of the Fund’s assets and presents various risks. In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, the Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. The Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value, the Fund will be required to pay more for the replacement security than the amount it received for selling the security short. Moreover, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed

18

PRINCIPAL RISKS OF THE FUNDS

security declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While the Fund has an open short position, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund may be required to buy the replacement shares immediately at the security’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions during the past year. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.

Due to local restrictions, the Fund may not be able to engage in short sales in certain foreign countries where it maintains long positions. These restrictions may limit the Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goal.

19

■	Stock Risk—The risk that stock prices historically rise and fall in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in equity swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of equity swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e. a Fund’s daily net liability) under the swaps,

20

PRINCIPAL RISKS OF THE FUNDS

if any, rather than their full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the swaps.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

21

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

22

FUND PERFORMANCE

Structured International Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +17.83% Worst Quarter* Q4 ’08 –20.03%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/15/97)
Returns Before Taxes	–42.80%	2.34%	1.69%	1.55%
Returns After Taxes on Distributions**	–43.37%	1.32%	0.90%	0.85%
Returns After Taxes on Distributions and Sale of Fund Shares**	–27.31%	2.12%	1.39%	1.28%
MSCI® EAFE® (Net of withholding taxes, unhedged)***	–43.29%	1.66%	n/a	n/a
MSCI® EAFE® (unhedged)	–42.97%	2.10%	1.17%	2.03%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Effective October 1, 2008, the Fund changed its benchmark from MSCI® EAFE® (gross) to MSCI® EAFE® (net). The unmanaged MSCI® “EAFE®” (net) Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

23

Structured International Equity
Flex Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q1 ’07 +7.77% Worst Quarter* Q3 ’08 –21.19%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Institutional Shares (Inception 07/31/06)
Returns Before Taxes	–41.89%	–13.50%
Returns After Taxes on Distributions**	–41.89%	–13.61%
Returns After Taxes on Distributions and Sale of Fund Shares**	–27.22%	–11.18%
MSCI® EAFE® Index (Net of withholding taxes, unhedged)***	–43.29%	–12.93%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees or expenses, but do include dividend impact net of withholding taxes. An investor cannot invest directly in an index.

24

FUND PERFORMANCE

Structured International Small Cap Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’08 –3.45% Worst Quarter* Q3 ’08 –24.08%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Institutional Shares (Inception 09/28/07)
Returns Before Taxes	–43.68%	–40.44%
Returns After Taxes on Distributions**	–43.99%	–40.74%
Returns After Taxes on Distributions and Sale of Fund Shares**	–27.83%	–33.94%
MSCI® EAFE® Small Cap Index (Net of withholding taxes)***	–46.87%	–41.93%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The MSCI® EAFE® Small Cap Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. An investor cannot invest directly in an index.

25

Structured Emerging Markets
Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’08 –1.97% Worst Quarter* Q4 ’08 –28.58%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Institutional Shares (Inception 10/05/07)
Returns Before Taxes	–54.60%	–47.23%
Returns After Taxes on Distributions**	–54.57%	–47.32%
Returns After Taxes on Distributions and Sale of Fund Shares**	–35.27%	–39.53%
MSCI® Emerging Markets Index (Net of withholding taxes)***	–53.12%	–45.46%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. An investor cannot invest directly in an index.

26

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

				Structured
	Structured	Structured	Structured	Emerging
	International	International	International	Markets
	Equity	Equity Flex	Small Cap	Equity
	Fund	Fund	Fund	Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees[1]	2.0%	2.0%	2.0%	2.0%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):2*
Management Fees[3]	0.76%	1.10%	0.85%	1.00%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses4*	0.09%	0.33%	0.45%	0.49%

Total Fund Operating Expenses*	0.85%	1.43%	1.30%	1.49%

See page 28 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect expense limitations currently in place with respect to the Funds. The Funds’ “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

				Structured
	Structured	Structured	Structured	Emerging
	International	International	International	Markets
	Equity	Equity Flex	Small Cap	Equity
	Fund	Fund	Fund	Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.76%	1.10%	0.85%	1.00%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses[4]	0.04%	0.10%	0.05%	0.05%

Total Fund Operating Expenses (after current expense limitations)	0.80%	1.20%	0.90%	1.05%

27

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	Except for the Structured International Equity Fund, the Funds’ annual operating expenses are based on actual expenses incurred for the fiscal year ended October 31, 2008. Effective September 1, 2008, the Structured International Equity Fund changed its fiscal year end from August 31 to October 31. The Structured International Equity Fund’s annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008.

[3]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Structured International Equity	0.85%	First $	1 Billion
	0.77%	Next $	1 Billion
	0.73%	Next $	3 Billion	+
	0.72%	Next $	3 Billion	+
	0.71%	Over $	8 Billion	+

Structured International Equity Flex	1.10%	First $	1 Billion
	0.99%	Next $	1 Billion
	0.94%	Next $	3 Billion	+
	0.92%	Next $	3 Billion	+
	0.90%	Over $	8 Billion	+

Structured International Small Cap	0.85%	First $	1 Billion
	0.85%	Next $	1 Billion
	0.77%	Next $	3 Billion	+
	0.73%	Next $	3 Billion	+
	0.72%	Over $	8 Billion	+

Structured Emerging Markets Equity	1.00%	First $	1 Billion
	1.00%	Next $	1 Billion
	0.90%	Next $	3 Billion	+
	0.86%	Next $	3 Billion	+
	0.84%	Over $	8 Billion	+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses

Structured International Equity	0.004%
Structured International Equity Flex	0.064%
Structured International Small Cap	0.014%
Structured Emerging Markets Equity	0.014%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

28

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Structured International Equity	$87	$271	$471	$1,049

Structured International Equity Flex	$146	$452	$782	$1,713

Structured International Small Cap	$132	$412	$713	$1,568

Structured Emerging Markets Equity	$152	$471	$813	$1,779

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in this Prospectus and “Payments to Intermediaries” in the SAI.

29

Service Providers

     INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Structured International Equity Structured International Equity Flex Structured International Small Cap Structured Emerging Markets Equity

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds

■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of each Fund

■	Provides office space and all necessary office equipment and services

30

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Structured International Equity	0.85%	First $1 Billion	0.76% *
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion
	0.72%	Next $3 Billion
	0.71%	Over $8 Billion

Structured International Equity Flex	1.10%	First $1 Billion	1.10%
	0.99%	Next $1 Billion
	0.94%	Next $3 Billion
	0.92%	Next $3 Billion
	0.90%	Over $8 Billion

Structured International Small Cap	0.85%	First $1 Billion	0.85%
	0.85%	Next $1 Billion
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.72%	Over $8 Billion

Structured Emerging Markets Equity	1.00%	First $1 Billion	1.00%
	1.00%	Next $1 Billion
	0.90%	Next $3 Billion
	0.86%	Next $3 Billion
	0.84%	Over $8 Billion

*	Actual rate for the fiscal year ended August 31, 2008. Effective September 1, 2008, the Structured International Equity Fund changed its fiscal year end from August 31 to October 31.

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2008 is available in the annual report dated August 31, 2008 for the Structured International Equity Fund and the annual report dated October 31, 2008 for the Structured International Equity Flex Fund, Structured International Small Cap Fund and the Structured Emerging Markets Equity Fund.

31

     FUND MANAGERS

Quantitative Investment Strategies Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort

■	As of December 31, 2008, the Team managed more than $45 billion in global equities for retail, institutional and high net worth clients

■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country selection and bottom-up stock selection

Years
Primarily
Responsible
Name and Title	Fund Responsibility	Since	Five Year Employment History
Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured International Equity Structured International Equity Flex Structured International Small Cap Structured Emerging Markets Equity	1997 2006 2007 2007	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured International Equity Structured International Equity Flex Structured International Small Cap Structured Emerging Markets Equity	2007 2006 2007 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Len Ioffe Managing Director	Senior Portfolio Manager— Structured International Equity Structured International Small Cap Structured Emerging Markets Equity	1997 2007 2008	Mr. Ioffe joined the Investment Adviser as an associate in 1995 and has been a portfolio manager since 1996.

Andrew Alford Managing Director	Senior Portfolio Manager— Structured International Equity Flex	2006	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Terence Lim Managing Director	Senior Portfolio Manager— Structured International Small Cap Structured Emerging Markets Equity	2007 2007	Mr. Lim joined the Investment Adviser as a portfolio manager in 1999.

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing

32

SERVICE PROVIDERS

Director and serves as the Co-Chief Investment Officer for the QIS team. Len Ioffe, CFA, is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for portfolio management of global and non-US portfolios. Andrew Alford, PhD, is a Managing Director and Senior Portfolio Manager on the QIS team with a specific focus on the Flex strategy. Mr. Alford has responsibility for the Structured International Equity Flex Fund’s day-to-day operations. Terence Lim, PhD, CFA, CPA, is also a Managing Director and Senior Portfolio Manager on the QIS team where he focuses on research and portfolio management. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in

33

transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities

34

SERVICE PROVIDERS

lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, as permitted by applicable law.

35

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and from net capital gains distributions are declared and paid annually for each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

36

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ Institutional Shares.

     HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. In order to make an initial investment in a Fund, you must furnish to the Fund or your financial institution an Account Application. You should either:

■	Contact your financial institution who may place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation) or contact the Goldman Sachs Trust (the “Trust”) to place an order;
■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or

■	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

It is strongly recommended that payment be made by wiring federal funds.

It is expected that checks will be converted to federal funds within two business days after receipt.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any

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applicable redemption fee in the case of redemption orders) next determined after such acceptance.

■	Authorized institutions and other financial intermediaries will be responsible for transmitting accepted orders and payments to the Funds within the time period agreed upon by them.

You should contact your institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust. These institutions or other financial intermediaries (“Intermediaries”) may receive payments from Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to authorized institutions and Intermediaries to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

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The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized institution or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum
■ Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Trust; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other

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investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

■	Modify the sales charge rates applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees) after the Fund receives your order in proper form. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as

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reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

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Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at the NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested in writing, by electronic trading platform or by telephone (unless the institution opts out of the telephone redemption privilege on the Account Application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

Certain institutions and financial intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent

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SHAREHOLDER GUIDE

unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.

■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds may arrange for your redemption proceeds to be paid as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.

■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any financial intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
Each Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, each Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained under Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or

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SHAREHOLDER GUIDE

governments) of the Internal Revenue Code of 1986, as amended (the “Code”). Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.
■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a QDIA.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the Intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. If you invest through a financial intermediaries, please contact your financial intermediaries for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

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■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another institution with a relationship with Goldman Sachs.

■	Charge an additional fee in the event a redemption is made via wire transfer.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange Institutional Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

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SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.

■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust.
■	Currently, the Funds do not impose any charge for exchange, although the Funds may impose a charge in the future.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly account statement. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semiannual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your financial intermediary or Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

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In addition, authorized institutions and other financial intermediaries will be responsible for providing any communications from the Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Investment Company Act.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Funds, and certain other Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information

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on fair valuation, please see “Shareholder Guide—How to Buy Shares—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by

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financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

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Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. It is also not anticipated that any significant percentage of dividends paid by the Funds will be eligible for the dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

54

TAXATION

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, of qualified interest income and short-term capital gains to non-U.S. investors. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

55

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

56

APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. A Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for

57

management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities

58

APPENDIX A

markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Each Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South

59

America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social

60

APPENDIX A

unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of a Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

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APPENDIX A

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain private investments in public equity (“PIPEs”)

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933, Funds have/Fund has (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to

63

liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which an instrument has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances

64

APPENDIX A

■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Short Selling. The Structured International Equity Flex Fund expects to engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require a Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to a Fund.

Each Fund also may make short sales against the box, in which a Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

Risks of Equity Swap Transactions. Equity swaps are two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties

65

agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets), which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

66

APPENDIX A

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, each Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Each Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

67

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging a Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured

68

APPENDIX A

securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. Any equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a

69

REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund (other than Structured International Equity Flex Fund) may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. These Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

70

APPENDIX A

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Funds may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

71

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on future contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Currency Swaps and Index Swaps. All of the Funds may invest in equity swaps and currency swaps, and the Structured International Equity Flex Fund may also invest in index swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified areas.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are

72

APPENDIX A

purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’

73

custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange-traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

74

APPENDIX A

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies in addition to the fees and expenses regularly born by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of

75

corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of

76

APPENDIX A

custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

77

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED INTERNATIONAL EQUITY FUND

	Structured International Equity Fund—Institutional Shares
	For the Period	Years Ended August 31,
	September 1, 2008 to
	October 31, 2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.11	$16.28	$14.59	$11.93	$9.68	$7.80

Income (loss) from investment operations
Net investment income[a]	0.04	0.59	0.38	0.27	0.22	0.15
Net realized and unrealized gain (loss)	(3.86)	(2.84)	2.38	2.61	2.14	1.84

Total from investment operations	(3.82)	(2.25)	2.76	2.88	2.36	1.99

Distributions to shareholders
From net investment income	—	(0.54)	(0.22)	(0.14)	(0.11)	(0.11)
From net realized gains	—	(1.38)	(0.85)	(0.08)	—	—

Total distributions	—	(1.92)	(1.07)	(0.22)	(0.11)	(0.11)

Net asset value, end of period	$8.29	$12.11	$16.28	$14.59	$11.93	$9.68

Total return[b]	(31.54)%	(15.99)%	19.63%	24.52%	24.51%	25.71%
Net assets, end of period (in 000s)	$1,560,672	$2,676,502	$3,255,644	$1,661,909	$697,144	$261,118
Ratio of net expenses to average net assets	0.80%[c]	0.80%	0.82%	0.86%	0.99%	1.01%
Ratio of net investment income to average net assets	2.20%[c]	4.13%	2.38%	2.01%	1.96%	1.65%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.88%[c]	0.85%	0.86%	0.95%	1.00%	1.10%
Ratio of net investment income to average net assets	2.12%[c]	4.08%	2.34%	1.92%	1.95%	1.56%
Portfolio turnover rate	25%	161%	56%	59%	73%	99%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 82 for all footnotes.

78

APPENDIX B

STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Structured International Equity
	Flex Fund—Institutional Shares
	Period Ended October 31,
	2008	2007	2006*
Net asset value, beginning of period	$13.15	$10.69	$10.00

Income (loss) from investment operations
Net investment income[a]	0.19	0.38	0.02
Net realized and unrealized gain (loss)	(6.40)	2.11	0.67

Total from investment operations	(6.21)	2.49	0.69

Distributions to shareholders
From net investment income	(0.24)	—	—
From net realized gains	(0.03)	(0.03)	—

Total distributions	(0.27)	(0.03)	—

Net asset value, end of period	$6.67	$13.15	$10.69

Total return[b]	(48.09)%	23.31%	6.90%
Net assets, end of period (in 000s)	$29,194	$143,867	$23,212
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%[c]
Ratio of net investment income to average net assets	1.77%	3.15%	0.82%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.42%	1.50%	4.48%[c]
Ratio of net investment (loss) to average net assets	1.55%	2.85%	(2.46)%[c]
Portfolio turnover rate	122%	75%	11%

* The Fund commenced operations on July 31, 2006.
See page 82 for all footnotes.

79

STRUCTURED INTERNATIONAL SMALL CAP FUND

	Structured International Small
	Cap Fund—Institutional Shares
	For the Period Ended October 31,
	2008	2007*
Net asset value, beginning of period	$10.47	$10.00

Income (loss) from investment operations
Net investment income[a]	0.23 [d]	— [e]
Net realized and unrealized gain (loss)	(5.71)	0.47

Total from investment operations	(5.48)	0.47

Distributions to shareholders
From net investment income	(0.03)	—

Net asset value, end of period	$4.96	$10.47

Total return[b]	(52.37)%	4.70%
Net assets, end of period (in 000s)	$67,625	$143,817
Ratio of net expenses to average net assets	0.90%	0.90%[c]
Ratio of net investment income to average net assets	2.83%[d]	0.09%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.30%	1.50%[c]
Ratio of net investment income to average net assets	2.43%[d]	(0.51)%[c]
Portfolio turnover rate	117%	4%

* The Fund commenced operations on September 28, 2007.
See page 82 for all footnotes.

80

APPENDIX B

STRUCTURED EMERGING MARKETS EQUITY FUND

	Structured Emerging Markets
	Equity Fund—Institutional Shares
	For the Period Ended October 31,
	2008	2007*
Net asset value, beginning of period	$11.04	$10.00

Income (loss) from investment operations
Net investment income[a]	0.18 [f]	— [e]
Net realized and unrealized gain (loss)	(6.65)	1.04

Total from investment operations	(6.47)	1.04

Distributions to shareholders
From net investment income	(0.05)	—
From net realized gains	(0.05)	—

Total distributions	(0.10)	—

Net asset value end of period	$4.47	$11.04

Total return[b]	(59.01)%	10.40%
Net assets, end of period (in 000s)	$156,248	$97,302
Ratio of net expenses to average net assets	1.05%	1.05%[c]
Ratio of net investment income (loss) to average net assets	2.28%[f]	0.58%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.49%	2.39%[c]
Ratio of net investment loss to average net assets	1.84%[f]	(0.76)%[c]
Portfolio turnover rate	190%	16%

* The Fund commenced operations on October 5, 2007.
See page 82 for all footnotes.

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Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Annualized.

d	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

e	Amount is less than $0.005 per share.

f	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.

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Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Structured International Equity Fund
	5	Goldman Sachs Structured International Equity Flex Fund
	8	Goldman Sachs Structured International Small Cap Fund
	10	Goldman Sachs Structured Emerging Markets Equity Fund

12	Other Investment Practices and Securities

15	Principal Risks of the Funds

22	Fund Performance

27	Fund Fees and Expenses

30	Service Providers

36	Dividends

37	Shareholder Guide
	37	How To Buy Shares
	44	How To Sell Shares

53	Taxation

56	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

78	Appendix B Financial Highlights

Structured International Equity Funds
Prospectus (Institutional Shares)

     FOR MORE INFORMATION

Annual/Semiannual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Structured International Equity Fund’s fiscal year end has changed from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semiannual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

STINTPROINS

Prospectus	Class A, B and C Shares February 27, 2009

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.
■ Goldman Sachs Concentrated International Equity Fund ■ Goldman Sachs Strategic International Equity Fund ■ Goldman Sachs International Small Cap Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Concentrated International Equity, Strategic International Equity and International Small Cap Funds (each, a “Fund,” and collectively the “Funds”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

     FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

GSAMI’s Fundamental International Equity Philosophy:

	Belief	How the Investment Adviser Acts on This Belief
■	Excess returns can be generated by conducting thorough fundamental research and selecting stocks on a bottom-up basis	Seeks to generate excess returns through an intensive research culture and a strong commitment to on-the-ground research resources around the world.
■	A team-based approach enriches debate and enhances the quality of investment decisions	Conducts proprietary bottom-up research in a team-orientated regional structure with frequent, open communication and frontline decision-making.
■	Focused and differentiated portfolios provide the greatest potential to generate excess returns	Builds portfolios that are reflective of the team’s best investment ideas so that the majority of excess returns are driven by stock selection.

Goldman Sachs Asset Management’s Fundamental International Equity team’s investment philosophy is grounded in the belief that we can achieve a competitive edge through selecting stocks on a bottom-up basis with local expertise whilst being opportunistic investors. We seek to discover a broad range of investment ideas whilst being flexible, nimble, contrarian and avoiding complacency. We believe a company’s prospective ability to generate high returns on invested capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

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The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. Proprietary, bottom-up research is the key driver of the investment process and the Investment Advisor seeks to generate the majority of excess returns through stock selection.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

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Fund Investment Objectives
and Strategies

Goldman Sachs
Concentrated International Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation
Benchmark:	MSCI® EAFE® Index (unhedged)
Investment Focus:	Concentrated portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States
Investment Style:	Active International
Symbols:	Class A: GSIFX; Class B: GSEBX; Class C: GSICX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* Under normal circumstances, the Fund intends to invest in companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the MSCI® EAFE® Index (unhedged) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2008, the capitalization range of the MSCI® EAFE® Index (unhedged) was between $2 million and $149.7 billion. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in up to approximately 60 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

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Goldman Sachs
Concentrated International Equity Fund continued

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Strategic International Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbols:	Class A: GSAKX; Class B: GSBKX; Class C: GSCKX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its Net Assets in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States*. The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs
Strategic International Equity Fund continued

securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European countries.

Other. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
International Small Cap Fund

FUND FACTS
Objective:	Long-term capital appreciation
Benchmark:	S&P Developed Ex-U.S. Small Cap Index
Investment Focus:	Small-cap foreign equity investments
Investment Style:	Active International
Symbols:	Class A: GISAX; Class B: GISBX; Class C: GISCX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of small-cap companies around the world, outside the U.S.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in non-U.S. small-cap companies.* These are companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the S&P Developed Ex-U.S. Small Cap Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2008, the capitalization range of the S&P Developed Ex-U.S. Small Cap Index was between $3 million and $10.6 billion; and

■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

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Goldman Sachs
International Small Cap Fund continued

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range of companies constituting the S&P Developed Ex-U.S. Small Cap Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices
and Securities

The table below and on the following page identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Concentrated	Strategic
of the Fund	International	International	International
— Not permitted	Equity	Equity	Small Cap
	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•
Currency Swaps*	•	•	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	•	•	•
Index Swaps*	•	•	•
Foreign Currency Transactions	•	•	•
Futures Contracts and Options on Futures Contracts (including index futures)	•	•	•
Investment Company Securities (including exchange-traded funds)**	10	10	10
Options on Foreign Currencies[1]	•	•	•
Options on Securities and Securities Indices[2]	•	•	•
Repurchase Agreements	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25
Unseasoned Companies	•	•	•
Initial Public Offerings (“IPOs”)	•	•	•
Preferred Stock, Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Funds may purchase and sell call and put options on foreign currencies.

[2]	The Funds may sell covered call and put options and purchase call and put options in securities and securities indices.

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10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Concentrated	Strategic
of the Fund	International	International	International
— Not permitted	Equity	Equity	Small Cap
	Fund	Fund	Fund
Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities[1]	•	•	•

Bank Obligations[1,2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations[1]	•	•	•

Equity Investments	80+	80+	80+

Emerging Country Securities	•	•	•

Fixed Income Securities[3]	20	20	20

Foreign Securities	•	•	•

Foreign Government Securities[1]	•	•	•

Non-Investment Grade Fixed Income Securities[1,4]	•	•	•

Real Estate Investment Trusts	•	•	•

Structured Securities (which may include equity linked notes)*	•	•	•

Temporary Investments	35	35	100

U.S. Government Securities[1]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[1]	Limited by the amount the Fund invests in fixed income securities.

[2]	Issued by U.S. or foreign banks.

[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

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Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Concentrated	Strategic
• Applicable	International	International	International
— Not applicable	Equity	Equity	Small Cap
Liquidity	•	•	•
Market	•	•	•
NAV	•	•	•
Credit/Default	•	•	•
Foreign	•	•	•
Emerging Countries	•	•	•
Stock	•	•	•
Derivatives	•	•	•
Management	•	•	•
Interest Rate	•	•	•
Investment Style	•	•	•
Geographic	•	•	•
Mid Cap and Small Cap	•	•	•
Initial Public Offering	•	•	•
Issuer Concentration Risk	•	—	—

All Funds:

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

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Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, a Fund may be forced to sell securities, at an unfavorable time and conditions.
Funds that invest in non-investment grade fixed income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date the Funds have not historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, such Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings even if doing so may have a negative impact on remaining shareholders.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact a Fund’s net asset value (“NAV”). These shareholders may include, for example, institutional investors, fund-of-funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

■	NAV Risk—The risk that the NAV of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of

12

PRINCIPAL RISKS OF THE FUNDS

exchange controls, confiscations and other government restrictions or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, Asian and Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Stock Risk—The risk that stock prices historically rise and fall in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, that is the risk that the other party in the transaction will not fulfill its contractual obligation.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth

13

stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of the Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The Funds may invest in IPO shares. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on a Fund’s performance probably will decline, which could reduce the Fund’s performance.

Specific Fund:

■	Issuer Concentration Risk—Under normal circumstances, the Concentrated International Equity Fund intends to invest in up to approximately 60 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

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PRINCIPAL RISKS OF THE FUNDS

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Strategic International Equity Fund previously operated as the AXA Enterprise International Growth Fund, a series of the AXA Enterprise Funds Trust (the “Predecessor Fund”). The Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust on June 25, 2007. Performance of the Predecessor Fund is not shown because as part of the reorganization the Predecessor Fund changed its investment adviser to GSAMI.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

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FUND PERFORMANCE

Average Annual Total Returns After Taxes on Distributions and Sale of Shares Fund. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

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Concentrated International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q4 ’99 +21.70% Worst Quarter* Q3 ’08 –22.05%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 12/1/92)
Returns Before Taxes	–48.70%	–2.99%	–2.08%	2.97%
Returns After Taxes on Distributions**	–49.29%	–3.33%	–2.90%	1.91%
Returns After Taxes on Distributions and Sale of Fund Shares**	–31.22%	–2.49%	–1.89%	2.19%
MSCI® EAFE® Index (unhedged)***	–42.97%	2.10%	1.17%	5.49%

Class B (Inception 5/1/96)
Returns Before Taxes	–48.84%	–3.01%	–2.13%	0.33%
MSCI® EAFE® Index (unhedged)***	–42.97%	2.10%	1.17%	2.60%

Class C (Inception 8/15/97)
Returns Before Taxes	–46.69%	–2.62%	–2.13%	–1.28%
MSCI® EAFE® Index (unhedged)***	–42.97%	2.10%	1.17%	2.03%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

18

FUND PERFORMANCE

Strategic International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’08 –1.80% Worst Quarter* Q3 ’08 –22.26%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class A (Inception 6/25/07)
Returns Before Taxes	–49.47%	–34.03%
Returns After Taxes on Distributions**	–49.76%	–36.84%
Returns After Taxes on Distributions and Sale of Fund Shares**	–31.68%	–26.84%
MSCI® EAFE® Index (unhedged)***	–42.97%	–30.42%

Class B (Inception 6/25/07)
Returns Before Taxes	–49.57%	–33.86%
MSCI® EAFE® Index (unhedged)***	–42.97%	–30.42%

Class C (Inception 6/25/07)
Returns Before Taxes	–47.49%	–32.06%
MSCI® EAFE® Index (unhedged)***	–42.97%	–30.42%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

19

International Small Cap Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’03 +22.46% Worst Quarter* Q3 ’08 –23.16%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 5/1/98)
Returns Before Taxes	–52.29%	–2.26%	0.54%	0.89%
Returns After Taxes on Distributions**	–52.87%	–2.63%	0.03%	0.40%
Returns After Taxes on Distributions and Sale of Fund Shares**	–33.60%	–1.87%	0.35%	0.65%
S&P Developed Ex-U.S. Small Cap Index***	–47.58%	2.69%	4.27%	3.50%

Class B (Inception 5/1/98)
Returns Before Taxes	–52.38%	–2.26%	0.49%	0.83%
S&P Developed Ex-U.S. Small Cap Index***	–47.58%	2.69%	4.27%	3.50%

Class C (Inception 5/1/98)
Returns Before Taxes	–50.38%	–1.85%	0.48%	0.82%
S&P Developed Ex-U.S. Small Cap Index***	–47.58%	2.69%	4.27%	3.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Effective October 1, 2008, the Goldman Sachs International Small Cap Fund’s benchmark name changed from the S&P/Citigroup EMI World ex-U.S. Index to the S&P Developed Ex-U.S. Small Cap Index. In addition, S&P changed the methodology to calculate the index. The S&P Developed Ex-U.S. Small Cap Index covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

20

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

	Concentrated International
	Equity Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.30%		0.30%		0.30%

Total Fund Operating Expenses*	1.55%		2.30%		2.30%

See pages 24-25 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Concentrated International
	Equity Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.54%	2.29%	2.29%

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Fund Fees and Expenses continued

	Strategic International Equity Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.68%		0.68%		0.68%

Total Fund Operating Expenses*	1.78%		2.53%		2.53%

See pages 24-25 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current fee waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Strategic International Equity Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.35%	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	1.45%	2.20%	2.20%

22

FUND FEES AND EXPENSES

	International Small Cap Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.10%		1.10%		1.10%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.43%		0.43%		0.43%

Total Fund Operating Expenses*	1.78%		2.53%		2.53%

See pages 24-25 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current fee waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	International Small Cap Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.60%	2.35%	2.35%

23

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, as described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A contingent deferred sales charge (“CDSC”) of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.

[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.

[3]	A CDSC is imposed on Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.

[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[5]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[6]	The Concentrated International Equity Fund’s annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2008. The International Small Cap and Strategic International Equity Funds’ annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal year ending October 31, 2009. Effective September 1, 2008, the Concentrated International Equity and International Small Cap Funds changed their fiscal year end from August 31 to October 31.

[7]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily Net
Fund	Annual Rate	Assets
Concentrated International Equity	1.00%	First $1 Billion
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion+
	0.84%	Next $3 Billion+
	0.82%	Over $8 Billion+

Strategic International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

International Small Cap	1.10%	First $2 Billion
	0.99%	Next $3 Billion+
	0.94%	Next $3 Billion+
	0.92%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rates have been effective since July 1, 2008.

[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

24

FUND FEES AND EXPENSES

Other
Fund	Expenses
Concentrated International Equity	0.104%
Strategic International Equity	0.164%
International Small Cap	0.064%

These expense limitations may be modified or terminated at any time at the option of the Investment Adviser.

25

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your Class A, B or C Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Concentrated International Equity
Class A Shares	$699	$1,013	$1,348	$2,294
Class B Shares
– Assuming complete redemption at end of period	$733	$1,018	$1,430	$2,448
– Assuming no redemption	$233	$718	$1,230	$2,448
Class C Shares
– Assuming complete redemption at end of period	$333	$718	$1,230	$2,636
– Assuming no redemption	$233	$718	$1,230	$2,636

Strategic International Equity
Class A Shares	$721	$1,079	$1,461	$2,529
Class B Shares
– Assuming complete redemption at end of period	$756	$1,088	$1,545	$2,682
– Assuming no redemption	$256	$788	$1,345	$2,682
Class C Shares
– Assuming complete redemption at end of period	$356	$788	$1,345	$2,866
– Assuming no redemption	$256	$788	$1,345	$2,866

International Small Cap
Class A Shares	$721	$1,079	$1,461	$2,529
Class B Shares
– Assuming complete redemption at end of period	$756	$1,088	$1,545	$2,682
– Assuming no redemption	$256	$788	$1,345	$2,682
Class C Shares
– Assuming complete redemption at end of period	$356	$788	$1,345	$2,866
– Assuming no redemption	$256	$788	$1,345	$2,866

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

26

FUND FEES AND EXPENSES

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the SAI.

27

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Concentrated International Equity Strategic International Equity International Small Cap

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, Goldman Sachs Asset Management, L.P. (“GSAM”), including its investment advisory affiliates, one of which is GSAMI, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

28

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund’s average daily net assets) listed below:

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Concentrated International Equity	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion+
	0.84%	Next $3 Billion+
	0.82%	Over $8 Billion+

Strategic International Equity	0.85%	First $1 Billion	0.85%
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

International Small Cap	1.10%	First $2 Billion	1.10%
	0.99%	Next $3 Billion+
	0.94%	Next $3 Billion+
	0.92%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management fee rate have been effective since July 1, 2008.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary expense limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Concentrated International Equity and International Small Cap Funds in 2008 is available in the Funds’ annual report dated August 31, 2008. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Strategic International Equity Fund is available in the Fund’s annual report dated October 31, 2008.

29

     FUND MANAGERS

Fundamental International Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director, Chief Investment Officer, Global Equity, Co-Chief Investment Officer, Value Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Global Head of Fundamental Equity in 2007 and Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Edward Perkin, CFA Managing Director, Head of European Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Mr. Perkin joined the Investment Adviser as a research analyst in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Investment Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

30

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Aidan Farrell Executive Director, Head of Small Cap Equity	Portfolio Manager— International Small Cap	Since 2008	Mr. Farrell joined the Investment Adviser as a portfolio manager in June 2008. He is primarily responsible for international small cap stocks. Prior to joining the Investment Adviser, Mr. Farrell was an analyst and portfolio manager at Insight Investment from 1997 to 2008.

Hiroyuki Ito Vice President, Japan Equity	Portfolio Manager— International Small Cap	Since 2008	Mr. Ito joined the Investment Adviser’s Japan Equity team in October 2005. Prior to joining the Investment Adviser, from 2000 to 2005, Mr. Ito worked as Chief Portfolio Manager managing Japanese large cap equity institutional separate accounts and mutual funds at DLIBJ Asset Management, a member of Mizuho Financial Group.

David Townshend Managing Director, Head of Japan Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Mr. Townshend serves as Head of Japan Fundamental Equity. In 2001, after spending nine years on Goldman, Sachs & Co.’s European Banks team, Mr. Townshend joined the Investment Adviser as co-head of UK/European Financials team. In 2005, Mr. Townshend was named Head of Japan Equity.

Eileen Rominger serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team. As CIO, Ms. Rominger oversees all portfolio management and investment research activities. Each portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

31

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment

32

SERVICE PROVIDERS

Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

33

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Distributions from net investment income and net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

34

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

     HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through certain brokers, registered investment advisers and other financial institutions (“Authorized Dealers”).

In order to make an initial investment in a Fund, you must furnish to your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to your Authorized Dealer:
Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Is My Minimum Investment In The Funds?
For each of your accounts, the following minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UTMA/UGMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

35

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates and any trustee or officer of the Goldman Sachs Trust (the “Trust”).

The minimum investment requirement may also be waived for certain mutual fund “wrap” programs at the discretion of the officers of the Trust. No minimum amount is required for additional investments by such accounts.

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

	Class A	Class B	Class C
Maximum Amount You Can Buy In The Aggregate Across All Goldman Sachs Funds	No limit	$100,000*	$1,000,000*

Initial Sales Charge	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%	None	None

CDSC	1% on certain investments of $1 million or more if you sell within 18 months after the end of the month in which the purchase was made	6 year declining CDSC with a maximum of 5%	1% if shares are redeemed within 12 months of purchase

Conversion Feature	None	Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is after 8 years after the purchase date	None

*	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in additional purchases if the current market value of all its Goldman Sachs Fund shares owned and/or purchased is equal to or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to,

36

SHAREHOLDER GUIDE

prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.

■	Authorized Dealers and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to

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compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.

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■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs or redemption fees) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

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The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

“Fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Funds, the Funds will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

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Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

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     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

			Sales Charge		Maximum Dealer
	Sales Charge as		as Percentage		Allowance as
Amount of Purchase	Percentage of		of Net Amount		Percentage of
(including sales charge, if any)	Offering Price		Invested		Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

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You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Dealer or other financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Dealer or other financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Dealer or other financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Dealer or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that if the Funds’ Transfer Agent is properly notified under the section “How Can The Sales Charge On Class A Shares Be Reduced? — Right of Accumulation” described below, the “Amount of Purchase” in the preceding chart will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

You should also note that if through your Authorized Dealer you provide the Transfer Agent with a signed written Statement of Intention to invest (not counting reinvestments of dividends or distributions) in the aggregate, within a 13-month period, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds,

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any investments you make during the 13 months will be treated as though the quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the SAI, information about sales charge discounts is available from your Authorized Dealer or other financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including

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SHAREHOLDER GUIDE

governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;

■	Shareholders receiving distributions from a qualified Employee Benefit Plan of amounts invested in the Goldman Sachs Funds and reinvesting such amounts in a Goldman Sachs IRA;

■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Dealer and the Funds if you no longer are eligible for the exemption.

A Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Dealer. You may be charged a fee by your Authorized Dealer.

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 How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Dealer at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records. The SAI has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. The SAI has more information about the Statement of Intention, which you should read carefully.

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     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds (other than the BRIC Fund and the Concentrated Emerging Markets Equity Fund) at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

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result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

     A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;
■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or
■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other Employee Benefit Plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Dealer to discuss which share class option is right for you.

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■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to purchases of Class B Shares across all Goldman Sachs Funds.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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     HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Dealer. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Dealer to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with your Authorized Dealer. In the alternative, your Authorized Dealer may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Dealer in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	A request is made in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

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In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.

■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Dealer or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Dealer. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act.

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Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.

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■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained under Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an Intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee

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SHAREHOLDER GUIDE

on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. Please contact your Authorized Dealer or financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Dealers (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Dealers may set times by which they must receive redemption requests. These Authorized Dealers may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.
■	Charge a fee in the event a redemption is made via wire transfer.

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The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to certain Goldman Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon

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60 days written notice. You should contact your Authorized Dealer to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Dealer.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the

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exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

■	You should obtain and read the prospectus of the Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

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SHAREHOLDER GUIDE

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A, Class B and Class C Shares.

■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date of either the 3rd or 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” (i.e., through your Authorized Dealer), you will receive this information from your Authorized Dealer.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Dealer, please contact the Authorized Dealer to revoke your consent.

The Funds do not generally provide sub-accounting services.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to

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Goldman Sachs and Authorized Dealers. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

     PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

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In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide — How To Sell Shares — What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide — How To Buy Shares — How Are Shares Priced?”

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Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the

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implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

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TAXATION

are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividend-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. It is not anticipated that any significant percentage of the Funds’ dividends paid will be eligible for dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include

68

APPENDIX A

“unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies

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for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the

70

APPENDIX A

issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe, the Middle East and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

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civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop

72

APPENDIX A

in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend

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expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity

74

APPENDIX A

and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain private investments in public equity (“PIPEs”)
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as

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reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in

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APPENDIX A

such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash Equivalents
■	Certain exchange-traded funds

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When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs beyond these limits.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange

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APPENDIX A

necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may also invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies (including ETFs), in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

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APPENDIX A

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other

81

types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage- or asset-Backed Securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO

82

APPENDIX A

that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities

83

present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the credit worthiness of the issuers and market conditions impacting asset-backed securities more generally.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual

84

APPENDIX A

obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”) and equity linked notes. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a

85

REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a

86

APPENDIX A

specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Investment Company Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and

87

options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. A Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and

88

APPENDIX A

yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees.

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To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Except as noted below, information for each Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in such Fund’s annual report (available upon request).

The financial highlights information for the Strategic International Equity Fund includes the financial history of the Class A, B and C Shares of the AXA Enterprise International Growth Fund of AXA Enterprise Funds Trust (the “Predecessor Fund”), which was reorganized into the Strategic International Equity Fund on June 25, 2007. The information for the period June 25, 2007 through October 31, 2007 and the fiscal year ended October 31, 2008 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in its annual report and is available upon request. The information for the Predecessor Fund for the fiscal years ended October 31, 2006 and 2005, the fiscal period ended October 31, 2004 and the fiscal year ended December 31, 2003 has been audited by the Predecessor Fund’s independent registered public accounting firm.

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CONCENTRATED INTERNATIONAL EQUITY FUND

	Concentrated International Equity Fund—Class A Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.40	$24.04	$21.05	$17.78	$14.73	$13.41

Income from investment operations
Net investment income[a]	— [c]	0.44 [f]	0.24	0.23	0.09	0.03
Net realized and unrealized gain (loss)	(6.22)	(4.80)	2.91	3.19	3.30	1.95

Total from investment operations	(6.22)	(4.36)	3.15	3.42	3.39	1.98

Distributions to shareholders
From net investment income	—	(0.28)	(0.16)	(0.15)	(0.34)	(0.66)

Net asset value, end of period	$13.18	$19.40	$24.04	$21.05	$17.78	$14.73

Total return[b]	(32.11)%	(18.37)%[g]	15.03%	19.26%	23.26%	14.88%
Net assets, end of period (in 000s)	$187,435	$297,558	$400,976	$390,054	$308,447	$301,190
Ratio of net expenses to average net assets	1.54%[e]	1.54%	1.55%	1.54%	1.54%	1.74%
Ratio of net investment income to average net assets	0.02%[e]	1.92%[f]	1.02%	1.15%	0.53%	0.17%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.72%[e]	1.55%	1.55%	1.58%	1.60%	1.81%
Ratio of net investment income (loss) to average net assets	(0.16)%[e]	1.91%[f]	1.02%	1.11%	0.47%	0.10%
Portfolio turnover rate	21%	178%	97%	59%	49%	78%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 101 for all footnotes.

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APPENDIX B

	Concentrated International Equity Fund—Class B Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.75	$23.19	$20.32	$17.16	$14.26	$13.02

Income (loss) from investment operations
Net investment income (loss)[a]	(0.02)	0.21 [f]	0.05	0.05	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(6.01)	(4.62)	2.82	3.11	3.20	1.90

Total from investment operations	(6.03)	(4.41)	2.87	3.16	3.16	1.84

Distributions to shareholders
From net investment income	—	(0.03)	—	—	(0.26)	(0.60)

Net asset value, end of period	$12.72	$18.75	$23.19	$20.32	$17.16	$14.26

Total return[b]	(32.16)%	(19.01)%[g]	14.12%	18.41%	22.36%	14.23%
Net assets, end of period (in 000s)	$3,686	$6,424	$12,534	$14,576	$16,554	$23,515
Ratio of net expenses to average net assets	2.29%[e]	2.29%	2.30%	2.29%	2.29%	2.29%
Ratio of net investment income (loss) to average net assets	(0.74)%[e]	0.96%[f]	0.22%	0.24%	(0.27)%	(0.39)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.47%[e]	2.30%	2.30%	2.33%	2.35%	2.36%
Ratio of net investment income (loss) to average net assets	(0.92)%[e]	0.95%[f]	0.22%	0.20%	(0.33)%	(0.46)%
Portfolio turnover rate	21%	178%	97%	59%	49%	78%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 101 for all footnotes.

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	Concentrated International Equity Fund—Class C Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.28	$22.68	$19.90	$16.84	$14.03	$12.83

Income (loss) from investment operations
Net investment income (loss)[a]	(0.02)	0.26 [f]	0.10	0.07	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(5.86)	(4.54)	2.71	3.03	3.13	1.86

Total from investment operations	(5.88)	(4.28)	2.81	3.10	3.10	1.81

Distributions to shareholders
From net investment income	—	(0.12)	(0.03)	(0.04)	(0.29)	(0.61)

Net asset value, end of period	$12.40	$18.28	$22.68	$19.90	$16.84	$14.03

Total return[b]	(32.17)%	(18.97)%[g]	14.12%	18.44%	22.31%	14.26%
Net assets, end of period (in 000s)	$14,057	$21,480	$29,244	$22,982	$17,770	$15,643
Ratio of net expenses to average net assets	2.29%[e]	2.29%	2.30%	2.29%	2.29%	2.29%
Ratio of net investment income (loss) to average net assets	(0.74)%[e]	1.18%[f]	0.43%	0.40%	(0.21)%	(0.36)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.47%[e]	2.30%	2.30%	2.33%	2.35%	2.36%
Ratio of net investment income (loss) to average net assets	(0.92)%[e]	1.17%[f]	0.43%	0.36%	(0.27)%	(0.43)%
Portfolio turnover rate	21%	178%	97%	59%	49%	78%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 101 for all footnotes.

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APPENDIX B

STRATEGIC INTERNATIONAL EQUITY FUND

	Strategic International Equity Fund—Class A Shares
					For the	For the
	For the Years Ended				Period Ended	Year Ended
	October 31,				October 31,	December 31,
	2008	2007	2006	2005	2004	2003
Net asset value, beginning of period	$27.90	$18.93	$15.24	$12.86	$13.39	$10.30

Income (loss) from investment operations
Net investment income (loss)[a]	0.28 [f]	(0.02)	(0.01)	0.04	0.01	0.01
Net realized and unrealized gain (loss)	(9.43)	8.99	3.77	2.36	(0.54)	3.08 [d]

Total from investment operations	(9.15)	8.97	3.76	2.40	(0.53)	3.09

Distributions to shareholders
From net investment income	—	—	(0.07)	(0.02)	—	—
From net realized gain	(9.74)	—	—	—	—	—

Total distributions	(9.74)	—	(0.07)	(0.02)	—	—

Net asset value, end of period	$9.01	$27.90	$18.93	$15.24	$12.86	$13.39

Total return[b]	(49.64)%[g]	49.69%	24.79%	18.59%	(3.96)%	30.00%
Net assets, end of period (000’s)	$38,194	$101,641	$87,839	$35,599	$32,757	$30,444
Ratio of net expenses to average net assets	1.40%	1.69%	1.75%	1.74%	1.85%[e]	1.85%
Ratio of net expenses (not including fees paid indirectly)	1.40%	1.71%	1.85%	1.85%	1.85%[e]	1.85%
Ratio of net investment income (loss) to average net assets	1.80%[f]	(0.09)%	(0.04)%	0.25%	0.05%[e]	0.06%
Ratio of net investment income (loss) (not including fees paid indirectly)	1.80%[f]	(0.11)%	(0.15)%	0.14%	0.05%[e]	0.06%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.73%	1.85%	1.85%	2.19%	1.88%[e]	1.95%
Ratio of net investment income (loss) to average net assets	1.47%[f]	(0.25)%	(0.15)%	(0.20)%	0.02%[e]	(0.04)%
Portfolio turnover rate	108%	135%	74%	136%	115%	56%

See page 101 for all footnotes.

95

	Strategic International Equity Fund—Class B Shares
					For the	For the
	For the Years Ended				Period Ended	Year Ended
	October 31,				October 31,	December 31,
	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$26.18	$17.88	$14.40	$12.23	$12.78	$9.89

Income (loss) from investment operations
Net investment income (loss)[a]	0.15 [f]	(0.15)	(0.10)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	(8.51)	8.45	3.58	2.23	(0.50)	2.94 [d]

Total from investment operations	(8.36)	8.30	3.48	2.19	(0.55)	2.89

Distributions to shareholders
From net investment income	—	—	—	(0.02)	—	—
From net realized gain	(9.74)	—	—	—	—	—

Total distributions	(9.74)	—	—	(0.02)	—	—

Net asset value, end of period	$8.08	$26.18	$17.88	$14.40	$12.23	$12.78

Total return[b]	(50.09)%[g]	48.67%	24.17%	17.91%	(4.30)%	29.22%
Net assets, end of period (000’s)	$10,697	$31,881	$27,959	$19,327	$18,181	$21,726
Ratio of net expenses to average net assets	2.15%	2.31%	2.30%	2.29%	2.40%[e]	2.40%
Ratio of net expenses (not including fees paid indirectly)	2.15%	2.33%	2.40%	2.40%	2.40%[e]	2.40%
Ratio of net investment income (loss) to average net assets	1.01%[f]	(0.69)%	(0.56)%	(0.30)%	(0.45)%[e]	(0.49)%
Ratio of net investment income (loss) (not including fees paid indirectly)	1.01%[f]	(0.71)%	(0.70)%	(0.41)%	(0.45)%[e]	(0.49)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.48%	2.48%	2.40%	2.74%	2.43%[e]	2.50%
Ratio of investment income (loss) to average net assets	0.68%[f]	(0.86)%	(0.72)%	(0.75)%	(0.48)%[e]	(0.59)%
Portfolio turnover rate	108%	135%	74%	136%	115%	56%

See page 101 for all footnotes.

96

APPENDIX B

	Strategic International Equity Fund—Class C Shares
					For the	For the
	For the Years Ended				Period Ended	Year Ended
	October 31,				October 31,	December 31,
	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$26.35	$17.99	$14.50	$12.31	$12.88	$9.97

Income (loss) from investment operations
Net investment income (loss)[a]	0.14 [f]	(0.15)	(0.10)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	(8.58)	8.51	3.59	2.25	(0.52)	2.96 [d]

Total from investment operations	(8.44)	8.36	3.49	2.21	(0.57)	2.91

Distributions to shareholders
From net investment income	—	—	—	(0.02)	—	—
From net realized gain	(9.74)	—	—	—	—	—

Total distributions	(9.74)	—	—	(0.02)	—	—

Net asset value, end of period	$8.17	$26.35	$17.99	$14.50	$12.31	$12.88

Total return[b]	(50.00)%[g]	48.70%	24.07%	17.96%	(4.43)%	29.19%
Net assets, end of period (000’s)	$10,577	$34,984	$37,889	$10,091	$8,796	$8,718
Ratio of net expenses to average net assets	2.15%	2.31%	2.30%	2.29%	2.40%[e]	2.40%
Ratio of net expenses (not including fees paid indirectly)	2.15%	2.34%	2.40%	2.40%	2.40%[e]	2.40%
Ratio of net investment income (loss) to average net assets	1.00%[f]	(0.72)%	(0.58)%	(0.30)%	(0.45)%[e]	(0.51)%
Ratio of net investment income (loss) (not including fees paid indirectly)	1.00%[f]	(0.74)%	(0.68)%	(0.41)%	(0.45)%[e]	(0.51)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.48%	2.46%	2.40%	2.74%	2.43%[e]	2.50%
Ratio of net investment income (loss) to average net assets	0.67%[f]	(0.87)%	(0.68)%	(0.75)%	(0.48)%[e]	(0.61)%
Portfolio turnover rate	108%	135%	74%	136%	115%	56%

See page 101 for all footnotes.

97

INTERNATIONAL SMALL CAP FUND

	International Small Cap Fund—Class A Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.26	$21.18	$18.16	$15.83	$12.00	$9.22

Income from investment operations
Net investment income[a]	0.02	0.16 [f]	— [c]	0.02	0.03	0.08
Net realized and unrealized gain (loss)	(5.80)	(5.57)	3.21	2.41	3.88	2.71

Total from investment operations	(5.78)	(5.41)	3.21	2.43	3.91	2.79

Distributions to shareholders
From net investment income	—	(0.51)	(0.19)	(0.10)	(0.08)	(0.01)

Net asset value, end of period	$9.48	$15.26	$21.18	$18.16	$15.83	$12.00

Total return[b]	(37.88)%	(26.10)%[g]	17.73%	15.39%	32.70%	30.33%
Net assets, end of period (in 000s)	$21,650	$39,376	$105,435	$98,861	$64,169	$24,420
Ratio of net expenses to average net assets	1.60%[e]	1.64%	1.65%	1.64%	1.64%	1.85%
Ratio of net investment income (loss) to average net assets	0.99%[e]	0.85%[f]	(0.01)%	0.10%	0.17%	0.70%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.39%[e]	1.78%	1.77%	1.79%	1.95%	2.43%
Ratio of net investment income (loss) to average net assets	0.20%[e]	0.71%[f]	(0.13)%	(0.05)%	(0.14)%	0.12%
Portfolio turnover rate	24%	117%	88%	60%	67%	99%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 101 for all footnotes.

98

APPENDIX B

	International Small Cap Fund—Class B Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$14.70	$20.41	$17.47	$15.25	$11.65	$8.99

Income (loss) from investment operations
Net investment income (loss)[a]	— [c]	0.03 [f]	(0.15)	(0.13)	(0.09)	0.02
Net realized and unrealized gain (loss)	(5.58)	(5.39)	3.09	2.35	3.76	2.65

Total from investment operations	(5.58)	(5.36)	2.94	2.22	3.67	2.67

Distributions to shareholders
From net investment income	—	(0.35)	—	—	(0.07)	(0.01)

Net asset value, end of period	$9.12	$14.70	$20.41	$17.47	$15.25	$11.65

Total return[b]	(37.92)%	(26.69)%[g]	16.83%	14.56%	31.63%	29.66%
Net assets, end of period (in 000s)	$986	$1,862	$4,566	$4,615	$4,885	$3,362
Ratio of net expenses to average net assets	2.35%[e]	2.39%	2.40%	2.39%	2.39%	2.39%
Ratio of net investment income (loss) to average net assets	0.23%[e]	0.14%[f]	(0.74)%	(0.73)%	(0.64)%	0.17%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	3.14%[e]	2.53%	2.52%	2.54%	2.70%	2.97%
Ratio of net investment loss to average net assets	(0.56)%[e]	0.00%[f]	(0.86)%	(0.88)%	(0.95)%	(0.41)%
Portfolio turnover rate	24%	117%	88%	60%	67%	99%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 101 for all footnotes.

99

	International Small Cap Fund—Class C Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$14.60	$20.27	$17.40	$15.19	$11.64	$8.98

Income (loss) from investment operations
Net investment income (loss)[a]	— [c]	0.03 [f]	(0.15)	(0.11)	(0.09)	(0.01)
Net realized and unrealized gain (loss)	(5.54)	(5.35)	3.08	2.32	3.75	2.67

Total from investment operations	(5.54)	(5.32)	2.93	2.21	3.66	2.66

Distributions to shareholders
From net investment income	—	(0.35)	(0.06)	—	(0.11)	—

Net asset value, end of period	$9.06	$14.60	$20.27	$17.40	$15.19	$11.64

Total return[b]	(37.95)%	(26.65)%[g]	16.85%	14.55%	31.65%	29.62%
Net assets, end of period (in 000s)	$2,239	$3,950	$8,681	$8,314	$8,445	$5,918
Ratio of net expenses to average net assets	2.35%[e]	2.39%	2.40%	2.39%	2.39%	2.39%
Ratio of net investment income (loss) to average net assets	0.22%[e]	0.18%[f]	(0.77)%	(0.66)%	(0.63)%	(0.05)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	3.14%[e]	2.53%	2.52%	2.54%	2.70%	2.97%
Ratio of net investment income (loss) to average net assets	(0.57)%[e]	0.04%[f]	(0.89)%	(0.81)%	(0.94)%	(0.63)%
Portfolio turnover rate	24%	117%	88%	60%	67%	99%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 101 for all footnotes.

100

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Amount is less than $0.005 per share.

d	Includes redemption fees of $0.04, $0.07 and $0.07 for Class A, Class B and Class C Shares, respectively on the Strategic International Equity Fund.

e	Annualized.

f	Includes income recognized from a corporate action which amounted to $0.23, $0.08 and $0.08 per share and 0.98%, 0.56% and 0.41% of average net assets for the Concentrated International Equity, Strategic International Equity and International Small Cap Funds, respectively.

g	Total return reflects the impact of payments for class action settlements, amounting to $0.09, $0.02 and $0.01 per share, received during the year and recorded as an increase to capital by the Concentrated International Equity, Strategic International Equity and International Small Cap Funds, respectively.

Excluding such payments, the total return would have been:

Fund	Class A	Class B	Class C
Concentrated International Equity	(18.88)%	(19.52)%	(19.48)%
Strategic International Equity	(49.92)%	(50.39)%	(50.31)%
International Small Cap	(26.18)%	(26.77)%	(26.73)%

101

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Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Concentrated International Equity Fund
	5	Goldman Sachs Strategic International Equity Fund
	7	Goldman Sachs International Small Cap Fund
9	Other Investment Practices and Securities

11	Principal Risks of the Funds

16	Fund Performance

21	Fund Fees and Expenses

28	Service Providers

34	Dividends

35	Shareholder Guide
	35	How To Buy Shares
	50	How To Sell Shares

64	Taxation

67	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

91	Appendix B Financial Highlights

Fundamental International Equity Funds
Prospectus (Class A, B and C Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Concentrated International Equity and International Small Cap Funds’ fiscal year end has changed from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

00065772
EQINTPROABC

Prospectus	Class R and IR Shares February 27, 2009

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.
■ Goldman Sachs Strategic International Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Strategic International Equity Fund (the “Fund”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

     FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

GSAMI’s Fundamental International Equity Investment Philosophy:

	Belief	How the Investment Adviser Acts on This Belief
■	Excess returns can be generated by conducting thorough fundamental research and selecting stocks on a bottom-up basis	Seeks to generate excess returns through an intensive research culture and a strong commitment to on-the-ground research resources around the world.
■	A team-based approach enriches debate and enhances the quality of investment decisions	Conducts proprietary bottom-up research in a team-orientated regional structure with frequent, open communication and frontline decision-making.
■	Focused and differentiated portfolios provide the greatest potential to generate excess returns	Builds portfolios that are reflective of the team’s best investment ideas so that the majority of excess returns are driven by stock selection.

Goldman Sachs Asset Management’s Fundamental International Equity team’s investment philosophy is grounded in the belief that we can achieve a competitive edge through selecting stocks on a bottom-up basis with local expertise whilst being opportunistic investors. We seek to discover a broad range of investment ideas whilst being flexible, nimble, contrarian and avoiding complacency. We believe a company’s prospective ability to generate high returns on invested capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

The Investment Adviser attempts to manage risk in the Fund through disciplined portfolio construction and continual portfolio review and analysis. Proprietary, bottom-up research is the key driver of the investment process and the Investment Advisor seeks to generate the majority of excess returns through stock selection.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed.

1

Fund Investment Objective
and Strategies

Goldman Sachs
Strategic International Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbols:	Class R: GSRKX; Class IR: GSTKX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment.

*  To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

2

FUND INVESTMENT OBJECTIVE AND STRATEGIES

The Fund may allocate its assets among countries as determined by the Investment Adviser provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European countries.

Other. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

3

Other Investment Practices
and Securities

The table below and on the following page identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Strategic
limited only by the objective and strategies	International
of the Fund	Equity
Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Currency Swaps*	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Index Swaps*	•
Foreign Currency Transactions	•
Futures Contracts and Options on Futures Contracts (including index futures)	•
Investment Company Securities (including exchange traded funds)**	10
Options on Foreign Currencies[1]	•
Options on Securities and Securities Indices[2]	•
Unseasoned Companies	•
Preferred Stock, Warrants and Stock Purchase Rights	•
Repurchase Agreements	•
Securities Lending	33 1/3
Initial Public Offerings (“IPOs”)	•
Preferred Stock, Warrants and Stock Purchase Rights	•
Short Sales Against the Box	25
When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	This percentage limitation does not apply to the Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC example order or SEC exemptive rule.

[1]	The Fund may purchase and sell call and put options on foreign currencies.

[2]	The Fund may sell covered call and put options and purchase call and put options on securities and securities indices.

4

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Strategic
limited only by the objective and strategies	International
of the Fund	Equity
Fund
Investment Securities
American, European and Global Depositary Receipts	•
Asset-Backed and Mortgage-Backed Securities[1]	•
Bank Obligations[1,2]	•
Convertible Securities	•
Corporate Debt Obligations[1]	•
Equity Investments	80+
Emerging Country Securities	•
Fixed Income Securities[3]	20
Foreign Securities	•
Foreign Government Securities[1]	•
Non-Investment Grade Fixed Income Securities[1,4]	•
Real Estate Investment Trusts	•
Structured Securities (which may include equity linked notes)*	•
Temporary Investments	35
U.S. Government Securities[1]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[1]	Limited by the amount the Fund invests in fixed income securities.

[2]	Issued by U.S. or foreign banks.

[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

5

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Strategic
International
• Applicable	Equity
Liquidity	•
Market	•
NAV	•
Credit/Default	•
Foreign	•
Emerging Countries	•
Stock	•
Derivatives	•
Interest Rate	•
Management	•
Investment Style	•
Geographic	•
Mid Cap and Small Cap	•
Initial Public Offering (“IPO”)	•

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity Risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

6

PRINCIPAL RISKS OF THE FUND

Because the Fund may invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers it will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. Although the Fund reserves the right to meet redemption requests through in-kind distributions, to date the Fund has not historically paid redemptions in kind. While the Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, fund-of-funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

7

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Stock Risk—The risk that stock prices historically rise and fall in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

8

PRINCIPAL RISKS OF THE FUND

■	Geographic Risk—Concentration of the investments in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

9

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table on the following page provide an indication of the risks of investing in the Fund by showing: (a) the performance of the Fund’s Class R Shares (with respect to the bar chart); and (b) how the average annual total returns of the Fund’s Class R and IR Shares compare to those of a broad-based securities market index. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table on the following page assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     INFORMATION ON AFTER TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Class IR Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Class IR Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class IR Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on the Fund’s Class IR Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

10

FUND PERFORMANCE

Strategic International Equity Fund

TOTAL RETURN	CALENDAR YEAR (Class R Shares)
Best Quarter* Q2 ’08 –1.74% Worst Quarter* Q3 ’08 –22.23%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class R Shares (inception 11/30/07)
Returns	–46.70%	–45.08%
MSCI® EAFE® Index (unhedged)**	–42.97%	–41.57%

Class IR Shares (inception 11/30/07)
Returns Before Taxes	–46.41%	–44.80%
Returns After Taxes on Distributions***	–46.76%	–48.09%
Returns After Taxes on Distributions and Sale of Fund Shares***	–29.62%	–36.03%
MSCI® EAFE® Index (unhedged)**	–42.97%	–41.57%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

***	The after-tax returns are for Class IR Shares only. The returns for Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

11

Fund Fees and Expenses
(Class R and IR Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class R or Class IR Shares of the Fund.

	Strategic International Equity Fund
	Class R	Class IR
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees[1]	2.0%	2.0%
Exchange Fees	None	None

Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[4]*	0.68%	0.68%

Total Fund Operating Expenses*	2.03%	1.53%

See page 13 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current fee waivers expense limitations, are as set forth below. These fee waivers expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Strategic International Equity Fund
	Class R	Class IR
Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	None
Other Expenses[4]	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	1.70%	1.20%

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FUND FEES AND EXPENSES

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 days or less.

[2]	The Fund’s annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal year ending October 31, 2009.

[3]	The Investment Adviser is entitled to a management fee from the Fund at annual rates equal to the following percentages of the average daily net assets of the Fund:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Strategic International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rates have been effective since July 1, 2008.

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of the Fund’s Class R and IR Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.164% the Fund’s average daily net assets. This expense limitations may be modified or terminated at any time at the option of the Investment Adviser.

13

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in the Fund (without expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R or IR Shares of the Fund for the time periods indicated and then redeem all of your Class R or IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Strategic International Equity
Class R Shares	$206	$637	$1,093	$2,358

Class IR Shares	$156	$483	$834	$1,824

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class R and Class IR Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “What Should I Know About Purchasing Shares Through An Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the SAI.

14

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Strategic International Equity

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, Goldman Sachs Asset Management, L.P. (“GSAM”), including its investment advisory affiliates, one of which is GSAMI, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

15

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of the Fund’s average daily net assets) listed below:

Actual Rate for the
	Management Fee	Average Daily	Fiscal Year Ended
Fund:	Annual Rate	Net Assets	October 31, 2008
Strategic International Equity	0.85%	First $1 Billion	0.85%
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rates have been effective since July 1, 2008.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2008 is available in the Fund’s annual report dated October 31, 2008.

16

SERVICE PROVIDERS

     FUND MANAGERS

Fundamental International Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Chief Investment Officer, Global Equity Co-Chief Investment Officer, Value Equity	Portfolio Manager— Strategic International Equity	Since 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Global Head of Fundamental Equity in 2007 and Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Edward Perkin, CFA Managing Director Head of European Equity	Portfolio Manager— Strategic International Equity	Since 2008	Mr. Perkin joined the Investment Adviser as a research analyst in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Investment Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

17

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
David Townshend Managing Director, Head of Japan Equity	Portfolio Manager— Strategic International Equity	Since 2008	Mr. Townshend serves as Head of Japan Fundamental Equity. In 2001, after spending nine years on Goldman, Sachs & Co.’s European Banks team, Mr. Townshend joined the Investment Adviser as co-head of UK/European Financials team. In 2005, Mr. Townshend was named Head of Japan Equity.

Eileen Rominger serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team. As CIO, Ms. Rominger oversees all portfolio management and investment research activities. Each portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market

18

SERVICE PROVIDERS

maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. Goldman Sachs may restrict transactions for itself, but not for the Fund (or vice versa). The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

19

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions in accordance with applicable law.

20

Dividends

The Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Fund may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Dividends from net investment income and from net capital gains distributions are declared and paid annually by the Fund.

From time to time a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

21

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Class R and IR Shares.

     WHO CAN BUY CLASS R AND CLASS IR SHARES

Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Fund. Class R and Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”).

     HOW TO BUY, EXCHANGE AND SELL CLASS R AND CLASS IR SHARES

Retirement Plans generally may open an account and purchase Class R and/or Class IR Shares through certain brokers, banks, registered investment advisers, financial planners, Retirement Plan administrators (“Authorized Dealers”) and other financial intermediaries. Either Class R or Class IR Shares may not be available through certain Authorized Dealers. Additional Shares may be purchased through a Retirement Plan’s administrator or recordkeeper.

Information For Plan Participants
Retirement Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares. The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the Plan, how to elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the Plan, or change allocations among investment options. Participants in Eligible Fee-Based Programs should contact their program sponsors for more information. For additional information regarding purchases, see “What Should I Know About Purchasing Shares Through An Authorized Dealer?” in this Prospectus.

22

SHAREHOLDER GUIDE

What Should I Know About Purchasing Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

As the Class R and Class IR Shares of the Fund are held through an omnibus account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in an omnibus account to an account with another dealer involves special procedures and may require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Goldman Sachs Trust (the “Trust”) reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	The Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any applicable redemption fee in the case of redemption orders) next determined after such acceptance.

■	Authorized Dealers and other financial intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Fund and

23

other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

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SHAREHOLDER GUIDE

WHAT ELSE SHOULD I KNOW ABOUT CLASS R AND CLASS IR SHARE PURCHASES AND REDEMPTIONS?

The Trust reserves the right to:

■	Require an Authorized Dealer to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay when you buy Class R or Class IR Shares is the Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Class R or Class IR Shares is the Fund’s next determined NAV for a share class, with the redemption proceeds reduced by any applicable charges after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Board of Trustees.

In the event that the Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as

26

SHAREHOLDER GUIDE

reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits, or trading suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-526-7384.

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Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

How Do I Decide Whether To Buy Class R, IR or other Class Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Note: Authorized Dealers may receive different compensation for selling different Class Shares.

In addition to Class R and Class IR Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Should I Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

■	Authorized Dealers are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you. You should contact your Authorized Dealer to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, or in the event that the Fund is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.

■	Subject to applicable law, redeem shares in your retirement account in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from the redemption.

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SHAREHOLDER GUIDE

What Do I Need To Know About The Redemption Fee?
The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares involving transactions other than participant initiated exchanges from Retirement Plans. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.

■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.

■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

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■	Redemptions or exchanges of shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

Because Class R and Class IR Shares are held through omnibus arrangements monitored by Authorized Dealers and other intermediaries, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. Please contact your Authorized Dealer or other intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

■	Authorized Dealers are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Dealers may set times by which they must receive redemption requests. These Authorized Dealers may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, or in the event that the Fund is no longer an option in your Retirement Plan.

■	Subject to applicable law, redeem shares in your retirement account in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

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SHAREHOLDER GUIDE

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

CAN I EXCHANGE MY INVESTMENT FROM ONE GOLDMAN SACHS FUND TO ANOTHER GOLDMAN SACHS FUND?

You may exchange shares of a Goldman Sachs Fund at the NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain other Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Dealer to exchange shares of the Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer Class R and Class IR Shares.

■	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.

■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV.

■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Dealer.

■	Exchanges are available only in states where exchanges may be legally made.

■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.

■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

■	Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

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     SHAREHOLDER SERVICES

What Types Of Reports Will I Be Sent Regarding My Investment?

The types of Reports you will be receiving depends on the related arrangements in effect with respect to your Retirement Plan or Eligible Fee-Based Program.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class R Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Class R Shares bear distribution and service fees paid to Goldman Sachs and Authorized Dealers. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.50% of the Fund’s average daily net assets attributed to Class R Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class R Shares.

Goldman Sachs normally begins accruing the annual 0.50% distribution fee for the Class R Shares as an ongoing commission to Authorized Dealers immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

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SHAREHOLDER GUIDE

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Fund and certain other Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain other Goldman Sachs Funds) subject to certain exceptions. See “Shareholder Guide – How to Sell Shares – What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide – What Else Should I Know About Class R And Class IR Share Purchases And Redemptions? – How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the

33

Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Class R and Class IR Shares of the Fund are held through omnibus arrangements maintained by financial intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs, and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Fund’s market-timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market-timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances and certain of these intermediaries may charge the Fund a fee for providing certain, shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market-timing activities. In addition, those investors who engage in market-timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market-timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through a Retirement Plan or other tax-deferred account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Investors who invest through tax-deferred accounts, such as a Retirement Plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each Retirement Plan and plan participant should consult their tax advisers about investment through a tax-deferred account. Distributions received from the Fund by investors who do not invest through tax-deferred accounts are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate.

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A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividend-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate. It is not anticipated that any significant percentage of the Fund’s dividends paid will be eligible for dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

If your investment in the Fund is not made through a tax-deferred account, such as a Retirement Plan, sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a

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TAXATION

period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Fund Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only

39

then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies

40

APPENDIX A

for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the

41

issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

42

APPENDIX A

civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop

43

in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk. The Fund invests in foreign securities and may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when the Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have

44

APPENDIX A

decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable

45

■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has

46

APPENDIX A

previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—What Else Should I Know About Class R And Class IR Share Purchases And Redemptions?—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

47

Risks of Initial Public Offerings. The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risk of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these funds,

48

APPENDIX A

accounts or individuals of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (ETFs) such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange

49

necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies in addition to the fees and expenses regularly bourne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

50

APPENDIX A

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

51

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with

52

APPENDIX A

the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all

53

of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

54

APPENDIX A

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”) and equity linked notes. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital

55

appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

56

APPENDIX A

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange

57

rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the

58

APPENDIX A

index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by

59

the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations

60

APPENDIX A

of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

61

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance since the inception of the Fund’s Class IR and R Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

Strategic Int’l Equity Fund—
R Shares
For the Period Ended
October 31,
2008*
Net asset value, beginning of period	$26.87

Income from investment operations
Net investment income[a]	0.23 [d]
Net realized and unrealized loss	(8.37)

Total from investment operations	(8.14)

Distributions to shareholders
From net investment income	—
From net realized gains	(9.74)

Total distributions	(9.74)

Net asset value, end of period	$8.99

Total return[b]	(47.93)%
Net assets, end of period (in 000s)	$5
Ratio of net expenses to average net assets	1.65%[c]
Ratio of net expenses (not including fees paid indirectly)	1.65%[c]
Ratio of net investment income to average net assets	1.68%[c,d]
Ratio of net investment income (not including fees paid indirectly)	1.68%[c,d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.98%[c]
Ratio of net investment income to average net assets	1.35%[c,d]
Portfolio turnover rate	108%

See page 63 for all footnotes.

62

APPENDIX B

Strategic Int’l Equity Fund—
IR Shares
For the Period Ended
October 31,
2008*
Net asset value, beginning of period	$26.87

Income from investment operations
Net investment income[a]	0.29 [d]
Net realized and unrealized loss	(8.39)

Total from investment operations	(8.10)

Distributions to shareholders
From net investment income	—
From net realized gains	(9.74)

Total distributions	(9.74)

Net asset value, end of period	$9.03

Total return[b]	(47.70)%
Net assets, end of period (in 000s)	$5
Ratio of net expenses to average net assets	1.15%[c]
Ratio of net expenses (not including fees paid indirectly)	1.15%[c]
Ratio of net investment income to average net assets	2.18%[c,d]
Ratio of net investment income (not including fees paid indirectly)	2.18%[c,d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.48%[c]
Ratio of net investment income to average net assets	1.85%[c,d]
Portfolio turnover rate	108%

*	Class R and IR Shares commenced operations on November 30, 2007.

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns for periods less than one full year are not annualized. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Annualized.

d	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets for the Fund.

63

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Index

1	General Investment Management Approach

2	Fund Investment Objective and Strategies
	2	Goldman Sachs Strategic International Equity Fund

4	Other Investment Practices and Securities

6	Principal Risks of the Fund

10	Fund Performance

12	Fund Fees and Expenses

15	Service Providers

21	Dividends

22	Shareholder Guide

35	Taxation

38	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

62	Appendix B Financial Highlights

Fundamental International Equity Funds
Prospectus (Class R and IR Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual report and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Fund’s investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

00065773
EQINTPRORIR

Prospectus	Service Shares February 27, 2009

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.
■ Goldman Sachs Concentrated International Equity Fund ■ Goldman Sachs Strategic International Equity Fund ■ Goldman Sachs International Small Cap Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Concentrated International Equity, Strategic International Equity and International Small Cap Funds (each a “Fund,” and collectively the “Funds”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

     FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

GSAMI’s Fundamental International Equity Investment Philosophy:

	Belief	How the Investment Adviser Acts on This Belief
■	Excess returns can be generated by conducting thorough fundamental research and selecting stocks on a bottom-up basis	Seeks to generate excess returns through an intensive research culture and a strong commitment to on-the-ground research resources around the world.
■	A team-based approach enriches debate and enhances the quality of investment decisions	Conducts proprietary bottom-up research in a team-orientated regional structure with frequent, open communication and frontline decision-making.
■	Focused and differentiated portfolios provide the greatest potential to generate excess returns	Builds portfolios that are reflective of the team’s best investment ideas so that the majority of excess returns are driven by stock selection.

Goldman Sachs Asset Management’s Fundamental International Equity team’s investment philosophy is grounded in the belief that we can achieve a competitive edge through selecting stocks on a bottom-up basis with local expertise whilst being opportunistic investors. We seek to discover a broad range of investment ideas whilst being flexible, nimble, contrarian and avoiding complacency. We believe a company’s prospective ability to generate high returns on invested capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

1

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. Proprietary, bottom-up research is the key driver of the investment process and the Investment Advisor seeks to generate the majority of excess returns through stock selection.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs
Concentrated International Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation
Benchmark:	MSCI® EAFE® Index (unhedged)
Investment Focus:	Concentrated portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States
Investment Style:	Active International
Symbol:	GSISX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* Under normal circumstances, the Fund intends to invest in companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the MSCI® EAFE® Index (unhedged) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2008, the capitalization range of the MSCI® EAFE® Index (unhedged) was between $2 million and $149.7 billion. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in up to approximately 60 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs
Strategic International Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbol:	GSSKX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its Net Assets in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States*. The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser provided that the Fund’s assets are invested in at least three foreign countries.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European countries.

Other. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

5

Goldman Sachs
International Small Cap Fund

FUND FACTS
Objective:	Long-term capital appreciation
Benchmark:	S&P Developed Ex-U.S. Small Cap Index
Investment Focus:	Small-cap foreign equity investments
Investment Style:	Active International
Symbol:	GISSX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of small-cap companies around the world, outside the U.S.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in non-U.S. small-cap companies.* These are companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the S&P Developed Ex-U.S. Small Cap Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2008, the capitalization range of the S&P Developed Ex-U.S. Small Cap Index was between $3 million and $10.6 billion; and

■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range of companies constituting the S&P Developed Ex-U.S. Small Cap Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

7

Other Investment Practices
and Securities

The table below and on the following page identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Concentrated	Strategic
of the Fund	International	International	International
— Not permitted	Equity	Equity	Small Cap
	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•
Currency Swaps*	•	•	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	•	•	•
Index Swaps*	•	•	•
Foreign Currency Transactions	•	•	•
Futures Contracts and Options on Futures Contracts (including index futures)	•	•	•
Investment Company Securities (including exchange-traded funds)**	10	10	10
Options on Foreign Currencies[1]	•	•	•
Options on Securities and Securities Indices[2]	•	•	•
Repurchase Agreements	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25
Unseasoned Companies	•	•	•
Initial Public Offerings (“IPOs”)	•	•	•
Preferred Stock, Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Funds may purchase and sell call and put options on foreign currencies.

[2]	The Funds may sell covered call and put options and purchase call and put options in securities and securities indices.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Concentrated	Strategic
of the Fund	International	International	International
— Not permitted	Equity	Equity	Small Cap
	Fund	Fund	Fund
Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities[1]	•	•	•

Bank Obligations[1,2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations[1]	•	•	•

Equity Investments	80+	80+	80+

Emerging Country Securities	•	•	•

Fixed Income Securities[3]	20	20	20

Foreign Securities	•	•	•

Foreign Government Securities[1]	•	•	•

Non-Investment Grade Fixed Income Securities[1,4]	•	•	•

Real Estate Investment Trusts	•	•	•

Structured Securities (which may include equity linked notes)*	•	•	•

Temporary Investments	35	35	100

U.S. Government Securities[1]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[1]	Limited by the amount the Fund invests in fixed income securities.

[2]	Issued by U.S. or foreign banks.
[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Concentrated	Strategic
• Applicable	International	International	International
— Not applicable	Equity	Equity	Small Cap
Liquidity	•	•	•
Market	•	•	•
NAV	•	•	•
Credit/Default	•	•	•
Foreign	•	•	•
Emerging Countries	•	•	•
Stock	•	•	•
Derivatives	•	•	•
Management	•	•	•
Interest Rate	•	•	•
Investment Style	•	•	•
Geographic	•	•	•
Mid Cap and Small Cap	•	•	•
Initial Public Offering	•	•	•
Issuer Concentration Risk	•	—	—

All Funds:

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

10

PRINCIPAL RISKS OF THE FUNDS

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, a Fund may be forced to sell securities, at an unfavorable time and conditions.

Funds that invest in non-investment grade fixed income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date the Funds have not historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, such Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact a Fund’s net asset value (“NAV”). These shareholders may include, for example, institutional investors, fund-of-funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

■	NAV Risk—The risk that the NAV of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less

11

economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, Asian and Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Stock Risk—The risk that stock prices historically rise and fall in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, that is the risk that the other party in the transaction will not fulfill its contractual obligation.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because

12

PRINCIPAL RISKS OF THE FUNDS

growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of the Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The Funds may invest in IPO shares. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on a Fund’s performance probably will decline, which could reduce the Fund’s performance.

Specific Funds:

■	Issuer Concentration Risk—Under normal circumstances, the Concentrated International Equity Fund intends to invest in up to approximately 60 companies. As a result of the relatively small number of issuers in which this Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

13

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

14

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

The Strategic International Equity Fund previously operated as the AXA Enterprise International Growth Fund, a series of the AXA Enterprise Funds Trust (the “Predecessor Fund”). The Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust on June 25, 2007. Performance of the Predecessor Fund is not shown because as part of the reorganization the Predecessor Fund changed its investment adviser to GSAMI.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares Fund. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption

15

are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

16

FUND PERFORMANCE

Concentrated International Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q4 ’99 +21.77% Worst Quarter* Q3 ’08 –22.03%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 3/6/96)
Returns Before Taxes	–45.78%	–1.98%	–1.49%	1.47%
Returns After Taxes on Distributions**	–46.41%	–2.29%	–2.32%	0.51%
Returns After Taxes on Distributions and Sale of Fund Shares**	–29.30%	–1.65%	–1.42%	1.00%
MSCI® EAFE® Index (unhedged)***	–42.97%	2.10%	1.17%	2.96%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

17

Strategic International Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’08 –1.81% Worst Quarter* Q3 ’08 –22.26%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Service Shares (Inception 6/25/07)
Returns Before Taxes	–46.57%	–31.61%
Returns After Taxes on Distributions**	–46.86%	–34.43%
Returns After Taxes on Distributions and Sale of Fund Shares**	–29.79%	–24.83%
MSCI® EAFE® Index (unhedged)***	–42.97%	–30.42%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

18

FUND PERFORMANCE

International Small Cap Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +22.48% Worst Quarter* Q3 ’08 –23.16%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 5/1/98)
Returns Before Taxes	–49.53%	–1.21%	1.16%	1.46%
Returns After Taxes on Distributions**	–50.14%	–1.60%	0.63%	0.96%
Returns After Taxes on Distributions and Sale of Fund Shares**	–31.79%	–0.99%	0.88%	1.15%
S&P Developed Ex-U.S. Small Cap Index***	–47.58%	2.69%	4.27%	3.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Effective October 1, 2008, the Goldman Sachs International Small Cap Fund’s benchmark name changed from the S&P/Citigroup EMI World ex-U.S. Index to the S&P Developed Ex-U.S. Small Cap Index. In addition, S&P changed the methodology to calculate the index. The S&P Developed Ex-U.S. Small Cap Index covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

19

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

Concentrated
International
Equity Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	2.0%
Exchange Fees	None

Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	1.00%
Other Expenses*	0.65%
Service Fees[4]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[5]*	0.15%

Total Fund Operating Expenses*	1.65%

See pages 22-23 for all other footnotes.

*	The “Other Expenses,” “All Other Expenses” and “Total Fund Operating Expenses” shown in the table above and on the following page do not reflect voluntary expense limitations currently in place with respect to the Funds. The Funds’ “Other Expenses,” “All Other Expenses” and “Total Fund Operating Expenses,” after application of current fee waivers and expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “All Other Expenses” and “Total Fund Operating Expenses” shown below and on the following page would be higher.

Concentrated
International
Equity Fund
Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	1.00%
Other Expenses	0.64%
Service Fees[4]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[5]	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.64%

20

FUND FEES AND EXPENSES

Strategic	International
International	Small Cap
Equity Fund	Fund

None	None

None	None
2.0%	2.0%
None	None

0.85%	1.10%
1.03%	0.78%
0.25%	0.25%
0.25%	0.25%
0.53%	0.28%

1.88%	1.88%

Strategic	International
International	Small Cap
Equity Fund	Fund

0.85%	1.10%
0.70%	0.60%
0.25%	0.25%
0.25%	0.25%
0.20%	0.10%

1.55%	1.70%

21

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	The Concentrated International Equity Fund’s annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2008. The International Small Cap and Strategic International Equity Funds’ annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal year ending October 31, 2009. Effective September 1, 2008, the Concentrated International Equity and International Small Cap Funds changed their fiscal year end from August 31 to October 31.

[3]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily Net
Fund	Annual Rate	Assets
Concentrated International Equity	1.00%	First $1 Billion
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion+
	0.84%	Next $3 Billion+
	0.82%	Over $8 Billion+

Strategic International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

International Small Cap	1.10%	First $2 Billion
	0.99%	Next $3 Billion+
	0.94%	Next $3 Billion+
	0.92%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rates have been effective since July 1, 2008.

[4]	Service Organizations (as defined in the “Shareholder Guide”) may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

22

FUND FEES AND EXPENSES

[5]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Fund	Other Expenses
Concentrated International Equity	0.104%
Strategic International Equity	0.164%
International Small Cap	0.064%

These expense limitations may be modified or terminated at any time at the option of the Investment Adviser.

23

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Concentrated International Equity	$168	$520	$897	$1,955

Strategic International Equity	$191	$591	$1,016	$2,201

International Small Cap	$191	$591	$1,016	$2,201

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the SAI.

24

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Concentrated International Equity Strategic International Equity International Small Cap

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, Goldman Sachs Asset Management, L.P. (“GSAM”), including its investment advisory affiliates, one of which is GSAMI, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

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     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund’s average daily net assets) listed below:

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Concentrated International Equity	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion+
	0.84%	Next $3 Billion+
	0.82%	Over $8 Billion+

Strategic International Equity	0.85%	First $1 Billion	0.85%
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

International Small Cap	1.10%	First $2 Billion	1.10%
	0.99%	Next $3 Billion+
	0.94%	Next $3 Billion+
	0.92%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management fee rate have been effective since July 1, 2008.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary expense limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Concentrated International Equity and International Small Cap Funds in 2008 is available in the Funds’ annual report dated August 31, 2008. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Strategic International Equity Fund is available in the Fund’s annual report dated October 31, 2008.

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SERVICE PROVIDERS

     FUND MANAGERS

Fundamental International Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director, Chief Investment Officer, Global Equity Co-Chief Investment Officer, Value Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Global Head of Fundamental Equity in 2007 and Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Edward Perkin, CFA Managing Director, Head of European Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Mr. Perkin joined the Investment Adviser as a research analyst in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Investment Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

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Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Aidan Farrell Executive Director, Head of Small Cap Equity	Portfolio Manager— International Small Cap	Since 2008	Mr. Farrell joined the Investment Adviser as a portfolio manager in June 2008. He is primarily responsible for international small cap stocks. Prior to joining the Investment Adviser, Mr. Farrell was an analyst and portfolio manager at Insight Investment from 1997 to 2008.

Hiroyuki Ito Vice President, Japan Equity	Portfolio Manager— International Small Cap	Since 2008	Mr. Ito joined the Investment Adviser’s Japan Equity team in October 2005. Prior to joining the Investment Adviser, from 2000 to 2005, Mr. Ito worked as Chief Portfolio Manager managing Japanese large cap equity institutional separate accounts and mutual funds at DL1BJ Asset Management, a member of Mizuho Financial Group.

David Townshend Managing Director, Head of Japan Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Mr. Townshend serves as Head of Japan Fundamental Equity. In 2001, after spending nine years on Goldman, Sachs & Co.’s European Banks team, Mr. Townshend joined the Investment Adviser as co-head of UK/European Financials team. In 2005, Mr. Townshend was named Head of Japan Equity.

Eileen Rominger serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team. As CIO, Ms. Rominger oversees all portfolio management and investment research activities. Each portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

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SERVICE PROVIDERS

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment

29

Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Distributions from net investment income and net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ Service Shares.

     HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares (“Service Organizations”). No shareholder may buy Service Shares directly from the Funds. Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation);
■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

It is strongly recommended that payment be made by wiring federal funds.

It is expected that checks will be converted to federal funds within two business days after receipt.

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SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Service Organization’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other financial intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.
■	Service Organizations and financial intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Service Organizations and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional

33

charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Service Shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Funds may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your Service Organization or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account (minimum) requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to

35

verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Service Shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Service Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., redemption fees) after the Fund receives your order in proper form. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

“Fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Funds, the Funds will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts;

36

SHAREHOLDER GUIDE

governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does

37

not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. Redemption proceeds may be sent to shareholders by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

A Service Organization may request redemptions by electronic trading platform, in writing or by telephone (unless the Service Organization opts out of the telephone redemption privilege on the Account Application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

38

SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.

■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time without prior written notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for your redemption proceeds to be wired as federal funds to the domestic bank account, designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably

39

practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of other financial intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such financial intermediaries or Service Organization.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.

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SHAREHOLDER GUIDE

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained under Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs.

■	Charge an additional fee in the event a redemption is made via wire transfer.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
A Service Organization may exchange Service Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

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SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment requirement in a Goldman Sachs Fund must satisfy the minimal initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Goldman Sachs Fund account is exchanged.

■	Currently, the Funds do not impose any charges for exchanges, although the Funds may impose a charge in the future.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual shareholder reports containing audited financial statements and semi-annual shareholder reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communication from a Fund to its shareholders, including but not limited to prospectuses,

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prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Act.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide — How To Sell Shares — What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide — How To Buy Shares — How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be

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SHAREHOLDER GUIDE

excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

46

TAXATION

are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividend-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. It is not anticipated that any significant percentage of the Funds’ dividends paid will be eligible for dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include

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APPENDIX A

“unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies

51

for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the

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APPENDIX A

issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe, the Middle East and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

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civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop

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APPENDIX A

in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend

55

expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity

56

APPENDIX A

and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain private investments in public equity (“PIPEs”)
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as

57

reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in

58

APPENDIX A

such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash Equivalents
■	Certain exchange-traded funds

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When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs beyond these limits.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange

60

APPENDIX A

necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may also invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies (including ETFs), in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

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APPENDIX A

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other

63

types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage- or asset-Backed Securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO

64

APPENDIX A

that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities

65

present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the credit worthiness of the issuers and market conditions impacting asset-backed securities more generally.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual

66

APPENDIX A

obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”) and equity linked notes. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a

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REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a

68

APPENDIX A

specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Investment Company Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and

69

options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. A Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and

70

APPENDIX A

yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees.

71

To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

72

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if Service Shares of a Fund have been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in a Fund’s annual report (available upon request).

CONCENTRATED INTERNATIONAL EQUITY FUND

	Concentrated International Equity Fund—Service Shares
	For the Period
	September 1, 2008	Years Ended August 31,
	to October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.55	$24.17	$21.19	$17.91	$14.82	$13.38

Income from investment operations
Net investment income[a]	— [c]	0.41 [e]	0.20	0.27	0.06	0.02
Net realized and unrealized gain (loss)	(6.27)	(4.84)	2.95	3.13	3.34	1.96

Total from investment operations	(6.27)	(4.43)	3.15	3.40	3.40	1.98

Distributions to shareholders
From net investment income	—	(0.19)	(0.17)	(0.12)	(0.31)	(0.54)

Net asset value, end of period	$13.28	$19.55	$24.17	$21.19	$17.91	$14.82

Total return[b]	(32.12)%	(18.46)%[f]	14.90%	19.10%	23.17%	14.90%
Net assets, end of period (in 000s)	$518	$755	$1,386	$1,301	$426	$542
Ratio of net expenses to average net assets	1.64%[d]	1.64%	1.65%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets	(0.09)%[d]	1.79%[e]	0.84%	1.37%	0.39%	0.12%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.82%[d]	1.65%	1.65%	1.68%	1.70%	1.71%
Ratio of net investment income (loss) to average net assets	(0.27)%[d]	1.78%[e]	0.84%	1.33%	0.33%	0.05%
Portfolio turnover rate	21%	178%	97%	59%	49%	78%

*	The Fund has changed its fiscal year end from August 31 to October 31.

See page 76 for all footnotes.

73

STRATEGIC INTERNATIONAL EQUITY FUND

	Strategic International
	Equity Fund—Service Shares
	For the Year	For the Period
	Ended October 31,	Ended October 31,
	2008	2007[g]
Net asset value, beginning of period	$28.58	$25.59

Income from investment operations
Net investment income[a]	0.27 [e]	0.03
Net realized and unrealized gain (loss)	(9.77)	2.96

Total from investment operations	(9.50)	2.99

Distributions to shareholders
From net investment income	—	—
From net realized gain	(9.74)	—

Total distributions	(9.74)	—

Net asset value, end of period	$9.34	$28.58

Total return[b]	(49.70)%[f]	11.68%
Net assets, end of period (in 000’s)	$6	$11
Ratio of net expenses to average net assets	1.50%	1.53%[d]
Ratio of net expenses (not including fees paid indirectly)	1.50%	1.53%[d]
Ratio of net investment income to average net assets	1.73%[e]	0.30%[d]
Ratio of net investment income (loss) (not including fees paid indirectly)	1.73%[e]	(0.30)%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.83%	1.92%[d]
Ratio of net investment income (loss) to average net assets	1.40%[e]	(0.09)%[d]
Portfolio turnover rate	108%	135%

See page 76 for all footnotes.

74

APPENDIX B

INTERNATIONAL SMALL CAP FUND

	International Small Cap Fund—Service Shares
	For the Period
	September 1, 2008	Years Ended August 31,
	to October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.18	$21.10	$18.13	$15.80	$12.06	$9.29

Income (loss) from investment operations
Net investment income (loss)[a]	0.02	0.16 [e]	(0.01)	0.02	0.01	0.09
Net realized and unrealized gain (loss)	(5.78)	(5.54)	3.18	2.39	3.89	2.73

Total from investment operations	(5.76)	(5.38)	3.17	2.41	3.90	2.82

Distributions to shareholders
From net investment income	—	(0.54)	(0.20)	(0.08)	(0.16)	(0.05)

Net asset value, end of period	$9.42	$15.18	$21.10	$18.13	$15.80	$12.06

Total return[b]	(37.90)%	(26.16)%[f]	17.56%	15.29%	32.54%	30.38%
Net assets, end of period (in 000s)	$294	$454	$1,215	$750	$217	$213
Ratio of net expenses to average net assets	1.70%[d]	1.74%	1.75%	1.74%	1.74%	1.74%
Ratio of net investment income (loss) to average net assets	0.87%[d]	0.84%[e]	(0.06)%	0.10%	0.06%	0.73%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.49%[d]	1.88%	1.87%	1.89%	2.05%	2.32%
Ratio of net investment income (loss) to average net assets	0.08%[d]	0.70%[e]	(0.18)%	(0.05)%	(0.25)%	0.15%
Portfolio turnover rate	24%	117%	88%	60%	67%	99%

*	The Fund has changed its fiscal year end from August 31 to October 31.

See page 76 for all footnotes.

75

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns for periods less than one full year are not annualized. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Amount is less than $0.005 per share.

d	Annualized.

e	Includes income recognized from a corporate action which amounted to $0.23, $0.08 and $0.08 per share and 0.98%, 0.56% and 0.41% of average net assets for the Concentrated International Equity, Strategic International Equity and International Small Cap Funds, respectively.

f	Total return reflects the impact of payments for class action settlements, amounting to $0.09, $0.02 and $0.01 per share, received during the year and recorded as an increase to capital by the Concentrated International Equity, Strategic International Equity and International Small Cap Funds, respectively.

Excluding such payments, the total return would have been:

Fund	Service Class
Concentrated International Equity	(18.97)%
Strategic International Equity	(49.94)%
International Small Cap	(26.24)%

g	Commenced operations on June 25, 2007.

76

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Concentrated International Equity Fund
	4	Goldman Sachs Strategic International Equity Fund
	6	Goldman Sachs International Small Cap Fund

8	Other Investment Practices and Securities

10	Principal Risks of the Funds

15	Fund Performance

20	Fund Fees and Expenses

25	Service Providers

31	Dividends

32	Shareholder Guide
	32	How To Buy Shares
	38	How to Sell Shares

46	Taxation

49	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

73	Appendix B Financial Highlights

Fundamental International Equity Funds
Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Concentrated International Equity and International Small Cap Funds’ fiscal year end has changed from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM®is a registered service mark of Goldman, Sachs & Co.

EQINTPROSVC

Prospectus	Institutional Shares February 27, 2009

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.
■ Goldman Sachs Concentrated International Equity Fund ■ Goldman Sachs Strategic International Equity Fund ■ Goldman Sachs International Small Cap Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Concentrated International Equity, Strategic International Equity and International Small Cap Funds (each a “Fund,” and collectively the “Funds”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

     FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

GSAMI’s Fundamental International Equity Investment Philosophy:

	Belief	How the Investment Adviser Acts on This Belief
■	Excess returns can be generated by conducting thorough fundamental research and selecting stocks on a bottom-up basis	Seeks to generate excess returns through an intensive research culture and a strong commitment to on-the-ground research resources around the world.
■	A team-based approach enriches debate and enhances the quality of investment decisions	Conducts proprietary bottom-up research in a team-orientated regional structure with frequent, open communication and frontline decision-making.
■	Focused and differentiated portfolios provide the greatest potential to generate excess returns	Builds portfolios that are reflective of the team’s best investment ideas so that the majority of excess returns are driven by stock selection.

Goldman Sachs Asset Management’s Fundamental International Equity team’s investment philosophy is grounded in the belief that we can achieve a competitive edge through selecting stocks on a bottom-up basis with local expertise whilst being opportunistic investors. We seek to discover a broad range of investment ideas whilst being flexible, nimble, contrarian and avoiding complacency. We believe a company’s prospective ability to generate high returns on invested capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

1

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. Proprietary, bottom-up research is the key driver of the investment process and the Investment Advisor seeks to generate the majority of excess returns through stock selection.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs
Concentrated International Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation
Benchmark:	MSCI® EAFE® Index (unhedged)
Investment Focus:	Concentrated portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States
Investment Style:	Active International
Symbol:	GSIEX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* Under normal circumstances, the Fund intends to invest in companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the MSCI® EAFE® Index (unhedged) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2008, the capitalization range of the MSCI® EAFE® Index (unhedged) was between $2 million and $149.7 billion. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in up to approximately 60 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs Concentrated
International Equity Fund continued

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Strategic International Equity Fund

FUND FACTS
Objective:	Long-term growth of capital

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbol:	GSIKX

     INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its Net Assets in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States*. The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging

 * To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs
Strategic International Equity Fund continued

countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European countries.

Other. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
International Small Cap Fund

FUND FACTS
Objective:	Long-term capital appreciation
Benchmark:	S&P Developed Ex-U.S. Small Cap Index
Investment Focus:	Small-cap foreign equity investments
Investment Style:	Active International
Symbol:	GISIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of small-cap companies around the world, outside the U.S.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in non-U.S. small-cap companies.* These are companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the S&P Developed Ex-U.S. Small Cap Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2008, the capitalization range of the S&P Developed Ex-U.S. Small Cap Index was between $3 million and $10.6 billion; and

■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs
International Small Cap Fund continued

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range of companies constituting the S&P Developed Ex-U.S. Small Cap Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

8

Other Investment Practices
and Securities

The table below and on the following page identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Concentrated	Strategic
of the Fund	International	International	International
— Not permitted	Equity	Equity	Small Cap
	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•
Currency Swaps*	•	•	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	•	•	•
Index Swaps*	•	•	•
Foreign Currency Transactions	•	•	•
Futures Contracts and Options on Futures Contracts (including index futures)	•	•	•
Investment Company Securities (including exchange-traded funds)**	10	10	10
Options on Foreign Currencies[1]	•	•	•
Options on Securities and Securities Indices[2]	•	•	•
Repurchase Agreements	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25
Unseasoned Companies	•	•	•
Initial Public Offerings (“IPOs”)	•	•	•
Preferred Stock, Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Funds may purchase and sell call and put options on foreign currencies.

[2]	The Funds may sell covered call and put options and purchase call and put options in securities and securities indices.

9

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Concentrated	Strategic
of the Fund	International	International	International
— Not permitted	Equity	Equity	Small Cap
	Fund	Fund	Fund
Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities[1]	•	•	•

Bank Obligations[1,2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations[1]	•	•	•

Equity Investments	80+	80+	80+

Emerging Country Securities	•	•	•

Fixed Income Securities[3]	20	20	20

Foreign Securities	•	•	•

Foreign Government Securities[1]	•	•	•

Non-Investment Grade Fixed Income Securities[1,4]	•	•	•

Real Estate Investment Trusts	•	•	•

Structured Securities (which may include equity linked notes)*	•	•	•

Temporary Investments	35	35	100

U.S. Government Securities[1]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[1]	Limited by the amount the Fund invests in fixed income securities.

[2]	Issued by U.S. or foreign banks.
[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

10

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Concentrated	Strategic
• Applicable	International	International	International
— Not applicable	Equity	Equity	Small Cap
Liquidity	•	•	•
Market	•	•	•
NAV	•	•	•
Credit/Default	•	•	•
Foreign	•	•	•
Emerging Countries	•	•	•
Stock	•	•	•
Derivatives	•	•	•
Management	•	•	•
Interest Rate	•	•	•
Investment Style	•	•	•
Geographic	•	•	•
Mid Cap and Small Cap	•	•	•
Initial Public Offering	•	•	•
Issuer Concentration Risk	•	—	—

All Funds:

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

11

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, a Fund may be forced to sell securities, at an unfavorable time and conditions.
Funds that invest in non-investment grade fixed income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date the Funds have not historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, such Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings even if doing so may have a negative impact on remaining shareholders.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact a Fund’s net asset value (“NAV”). These shareholders may include, for example, institutional investors, fund-of-funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

■	NAV Risk—The risk that the NAV of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of

12

PRINCIPAL RISKS OF THE FUNDS

exchange controls, confiscations and other government restrictions or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, Asian and Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Stock Risk—The risk that stock prices historically rise and fall in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, that is the risk that the other party in the transaction will not fulfill its contractual obligation.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth

13

stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of the Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The Funds may invest in IPO shares. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on a Fund’s performance probably will decline, which could reduce the Fund’s performance.

Specific Fund:

■	Issuer Concentration Risk—Under normal circumstances, the Concentrated International Equity Fund intends to invest in up to approximately 60 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

14

PRINCIPAL RISKS OF THE FUNDS

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

15

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Strategic International Equity Fund previously operated as the AXA Enterprise International Growth Fund, a series of the AXA Enterprise Funds Trust (the “Predecessor Fund”). The Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust on June 25, 2007. Performance of the Predecessor Fund is not shown because as part of the reorganization the Predecessor Fund changed its investment adviser to GSAMI.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares Fund. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain

16

FUND PERFORMANCE

circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

17

Concentrated International Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q4 ’99 +21.89% Worst Quarter* Q3 ’08 –21.96%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 2/7/96)
Returns Before Taxes	–45.50%	–1.48%	–1.00%	2.11%
Returns After Taxes on Distributions**	–46.23%	–1.90%	–1.97%	1.04%
Returns After Taxes on Distributions and Sale of Fund Shares**	–29.08%	–1.23%	–1.07%	1.50%
MSCI® EAFE® Index (unhedged)***	–42.97%	2.10%	1.17%	2.93%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

18

FUND PERFORMANCE

Strategic International Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’08 –1.60% Worst Quarter* Q3 ’08 –22.15%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Institutional Shares (Inception 6/25/07)
Returns Before Taxes	–46.33%	–31.26%
Returns After Taxes on Distributions**	–46.68%	–34.15%
Returns After Taxes on Distributions and Sale of Fund Shares**	–29.58%	–24.57%
MSCI® EAFE® Index (unhedged)***	–42.97%	–30.42%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

19

International Small Cap Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’03 +22.75% Worst Quarter* Q3 ’08 –23.12%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 5/1/98)
Returns Before Taxes	–49.31%	–0.72%	1.66%	1.97%
Returns After Taxes on Distributions**	–50.07%	–1.21%	1.07%	1.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	–31.59%	–0.59%	1.30%	1.58%
S&P Developed Ex-U.S. Small Cap Index***	–47.58%	2.69%	4.27%	3.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Effective October 1, 2008, the Goldman Sachs International Small Cap Fund’s benchmark name changed from the S&P/Citigroup EMI World ex-U.S. Index to the S&P Developed Ex-U.S. Small Cap Index. In addition, S&P changed the methodology to calculate the index. The S&P Developed Ex-U.S. Small Cap Index covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

20

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Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

Concentrated
International
Equity Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	2.0%
Exchange Fees	None

Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses4*	0.15%

Total Fund Operating Expenses*	1.15%

See page 24 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above and on the following page do not reflect voluntary expense limitations currently in place with respect to the Funds. The Funds’ “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below and on the following page would be higher.

Concentrated
International
Equity Fund
Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses[4]	0.14%

Total Fund Operating Expenses (after current or expense limitations)	1.14%

22

FUND FEES AND EXPENSES

Strategic	International
International	Small Cap
Equity Fund	Fund

None	None
None	None
2.0%	2.0%
None	None

0.85%	1.10%
None	None
0.53%	0.28%

1.38%	1.38%

Strategic	International
International	Small Cap
Equity Fund	Fund

0.85%	1.10%
None	None
0.20%	0.10%

1.05%	1.20%

23

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	The Concentrated International Equity Fund’s annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2008. The International Small Cap and Strategic International Equity Funds’ annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal year ending October 31, 2009. Effective September 1, 2008, the Concentrated International Equity and International Small Cap Funds changed their fiscal year end from August 31 to October 31.

[3]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily Net
Fund	Annual Rate	Assets
Concentrated International Equity	1.00%	First $1 Billion
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion+
	0.84%	Next $3 Billion+
	0.82%	Over $8 Billion+

Strategic International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

International Small Cap	1.10%	First $2 Billion
	0.99%	Next $3 Billion+
	0.94%	Next $3 Billion+
	0.92%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rates have been effective since July 1, 2008.

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses
Concentrated International Equity	0.104%
Strategic International Equity	0.164%
International Small Cap	0.064%

These expense limitations may be modified or terminated at any time at the option of the Investment Adviser.

24

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Concentrated International Equity	$117	$365	$633	$1,398

Strategic International Equity	$140	$437	$755	$1,657

International Small Cap	$140	$437	$755	$1,657

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide — How To Buy Shares — How Do I Purchase Shares Through a Financial Institution?” in the Prospectus and “Payments to Intermediaries” in the SAI.

25

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Concentrated International Equity Strategic International Equity International Small Cap

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, Goldman Sachs Asset Management, L.P. (“GSAM”), including its investment advisory affiliates, one of which is GSAMI, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

26

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund’s average daily net assets) listed below:

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Concentrated International Equity	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion+
	0.84%	Next $3 Billion+
	0.82%	Over $8 Billion+

Strategic International Equity	0.85%	First $1 Billion	0.85%
	0.77%	Next $1 Billion
	0.73%	Next $3 Billion+
	0.72%	Next $3 Billion+
	0.71%	Over $8 Billion+

International Small Cap	1.10%	First $2 Billion	1.10%
	0.99%	Next $3 Billion+
	0.94%	Next $3 Billion+
	0.92%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management fee rate have been effective since July 1, 2008.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary expense limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Concentrated International Equity and International Small Cap Funds in 2008 is available in the Funds’ annual report dated August 31, 2008. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Strategic International Equity Fund is available in the Fund’s annual report dated October 31, 2008.

     FUND MANAGERS

Fundamental International Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team

27

comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director, Chief Investment Officer, Global Equity Co-Chief Investment Officer, Value Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Global Head of Fundamental Equity in 2007 and Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Edward Perkin, CFA Managing Director, Head of European Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Mr. Perkin joined the Investment Adviser as a research analyst in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Investment Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

Aidan Farrell Executive Director, Head of Small Cap Equity	Portfolio Manager— International Small Cap	Since 2008	Mr. Farrell joined the Investment Adviser as a portfolio manager in June 2008. He is primarily responsible for international small cap stocks. Prior to joining the Investment Adviser, Mr. Farrell was an analyst and portfolio manager at Insight Investment from 1997 to 2008.

28

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Hiroyuki Ito Vice President, Japan Equity	Portfolio Manager— International Small Cap	Since 2008	Mr. Ito joined the Investment Adviser’s Japan Equity team in October 2005. Prior to joining the Investment Adviser, from 2000 to 2005, Mr. Ito worked as Chief Portfolio Manager managing Japanese large cap equity institutional separate accounts and mutual funds at DLIBJ Asset Management, a member of Mizuho Financial Group.

David Townshend Managing Director, Head of Japan Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Mr. Townshend serves as Head of Japan Fundamental Equity. In 2001, after spending nine years on Goldman, Sachs & Co.’s European Banks team, Mr. Townshend joined the Investment Adviser as co-head of UK/European Financials team. In 2005, Mr. Townshend was named Head of Japan Equity.

Eileen Rominger serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team. As CIO, Ms. Rominger oversees all portfolio management and investment research activities. Each portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

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ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global

30

SERVICE PROVIDERS

financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Distributions from net investment income and net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ Institutional Shares.

     HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. In order to make an initial investment in a Fund, you must furnish to the Fund or your financial institution an Account Application. You should either:

■	Contact your financial institution who may place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation) or contact the Goldman Sachs Trust (the “Trust”) to place an order;
■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or

■	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Funds will not accept a checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

It is strongly recommended that payment be made by wiring federal funds.

It is expected that checks will be converted to federal funds within two business days after receipt.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, may designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any

33

applicable redemption fee in the case of redemption orders) next determined after such acceptance.

■	Authorized institutions and other financial intermediaries will be responsible for transmitting accepted orders and payments to the Funds within the time period agreed upon by them.

You should contact your institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust. These institutions or other financial intermediaries (“Intermediaries”) may receive payments from Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to authorized institutions and Intermediaries to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Institutional Shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

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SHAREHOLDER GUIDE

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your institution or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
    employee organizations
No minimum
■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Trust; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other

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SHAREHOLDER GUIDE

investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees) after the Fund receives your order in proper form. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

“Fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those

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SHAREHOLDER GUIDE

relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits, or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

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Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at the NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by electronic trading platform, in writing or by telephone (unless the institution opts out of the telephone redemption privilege on the Account Application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

Certain institutions and financial intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent

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SHAREHOLDER GUIDE

unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide instructions and a Medallion signature guarantee indicating another address or account.)

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account, as designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.

■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any financial intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained under Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or

42

SHAREHOLDER GUIDE

governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

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■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another institution with a relationship with Goldman Sachs.
■	Charge an additional fee in the event a redemption is made via wire transfer.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange Institutional Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

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SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust.

■	Currently, the Funds do not impose any charge for exchange, although the Funds may impose a charge in the future.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly account statement. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your intermediary or Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

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In addition, authorized institutions and other financial intermediaries will be responsible for providing any communications from the Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Investment Company Act.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide — How To Sell Shares — What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair

46

SHAREHOLDER GUIDE

valuation, please see “Shareholder Guide — How To Buy Shares — How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by

47

financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

48

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

49

are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividend-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. It is not anticipated that any significant percentage of the Funds’ dividends paid will be eligible for dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

50

TAXATION

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

52

APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include

53

“unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies

54

APPENDIX A

for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the

55

issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe, the Middle East and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

56

APPENDIX A

civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop

57

in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend

58

APPENDIX A

expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity

59

and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain private investments in public equity (“PIPEs”)
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as

60

APPENDIX A

reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in

61

such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash Equivalents
■	Certain exchange-traded funds

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APPENDIX A

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs beyond these limits.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange

63

necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may also invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies (including ETFs), in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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APPENDIX A

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

65

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other

66

APPENDIX A

types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage- or asset-Backed Securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO

67

that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities

68

APPENDIX A

present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the credit worthiness of the issuers and market conditions impacting asset-backed securities more generally.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual

69

obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”) and equity linked notes. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a

70

APPENDIX A

REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a

71

specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Investment Company Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and

72

APPENDIX A

options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. A Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and

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yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees.

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APPENDIX A

To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Except as noted below, the information for each Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in a Fund’s annual report (available upon request).

The financial highlights information for the Strategic International Equity Fund includes the financial history of the Class Y Shares of the AXA Enterprise International Growth Fund of AXA Enterprise Funds Trust (the “Predecessor Fund”), which was reorganized into the Strategic International Equity Fund on June 25, 2007. The information for the period June 25, 2007 through October 31, 2007 and the fiscal year ended October 31, 2008 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in its annual report and is available upon request. The information for the Predecessor Fund for the fiscal years ended October 31, 2006 and 2005, the fiscal period ended October 31, 2004 and the fiscal year ended December 31, 2003 has been audited by the Predecessor Fund’s independent registered public accounting firm.

76

APPENDIX B

CONCENTRATED INTERNATIONAL EQUITY FUND

	Concentrated International Equity Fund—Institutional Shares
	For the Period
	September 1,
	2008 to
	October 31,*	Years Ended August 31,
	2008	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.87	$24.61	$21.53	$18.19	$15.05	$13.70

Income from investment operations
Net investment income[a]	0.01	0.58 [e]	0.34	0.31	0.14	0.09
Net realized and unrealized gain (loss)	(6.38)	(4.94)	2.97	3.25	3.41	2.01

Total from investment operations	(6.37)	(4.36)	3.31	3.56	3.55	2.10

Distributions to shareholders
From net investment income	—	(0.38)	(0.23)	(0.22)	(0.41)	(0.75)

Net asset value, end of period	$13.50	$19.87	$24.61	$21.53	$18.19	$15.05

Total return[b]	(32.06%)	(18.03)%[f]	15.45%	19.72%	23.84%	15.53%
Net assets, end of period (in 000s)	$40,837	$107,197	$124,229	$99,325	$62,486	$72,823
Ratio of net expenses to average net assets	1.14%[d]	1.14%	1.15%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	0.54%[d]	2.46%[e]	1.40%	1.54%	0.83%	0.63%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.32%[d]	1.15%	1.15%	1.18%	1.20%	1.21%
Ratio of net investment income to average net assets	0.36%[d]	2.45%[e]	1.40%	1.50%	0.77%	0.56%
Portfolio turnover rate	21%	178%	97%	59%	49%	78%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 80 for all footnotes.

77

STRATEGIC INTERNATIONAL EQUITY FUND

	Strategic International Equity Fund — Institutional Shares
	For the				For the	For the
	Years Ended				Period Ended	Year Ended
	October 31,				October 31,	December 31,
	2008	2007	2006	2005	2004	2003
Net asset value, beginning of period	$28.64	$19.34	$15.56	$13.08	$13.56	$10.39

Income (loss) from investment operations
Net investment income[a]	0.40 [f]	0.06	0.09	0.10	0.06	0.06
Net realized and unrealized gain (loss)	(9.88)	9.24	3.83	2.40	(0.54)	3.11[c]

Total from investment operations	(9.48)	9.30	3.92	2.50	(0.48)	3.17

Distributions to shareholders
From net investment income	—	—	(0.14)	(0.02)	—	—
From net realized gain	(9.74)	—	—	—	—	—

Total distributions	(9.74)	—	(0.14)	(0.02)	—	—

Net asset value, end of period	$9.42	$28.64	$19.34	$15.56	$13.08	$13.56

Total return[b]	(49.45)%[f]	50.34%	25.35%	19.12%	(3.54)%	30.51%
Net assets, end of period (000’s)	$5,499	$27,498	$34,332	$5,937	$15,199	$15,097
Ratio of net expenses to average net assets	1.00%	1.29%	1.30%	1.29%	1.40%[d]	1.40%
Ratio of net expenses (not including fees paid indirectly)	1.00%	1.31%	1.40%	1.40%	1.40%[d]	1.40%
Ratio of net investment income to average net assets	2.46%[e]	0.27%	0.48%	0.70%	0.55%[d]	0.50%
Ratio of net investment income (loss) (not including fees paid indirectly)	2.46%[e]	(0.25%)	0.39%	0.59%	0.55%[d]	0.50%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.33%	1.41%	1.40%	1.74%	1.43%[d]	1.50%
Ratio of net investment income to average net assets	2.13%[e]	0.15%	0.39%	0.25%	0.52%[e]	0.40%
Portfolio turnover rate	108%	135%	74%	136%	115%	56%

See page 80 for all footnotes.

78

APPENDIX B

INTERNATIONAL SMALL CAP FUND

	International Small Cap Fund—Institutional Shares
	For the Period
	September 1,
	2008 to
	October 31,*	Years Ended August 31,
	2008	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.81	$21.94	$18.79	$16.35	$12.43	$9.55

Income from investment operations
Net investment income[a]	0.03	0.28 [e]	0.08	0.09	0.08	0.13
Net realized and unrealized gain (loss)	(6.02)	(5.78)	3.33	2.48	4.02	2.83

Total from investment operations	(5.99)	(5.50)	3.41	2.57	4.10	2.96

Distributions to shareholders
From net investment income	—	(0.63)	(0.26)	(0.13)	(0.18)	(0.08)

Net asset value, end of period	$9.82	$15.81	$21.94	$18.79	$16.35	$12.43

Total return[b]	(37.85)%	(25.81)%[f]	18.23%	15.79%	33.27%	31.07%
Net assets, end of period (in 000s)	$28,581	$55,901	$99,069	$92,505	$66,670	$37,898
Ratio of net expenses to average net assets	1.20%[d]	1.24%	1.25%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets	1.43%[d]	1.42%[e]	0.39%	0.48%	0.52%	1.12%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.99%[d]	1.38%	1.37%	1.39%	1.55%	1.82%
Ratio of net investment income to average net assets	0.64%[d]	1.28%[e]	0.27%	0.33%	0.21%	0.54%
Portfolio turnover rate	24%	117%	88%	60%	67%	99%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 80 for all footnotes.

79

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Includes redemption fees of $0.07 for the Strategic International Equity Fund.

d	Annualized.

e	Includes income recognized from a corporate action which amounted to $0.23, $0.08 and $0.08 per share and 0.98%, 0.56% and 0.41% of average net assets for the Concentrated International Equity, Strategic International Equity and International Small Cap Funds, respectively.

f	Total return reflects the impact of payments for class action settlements, amounting to $0.09, $0.02 and $0.01 per share, received during the year and recorded as an increase to capital by the Concentrated International Equity, Strategic International Equity and International Small Cap Funds, respectively.

Excluding such payments, the total return would have been:

Fund	Institutional Class

Concentrated International Equity	(18.54)%
Strategic International Equity	(50.09)%
International Small Cap	(25.89)%

80

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Concentrated International Equity Fund
	5	Goldman Sachs Strategic International Equity Fund
	7	Goldman Sachs International Small Cap Fund

9	Other Investment Practices and Securities

11	Principal Risks of the Funds

16	Fund Performance

22	Fund Fees and Expenses

26	Service Providers

32	Dividends

33	Shareholder Guide
	33	How To Buy Shares
	40	How To Sell Shares

49	Taxation

52	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

76	Appendix B Financial Highlights

Fundamental International Equity Funds
Prospectus (Institutional Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Concentrated International Equity and International Small Cap Funds’ fiscal year end has changed from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EQINTPROINS

Prospectus	Class A, B and C Shares February 27, 2009

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.
■ Goldman Sachs Emerging Markets Equity Fund ■ Goldman Sachs Asia Equity Fund ■ Goldman Sachs BRIC Fund (Brazil, Russia, India, China) ■ Goldman Sachs Concentrated Emerging Markets Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds (each a “Fund,” and collectively the “Funds”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

     FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

GSAMI’s Fundamental Emerging Markets Equity Investment Philosophy:

	Belief	How the Investment Advisor Acts on This Belief
■	Excess returns can be generated by conducting thorough fundamental research and selecting stocks on a bottom-up basis	Seeks to generate excess returns through an intensive research culture and a strong commitment to on-the-ground research resources around the world.
■	A team-based approach enriches debate and enhances the quality of investment decisions	Conducts proprietary bottom-up research in a team-orientated regional structure with frequent, open communication and frontline decision-making.
■	Focused and differentiated portfolios provide the greatest potential to generate excess returns	Builds portfolios that are reflective of the team’s best investment ideas so that the majority of excess returns are driven by stock selection.

Goldman Sachs Asset Management’s Fundamental Emerging Markets Equity team’s investment philosophy is grounded in the belief that we can achieve a competitive edge through selecting stocks on a bottom-up basis with local expertise while being opportunistic investors. We seek to discover a broad range of investment ideas whilst being flexible, nimble, contrarian and avoiding complacency. We believe a company’s prospective ability to generate high returns on invested capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

1

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. Proprietary, bottom-up research is the key driver of the investment process and the Investment Advisor seeks to generate the majority of excess returns through stock selection.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives
and Strategies

Goldman Sachs
Emerging Markets Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Market Investable Markets Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbols:	Class A: GEMAX; Class B: GEKBX; Class C: GEMCX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of emerging country issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers.* The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs
Emerging Markets Equity Fund continued

■ Argentina ■ Brazil ■ Chile ■ China ■ Colombia ■ Croatia ■ Czech Republic ■ Egypt	■ Hungary ■ India ■ Indonesia ■ Israel ■ Jordan ■ Kazakhstan ■ Kuwait ■ Malaysia	■ Mexico ■ Morocco ■ Pakistan ■ Peru ■ Philippines ■ Poland ■ Qatar ■ Romania	■ Russia ■ South Africa ■ South Korea ■ Sri Lanka ■ Taiwan ■ Thailand ■ Turkey	■ UAE (Abu Dhabi and Dubai) ■ Ukraine ■ Venezuela ■ Vietnam

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Asia Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

Symbols:	Class A: GSAGX; Class B: GSABX; Class C: GSACX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in issuers in Asian countries.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its Net Assets in a diversified portfolio of equity investments in Asian issuers.*

An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs
Asia Equity Fund continued

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Pakistan	■ Taiwan
■ India	■ Philippines	■ Thailand
■ Indonesia	■ Singapore
■ Malaysia	■ South Korea

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Many Asian countries can be characterized as either developing or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Some countries in the region have in the past experienced currency devaluations that resulted in high interest rate levels, sharp reductions in economic activity and significant drops in securities prices. Some countries in the region have in the past imposed restrictions on converting local currency which prevented foreign firms from selling assets and repatriating funds. Many countries in the region have historically faced political uncertainty, corruption, military intervention and social unrest. Examples include ethnic and sectarian violence in Indonesia and India, armed conflict between India and Pakistan, and insurgencies in the Philippines.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers, and allocations are subject to change in light of those views. Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed income securities, such as government, corporate and bank debt obligations.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
BRIC Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® BRIC 5-25 Investable Markets Index

Investment Focus:	Equity investments primarily in Brazil, Russia, India and China or in issuers that participate in these markets

Investment Style:	Active International

Symbols:	Class A: GBRAX; Class C: GBRCX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity investments in Brazil, Russia, India and China or issuers that participate in these markets.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its Net Assets in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries by deriving a significant amount of their total revenue or profit from goods produced, sales made or services provided or by maintaining a significant amount of their assets in BRIC countries.* Under normal circumstances, the Fund maintains investments in at least four emerging countries, Brazil, Russia, India and China. Generally, the Fund may invest in issuers that expose the Fund to the prevailing economic circumstances and factors present in the BRIC countries. The Fund may invest in other emerging country issuers, in addition to BRIC country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs
BRIC Fund continued

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries. The Fund’s investments may include companies of all capitalization sizes.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) equity and fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed and emerging country issuers.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940 (“INVESTMENT COMPANY ACT”), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS. THEREFORE, THE BRIC FUND MAY BE MORE SUSCEPTIBLE TO ADVERSE DEVELOPMENTS AFFECTING ANY SINGLE ISSUER HELD IN ITS PORTFOLIO, AND MAY BE MORE SUSCEPTIBLE TO GREATER LOSSES BECAUSE OF THESE DEVELOPMENTS.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Concentrated Emerging Markets
Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Market Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbols:	Class A: GSAEX; Class C: GSCEX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of emerging country issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of equity investments in emerging country issuers.* Under normal circumstances, the Fund invests primarily in equity securities of up to approximately 60 emerging country issuers with stock market capitalizations of at least $4 billion at the time of investment. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

9

Goldman Sachs
Concentrated Emerging Markets
Equity Fund continued

■ Argentina ■ Brazil ■ Chile ■ China ■ Colombia ■ Croatia ■ Czech Republic ■ Egypt	■ Hungary ■ India ■ Indonesia ■ Israel ■ Jordan ■ Kazakhstan ■ Kuwait ■ Malaysia	■ Mexico ■ Morocco ■ Pakistan ■ Peru ■ Philippines ■ Poland ■ Qatar ■ Romania	■ Russia ■ South Africa ■ South Korea ■ Sri Lanka ■ Taiwan ■ Thailand ■ Turkey	■ UAE (Abu Dhabi and Dubai) ■ Ukraine ■ Venezuela ■ Vietnam

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

Under normal circumstances, the Fund will maintain investments in at least six emerging countries, and will not purchase a security if, as a result of and at the time of such purchase, more than 35% of its Net Assets would be invested in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS. THEREFORE, THE FUND MAY BE MORE SUSCEPTIBLE TO ADVERSE DEVELOPMENTS AFFECTING ANY SINGLE ISSUER HELD IN ITS PORTFOLIO, AND MAY BE MORE SUSCEPTIBLE TO GREATER LOSSES BECAUSE OF THESE DEVELOPMENTS.

10

Other Investment Practices
and Securities

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

11

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Emerging			Concentrated
limited only by the objectives and strategies	Markets	Asia		Emerging
of the Fund	Equity	Equity	BRIC	Markets
— Not permitted	Fund	Fund	Fund	Equity Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•	•
Currency Swaps*	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	•	•	•	•
Index Swaps*	•	•	•	•
Foreign Currency Transactions	•	•	•	•
Futures Contracts and Options on Futures Contracts (including index futures)	•	•	•	•
Investment Company Securities (including exchange-traded funds)**	10	10	10	10
Options on Foreign Currencies[1]	•	•	•	•
Options on Securities and Securities Indices[2]	•	•	•	•
Repurchase Agreements	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25	25
Unseasoned Companies	•	•	•	•
Initial Public Offerings (“IPOs”)	•	•	•	•
Preferred Stock, Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	This percentage limitation does not apply to the Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Funds may purchase and sell call and put options on foreign currencies.

[2]	The Funds may sell covered call and put options and purchase call and put options.

12

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Emerging						Concentrated
limited only by the objectives and strategies	Markets		Asia				Emerging
of the Fund	Equity		Equity		BRIC		Markets
— Not permitted	Fund		Fund		Fund		Equity Fund
Investment Securities
American, European and Global Depositary Receipts	•		•		•		•
Asset-Backed and Mortgage-Backed Securities[1]	•		•		•		•
Bank Obligations[1,2]	•		•		•		•
Convertible Securities	•		•		•		•
Corporate Debt Obligations[1]	•		•		•		•
Equity Investments	80+		80+		80+		80+
Emerging Country Securities	•		•		•		•
Fixed Income Securities[3]	20	[5]	20	[6]	20	[5]	20	[5]
Foreign Securities	•		•		•		•
Foreign Government Securities[1]	•		•		•		•
Non-Investment Grade Fixed Income Securities[1,4]	•		•		•		•
Real Estate Investment Trusts	•		•		•		•
Structured Securities (which may include equity linked notes)*	•		•		•		•
Temporary Investments	35		100		35		100
U.S. Government Securities[1]	•		•		•		•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[1]	Limited by the amount the Fund invests in fixed income securities.

[2]	Issued by U.S. or foreign banks.

[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

[5]	The Emerging Markets Equity, BRIC and Concentrated Emerging Markets Equity Funds may invest in the aggregate up to 20% of their respective Net Assets in: (1) fixed income securities of private and government emerging country issuers; and (2) equity and fixed income investments in developed country issuers.

[6]	The Asia Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

13

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Emerging			Concentrated
	Markets	Asia		Emerging
• Applicable	Equity	Equity	BRIC	Markets Equity
— Not applicable	Fund	Fund	Fund	Fund
Liquidity	•	•	•	•
Market	•	•	•	•
NAV	•	•	•	•
Credit/Default	•	•	•	•
Foreign	•	•	•	•
Emerging Countries	•	•	•	•
Stock	•	•	•	•
Derivatives	•	•	•	•
Management	•	•	•	•
Interest Rate	•	•	•	•
Investment Style	•	•	•	•
Geographic	•	•	•	•
Mid Cap and Small Cap	•	•	•	•
Initial Public Offering	•	•	•	•
Issuer Concentration Risk	—	—	—	•
Non-Diversification	—	—	•	•
BRIC	•	—	•	•

All Funds:

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely

14

PRINCIPAL RISKS OF THE FUNDS

affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Funds that invest in non-investment grade fixed income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. Although each Fund reserves the right to meet redemption requests through in-kind distributions, to date the Funds have not historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings even if doing so may have a negative impact on remaining shareholders.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Funds’ shares. These shareholders may include, for example, institutional investors, fund-of-funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker. Redemptions by these shareholders of their shares of a Fund may further increase the Fund’s liquidity risk and may impact a Fund’s NAV.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less

15

economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in BRIC and other emerging countries.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, Asian and Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, that is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because

16

PRINCIPAL RISKS OF THE FUNDS

growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of the Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China issuers.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The Funds may invest in IPO shares. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Specific Funds:

■	Issuer Concentration Risk—Under normal circumstances, the Concentrated Emerging Markets Equity Fund intends to invest in up to approximately 60 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more

17

susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

■	Non-Diversification Risk—The BRIC and Concentrated Emerging Markets Equity Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	BRIC Risks—The economies, industries, securities and currency markets of Brazil, Russia, India and China may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Brazil. Investments in Brazil are subject to political risks including governmental restrictions on the outflow of profits to investors abroad, restrictions on the exchange or export of Brazilian currency, seizure of foreign investment and imposition of high taxes. Since the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets, buying and selling investments may be more difficult and costly. Brazilian issuers generally differ from U.S. public issuers in the lack of comparable publicly available information; disclosure; regulatory, accounting, auditing and financial standards; government regulation; and legal remedies for investors. Brazil’s economy outweighs that of all other South American countries and is characterized by large and well-developed agricultural, mining, manufacturing and service sectors. A significant economic vulnerability is the government’s large debt in relation to Brazil’s small (but growing) export base.

Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable

18

PRINCIPAL RISKS OF THE FUNDS

Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for more than 80% of exports, leaving the country vulnerable to swings in world prices.

India. Investments in India are subject to risks of: greater political, economic and social uncertainty; greater price volatility and less liquidity; less publicly available company disclosure; difficulty in enforcing judgments; restrictions on foreign investment and expropriation of capital; exchange control regulations; currency exchange rate fluctuations; and higher rates of inflation. Regulations in India prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers may require the approval of either the Indian government or the Reserve Bank of India. Foreign institutional investors (FII) are required to register with the Securities and Exchange Board of India (SEBI). Goldman Sachs Asset Management, L.P. (“GSAM”) is a registered FII and the inclusion of the Fund in GSAM’s registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. The shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).

Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. A tax is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases may also be taxed. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest and on dividends. India’s economy encompasses traditional village farming, modern agriculture, handicrafts, a wide range of modern industries, and a multitude of services. Services are the major source of economic growth, accounting for half of India’s output with less than one quarter of its labor force. About two-thirds of the workforce is in agriculture. Despite strong growth, the World Bank and others express concern about the combined state and federal budget deficit.

19

China. Investment in China (the People’s Republic of China, Hong Kong and Taiwan) is subject to legal, regulatory, monetary and economic risks. The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The securities markets in Hong Kong, by comparison, are relatively well developed and active. The economy of China may differ favorably or unfavorably from the U.S. economy in terms of the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Taiwan’s political and economic relationship with China could adversely impact investments in Taiwan.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

20

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the

21

distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

22

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q4 ’99 +29.84% Worst Quarter* 4Q ’08 –29.22%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 12/15/97)
Returns Before Taxes	–56.98%	4.25%	6.53%	3.14%
Returns After Taxes on Distributions**	–58.80%	2.71%	5.67%	2.24%
Returns After Taxes on Distributions and Sale of Fund Shares**	–34.50%	3.89%	5.86%	2.70%
MSCI® Emerging Market Investable Markets Index***	–53.68%	7.58%	7.82%	4.18%
MSCI® Emerging Markets Index****	–53.08%	8.01%	9.30%	6.13%

Class B (Inception 12/15/97)
Returns Before Taxes	–57.04%	4.32%	6.51%	3.09%
MSCI® Emerging Market Investable Markets Index***	–53.68%	7.58%	7.82%	4.18%
MSCI® Emerging Markets Index****	–53.08%	8.01%	9.30%	6.13%

Class C (Inception 12/15/97)
Returns Before Taxes	–55.29%	4.67%	6.45%	3.07%
MSCI® Emerging Market Investable Markets Index***	–53.68%	7.58%	7.82%	4.18%
MSCI® Emerging Markets Index****	–53.08%	8.01%	9.30%	6.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	On July 1, 2008, the Fund changed its benchmark from the MSCI® Emerging Markets Index to the MSCI® Emerging Market Investable Markets Index. In the Investment Adviser’s opinion, the MSCI® Emerging Market Investable Markets Index is a more appropriate benchmark against which to

23

measure the performance of the Fund. The MSCI® Emerging Market Investable Markets Index offers an exhaustive representation of the Emerging markets (Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 99% of their investable equity universe subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As of the end of December 2008, the MSCI® Emerging Market Investable Markets Index consisted of 2,419 constituents. It is not possible to invest directly in an unmanaged index.

****	The unmanaged MSCI® Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 24 emerging market countries. As of January 2009, the MSCI® Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

24

FUND PERFORMANCE

Asia Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* Q2 ’99 +30.97% Worst Quarter* 3Q ’08 –25.68%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 7/8/94)
Returns Before Taxes	–57.89%	–0.20%	2.69%	–1.79%
Returns After Taxes on Distributions**	–57.40%	–0.08%	2.75%	–1.83%
Returns After Taxes on Distributions and Sale of Fund Shares**	–36.80%	0.36%	2.61%	–1.36%
MSCI® All Country Asia ex-Japan Index (unhedged)***	–53.55%	2.44%	3.45%	–1.34%

Class B (Inception 5/1/96)
Returns Before Taxes	–58.04%	–0.22%	2.64%	–3.92%
MSCI® All Country Asia ex-Japan Index (unhedged)***	–53.55%	2.44%	3.45%	–2.73%

Class C (Inception 8/15/97)
Returns Before Taxes	–56.26%	0.19%	2.62%	–3.60%
MSCI® All Country Asia ex-Japan Index (unhedged)***	–53.55%	2.44%	3.45%	–2.44%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® All Country Asia ex-Japan Index (unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of Asia, excluding Japan. As of January 2009, the MSCI® All Country Asia ex-Japan Index consisted of the

25

following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

26

FUND PERFORMANCE

BRIC Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* 3Q ’07 +22.21% Worst Quarter* 3Q ’08 –34.71%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class A (Inception 6/30/06)
Returns Before Taxes	–64.01%	–12.66%
Returns After Taxes on Distributions**	–64.01%	–13.20%
Returns After Taxes on Distributions and Sale of Fund Shares**	–41.59%	–10.59%
MSCI® BRIC 5-25 Investable Markets Index***	–59.43%	N/A
MSCI® BRIC 5-25 Constrained Index****	–59.03%	–4.94%

Class C (Inception 6/30/06)
Returns Before Taxes	–62.55%	–11.32%
MSCI® BRIC 5-25 Investable Markets Index***	–59.43%	N/A
MSCI® BRIC 5-25 Constrained Index****	–59.03%	–4.94%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	On July 1, 2008, the Fund changed its benchmark from the MSCI® BRIC 5-25 Constrained Index to the MSCI® BRIC 5-25 Investable Markets Index. In the Investment Adviser’s opinion, the MSCI® BRIC 5-25 Investable Markets Index is a more appropriate benchmark against which to measure the performance of the Fund. The MSCI® BRIC 5-25 Investable Markets Index offers an exhaustive representation of the Brazilian, Russian, Indian and Chinese markets by targeting all companies with a market capitalization within the top 99% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices

27

methodology. In addition, the MSCI® BRIC 5-25 Investable Markets Index is weighted and rebalanced using a modified variation of the MSCI Barra’s proprietary “10-40” Index methodology. As of the end of December 2008, the MSCI® BRIC 5-25 IMI Index consisted of 757 constituents. It is not possible to invest directly in an index.

****	The MSCI® BRIC 5-25 Constrained Index is a customized, constrained benchmark, derived from the standard MSCI® BRIC Index, with individual stock weights capped at 5% and the total of all stocks weighing more than 2.5% capped at 25%. The MSCI® BRIC 5-25 Constrained Index combines, on a market capitalization weighted basis, the components of the MSCI Brazil, MSCI® Russia, MSCI India and MSCI China Equity Indices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

28

FUND PERFORMANCE

Concentrated Emerging Markets
Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)
Best Quarter* 2Q ’08 +0.30% Worst Quarter* 4Q ’08 –31.81%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Class A (Inception 6/29/07)
Returns Before Taxes	–57.06%	–38.68%
Returns After Taxes on Distributions**	–57.11%	–38.78%
Returns After Taxes on Distributions and Sale of Fund Shares**	–36.86%	–32.10%
MSCI Emerging Market Index***	–53.23%	–32.38%

Class C (Inception 6/29/07)
Returns Before Taxes	–55.43%	–36.88%
MSCI Emerging Market Index***	–53.23%	–32.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® Emerging Market Index (with dividends reinvested) is a free float adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets of over 30 emerging market countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

29

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

	Emerging Markets Equity Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.39%		0.39%		0.39%

Total Fund Operating Expenses*	1.84%		2.59%		2.59%

See pages 34-35 for all other footnotes.

30

FUND FEES AND EXPENSES

	Asia Equity Fund
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.52%		0.52%		0.52%

Total Fund Operating Expenses*	1.77%		2.52%		2.52%

See pages 34-35 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current fee waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Asia Equity Fund
	Class A	Class B	Class C
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.35%	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	1.60%	2.35%	2.35%

31

Fund Fees and Expenses continued

	BRIC Fund
	Class A		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[5]	2.0%		2.0%
Exchange Fees	None		None
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]*	1.30%		1.30%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	0.38%		0.38%

Total Fund Operating Expenses*	1.93%		2.68%

See pages 34-35 for all other footnotes.

*	The “Management Fees” shown in the table above do not reflect voluntary management fee waivers currently in place with respect to the Fund. The Fund’s “Management Fees” after application of current fee waivers and expense limitations are as set forth below. These fee waivers may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” and “Total Fund Operating Expenses” shown below would be higher.

	BRIC Fund
	Class A	Class C
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.27%	1.27%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.38%	0.38%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.90%	2.65%

32

FUND FEES AND EXPENSES

	Concentrated
	Emerging Markets
	Equity Fund
	Class A		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[5]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.15%		1.15%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	1.27%		1.27%

Total Fund Operating Expenses*	2.67%		3.42%

See pages 34-35 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current fee waivers and expense limitations, are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

	Concentrated
	Emerging Markets
	Equity Fund
	Class A	Class C
Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.15%	1.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.54%	0.54%

Total Fund Operating Expenses (after current expense limitations)	1.94%	2.69%

33

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, as described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A contingent deferred sales charge (“CDSC”) of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.

[3]	A CDSC is imposed on Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.

[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[6]	The Emerging Markets Equity, Asia Equity and BRIC Funds’ annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008. The Concentrated Emerging Markets Equity Fund’s annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal period ending October 31, 2009. Effective September 1, 2008, the Funds have changed their fiscal year end from August 31 to October 31.

[7]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily Net
Fund	Annual Rate	Assets
Emerging Markets Equity	1.20%	First $2 Billion
	1.08%	Next $3 Billion+
	1.03%	Next $3 Billion+
	1.01%	Over $8 Billion+

Asia Equity	1.00%	First $1 Billion
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion+
	0.84%	Next $3 Billion+
	0.82%	Over $8 Billion+

BRIC	1.30%	First $2 Billion
	1.17%	Next $3 Billion+
	1.11%	Next $3 Billion+
	1.09%	Over $8 Billion+

Concentrated Emerging Markets Equity	1.15%	First $2 Billion
	1.04%	Next $3 Billion+
	0.99%	Next $3 Billion+
	0.97%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rates have been effective since July 1, 2008.

The Investment Adviser has voluntarily agreed to waive a portion of the management fee on the BRIC Fund equal to 0.03% of the BRIC Fund’s average daily net assets. As a result of this management fee waiver, the current management fee of the BRIC Fund is 1.27% of the BRIC Fund’s average daily net assets. The waiver may be modified or terminated at any time at the option of the Investment Adviser.

34

FUND FEES AND EXPENSES

[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses
Emerging Markets Equity	0.354%
Asia Equity	0.164%
BRIC	0.264%
Concentrated Emerging Markets Equity	0.354%

These expense reductions may be terminated or modified at any time at the option of the Investment Adviser. “Other Expenses” of the Emerging Markets Equity Fund and the BRIC Fund are currently below their 0.354% and 0.264% caps, respectively.

35

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your Class A, B or C Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity
Class A Shares	$727	$1,097	$1,491	$2,590
Class B Shares
– Assuming complete redemption at end of period	$762	$1,105	$1,575	$2,742
– Assuming no redemption	$262	$805	$1,375	$2,742
Class C Shares
– Assuming complete redemption at end of period	$362	$805	$1,375	$2,925
– Assuming no redemption	$262	$805	$1,375	$2,925

Asia Equity
Class A Shares	$720	$1,077	$1,457	$2,519
Class B Shares
– Assuming complete redemption at end of period	$755	$1,085	$1,540	$2,672
– Assuming no redemption	$255	$785	$1,340	$2,672
Class C Shares
– Assuming complete redemption at end of period	$355	$785	$1,340	$2,856
– Assuming no redemption	$255	$785	$1,340	$2,856

BRIC
Class A Shares	$735	$1,123	$1,535	$2,680
Class C Shares
– Assuming complete redemption at end of period	$371	$832	$1,420	$3,012
– Assuming no redemption	$271	$832	$1,420	$3,012

Concentrated Emerging Markets Equity
Class A Shares	$805	$1,334	$1,887	$3,388
Class C Shares
– Assuming complete redemption at end of period	$445	$1,051	$1,779	$3,703
– Assuming no redemption	$345	$1,051	$1,779	$3,703

36

FUND FEES AND EXPENSES

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the SAI.

37

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Emerging Markets Equity Asia Equity BRIC Concentrated Emerging Markets Equity

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, one of which is GSAMI, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds

■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of each Fund

■	Provides office space and all necessary office equipment and services

38

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund’s average daily net assets) listed below:

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Emerging Markets Equity	1.20%	First $2 Billion	1.20%
	1.08%	Next $3 Billion ˆ
	1.03%	Next $3 Billion ˆ
	1.01%	Over $8 Billion ˆ

Asia Equity	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion ˆ
	0.84%	Next $3 Billion ˆ
	0.82%	Over $8 Billion ˆ

BRIC	1.30%	First $2 Billion	1.27% *
	1.17%	Next $3 Billion ˆ
	1.11%	Next $3 Billion ˆ
	1.09%	Over $8 Billion ˆ

Concentrated Emerging Markets Equity	1.15%	First $2 Billion	1.15%
	1.04%	Next $3 Billion ˆ
	0.99%	Next $3 Billion ˆ
	0.97%	Over $8 Billion ˆ

ˆ	These additional asset level breakpoints to the Investment Adviser’s contractual management fee rates have been effective since July 1, 2008.

*	Investment Adviser voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 1.27% as an annual percentage rate of the average daily net assets of the BRIC Fund for the fiscal period ended October 31, 2008.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2008 is available in the Funds’ annual report dated August 31, 2008.

39

     FUND MANAGERS

Fundamental Emerging Markets Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Maria Gordon, CFA Managing Director, Head of Global Emerging Markets Equity	Portfolio Manager— Emerging Markets Equity BRIC Concentrated Emerging Markets Equity	Since 2001 2006 2007	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equity in March 2003.

Richard Flax, CFA Executive Director Global Emerging Markets Equity	Portfolio Manager— BRIC Emerging Markets Equity Concentrated Emerging Markets Equity	Since 2006 2001 2007	Mr. Flax is a portfolio manager on the Global Emerging Markets Equity team. He joined the Investment Adviser’s Global Emerging Markets Equity team in 2001. Prior to that he worked at Fleming Investment Management as an emerging market debt analyst.

40

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Patrick Shum Managing Director, Head of Greater China Equity	Portfolio Manager— Asia Equity Emerging Markets Equity Concentrated Emerging Markets Equity BRIC	Since 2008 2008 2008 2008	Mr. Shum serves as Head of Greater China Equity. Mr. Shum joined the Investment Adviser in July 2007 from INVESCO Hong Kong where he was Chief Investment Officer of Asia ex Japan portfolios. Also in 2007, Mr. Shum served in the Central Policy Unit of the Hong Kong Government. Prior to that, Mr. Shum served as the Deputy General Manager and Chief Investment Officer of INVESCO Great Wall Fund Management Limited. Before joining INVESCO, Mr. Shum was the Co-founder and Chief Investment Officer of Asia Strategic Investment Management.

Eileen Rominger serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team. As CIO, Ms. Rominger oversees all portfolio management and investment research activities. Each portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

41

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global

42

SERVICE PROVIDERS

financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

43

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Distributions from net investment income and net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

44

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

     HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through certain brokers, registered investment advisers and other financial institutions (“Authorized Dealers”).

In order to make an initial investment in a Fund, you must furnish to your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to your Authorized Dealer:
Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund.

The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Is My Minimum Investment In The Funds?
For each of your accounts, the following minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

45

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates and any trustee or officer of the Goldman Sachs Trust (the “Trust”).

The minimum investment requirement may also be waived for certain mutual fund “wrap” programs at the discretion of the officers of the Trust. No minimum amount is required for additional investments by such accounts.

What Alternative Sales Arrangements Are Available?
The Emerging Markets Equity Fund and the Asia Equity Fund each offer Class A, Class B and Class C Shares through this Prospectus.

The BRIC Fund and the Concentrated Emerging Markets Equity Fund each offer Class A and Class C Shares through this Prospectus. These Funds do not currently, but may in the future, offer Class B Shares.

	Class A	Class B	Class C
Maximum Amount You Can Buy In The Aggregate Across All Goldman Sachs Funds	No limit	$100,000*	$1,000,000*

Initial Sales Charge	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%	None	None

CDSC	1% on certain investments of $1 million or more if you sell within 18 months after the end of the month in which the purchase was made	6 year declining CDSC with a maximum of 5%	1% if shares are redeemed within 12 months of purchase

Conversion Feature	None	Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is after 8 years after the purchase date	None

*	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in additional purchases if the current market value of all its Goldman Sachs Fund shares owned and/or purchased is equal to or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

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What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.

■	Authorized Dealers and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

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The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

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What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.

■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs or redemption fees) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

“Fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Funds, the Funds will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as

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reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

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Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

			Sales Charge		Maximum Dealer
	Sales Charge as		as Percentage		Allowance as
Amount of Purchase	Percentage of		of Net Amount		Percentage of
(including sales charge, if any)	Offering Price		Invested		Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments

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received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Dealer or other financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Dealer or other financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Dealer or other financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Dealer or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that if the Funds’ Transfer Agent is properly notified under the section “How Can The Sales Charge On Class A Shares Be Reduced — Right of Accumulation” described below, the “Amount of Purchase” in the preceding chart will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

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You should also note that if through your Authorized Dealer you provide the Transfer Agent with a signed written Statement of Intention to invest (not counting reinvestments of dividends or distributions) in the aggregate, within a 13-month period, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds, any investments you make during the 13 months will be treated as though the quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the SAI, information about sales charge discounts is available from your Authorized Dealer or other financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;

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■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;

■	Shareholders receiving distributions from a qualified Employee Benefit Plan of amounts invested in the Goldman Sachs Funds and reinvesting such amounts in a Goldman Sachs IRA;

■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Dealer and the Funds if you no longer are eligible for the exemption.

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A Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Dealer. You may be charged a fee by your Authorized Dealer.

 How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Dealer at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records. The SAI has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and

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redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. The SAI has more information about the Statement of Intention, which you should read carefully.

     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds (other than the BRIC Fund and the Concentrated Emerging Markets Equity Fund) at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

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The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

     A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;
■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or
■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other Employee Benefit Plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Dealer to discuss which share class option is right for you.

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■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to purchases of Class B Shares across all Goldman Sachs Funds.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B (except for the BRIC Fund and Concentrated Emerging Markets Equity Fund) and Class C Shares, each Fund also offers other classes of shares (or another class of shares in the case of the BRIC Fund and the Concentrated Emerging Markets Equity Fund) to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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     HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Dealer. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Dealer to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with your Authorized Dealer. In the alternative, your Authorized Dealer may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Dealer in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	A request is made in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

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In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.

■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Dealer or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Dealer. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act.

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Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: A shareholder may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
Each Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, each Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.

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■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an Intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee

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on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. Please contact your Authorized Dealer or financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Dealers (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Dealers may set times by which they must receive redemption requests. These Authorized Dealers may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.
■	Charge a fee in the event a redemption is made via wire transfer.

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The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to certain Goldman Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon

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60 days written notice. You should contact your Authorized Dealer to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Dealer.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

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For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

■	You should obtain and read the prospectus of the Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

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Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A, Class B and Class C Shares.

■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date of either the 3rd or 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” (i.e., through your Authorized Dealer), you will receive this information from your Authorized Dealer.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Dealer, please contact the Authorized Dealer to revoke your consent.

The Funds do not generally provide sub-accounting services.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Goldman Sachs and Authorized Dealers. If the fees received by Goldman Sachs

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pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

     PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

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     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Fund certain other Goldman Sachs Funds impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide — How To Sell Shares — What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide — How To Buy Shares — How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading

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surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

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are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividend-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. It is not anticipated that any significant percentage of the Funds’ dividends paid will be eligible for dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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TAXATION

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include

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“unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies

78

APPENDIX A

for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the

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issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe, the Middle East and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

80

APPENDIX A

civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop

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in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk.  A Fund that invests in foreign securities, may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend

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APPENDIX A

expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity

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and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain private investments in public equity (“PIPEs”)
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as

84

APPENDIX A

reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Non-Diversification and Concentration Risks. The BRIC and Concentrated Emerging Markets Equity Funds are each classified as a “nondiversified” fund under the Investment Company Act and are, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, these Funds may invest more than 25% of their total assets in the securities of corporate and government issuers located in a particular foreign country or region. Concentration of the investments of these Funds in issuers located in a particular country or region will subject the Funds, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of

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purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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APPENDIX A

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash Equivalents
■	Certain exchange-traded funds

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs beyond these limits.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the

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result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may also invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies (including ETFs), in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Direct Equity Investment. The BRIC Fund may invest up to 5% of its total assets in direct equity investments. The BRIC Fund may invest in direct equity investments that the Investment Adviser expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises,

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APPENDIX A

and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund’s other illiquid investments, comply with the Fund’s investment restriction on illiquid securities.

In most cases, the BRIC Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Investment Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund’s investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make its direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund’s direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company.

Direct equity investments in Chinese companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments, particularly in China, may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets of financial resources, or they may be dependent on a limited management group.

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Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign

90

APPENDIX A

governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored

91

enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage- or asset-Backed Securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

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APPENDIX A

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from

93

mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the credit worthiness of the issuers and market conditions impacting asset-backed securities more generally.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. Each Fund may not make additional investments if borrowings exceed 5% of its total assets.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other

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APPENDIX A

financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”) and equity linked notes. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity

95

linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging

96

APPENDIX A

purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Investment Company Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

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■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. A Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps, index swaps and currency swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

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APPENDIX A

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of

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bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the

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APPENDIX A

occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in a Fund’s annual report (available upon request).

EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund—Class A Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.13	$26.74	$19.91	$15.76	$10.49	$9.14

Income (loss) from investment operations
Net investment income[a]	0.05	0.14	0.07	0.16	0.09	0.04
Net realized and unrealized gain (loss)	(8.21)	(2.87)	6.98	4.12	5.19	1.35

Total from investment operations	(8.16)	(2.73)	7.05	4.28	5.28	1.39

Distributions to shareholders
From net investment income	—	(0.04)	(0.08)	(0.03)	(0.01)	(0.04)
From net realized gains	—	(3.84)	(0.14)	(0.10)	—	—

Total distributions	—	(3.88)	(0.22)	(0.13)	(0.01)	(0.04)

Net asset value, end of period	$11.97	$20.13	$26.74	$19.91	$15.76	$10.49

Total return[b]	(40.54)%	(13.92)%	35.67%	27.17%	50.51%	15.20%
Net assets, end of period (in 000s)	$263,099	$522,595	$671,311	$400,757	$87,292	$30,159
Ratio of net expenses to average net assets	1.86%[d]	1.84%	1.79%	1.81%	1.99%	2.18%
Ratio of net investment income to average net assets	1.81%[d]	0.55%	0.28%	0.82%	0.63%	0.36%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.90%[d]	1.84%	1.79%	1.81%	2.06%	2.33%
Ratio of net investment income to average net assets	1.77%[d]	0.55%	0.28%	0.82%	0.56%	0.21%
Portfolio turnover rate	20%	91%	97%	101%	91%	150%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

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APPENDIX B

	Emerging Markets Equity Fund—Class B Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.03	$25.61	$19.14	$15.24	$10.19	$8.91

Income (loss) from investment operations
Net investment loss[a]	0.02	(0.03)	(0.11)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(7.75)	(2.71)	6.72	4.02	5.06	1.31

Total from investment operations	(7.73)	(2.74)	6.61	4.00	5.05	1.30

Distributions to shareholders
From net investment income	—	—	—	—	—	(0.02)
From net realized gains	—	(3.84)	(0.14)	(0.10)	—	—

Total distributions	—	(3.84)	(0.14)	(0.10)	—	(0.02)

Net asset value, end of period	$11.30	$19.03	$25.61	$19.14	$15.24	$10.19

Total return[b]	(40.62)%	(14.55)%	34.68%	26.24%	49.51%	14.68%
Net assets, end of period (in 000s)	$7,919	$14,677	$16,574	$12,516	$6,080	$2,971
Ratio of net expenses to average net assets	2.61%[d]	2.59%	2.54%	2.56%	2.74%	2.74%
Ratio of net investment income (loss) to average net assets	1.01%[d]	(0.16)%	(0.50)%	(0.11)%	(0.11)%	(0.13)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.65%[d]	2.59%	2.54%	2.56%	2.81%	2.89%
Ratio of net investment income (loss) to average net assets	0.97%[d]	(0.16)%	(0.50)%	(0.11)%	(0.18)%	(0.28)%
Portfolio turnover rate	20%	91%	97%	101%	91%	150%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

103

	Emerging Markets Equity Fund—Class C Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.04	$25.62	$19.16	$15.26	$10.22	$8.92

Income (loss) from investment operations
Net investment income (loss)[a]	0.02	(0.04)	(0.12)	0.03	— [c]	(0.02)
Net realized and unrealized gain (loss)	(7.75)	(2.70)	6.72	3.97	5.04	1.32

Total from investment operations	(7.73)	(2.74)	6.60	4.00	5.04	1.30

Distributions to shareholders
From net realized gains	—	(3.84)	(0.14)	(0.10)	—	—

Net asset value, end of period	$11.31	$19.04	$25.62	$19.16	$15.26	$10.22

Total return[b]	(40.65)%	(14.58)%	34.64%	26.28%	49.32%	14.70%
Net assets, end of period (in 000s)	$11,612	$22,596	$28,345	$21,024	$2,835	$939
Ratio of net expenses to average net assets	2.61%[d]	2.59%	2.54%	2.56%	2.74%	2.74%
Ratio of net investment loss to average net assets	1.04%[d]	(0.19)%	(0.55)%	0.18%	0.02%	(0.22)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.65%[d]	2.59%	2.54%	2.56%	2.81%	2.89%
Ratio of net investment income (loss) to average net assets	1.00%[d]	(0.19)%	(0.55)%	0.18%	(0.05)%	(0.37)%
Portfolio turnover rate	20%	91%	97%	101%	91%	150%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

104

APPENDIX B

ASIA EQUITY FUND

	Asia Equity Fund—Class A Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.87	$22.13	$15.60	$13.38	$10.47	$9.37

Income from investment operations
Net investment income[a]	0.02	0.14	0.08	0.10	0.16	0.06
Net realized and unrealized gain (loss)	(6.78)	(4.32)	6.53	2.28	2.82	1.11

Total from investment operations	(6.76)	(4.18)	6.61	2.38	2.98	1.17

Distributions to shareholders
From net investment income	—	(0.15)	(0.08)	(0.16)	(0.07)	(0.07)
From net realized gains	—	(0.93)	—	—	—	—

Total distributions	—	(1.08)	(0.08)	(0.16)	(0.07)	(0.07)

Net asset value, end of period	$10.11	$16.87	$22.13	$15.60	$13.38	$10.47

Total return[b]	(40.07)%	(20.36)%[g]	42.55%	17.77%	28.64%	12.53%
Net assets, end of period (in 000s)	$37,075	$74,240	$128,224	$93,917	$59,572	$38,943
Ratio of net expenses to average net assets	1.60%[d]	1.60%	1.61%	1.60%	1.60%	1.79%
Ratio of net investment income to average net assets	0.97%[d]	0.63%	0.42%	0.63%	1.25%	0.62%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.44%[d]	1.77%	1.81%	1.87%	1.99%	2.40%
Ratio of net investment income to average net assets	0.13%[d]	0.46%	0.22%	0.36	0.86%	0.01%
Portfolio turnover rate	7%	47%	131%	162%	66%	105%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

105

	Asia Equity Fund—Class B Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.00	$21.13	$14.94	$12.85	$10.08	$9.04

Income (loss) from investment operations
Net investment income (loss)[a]	—[c]	(0.02)	(0.07)	(0.05)	0.04	0.01
Net realized and unrealized gain (loss)	(6.42)	(4.11)	6.26	2.22	2.74	1.06

Total from investment operations	(6.42)	(4.13)	6.19	2.17	2.78	1.07

Distributions to shareholders
From net investment income	—	(0.07)	—	(0.08)	(0.01)	(0.03)
From net realized gains	—	(0.93)	—	—	—	—

Total distributions	—	(1.00)	—	(0.08)	(0.01)	(0.03)

Net asset value, end of period	$9.58	$16.00	$21.13	$14.94	$12.85	$10.08

Total return[b]	(40.13)%	(21.00)%[g]	41.50%	16.93%	27.63%	11.85%
Net assets, end of period (in 000s)	$1,218	$2,432	$3,315	$3,430	$5,124	$4,096
Ratio of net expenses to average net assets	2.35%[d]	2.35%	2.36%	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	0.23%[d]	(0.10)%	(0.38)%	(0.36)%	0.38%	0.08%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	3.19%[d]	2.52%	2.56%	2.62%	2.74%	2.96%
Ratio of net investment loss to average net assets	(0.61)%[d]	(0.27)%	(0.58)%	(0.63)%	(0.01)%	(0.53)%
Portfolio turnover rate	7%	47%	131%	162%	66%	105%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

106

APPENDIX B

	Asia Equity Fund—Class C Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.88	$21.01	$14.85	$12.79	$10.03	$9.00

Income (loss) from investment operations
Net investment income (loss)[a]	—[c]	(0.04)	(0.06)	(0.01)	0.06	0.01
Net realized and unrealized gain (loss)	(6.37)	(4.06)	6.22	2.17	2.71	1.06

Total from investment operations	(6.37)	(4.10)	6.16	2.16	2.77	1.07

Distributions to shareholders
From net investment income	—	(0.10)	—	(0.10)	(0.01)	(0.04)
From net realized gains	—	(0.93)	—	—	—	—

Total distributions	—	(1.03)	—	(0.10)	(0.01)	(0.04)

Net asset value, end of period	$9.51	$15.88	$21.01	$14.85	$12.79	$10.03

Total return[b]	(40.11)%	(20.98)%[g]	41.48%	16.94%	27.60%	11.89%
Net assets, end of period (in 000s)	$2,245	$4,276	$6,314	$3,790	$2,090	$1,582
Ratio of net expenses to average net assets	2.35%[d]	2.35%	2.36%	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	0.21%[d]	(0.18)%	(0.32)%	(0.06)%	0.48%	0.06%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	3.19%[d]	2.52%	2.56%	2.62%	2.74%	2.96%
Ratio of net investment income (loss) to average net assets	(0.63)%[d]	(0.35)%	(0.52)%	(0.33)%	0.09%	(0.55)%
Portfolio turnover rate	7%	47%	131%	162%	66%	105%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

107

BRIC FUND

	BRIC Fund—Class A Shares
	For the Period
	September 1,	Year Ended
	2008 to	August 31,		Period Ended
	October 31,			August 31,
	2008*	2008	2007	2006[e]
Net asset value, beginning of period	$14.21	$16.29	$10.45	$10.00

Income (loss) from investment operations
Net investment loss[a]	0.02	(0.03)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(6.84)	(1.11)	5.93	0.48

Total from investment operations	(6.82)	(1.14)	5.86	0.45

Distributions to shareholders
From net investment income	—	(0.01)	—	—
From net realized gains	—	(0.93)	(0.02)	—

Total distributions	—	(0.94)	(0.02)	—

Net asset value, end of period	$7.39	$14.21	$16.29	$10.45

Total return[b]	(47.99)%	(8.49)%	55.99%	4.60%
Net assets, end of period (in 000s)	$179,052	$431,746	$250,209	$5,762
Ratio of net expenses to average net assets	1.97%[d]	1.90%	1.98%	1.97%[d]
Ratio of net investment income to average net assets	1.03%[d]	(0.14)%	(0.52)%	(1.48)%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.10%[d]	1.93%	2.08%	7.54%[d]
Ratio of net investment income (loss) to average net assets	0.90%[d]	(0.17)%	(0.62)%	(7.05)%[d]
Portfolio turnover rate	14%	72%	56%	8%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

108

APPENDIX B

	BRIC Fund—Class C Shares
	For the Period
	September 1,	Year Ended
	2008 to	August 31,		Period Ended
	October 31,			August 31,
	2008*	2008	2007	2006[e]
Net asset value, beginning of period	$13.97	$16.14	$10.43	$10.00

Income (loss) from investment operations
Net investment loss[a]	—[c]	(0.15)	(0.18)	(0.04)
Net realized and unrealized gain (loss)	(6.71)	(1.09)	5.91	0.47

Total from investment operations	(6.71)	(1.24)	5.73	0.43

Distributions to shareholders
From net realized gains	—	(0.93)	(0.02)	—

Net asset value, end of period	$7.26	$13.97	$16.14	$10.43

Total return[b]	(48.03)%	(9.18)%	54.85%	4.40%
Net assets, end of period (in 000s)	$77,810	$169,711	$91,085	$1,890
Ratio of net expenses to average net assets	2.72%[d]	2.65%	2.73%	2.72%[d]
Ratio of net investment income (loss) to average net assets	0.23%[d]	(0.88)%	(1.26)%	(2.19)%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.85%[d]	2.68%	2.83%	8.60%[d]
Ratio of net investment income (loss) to average net assets	0.10%[d]	(0.91)%	(1.36)%	(8.06)%[d]
Portfolio turnover rate	14%	72%	56%	8%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

109

CONCENTRATED EMERGING MARKETS EQUITY FUND

	Concentrated Emerging Markets
	Equity Fund—Class A Shares
	For the Period
	September 1,
	2008 to	Year Ended	Period Ended
	October 31,	August 31,	August 31,
	2008*	2008	2007[f]
Net asset value, beginning of period	$8.78	$10.03	$10.00

Income (loss) from investment operations
Net Investment income[a]	0.02	0.14	— [c]
Net realized and unrealized gain (loss)	(3.66)	$(1.31)	0.03

Total from investment operations	(3.64)	(1.17)	0.03

Distributions to shareholders
From net investment income	—	(0.02)	—
From net realized gains	—	(0.06)	—

Total distributions	—	(0.08)	—

Net asset value, end of period	$5.14	$8.78	$10.03

Total return[b]	(41.46)%	(11.77)%	0.30%
Net assets, end of period (in 000s)	$1,013	$1,971	$119
Ratio of net expenses to average net assets	1.80%[d]	1.94%	1.94%[d]
Ratio of net investment income to average net assets	1.52%[d]	1.31%	(0.17)%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.35%[d]	3.36%	5.55%[d]
Ratio of net investment income (loss) to average net assets	0.97%[d]	(0.11)%	(3.78)%[d]
Portfolio turnover rate	52%	121%	19%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

110

APPENDIX B

	Concentrated Emerging Markets
	Equity Fund—Class C Shares
	For the Period
	September 1,
	2008 to	Year Ended	Period Ended
	October 31,	August 31,	August 31,
	2008*	2008	2007[f]
Net asset value, beginning of period	$8.70	$10.01	$10.00

Income (loss) from investment operations
Net Investment income[a]	0.01	0.09	— [c]
Net realized and unrealized gain (loss)	(3.63)	(1.34)	0.01

Total from investment operations	(3.62)	(1.25)	0.01

Distributions to shareholders
From net realized gains	—	(0.06)	—

Net asset value, end of year	$5.08	$8.70	$10.01

Total return[b]	(41.61)%	(12.58)%	0.10%
Net assets, end of period (in 000s)	$52	$278	$19
Ratio of net expenses to average net assets	2.55%[d]	2.69%	2.69%[d]
Ratio of net investment income to average net assets	0.67%[d]	0.83%	(0.13)%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	3.10%[d]	4.11%	6.30%[d]
Ratio of net investment income (loss) to average net assets	0.12%[d]	(0.59)%	(3.74)%[d]
Portfolio turnover rate	52%	121%	19%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 112 for all other footnotes.

111

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Amount is less than $0.005 per share.

d	Annualized.

e	Commenced operations on June 30, 2006.

f	Commenced operations on June 29, 2007.

g	Total return reflects the impact of payments for class action settlements, amounting to $0.03 per share, received during the year and recorded as an increase to capital by the Asia Equity Fund.

Excluding such payments, the total return would have been:

Fund	Class A	Class B	Class C
Asia Equity	(20.59)%	(21.23)%	(21.21)%

112

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Emerging Markets Equity Fund
	5	Goldman Sachs Asia Equity Fund
	7	Goldman Sachs BRIC Fund
	9	Goldman Sachs Concentrated Emerging Markets Equity Fund

11	Other Investment Practices and Securities

14	Principal Risks of the Funds

21	Fund Performance

30	Fund Fees and Expenses

38	Service Providers

44	Dividends

45	Shareholder Guide
	45	How To Buy Shares
	61	How To Sell Shares

73	Taxation

76	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

102	Appendix B Financial Highlights

Fundamental Emerging Markets Equity
Funds Prospectus (Class A, B and C Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Funds’ fiscal year end changed from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EMEPROABC
00065774

Prospectus	Service Shares February 27, 2009

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.
■ Goldman Sachs Emerging Markets Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Emerging Markets Equity Fund (the “Fund”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

     FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

GSAMI’s Fundamental Emerging Markets Equity Investment Philosophy:

	Belief	How the Investment Advisor Acts on This Belief
■	Excess returns can be generated by conducting thorough fundamental research and selecting stocks on a bottom-up basis	Seeks to generate excess returns through an intensive research culture and a strong commitment to on-the-ground research resources around the world.
■	A team-based approach enriches debate and enhances the quality of investment decisions	Conducts proprietary bottom-up research in a team-orientated regional structure with frequent, open communication and frontline decision-making.
■	Focused and differentiated portfolios provide the greatest potential to generate excess returns	Builds portfolios that are reflective of the team’s best investment ideas so that the majority of excess returns are driven by stock selection.

Goldman Sachs Asset Management’s Fundamental Emerging Markets Equity team’s investment philosophy is grounded in the belief that we can achieve a competitive edge through selecting stocks on a bottom-up basis with local expertise while being opportunistic investors. We seek to discover a broad range of investment ideas whilst being flexible, nimble, contrarian and avoiding complacency. We believe a company’s prospective ability to generate high returns on invested capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

1

The Investment Adviser attempts to manage risk in this Fund through disciplined portfolio construction and continual portfolio review and analysis. Proprietary, bottom-up research is the key driver of the investment process and the Investment Advisor seeks to generate the majority of excess returns through stock selection.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed.

2

Fund Investment Objective
and Strategies

Goldman Sachs
Emerging Markets Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Market Investable Markets Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbol:	GEMSX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of emerging country issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers.* The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs
Emerging Markets Equity Fund continued

■ Argentina ■ Brazil ■ Chile ■ China ■ Colombia ■ Croatia ■ Czech Republic ■ Egypt	■ Hungary ■ India ■ Indonesia ■ Israel ■ Jordan ■ Kazakhstan ■ Kuwait ■ Malaysia	■ Mexico ■ Morocco ■ Pakistan ■ Peru ■ Philippines ■ Poland ■ Qatar ■ Romania	■ Russia ■ South Africa ■ South Korea ■ Sri Lanka ■ Taiwan ■ Thailand ■ Turkey	■ UAE (Abu Dhabi and Dubai) ■ Ukraine ■ Venezuela ■ Vietnam

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

4

Other Investment Practices
and Securities

The tables below and on the following page identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objectives. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Emerging
of the Fund	Markets
— Not permitted	Equity
Fund
Investment Practices

Borrowings	33 1/3

Cross Hedging of Currencies	•

Currency Swaps*	•

Custodial Receipts and Trust Certificates	•

Equity Swaps*	•

Index Swaps*	•
Foreign Currency Transactions	•

Futures Contracts and Options on Futures Contracts (including index futures)	•

Investment Company Securities (including exchange-traded funds)**	10

Options on Foreign Currencies[1]	•

Options on Securities and Securities Indices[2]	•

Repurchase Agreements	•

Securities Lending	33 1/3

Short Sales Against the Box	25

Unseasoned Companies	•

Initial Public Offerings (“IPOs”)	•

Preferred Stock, Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	This percentage limitation does not apply to the Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Fund may purchase and sell call and put options on foreign currencies.

[2]	The Fund may sell covered call and put options and purchase call and put options.

5

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Emerging
of the Fund	Markets
— Not permitted	Equity
Fund
Investment Securities

American, European and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[1]	•

Bank Obligations[1,2]	•

Convertible Securities	•

Corporate Debt Obligations[1]	•

Equity Investments	80+

Emerging Country Securities	•

Fixed Income Securities[3]	20	[5]

Foreign Securities	•

Foreign Government Securities[1]	•

Non-Investment Grade Fixed Income Securities[1,4]	•

Real Estate Investment Trusts	•

Structured Securities (which may include equity linked notes)*	•

Temporary Investments	35

U.S. Government Securities[1]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[1]	Limited by the amount the Fund invests in fixed income securities.

[2]	Issued by U.S. or foreign banks.

[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

[5]	The Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed income securities of private and government emerging country issuers; and (2) equity and fixed income investments in developed country issuers.

6

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Emerging
Markets
• Applicable	Equity
— Not applicable	Fund
Liquidity	•
Market	•
NAV	•
Credit/Default	•
Foreign	•
Emerging Countries	•
Stock	•
Derivatives	•
Management	•
Interest Rate	•
Investment Style	•
Geographic	•
Mid Cap and Small Cap	•
Initial Public Offering	•
BRIC (Brazil, Russia, India and China)	•

■	Liquidity Risk—The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market

7

conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Since the Fund can invest in non-investment grade fixed income securities, small and mid- capitalization stocks, REITs and emerging country issuers it will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. Although the Fund reserves the right to meet redemption requests through in-kind distributions, to date the Fund has not historically paid redemptions in kind. While the Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings even if doing so may have a negative impact on remaining shareholders.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Funds’ shares. These shareholders may include, for example, institutional investors, fund-of-funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker. Redemptions by these shareholders of their shares of a Fund may further increase the Fund’s liquidity risk and may impact a Fund’s NAV.

■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems

8

PRINCIPAL RISKS OF THE FUND

in share registration or settlement and custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in BRIC and other emerging countries.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, Asian and Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, that is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in

9

a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to the greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The Fund may invest in IPO shares. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

■	BRIC Risks—The economies, industries, securities and currency markets of Brazil, Russia, India and China may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Brazil. Investments in Brazil are subject to political risks including governmental restrictions on the outflow of profits to investors abroad, restrictions on the exchange or export of Brazilian currency, seizure of foreign investment and imposition of high taxes. Since the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets, buying and selling investments may be more difficult and costly. Brazilian issuers generally differ from U.S. public issuers in the lack of comparable publicly available information; disclosure; regulatory, accounting, auditing and financial standards; government regulation; and

10

PRINCIPAL RISKS OF THE FUND

legal remedies for investors. Brazil’s economy outweighs that of all other South American countries and is characterized by large and well-developed agricultural, mining, manufacturing and service sectors. A significant economic vulnerability is the government’s large debt in relation to Brazil’s small (but growing) export base.

Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for more than 80% of exports, leaving the country vulnerable to swings in world prices.

India. Investments in India are subject to risks of: greater political, economic and social uncertainty; greater price volatility and less liquidity; less publicly available company disclosure; difficulty in enforcing judgments; restrictions on foreign investment and expropriation of capital; exchange control regulations; currency exchange rate fluctuations; and higher rates of inflation. Regulations in India prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers may require the approval of either the Indian government or the Reserve Bank of India. Foreign institutional investors (FII) are required to register with the Securities and Exchange Board of India (SEBI). Goldman Sachs Asset Management, L.P. (“GSAM”) is a registered FII and the inclusion of the Fund in GSAM’s registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. The

11

shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).

Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. A tax is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases may also be taxed. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest and on dividends. India’s economy encompasses traditional village farming, modern agriculture, handicrafts, a wide range of modern industries, and a multitude of services. Services are the major source of economic growth, accounting for half of India’s output with less than one quarter of its labor force. About two-thirds of the workforce is in agriculture. Despite strong growth, the World Bank and others express concern about the combined state and federal budget deficit.

China. Investment in China (the People’s Republic of China, Hong Kong and Taiwan) is subject to legal, regulatory, monetary and economic risks. The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The securities markets in Hong Kong, by comparison, are relatively well developed and active. The economy of China may differ favorably or unfavorably from the U.S. economy in terms of the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Taiwan’s political and economic relationship with China could adversely impact investments in Taiwan.

12

PRINCIPAL RISKS OF THE FUND

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

13

Fund Performance

     HOW THE FUND HAS PERFORMED

The bar chart and table on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

14

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q4 ’99 +30.10% Worst Quarter* Q4 ’08 –29.21%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 12/15/97)
Returns Before Taxes	–54.53%	5.36%	7.27%	3.56%
Returns After Taxes on Distributions**	–56.52%	3.78%	6.39%	2.63%
Returns After Taxes on Distributions and Sale of Fund Shares**	–32.71%	4.86%	6.53%	3.06%
MSCI Emerging Market Investable Markets Index***	–53.68%	7.58%	7.82%	4.18%
MSCI® Emerging Markets Index****	–53.08%	8.01%	9.30%	6.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	On July 1, 2008, the Fund changed its benchmark from the MSCI® Emerging Markets Index to the MSCI® Emerging Market Investable Markets Index. In the Investment Adviser’s opinion, the MSCI® Emerging Market Investable Markets Index is a more appropriate benchmark against which to measure the performance of the Fund. The MSCI® Emerging Market Investable Markets Index offers an exhaustive representation of the Emerging markets (Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 99% of their investable equity universe subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As of the end of December 2008, the MSCI® Emerging Market Investable Markets Index consisted of 2,419 constituents. It is not possible to invest directly in an unmanaged index.

15

****	The unmanaged MSCI® Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 24 emerging market countries. As of January 2009, the MSCI® Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

16

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Emerging
Markets
Equity Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	2.0%
Exchange Fees	None

Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	1.20%
Other Expenses*	0.74%
Service Fees[4]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[5]*	0.24%

Total Fund Operating Expenses*	1.94%

See page 18 for all other footnotes.

17

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	The Fund’s annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008. Effective September 1, 2008, the Fund changed its fiscal year end from August 31 to October 31.

[3]	The Investment Adviser is entitled to management fees from the Fund at the annual rates equal to the following percentages of the average daily net assets of the Fund:

	Management Fee	Average Daily Net
Fund	Annual Rate	Assets
Emerging Markets Equity	1.20%	First $2 Billion
	1.08%	Next $3 Billion+
	1.03%	Next $3 Billion+
	1.01%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rate have been effective since July 1, 2008.

[4]	Service Organizations (as defined in the “Shareholder Guide”) may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[5]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rate of the Fund’s average daily net assets:

Other
Fund	Expenses

Emerging Markets Equity	0.354%

These expense reductions may be modified or terminated at any time at the option of the Investment Adviser. “All Other Expenses” of the Emerging Markets Equity Fund are currently below its 0.354% cap.

18

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity	$197	$609	$1,047	$2,264

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the SAI.

19

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Emerging Markets Equity

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, one of which is GSAMI, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund

■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of the Fund

■	Provides office space and all necessary office equipment and services

20

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund’s average daily net assets) listed below:

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Emerging Markets Equity	1.20%	First $2 Billion	1.20%
	1.08%	Next $3 Billion ˆ
	1.03%	Next $3 Billion ˆ
	1.01%	Over $8 Billion ˆ

ˆ	These additional asset level breakpoints to the Investment Adviser’s contractual management fee rate have been effective since July 1, 2008.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2008 is available in the Fund’s annual report dated August 31, 2008.

     FUND MANAGERS

Fundamental Emerging Markets Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our

21

portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Maria Gordon, CFA Managing Director, Head of Global Emerging Markets Equity	Portfolio Manager— Emerging Markets Equity	Since 2001	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equity in March 2003.

Richard Flax, CFA Executive Director Global Emerging Markets Equity	Portfolio Manager— Emerging Markets Equity	Since 2001	Mr. Flax is a portfolio manager on the Global Emerging Markets Equity team. He joined the Investment Adviser’s Global Emerging Markets Equity team in 2001. Prior to that he worked at Fleming Investment Management as an emerging market debt analyst.

Patrick Shum Managing Director, Head of Greater China Equity	Portfolio Manager— Emerging Markets Equity	Since 2008	Mr. Shum serves as Head of Greater China Equity. Mr. Shum joined the Investment Adviser in July 2007 from INVESCO Hong Kong where he was Chief Investment Officer of Asia ex Japan portfolios. Also in 2007, Mr. Shum served in the Central Policy Unit of the Hong Kong Government. Prior to that, Mr. Shum served as the Deputy General Manager and Chief Investment Officer of INVESCO Great Wall Fund Management Limited. Before joining INVESCO, Mr. Shum was the Co-founder and Chief Investment Officer of Asia Strategic Investment Management.

Eileen Rominger serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team. As CIO, Ms. Rominger oversees all portfolio management and investment research activities. Each portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

22

SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. Goldman Sachs may restrict transactions for itself, but not for the Fund (or vice versa). The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve

23

significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

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Dividends

The Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the nothing Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Fund may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Distributions from net investment income and net capital gains are declared and paid annually by the Fund.

From time to time a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

25

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Service Shares.

     HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Fund?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares (“Service Organizations”). No shareholder may buy Service Shares directly from the Fund. Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Fund on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation);
■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or

■	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

It is strongly recommended that payment be made by wiring federal funds.

It is expected that checks will be converted to federal funds within two business days after receipt.

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SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Service Organization’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other financial intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.

■	Service Organizations and financial intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Fund that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Service Organizations and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional

27

charge to the Fund. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund’s and other Goldman Sachs Funds, which may consist of payments relating to the Fund inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Service Shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Fund may also compensate intermediaries for sub-accounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your Service Organization or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Fund?
The Fund does not have any minimum purchase or account (minimum) requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.

■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Fund.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. After accepting an application, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify

29

an investor’s identity. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Service Shares is the Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Service Shares is the Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., redemption fees) after the Fund receives your order in proper form. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Board of Trustees.

“Fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts;

30

SHAREHOLDER GUIDE

governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does

31

not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     HOW TO SELL SHARES

How Can I Sell Service Shares Of The Fund?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will redeem its Service Shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. Redemption proceeds may be sent to shareholders by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

A Service Organization may request redemptions by electronic trading platform, in writing or by telephone (unless the Service Organization opts out of the telephone redemption privilege on the Account Application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

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SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.

■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time without prior written notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Fund will arrange for your redemption proceeds to be wired as federal funds to the domestic bank account, designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not

33

reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of other financial intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such financial intermediaries or Service Organization.

By Check: A shareholder may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.

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SHAREHOLDER GUIDE

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs.

■	Charge an additional fee in the event a redemption is made via wire transfer.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
A Service Organization may exchange Service Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

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SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment requirement in a Goldman Sachs Fund must satisfy the minimal initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Goldman Sachs Fund account is exchanged.

■	Currently, the Fund does not impose any charges for exchanges, although the Fund may impose a charge in the future.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Fund annual shareholder reports containing audited financial statements and semi-annual shareholder reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communication from the Fund to its shareholders, including but not limited to prospectuses,

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prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Act.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Fund certain other Goldman Sachs Funds impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide — How To Sell Shares — What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide — How To Buy Shares — How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be

38

SHAREHOLDER GUIDE

excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

39

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

40

TAXATION

are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividend-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate. It is not anticipated that any significant percentage of the Fund’s dividends paid will be eligible for dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to the shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

41

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

43

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include

44

APPENDIX A

“unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies

45

for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund will invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the

46

APPENDIX A

issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe, the Middle East and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

47

civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop

48

APPENDIX A

in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk.  The Fund , which invests in foreign securities, may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when the Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have

49

decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in the Fund may impact the Fund’s

50

APPENDIX A

liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain private investments in public equity (“PIPEs”)
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as

51

soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in

52

APPENDIX A

such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash Equivalents
■	Certain exchange-traded funds

53

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs beyond these limits.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange

54

APPENDIX A

necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may also invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies (including ETFs), in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

55

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

56

APPENDIX A

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other

57

types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage- or asset-Backed Securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO

58

APPENDIX A

that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities

59

present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the credit worthiness of the issuers and market conditions impacting asset-backed securities more generally.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual

60

APPENDIX A

obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”) and equity linked notes. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a

61

REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a

62

APPENDIX A

specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Investment Company Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and

63

options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. The Fund may invest in equity swaps, index swaps and currency swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and

64

APPENDIX A

yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may

65

receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

66

Appendix B
Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund—Service Shares
	For the Period
	September 1, 2008	Years Ended August 31,
	to October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.85	$26.48	$19.66	$15.56	$10.38	$9.06

Income (loss) from investment operations
Net investment income[a]	0.04	0.16	0.09	0.04	0.08	0.06
Net realized and unrealized gain (loss)	(8.09)	(2.88)	6.87	4.16	5.13	1.33

Total from investment operations	(8.05)	(2.72)	6.96	4.20	5.21	1.39

Distributions to shareholders
From net investment income	—	(0.07)	—	—	(0.03)	(0.07)
From net realized gains	—	(3.84)	(0.14)	(0.10)	—	—

Total distributions	—	(3.91)	(0.14)	(0.10)	(0.03)	(0.07)

Net asset value, end of period	$11.80	$19.85	$26.48	$19.66	$15.56	$10.38

Total return[b]	(40.55)%	(14.03)%	35.54%	27.07%	50.25%	15.36%
Net assets, end of period (in 000s)	$3,701	$7,472	$3,704	$704	$1,655	$567
Ratio of net expenses to average net assets	1.96%[c]	1.94%	1.89%	1.89%	2.09%	2.09%
Ratio of net investment income to average net assets	1.77%[c]	0.63%	0.38%	0.22%	0.58%	0.56%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.00%[c]	1.94%	1.89%	1.89%	2.16%	2.24%
Ratio of net investment income to average net assets	1.73%[c]	0.63%	0.38%	0.22%	0.51%	0.41%
Portfolio turnover rate	20%	91%	97%	101%	91%	150%

*	The Fund changed its fiscal year end from August 31 to October 31.

See page 68 for all other footnotes.

67

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Annualized.

68

Index

1	General Investment Management Approach

3	Fund Investment Objective and Strategies
	3	Goldman Sachs Emerging Markets Equity Fund

5	Other Investment Practices and Securities

7	Principal Risks of the Fund

14	Fund Performance

17	Fund Fees and Expenses

20	Service Providers

25	Dividends

26	Shareholder Guide
	26	How To Buy Shares
	32	How to Sell Shares

40	Taxation

43	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

67	Appendix B Financial Highlights

69

Fundamental Emerging Markets Equity Funds Prospectus (Service Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s fiscal year end changed from August 31 to October 31.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Fund may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Fund’s investment company registration number is 811-5349.
GSAM®is a registered service mark of Goldman, Sachs & Co.

EMEPROSVC

Prospectus	Institutional Shares February 27, 2009

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.
■ Goldman Sachs Emerging Markets Equity Fund ■ Goldman Sachs Asia Equity Fund ■ Goldman Sachs BRIC Fund (Brazil, Russia, India, China) ■ Goldman Sachs Concentrated Emerging Markets Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds (each a “Fund,” and collectively the “Funds”). GSAMI is referred to in this Prospectus as the “Investment Adviser.”

     FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

GSAMI’s Fundamental Emerging Markets Equity Investment Philosophy:

	Belief	How the Investment Advisor Acts on This Belief
■	Excess returns can be generated by conducting thorough fundamental research and selecting stocks on a bottom-up basis	Seeks to generate excess returns through an intensive research culture and a strong commitment to on-the-ground research resources around the world.
■	A team-based approach enriches debate and enhances the quality of investment decisions	Conducts proprietary bottom-up research in a team-orientated regional structure with frequent, open communication and frontline decision-making.
■	Focused and differentiated portfolios provide the greatest potential to generate excess returns	Builds portfolios that are reflective of the team’s best investment ideas so that the majority of excess returns are driven by stock selection.

Goldman Sachs Asset Management’s Fundamental Emerging Markets Equity team’s investment philosophy is grounded in the belief that we can achieve a competitive edge through selecting stocks on a bottom-up basis with local expertise while being opportunistic investors. We seek to discover a broad range of investment ideas whilst being flexible, nimble, contrarian and avoiding complacency. We believe a company’s prospective ability to generate high returns on invested capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

1

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. Proprietary, bottom-up research is the key driver of the investment process and the Investment Advisor seeks to generate the majority of excess returns through stock selection.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

2

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Fund Investment Objectives
and Strategies

Goldman Sachs
Emerging Markets Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Market Investable Markets Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbol:	GEMIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of emerging country issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers.* The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

3

Goldman Sachs
Emerging Markets Equity Fund continued

■ Argentina ■ Brazil ■ Chile ■ China ■ Colombia ■ Croatia ■ Czech Republic ■ Egypt	■ Hungary ■ India ■ Indonesia ■ Israel ■ Jordan ■ Kazakhstan ■ Kuwait ■ Malaysia	■ Mexico ■ Morocco ■ Pakistan ■ Peru ■ Philippines ■ Poland ■ Qatar ■ Romania	■ Russia ■ South Africa ■ South Korea ■ Sri Lanka ■ Taiwan ■ Thailand ■ Turkey	■ UAE (Abu Dhabi and Dubai) ■ Ukraine ■ Venezuela ■ Vietnam

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Asia Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

Symbol:	GSAIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in issuers in Asian countries.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its Net Assets in a diversified portfolio of equity investments in Asian issuers.*

An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs
Asia Equity Fund continued

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Pakistan	■ Taiwan
■ India	■ Philippines	■ Thailand
■ Indonesia	■ Singapore
■ Malaysia	■ South Korea

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Many Asian countries can be characterized as either developing or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Some countries in the region have in the past experienced currency devaluations that resulted in high interest rate levels, sharp reductions in economic activity and significant drops in securities prices. Some countries in the region have in the past imposed restrictions on converting local currency which prevented foreign firms from selling assets and repatriating funds. Many countries in the region have historically faced political uncertainty, corruption, military intervention and social unrest. Examples include ethnic and sectarian violence in Indonesia and India, armed conflict between India and Pakistan, and insurgencies in the Philippines.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers, and allocations are subject to change in light of those views. Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed income securities, such as government, corporate and bank debt obligations.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
BRIC Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® BRIC 5-25 Investable Markets Index

Investment Focus:	Equity investments primarily in Brazil, Russia, India and China or in issuers that participate in these markets

Investment Style:	Active International

Symbol:	GBRIX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity investments in Brazil, Russia, India and China or issuers that participate in these markets.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its Net Assets in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries by deriving a significant amount of their total revenue or profit from goods produced, sales made or services provided or by maintaining a significant amount of their assets in BRIC countries.* Under normal circumstances, the Fund maintains investments in at least four emerging countries, Brazil, Russia, India and China. Generally, the Fund may invest in issuers that expose the Fund to the prevailing economic circumstances and factors present in the BRIC countries. The Fund may invest in other emerging country issuers, in addition to BRIC country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs
BRIC Fund continued

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries. The Fund’s investments may include companies of all capitalization sizes.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) equity and fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed and emerging country issuers.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940 (“INVESTMENT COMPANY ACT”), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS. THEREFORE, THE BRIC FUND MAY BE MORE SUSCEPTIBLE TO ADVERSE DEVELOPMENTS AFFECTING ANY SINGLE ISSUER HELD IN ITS PORTFOLIO, AND MAY BE MORE SUSCEPTIBLE TO GREATER LOSSES BECAUSE OF THESE DEVELOPMENTS.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Concentrated Emerging Markets
Equity Fund

FUND FACTS
Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Market Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbol:	GSIJX

     INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of emerging country issuers.

     PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of equity investments in emerging country issuers.* Under normal circumstances, the Fund invests primarily in equity securities of up to approximately 60 emerging country issuers with stock market capitalizations of at least $4 billion at the time of investment. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

9

Goldman Sachs
Concentrated Emerging Markets
Equity Fund continued

■ Argentina ■ Brazil ■ Chile ■ China ■ Colombia ■ Croatia ■ Czech Republic ■ Egypt	■ Hungary ■ India ■ Indonesia ■ Israel ■ Jordan ■ Kazakhstan ■ Kuwait ■ Malaysia	■ Mexico ■ Morocco ■ Pakistan ■ Peru ■ Philippines ■ Poland ■ Qatar ■ Romania	■ Russia ■ South Africa ■ South Korea ■ Sri Lanka ■ Taiwan ■ Thailand ■ Turkey	■ UAE (Abu Dhabi and Dubai) ■ Ukraine ■ Venezuela ■ Vietnam

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

Under normal circumstances, the Fund will maintain investments in at least six emerging countries, and will not purchase a security if, as a result of and at the time of such purchase, more than 35% of its Net Assets would be invested in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS. THEREFORE, THE FUND MAY BE MORE SUSCEPTIBLE TO ADVERSE DEVELOPMENTS AFFECTING ANY SINGLE ISSUER HELD IN ITS PORTFOLIO, AND MAY BE MORE SUSCEPTIBLE TO GREATER LOSSES BECAUSE OF THESE DEVELOPMENTS.

10

Other Investment Practices
and Securities

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

11

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Emerging			Concentrated
limited only by the objectives and strategies	Markets	Asia		Emerging
of the Fund	Equity	Equity	BRIC	Markets
— Not permitted	Fund	Fund	Fund	Equity Fund
Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	•	•	•	•

Currency Swaps*	•	•	•	•

Custodial Receipts and Trust Certificates	•	•	•	•

Equity Swaps*	•	•	•	•

Index Swaps*	•	•	•	•

Foreign Currency Transactions	•	•	•	•

Futures Contracts and Options on Futures Contracts (including index futures)	•	•	•	•

Investment Company Securities (including exchange-traded funds)**	10	10	10	10

Options on Foreign Currencies[1]	•	•	•	•

Options on Securities and Securities Indices[2]	•	•	•	•

Repurchase Agreements	•	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3

Short Sales Against the Box	25	25	25	25

Unseasoned Companies	•	•	•	•

Initial Public Offerings (“IPOs”)	•	•	•	•

Preferred Stock, Warrants and Stock Purchase Rights	•	•	•	•

When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

**	This percentage limitation does not apply to the Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[1]	The Funds may purchase and sell call and put options on foreign currencies.

[2]	The Funds may sell covered call and put options and purchase call and put options.

12

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Emerging						Concentrated
limited only by the objectives and strategies	Markets		Asia				Emerging
of the Fund	Equity		Equity		BRIC		Markets
— Not permitted	Fund		Fund		Fund		Equity Fund
Investment Securities

American, European and Global Depositary Receipts	•		•		•		•

Asset-Backed and Mortgage-Backed Securities[1]	•		•		•		•

Bank Obligations[1,2]	•		•		•		•

Convertible Securities	•		•		•		•

Corporate Debt Obligations[1]	•		•		•		•

Equity Investments	80+		80+		80+		80+

Emerging Country Securities	•		•		•		•

Fixed Income Securities[3]	20	[5]	20	[6]	20	[5]	20	[5]

Foreign Securities	•		•		•		•

Foreign Government Securities[1]	•		•		•		•

Non-Investment Grade Fixed Income Securities[1,4]	•		•		•		•

Real Estate Investment Trusts	•		•		•		•

Structured Securities (which may include equity linked notes)*	•		•		•		•

Temporary Investments	35		100		35		100

U.S. Government Securities[1]	•		•		•		•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

[1]	Limited by the amount the Fund invests in fixed income securities.

[2]	Issued by U.S. or foreign banks.
[3]	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

[5]	The Emerging Markets Equity, BRIC and Concentrated Emerging Markets Equity Funds may invest in the aggregate up to 20% of their respective Net Assets in: (1) fixed income securities of private and government emerging country issuers; and (2) equity and fixed income investments in developed country issuers.

[6]	The Asia Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

13

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Emerging			Concentrated
	Markets	Asia		Emerging
• Applicable	Equity	Equity	BRIC	Markets Equity
— Not applicable	Fund	Fund	Fund	Fund
Liquidity	•	•	•	•
Market	•	•	•	•
NAV	•	•	•	•
Credit/Default	•	•	•	•
Foreign	•	•	•	•
Emerging Countries	•	•	•	•
Stock	•	•	•	•
Derivatives	•	•	•	•
Management	•	•	•	•
Interest Rate	•	•	•	•
Investment Style	•	•	•	•
Geographic	•	•	•	•
Mid Cap and Small Cap	•	•	•	•
Initial Public Offering	•	•	•	•
Issuer Concentration Risk	—	—	—	•
Non-Diversification	—	—	•	•
BRIC	•	—	•	•

All Funds:

■	Liquidity Risk—The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely

14

PRINCIPAL RISKS OF THE FUNDS

affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Funds that invest in non-investment grade fixed income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. Although each Fund reserves the right to meet redemption requests through in-kind distributions, to date the Funds have not historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings even if doing so may have a negative impact on remaining shareholders.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Funds’ shares. These shareholders may include, for example, institutional investors, fund-of-funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a centralized decision-maker. Redemptions by these shareholders of their shares of a Fund may further increase the Fund’s liquidity risk and may impact a Fund’s NAV.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less

15

economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in share registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in BRIC and other emerging countries.

■	Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, Asian and Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, that is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because

16

PRINCIPAL RISKS OF THE FUNDS

growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—Concentration of the investments of the Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China issuers.

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The Funds may invest in IPO shares. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Specific Funds:

■	Issuer Concentration Risk—Under normal circumstances, the Concentrated Emerging Markets Equity Fund intends to invest in up to approximately 60 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more

17

susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

■	Non-Diversification Risk—The BRIC and Concentrated Emerging Markets Equity Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	BRIC Risks—The economies, industries, securities and currency markets of Brazil, Russia, India and China may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Brazil. Investments in Brazil are subject to political risks including governmental restrictions on the outflow of profits to investors abroad, restrictions on the exchange or export of Brazilian currency, seizure of foreign investment and imposition of high taxes. Since the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets, buying and selling investments may be more difficult and costly. Brazilian issuers generally differ from U.S. public issuers in the lack of comparable publicly available information; disclosure; regulatory, accounting, auditing and financial standards; government regulation; and legal remedies for investors. Brazil’s economy outweighs that of all other South American countries and is characterized by large and well-developed agricultural, mining, manufacturing and service sectors. A significant economic vulnerability is the government’s large debt in relation to Brazil’s small (but growing) export base.

Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable

18

PRINCIPAL RISKS OF THE FUNDS

Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for more than 80% of exports, leaving the country vulnerable to swings in world prices.

India. Investments in India are subject to risks of: greater political, economic and social uncertainty; greater price volatility and less liquidity; less publicly available company disclosure; difficulty in enforcing judgments; restrictions on foreign investment and expropriation of capital; exchange control regulations; currency exchange rate fluctuations; and higher rates of inflation. Regulations in India prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers may require the approval of either the Indian government or the Reserve Bank of India. Foreign institutional investors (FII) are required to register with the Securities and Exchange Board of India (SEBI). Goldman Sachs Asset Management, L.P. (“GSAM”) is a registered FII and the inclusion of the Fund in GSAM’s registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. The shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).

Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. A tax is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases may also be taxed. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest and on dividends. India’s economy encompasses traditional village farming, modern agriculture, handicrafts, a wide range of modern industries, and a multitude of services. Services are the major source of economic growth, accounting for half of India’s output with less than one quarter of its labor force. About two-thirds of the workforce is in agriculture. Despite strong growth, the World Bank and others express concern about the combined state and federal budget deficit.

19

China. Investment in China (the People’s Republic of China, Hong Kong and Taiwan) is subject to legal, regulatory, monetary and economic risks. The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The securities markets in Hong Kong, by comparison, are relatively well developed and active. The economy of China may differ favorably or unfavorably from the U.S. economy in terms of the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Taiwan’s political and economic relationship with China could adversely impact investments in Taiwan.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

20

Fund Performance

     HOW THE FUNDS HAVE PERFORMED

The bar charts and tables on the following pages provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar charts (including “Best Quarter” and “Worst Quarter” information) and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

21

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q4 ’99 +30.18% Worst Quarter* 4Q ’08 –29.14%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 12/15/97)
Returns Before Taxes	–54.29%	5.90%	7.71%	4.26%
Returns After Taxes on Distributions**	–56.24%	4.32%	6.82%	3.32%
Returns After Taxes on Distributions and Sale of Fund Shares**	–32.67%	5.31%	6.91%	3.67%
MSCI® Emerging Market Investable Markets Index***	–53.68%	7.58%	7.82%	4.18%
MSCI® Emerging Markets Index****	–53.08%	8.01%	9.30%	6.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	On July 1, 2008, the Fund changed its benchmark from the MSCI® Emerging Markets Index to the MSCI® Emerging Market Investable Markets Index. In the Investment Adviser’s opinion, the MSCI® Emerging Market Investable Markets Index is a more appropriate benchmark against which to measure the performance of the Fund. The MSCI® Emerging Market Investable Markets Index offers an exhaustive representation of the Emerging markets (Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 99% of their investable equity universe subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As of the end of December 2008, the MSCI® Emerging Market Investable Markets Index consisted of 2,419 constituents. It is not possible to invest directly in an unmanaged index.

22

FUND PERFORMANCE

****	The unmanaged MSCI® Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 24 emerging market countries. As of January 2009, the MSCI® Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

23

Asia Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* Q2 ’99 +31.32% Worst Quarter* 3Q ’08 –25.62%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 2/2/96)
Returns Before Taxes	–55.29%	1.34%	3.88%	–2.40%
Returns After Taxes on Distributions**	–54.90%	1.37%	3.87%	–2.43%
Returns After Taxes on Distributions and Sale of Fund Shares**	–35.01%	1.65%	3.64%	–1.83%
MSCI® All Country Asia ex-Japan Index (unhedged)***	–53.55%	2.44%	3.45%	–2.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® All Country Asia ex-Japan Index (unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of Asia, excluding Japan. As of January 2009, the MSCI® All Country Asia ex-Japan Index consisted of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

24

FUND PERFORMANCE

BRIC Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* 3Q ’07 +22.24% Worst Quarter* 3Q ’08 –34.68%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Institutional Shares (Inception 6/30/06)
Returns Before Taxes	–61.75%	–10.31%
Returns After Taxes on Distributions**	–61.75%	–10.87%
Returns After Taxes on Distributions and Sale of Fund Shares**	–40.12%	–8.66%
MSCI® BRIC 5-25 Investable Markets Index***	–59.43%	N/A
MSCI® BRIC 5-25 Constrained Index****	–59.03%	–4.94%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	On July 1, 2008, the Fund changed its benchmark from the MSCI® BRIC 5-25 Constrained Index to the MSCI® BRIC 5-25 Investable Markets Index. In the Investment Adviser’s opinion, the MSCI® BRIC 5-25 Investable Markets Index is a more appropriate benchmark against which to measure the performance of the Fund. The MSCI® BRIC 5-25 Investable Markets Index offers an exhaustive representation of the Brazilian, Russian, Indian and Chinese markets by targeting all companies with a market capitalization within the top 99% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. In addition, the MSCI® BRIC 5-25 Investable Markets Index is weighted and rebalanced using a modified variation of the MSCI Barra’s proprietary “10-40” Index methodology. As of the end of December 2008, the MSCI® BRIC 5-25 IMI Index consisted of 757 constituents. It is not possible to invest directly in an index.

****	The MSCI BRIC 5-25 Constrained Index is a customized constrained benchmark, derived from the standard MSCI BRIC Index, with individual stock weights capped at 5% and the total of all stocks weighing more than 2.5% capped at 25%. The MSCI BRIC 5-25 Constrained Index combines, on a market capitalization weighted basis, the components of the MSCI Brazil, MSCI Russia, MSCI India and MSCI China Equity Indices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

25

Concentrated Emerging Markets
Equity Fund

TOTAL RETURN	CALENDAR YEAR
Best Quarter* 2Q ’08 +0.40% Worst Quarter* 4Q ’08 –31.74%

     AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2008	1 Year	Since Inception
Institutional Shares (Inception 6/29/07)
Returns Before Taxes	–54.66%	–36.39%
Returns After Taxes on Distributions**	–54.73%	–36.52%
Returns After Taxes on Distributions and Sale of Fund Shares**	–35.26%	–30.23%
MSCI Emerging Market Index***	–53.23%	–32.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The unmanaged MSCI® Emerging Market Index (with dividends reinvested) is a free float adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets of over 30 emerging market countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

26

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Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

Emerging
Markets
Equity Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	2.0%
Exchange Fees	None

Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees3*	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses4*	0.24%

Total Fund Operating Expenses*	1.44%

See pages 30-31 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary fee waivers and/or expense limitations currently in place with respect to the Funds. The Funds’ “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses,” after application of current fee waivers and expense limitations are as set forth below. These fee waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Emerging
Markets
Equity Fund
Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses[4]	0.24%

Total Fund Operating Expenses (after current fee waivers or expense limitations)	1.44%

28

FUND FEES AND EXPENSES

		Concentrated
Asia		Emerging
Equity	BRIC	Markets
Fund	Fund	Equity Fund

None	None	None
None	None	None
2.0%	2.0%	2.0%
None	None	None

1.00%	1.30%	1.15%
None	None	None
0.37%	0.23%	1.12%

1.37%	1.53%	2.27%

		Concentrated
Asia		Emerging
Equity	BRIC	Markets
Fund	Fund	Equity Fund

1.00%	1.27%	1.15%
None	None	None
0.20%	0.23%	0.39%

1.20%	1.50%	1.54%

29

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	The Emerging Markets Equity, Asia Equity and BRIC Funds’ annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008. The Concentrated Emerging Markets Equity Fund’s annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal period ending October 31, 2009. Effective September 1, 2008, the Funds have changed their fiscal year end from August 31 to October 31.

[3]	The Investment Adviser is entitled to management fees from the Funds at the annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily Net
Fund	Annual Rate	Assets
Emerging Markets Equity	1.20%	First $2 Billion
	1.08%	Next $3 Billion+
	1.03%	Next $3 Billion+
	1.01%	Over $8 Billion+

Asia Equity	1.00%	First $1 Billion
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion+
	0.84%	Next $3 Billion+
	0.82%	Over $8 Billion+

BRIC	1.30%	First $2 Billion
	1.17%	Next $3 Billion+
	1.11%	Next $3 Billion+
	1.09%	Over $8 Billion+

Concentrated Emerging Markets Equity	1.15%	First $2 Billion
	1.04%	Next $3 Billion+
	0.99%	Next $3 Billion+
	0.97%	Over $8 Billion+

+	These additional asset level breakpoints to the Investment Adviser’s contractual management rates have been effective since July 1, 2008.

The Investment Adviser has voluntarily agreed to waive a portion of the management fee on the BRIC Fund equal to 0.03% of the BRIC Fund’s average daily net assets. As a result of this management fee waiver, the current management fee of the BRIC Fund is 1.27% of the BRIC Fund’s average daily net assets. The waiver may be modified or terminated at any time at the option of the Investment Adviser.

30

FUND FEES AND EXPENSES

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses
Emerging Markets Equity	0.354%
Asia Equity	0.164%
BRIC	0.264%
Concentrated Emerging Markets Equity	0.354%

These expense reductions may be terminated or modified at any time at the option of the Investment Adviser. “Other Expenses” of the Emerging Markets Equity Fund and the BRIC Fund are currently below their 0.354% and 0.264% caps, respectively.

31

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity	$147	$456	$787	$1,724

Asia Equity	$139	$434	$750	$1,646

BRIC	$156	$483	$834	$1,824

Concentrated Emerging Markets Equity	$230	$709	$1,215	$2,605

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide — How To Buy Shares — How Do I Purchase Shares Through a Financial Institution?” in the Prospectus and “Payments to Intermediaries” in the SAI.

32

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Emerging Markets Equity Asia Equity BRIC Concentrated Emerging Markets Equity

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, one of which is GSAMI, had assets under management of $690.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds

■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

■	Maintains the records of each Fund

■	Provides office space and all necessary office equipment and services

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     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund’s average daily net assets) listed below:

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	October 31, 2008
Emerging Markets Equity	1.20%	First $2 Billion	1.20%
	1.08%	Next $3 Billion ˆ
	1.03%	Next $3 Billion ˆ
	1.01%	Over $8 Billion ˆ

Asia Equity	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion ˆ
	0.84%	Next $3 Billion ˆ
	0.82%	Over $8 Billion ˆ

BRIC	1.30%	First $2 Billion	1.27% *
	1.17%	Next $3 Billion ˆ
	1.11%	Next $3 Billion ˆ
	1.09%	Over $8 Billion ˆ

Concentrated Emerging Markets Equity	1.15%	First $2 Billion	1.15%
	1.04%	Next $3 Billion ˆ
	0.99%	Next $3 Billion ˆ
	0.97%	Over $8 Billion ˆ

ˆ	These additional asset level breakpoints to the Investment Adviser’s contractual management fee rates have been effective since July 1, 2008.

*	Investment Adviser voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 1.27% as an annual percentage rate of the average daily net assets of the BRIC Fund for the fiscal period ended October 31, 2008.

The Investment Adviser may voluntarily waive a portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2008 is available in the Funds’ annual report dated August 31, 2008.

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SERVICE PROVIDERS

     FUND MANAGERS

Fundamental Emerging Markets Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Maria Gordon, CFA Managing Director, Head of Global Emerging Markets Equity	Portfolio Manager— Emerging Markets Equity BRIC Concentrated Emerging Markets Equity	Since 2001 2006 2007	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equity in March 2003.

Richard Flax, CFA Executive Director Global Emerging Markets Equity	Portfolio Manager— BRIC Emerging Markets Equity Concentrated Emerging Markets Equity	Since 2006 2001 2007	Mr. Flax is a portfolio manager on the Global Emerging Markets Equity team. He joined the Investment Adviser’s Global Emerging Markets Equity team in 2001. Prior to that he worked at Fleming Investment Management as an emerging market debt analyst.

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Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Patrick Shum Managing Director, Head of Greater China Equity	Portfolio Manager— Asia Equity Emerging Markets Equity Concentrated Emerging Markets Equity BRIC	Since 2008 2008 2008 2008	Mr. Shum serves as Head of Greater China Equity. Mr. Shum joined the Investment Adviser in July 2007 from INVESCO Hong Kong where he was Chief Investment Officer of Asia ex Japan portfolios. Also in 2007, Mr. Shum served in the Central Policy Unit of the Hong Kong Government. Prior to that, Mr. Shum served as the Deputy General Manager and Chief Investment Officer of INVESCO Great Wall Fund Management Limited. Before joining INVESCO, Mr. Shum was the Co-founder and Chief Investment Officer of Asia Strategic Investment Management.

Eileen Rominger serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team. As CIO, Ms. Rominger oversees all portfolio management and investment research activities. Each portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

36

SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global

37

financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Distributions from net investment income and net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

39

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ Institutional Shares.

     HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. In order to make an initial investment in a Fund, you must furnish to the Fund or your financial institution an Account Application. You should either:

■	Contact your financial institution who may place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation) or contact the Goldman Sachs Trust (the “Trust”) to place an order;
■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or

■	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

It is strongly recommended that payment be made by wiring federal funds.

It is expected that checks will be converted to federal funds within two business days after receipt.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, may designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any

40

SHAREHOLDER GUIDE

applicable redemption fee in the case of redemption orders) next determined after such acceptance.

■	Authorized institutions and other financial intermediaries will be responsible for transmitting accepted orders and payments to the Funds within the time period agreed upon by them.

You should contact your institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust. These institutions or other financial intermediaries (“Intermediaries”) may receive payments from Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to authorized institutions and Intermediaries to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Institutional Shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

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The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your institution or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

42

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations	No minimum
■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Trust; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other

43

investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.

■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.

■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees) after the Fund receives your order in proper form. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Board of Trustees.

“Fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those

45

relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits, or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

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SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

     HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at the NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by electronic trading platform, in writing or by telephone (unless the institution opts out of the telephone redemption privilege on the Account Application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

Certain institutions and financial intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent

47

unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide instructions and a Medallion signature guarantee indicating another address or account.)

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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SHAREHOLDER GUIDE

■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.

■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any financial intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: A shareholder may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
Each Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, each Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or

49

governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

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SHAREHOLDER GUIDE

■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another institution with a relationship with Goldman Sachs.
■	Charge an additional fee in the event a redemption is made via wire transfer.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange Institutional Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

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You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust.

■	Currently, the Funds do not impose any charge for exchange, although the Funds may impose a charge in the future.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly account statement. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your intermediary or Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

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SHAREHOLDER GUIDE

In addition, authorized institutions and other financial intermediaries will be responsible for providing any communications from the Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Investment Company Act.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Fund certain other Goldman Sachs Funds impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide — How To Sell Shares — What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair

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valuation, please see “Shareholder Guide — How To Buy Shares — How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by

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SHAREHOLDER GUIDE

financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

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TAXATION

are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividend-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. It is not anticipated that any significant percentage of the Funds’ dividends paid will be eligible for dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2010, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include

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APPENDIX A

“unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies

61

for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the

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APPENDIX A

issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe, the Middle East and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

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civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop

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APPENDIX A

in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Foreign Custody Risk.  A Fund that invests in foreign securities, may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend

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expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity

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and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain private investments in public equity (“PIPEs”)
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as

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reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Non-Diversification and Concentration Risks. The BRIC and Concentrated Emerging Markets Equity Funds are each classified as a “nondiversified” fund under the Investment Company Act and are, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, these Funds may invest more than 25% of their total assets in the securities of corporate and government issuers located in a particular foreign country or region. Concentration of the investments of these Funds in issuers located in a particular country or region will subject the Funds, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of

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purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash Equivalents
■	Certain exchange-traded funds

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”) such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs beyond these limits.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the

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result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may also invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies (including ETFs), in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Direct Equity Investment. The BRIC Fund may invest up to 5% of its total assets in direct equity investments. The BRIC Fund may invest in direct equity investments that the Investment Adviser expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises,

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and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund’s other illiquid investments, comply with the Fund’s investment restriction on illiquid securities.

In most cases, the BRIC Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Investment Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund’s investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make its direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund’s direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company.

Direct equity investments in Chinese companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments, particularly in China, may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets of financial resources, or they may be dependent on a limited management group.

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Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign

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governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored

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enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage- or asset-Backed Securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

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Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from

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mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the credit worthiness of the issuers and market conditions impacting asset-backed securities more generally.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. Each Fund may not make additional investments if borrowings exceed 5% of its total assets.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other

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financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”) and equity linked notes. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity

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linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging

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purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Investment Company Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

80

APPENDIX A

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. A Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps, index swaps and currency swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

81

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of

82

APPENDIX A

bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the

83

occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

84

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in a Fund’s annual report (available upon request).

EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund—Institutional Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.18	$27.91	$20.75	$16.39	$10.92	$9.49

Income (loss) from investment operations
Net investment income[a]	0.06	0.25	0.18	0.24	0.14	0.09
Net realized and unrealized gain (loss)	(8.64)	(3.04)	7.27	4.29	5.41	1.42

Total from investment operations	(8.58)	(2.79)	7.45	4.53	5.55	1.51

Distributions to shareholders
From net investment income	—	(0.10)	(0.15)	(0.07)	(0.08)	(0.08)
From net realized gains	—	(3.84)	(0.14)	(0.10)	—	—

Total distributions	—	(3.94)	(0.29)	(0.17)	(0.08)	(0.08)

Net asset value, end of period	$12.60	$21.18	$27.91	$20.75	$16.39	$10.92

Total return[b]	(40.51)%	(13.57)%	36.21%	27.74%	51.00%	15.91%
Net assets, end of period (in 000s)	$522,606	$986,258	$1,312,613	$498,643	$89,841	$45,644
Ratio of net expenses to average net assets	1.46%[d]	1.44%	1.39%	1.41%	1.59%	1.59%
Ratio of net investment income to average net assets	2.19%[d]	0.95%	0.73%	1.18%	1.01%	0.82%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.50%[d]	1.44%	1.39%	1.41%	1.66%	1.74%
Ratio of net investment income to average net assets	2.15%[d]	0.95%	0.73%	1.18%	0.94%	0.67%
Portfolio turnover rate	20%	91%	97%	101%	91%	150%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 89 for all other footnotes.

85

ASIA EQUITY FUND

	Asia Equity Fund—Institutional Shares
	For the Period
	September 1,
	2008 to	Years Ended August 31,
	October 31,
	2008*	2008	2007	2006	2005	2004
Net asset value, beginning of period	$17.84	$23.31	$16.42	$14.05	$11.00	$9.82

Income (loss) from investment operations
Net investment income[a]	0.03	0.22	0.17	0.15	0.23	0.20
Net realized and unrealized gain (loss)	(7.17)	(4.55)	6.86	2.40	2.95	1.09

Total from investment operations	(7.14)	(4.33)	7.03	2.55	3.18	1.29

Distributions to shareholders
From net investment income	—	(0.21)	(0.14)	(0.18)	(0.13)	(0.11)
From net realized gains	—	(0.93)	—	—	—	—

Total distributions	—	(1.14)	(0.14)	(0.18)	(0.13)	(0.11)

Net asset value, end of period	$10.70	$17.84	$23.31	$16.42	$14.05	$11.00

Total return[b]	(40.02)%	(20.04)%[f]	43.12%	18.29%	29.06%	13.21%
Net assets, end of period (in 000s)	$18,798	$41,334	$73,474	$42,674	$33,833	$21,475
Ratio of net expenses to average net assets	1.20%[d]	1.20%	1.21%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	1.45%[d]	0.95%	0.88%	0.97%	1.74%	1.74%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.04%[d]	1.37%	1.41%	1.47%	1.59%	1.81%
Ratio of net investment income to average net assets	0.61%[d]	0.78%	0.68%	0.70%	1.35%	1.13%
Portfolio turnover rate	7%	47%	131%	162%	66%	105%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 89 for all other footnotes.

86

APPENDIX B

BRIC FUND

	BRIC Fund—Institutional Shares
	For the Period
	September 1,	Year Ended		Period Ended
	2008 to	August 31,		August 31,
	October 31,
	2008*	2008	2007	2006[c]
Net asset value, beginning of period	$14.32	$16.37	$10.46	$10.00

Income (loss) from investment operations
Net investment (loss)[a]	0.03	0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(6.89)	(1.13)	5.94	0.47

Total from investment operations	(6.86)	(1.09)	5.93	0.46

Distributions to shareholders
From net investment income	—	(0.03)	—	—
From net realized gains	—	(0.93)	(0.02)	—

Total distributions	—	(0.96)	(0.02)	—

Net asset value, end of period	$7.46	$14.32	$16.37	$10.46

Total return[b]	(47.91)%	(8.17)%	56.75%	4.60%
Net assets, end of period (in 000s)	$18,058	$46,769	$32,095	$10,832
Ratio of net expenses to average net assets	1.57%[d]	1.50%	1.58%	1.57%[d]
Ratio of net investment (loss) income to average net assets	1.70%[d]	0.21%	(0.09)%	(0.41)%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.70%[d]	1.53%	1.86%	7.16%[d]
Ratio of net investment income (loss) to average net assets	1.57%[d]	0.18%	(0.37)%	(5.99)%[d]
Portfolio turnover rate	14%	72%	56%	8%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 89 for all other footnotes.

87

CONCENTRATED EMERGING MARKETS EQUITY FUND

	Concentrated Emerging
	Markets Equity Fund—
	Institutional Shares
		Year Ended	Period Ended
		August 31,	August 31,
	For the Period
	September 1,
	2008 to
	October 31,
	2008*	2008	2007[e]
Net asset value, beginning of period	$8.75	$10.03	$10.00

Income (loss) from investment operations
Net investment (loss)[a]	0.02	0.15	0.02
Net realized and unrealized gain (loss)	(3.65)	(1.34)	0.01

Total from investment operations	(3.63)	(1.19)	0.03

Distributions to shareholders
From net investment income	—	(0.03)	—
From net realized gains	—	(0.06)	—

Total distributions	—	(0.09)	—

Net asset value, end of period	$5.12	$8.75	$10.03

Total return[b]	(41.37)%	(12.00)%	0.30%
Net assets, end of period (in 000s)	$24,082	$50,725	$14,888
Ratio of net expenses to average net assets	1.40%[d]	1.54%	1.54%[d]
Ratio of net investment income to average net assets	1.79%[d]	1.48%	1.29%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.95%[d]	2.96%	5.15%[d]
Ratio of net investment income (loss) to average net assets	1.24%[d]	0.06%	(2.32)%[d]
Portfolio turnover rate	52%	121%	19%

* The Fund changed its fiscal year end from August 31 to October 31.

See page 89 for all other footnotes.

88

APPENDIX B

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	The Fund commenced operations on June 30, 2006.

d	Annualized.

e	The Fund commenced operations on June 29, 2007.

f	Total return reflects the impact of payments for class action settlements, amounting to $0.03 per share, received during the year and recorded as an increase to capital by the Asia Equity Fund.

Excluding such payments, the total return would have been (20.27)%.

89

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Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Emerging Markets Equity Fund
	5	Goldman Sachs Asia Equity Fund
	7	Goldman Sachs BRIC Fund
	9	Goldman Sachs Concentrated Emerging Markets Equity Fund

11	Other Investment Practices and Securities

14	Principal Risks of the Funds

21	Fund Performance

28	Fund Fees and Expenses

33	Service Providers

39	Dividends

40	Shareholder Guide
	40	How To Buy Shares
	47	How To Sell Shares

56	Taxation

59	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

85	Appendix B Financial Highlights

Fundamental Emerging Markets Equity
Funds Prospectus (Institutional Shares)

     FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Funds’ fiscal year end changed from August 31 to October 31.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

EMEPROINS

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 27, 2009
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS R SHARES
CLASS IR SHARES
SERVICE SHARES
INSTITUTIONAL SHARES
GOLDMAN SACHS BALANCED FUND
GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND
GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND
GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND
GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND
GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
GOLDMAN SACHS ASIA EQUITY FUND
GOLDMAN SACHS BRIC (BRAZIL, RUSSIA, INDIA, CHINA) FUND
GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND
GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
(Structured and International Equity Funds of Goldman Sachs Trust)
71 South Wacker Drive
Chicago, Illinois 60606
     This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectuses for the appropriate share classes of the Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC (Brazil, Russia, India, China) Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund and Goldman Sachs Strategic International Equity Fund dated February 27, 2009 (the “Prospectuses”), as they may be further amended and/or supplemented from time to time, and which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.
     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund’s 2008 annual report are incorporated herein by reference in the section “Financial Statements.” No other portions of each Fund’s Annual Report are incorporated by reference herein. A Fund’s annual report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 1-800-526-7384 (for Class A, Class B, Class C, Class R and Class IR Shareholders) or 1-800-621-2550 (for Institutional and Service Shareholders).
     GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is February 27, 2009.

-i-

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Structured Large Cap Value Fund
Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Structured Large Cap Growth Fund
Goldman Sachs Structured Small Cap Equity Fund
Goldman Sachs Structured Small Cap Value Fund
Goldman Sachs Structured Small Cap Growth Fund
Goldman Sachs Structured International Equity
Goldman Sachs Structured International Equity Flex Fund
Goldman Sachs Structured International Small Cap Fund
Goldman Sachs Structured Emerging Markets Equity Fund
32 Old Slip
New York, New York 10005
GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs Concentrated International Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Equity Fund
Goldman Sachs BRIC (Brazil, Russia, India, China) Fund
Goldman Sachs Concentrated Emerging Markets Equity Fund
Goldman Sachs Strategic International Equity Fund
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD
GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004
GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
Toll free (in U.S.) 800-621-2550

-ii-

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Balanced Fund (“Balanced Fund”), Goldman Sachs Structured Large Cap Value Fund (“Structured Large Cap Value Fund”), Goldman Sachs Structured U.S. Equity Fund (“Structured U.S. Equity Fund”), Goldman Sachs Structured Large Cap Growth Fund (“Structured Large Cap Growth Fund”), Goldman Sachs Structured Small Cap Equity Fund (“Structured Small Cap Equity Fund”), Goldman Sachs Structured Small Cap Value Fund (“Structured Small Cap Value Fund”), Goldman Sachs Structured Small Cap Growth Fund (“Structured Small Cap Growth Fund”), Goldman Sachs Structured International Equity Fund (“Structured International Equity Fund”), Goldman Sachs Structured International Equity Flex Fund (“Structured International Equity Flex Fund”), Goldman Sachs Structured International Small Cap Fund (“Structured International Small Cap Fund”), Goldman Sachs Structured Emerging Markets Equity Fund (“Structured Emerging Markets Equity Fund”), Goldman Sachs Concentrated International Equity Fund (“Concentrated International Equity Fund”), Goldman Sachs International Small Cap Fund (“International Small Cap Fund”), Goldman Sachs Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), Goldman Sachs Asia Equity Fund (“Asia Equity Fund”), Goldman Sachs BRIC (Brazil, Russia, India, China) Fund (“BRIC Fund”), Goldman Sachs Concentrated Emerging Markets Equity Fund (“Concentrated Emerging Markets Equity Fund”) and Goldman Sachs Strategic International Equity Fund (“Strategic International Equity Fund”) (collectively referred to herein as the “Funds”).
     The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders, and have created the Funds and other series pursuant thereto. Additional series may be added in the future from time to time. Each Fund (other than the Balanced, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC, Structured International Equity Flex, Concentrated Emerging Markets Equity, Structured International Small Cap and Structured Emerging Markets Equity Funds) currently offers seven classes of shares: Class A, Class B, Class C, Class R, Class IR, Institutional and Service Shares. The Balanced, Concentrated International Equity, International Small Cap and Emerging Markets Equity Funds currently offer five classes of shares: Class A, Class B, Class C, Institutional and Service Shares. The Structured International Equity Flex Fund currently offers five classes of shares: Class A, Class C, Institutional, Class R and Class IR Shares. The Asia Equity Fund currently offers four classes of shares: Class A, Class B, Class C and Institutional Shares. The BRIC, Concentrated Emerging Markets Equity, Structured International Small Cap and Structured Emerging Markets Equity Funds currently offer three classes of shares: Class A, Class C and Institutional Shares. See “Shares of the Trust.”
     The Structured Small Cap Value Fund, Structured Small Cap Growth Fund and Strategic International Equity Fund were launched in connection with the reorganization of the assets and liabilities of the AXA Enterprise Small Company Value Fund, AXA Enterprise Small Company Growth Fund and AXA Enterprise International Growth Fund of AXA Enterprise Funds Trust (“Enterprise Trust”) (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”), respectively. At a shareholder meeting held in the second quarter of 2007, the shareholders of the Predecessor Funds approved a proposed agreement and plan of reorganization whereby the Predecessor Funds were reorganized into the Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Strategic International Equity Fund, respectively. The Predecessor Funds, for purposes of the reorganization, are considered the accounting survivors and accordingly, certain financial history of the Predecessor Funds is included in this SAI.
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser to the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Value, Structured Small Cap Growth, Structured International Equity, Structured International Equity Flex, Structured International Small Cap and Structured Emerging Markets Equity Funds. Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, serves as the Investment Adviser to the Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC, Concentrated Emerging Markets Equity and Strategic International Equity Funds. GSAM and GSAMI are sometimes individually referred to as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. State Street Bank and Trust Company (“State Street”) serves as the custodian to the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Value, Structured Small Cap Growth, Structured International Equity and Structured International Equity Flex Funds. JPMorganChase Bank, N.A. (“JPMorganChase”) serves as the custodian to the Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC, Concentrated Emerging Markets Equity, Strategic International Equity, Structured International Small Cap and Structured Emerging Markets Equity Funds.

     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund, except the BRIC and Concentrated Emerging Markets Equity Funds, is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). Each of the BRIC and Concentrated Emerging Markets Equity Funds is a non-diversified, open-end management company (as defined in the Act). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Value, Structured Small Cap Growth, Structured International Equity, Structured International Equity Flex, Structured International Small Cap, Structured Emerging Markets Equity, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC, Concentrated Emerging Markets Equity and Strategic International Equity Funds, to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.
     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.
     The following discussion supplements the information in the Funds’ Prospectuses.
General Information Regarding The Funds
     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
     Quantitative Style Funds. The Structured U.S. Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Value, Structured Small Cap Growth, Structured International Equity, Structured International Equity Flex Fund, Structured International Small Cap and Structured Emerging Markets Equity Funds (the “Structured Equity Funds”) are managed using both quantitative and fundamental techniques. The investment process and the proprietary multifactor model used to implement it are discussed below.
     The equity portion of the Balanced Fund is managed using quantitative techniques. The investment process and the model used to implement it, as described in this SAI, are utilized in the management of the equity portion of the Balanced Fund.
     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Value and Structured Small Cap Growth Funds (the “Structured Domestic Equity Funds”), and a broad universe of foreign equity investments for

Structured International Equity, Structured International Equity Flex, Structured International Small Cap and Structured Emerging Markets Equity Funds (the “Structured Equity International Funds”). As described more fully below, the Investment Adviser uses proprietary multifactor models (the “Multifactor Models”) that attempt to forecast the returns of different markets, currencies and individual securities.
     In building a diversified portfolio for each Structured Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each Structured Fund’s benchmark. Each portfolio is primarily composed of securities that the Investment Adviser believes maximize the portfolio’s risk/return tradeoff characteristics. Each portfolio holds industry weightings similar to those of the relevant Fund’s benchmark.
     Multifactor Models. The Multifactor Models are rigorous computerized rating systems that seek to forecast the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The Structured Domestic Equity Funds, Structured International Small Cap and Structured Emerging Markets Equity Funds use one Multifactor Model that seeks to forecast the returns of securities in the relevant forecast universe. The Structured International Equity and Structured International Equity Flex Funds use several Multifactor Models that seek to forecast returns. Currently, the Structured International Equity and Structured International Equity Flex Funds use one model that seeks to forecast equity market returns, one model that seeks to forecast currency returns and six separate regional models that seek to forecast individual equity security returns in 21 different countries. Despite this variety, all individual equity Multifactor Models incorporate common variables including measures of value, price momentum, profitability, earnings quality, management impact and analyst sentiment. All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets in the forecast universe.
     The weightings assigned to the factors in the individual equity Multifactor Models used by the Structured Equity Funds are derived using a statistical formulation that considers each factor’s historical performance, volatility and stability of ranking in different market environments. As such, the Multifactor Models are designed to evaluate each security using factors that are statistically related to returns over the long run. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.
     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.
     Other Information. Since normal settlement for equity investments is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund’s net assets. Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500TM Index and the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Value, Structured Small Cap Growth, Structured International Small Cap and Structured Emerging Markets Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund’s effective equity exposure close to 100%. The Structured International Equity and Structured International Equity Flex Funds may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.
     Actively Managed International Funds. The Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC, Concentrated Emerging Markets Equity and Strategic International Equity Funds (the “International Equity Funds”) are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for these Funds are evaluated based on three key factors—the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to ensure that deviations from the benchmark are justifiable.
Additional Information About The Balanced Fund
     The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity investments. The Fund seeks to provide current income through investment in fixed income securities (bonds) and high dividend-paying stocks.
     The Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor’s goals. The Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. The Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity investments and greater diversification than a portfolio invested in only one asset class. The Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity investments.
     Fixed Income Strategies Designed to Maximize Return and Manage Risk. GSAM’s approach to managing the fixed income portion of the Balanced Fund’s portfolio seeks to provide high returns relative to a market benchmark, the Barclays Capital Aggregate Bond Index (the “Index”) (formerly the Lehman Brothers Aggregate Bond Index), while also seeking to provide high current income. This approach emphasizes (i) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (ii) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (iii) to a lesser extent, strategies based on GSAM’s expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.
     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least investment grade by two of the following nationally recognized statistical rating organizations (an “NRSRO”): Moody’s Investors Service Inc. (“Moody’s), Standard & Poor’s Ratings Group (“Standard & Poor’s) or Fitch, Inc. The securities currently included in the Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Barclays Capital. Inclusion of a security in the Index does not imply an opinion by Barclays Capital as to its attractiveness or appropriateness for investment. Although Barclays Capital obtains factual information used in connection with the Index from sources which it considers reliable, Barclays Capital claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.
     GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund’s portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund’s portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.
     A number of investment strategies will be used in selecting fixed income securities for the Fund’s portfolio. GSAM’s fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser’s target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.
     The Investment Adviser uses derivative instruments to manage the duration of the Fund’s fixed income investment portfolio. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of the Fund’s fixed income investment portfolio. The Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
     Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
     Market Sector Selection. Market sector selection for the fixed income portion of the Balanced Fund’s portfolio is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities).
     GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.
     Issuer Selection. Issuer selection is the purchase and sale of fixed income corporate securities based on a corporation’s current and expected credit standing (within the constraints imposed by the Balanced Fund’s minimum credit quality requirements). This strategy focuses on four types of corporate issuers. Selection of securities from the first type of issuers — those with low but stable credit — is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers — those with low and intermediate but improving credit quality — is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation is expected to occur relative to alternative securities as credit quality improves, the credit ratings of nationally recognized statistical ratings organizations are upgraded, and credit spreads narrow. Securities from the third type of issuers — issuers with deteriorating credit quality — will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and future potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market re-evaluation and relative price appreciation.
     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a “barbell” strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a “bullet” strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a “neutral yield curve” strategy in which the maturity distribution mirrors that of a benchmark.
Additional Information about the Concentrated International Equity and Strategic International Equity Funds
     The Funds’ Investment Adviser believes that outperformance is achieved by investing in companies that demonstrate long-term earnings power when purchased at attractive prices. The Investment Adviser’s Concentrated International Equity and Strategic International Equity strategy is defined by a bottom-up, research driven approach to investing that seeks to identify the most attractive investment opportunities from a broad opportunity set and not to restrict itself to investing in only “value” or “growth” stocks. The following strengths are deemed key to the success of this investment strategy:
     Extensive resources

•	Deep research team: A broad and deep research network comprised of fundamental equity research analysts focused on generating the best investment ideas from around the world for the Concentrated International Equity and Strategic International Equity Funds.

•	Local presence and global perspective: Research analysts are located in a number of international cities. This local presence ensures that the team conducts the frequency of meetings with company managements necessary to truly understand the businesses, while a familiarity with local languages, traditions and customs facilitates communication and the flow of information and insights from the managements during these meetings.
     Team-based approach

•	Experienced Portfolio Management team: GSAMI’s International Equity team is headed by Eileen Rominger, who serves as Chief Investment Officer of the Global Equity team. This depth of experience facilitates effective analysis of potential investment ideas for inclusion in the Concentrated International Equity and Strategic International Equity Funds.

•	Multiple teams discussing each stock: Investment ideas are first debated within the regional research teams, then presented to the broader research network at the twice-weekly Global Research Calls. Only if an idea is approved for the Buy List do the portfolio managers consider whether it warrants inclusion in the investment portfolio of the Concentrated International Equity and Strategic International Equity Funds. This team-based approach enriches debate, strengthens the consistency of the Investment Adviser’s process and enhances the quality of its investment decisions.

     Disciplined research

•	Focus on long-term earnings power: The International Equity team defines long-term earnings power as the ability of a company to generate strong, sustainable earnings and to create value for shareholders. This concept is critical to how the team thinks about valuation. This focus on companies’ normalized earnings is deemed key to successful stock comparison and selection, and that a long-term view provides the opportunity to uncover mis-priced securities overlooked by the market’s short-term focus.

•	Common valuation framework: A common valuation framework is used to ensure consistency when research analysts are valuing a company and comparing it to its peers globally, improve the dialogue between analysts and allows the portfolio managers to identify and purchase the best holding in any given industry.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
Corporate Debt Obligations
     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. The Structured Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     The Funds (except for the Balanced Fund and Structured Equity Funds) may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). The Balanced Fund may invest in bonds rated at least BB or B by Standard & Poor’s, Ba or B by Moody’s, or have a comparable rating by another NRSRO at the time of investment. These bonds are commonly referred to as “junk bonds” and are considered speculative. An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Balanced and the International Equity Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.
     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Balanced and International Equity Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
     Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
Commercial Paper and Other Short-Term Corporate Obligations
     The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
U.S. Government Securities
     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Bank Obligations
     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
     Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Funds may invest in deposits in U.S. and European banks satisfying the standards set forth above.
Zero Coupon Bonds
     Each Fund’s investments in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.
Variable and Floating Rate Securities
     The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
Custodial Receipts and Trust Certificates
     Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Municipal Securities
     The Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.
     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
     Dividends paid by the Fund from any tax-exempt interest it may receive will not be tax-exempt.
Mortgage Loans and Mortgage-Backed Securities
     Each Fund (other than the Structured Equity Funds) may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed rate mortgage loans (“Mortgage-Backed Securities”).
     Mortgage-Backed Securities (including collateralized mortgage obligations, REMICs and stripped mortgage-backed securities described below) are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

     General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units or commercial properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). The Mortgaged Properties may also include residential investment properties and second homes.
     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that a Fund invests in Mortgage-Backed Securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
     Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Funds’ investments are interest-rate sensitive, each Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.
     The rate of interest paid on mortgage-backed securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool, due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Ginnie Mae, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.
     The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage-backed securities in which certain of the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for the Funds.
     Adjustable Rate Mortgage Loans (“ARMs”). Each Fund (other than the Structured Equity Funds) may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases but may result in increased credit exposure and prepayment risks for lenders.
     ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in a Fund’s portfolio and, therefore, in the net asset value of such Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
     Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
     Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Funds may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.	Recent Governmental Action and Proposed Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted. Any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by any Fund, and could adversely affect the yields on the Mortgage-Backed Securities owned by the Funds. Proposed federal legislation would, if enacted, permit borrowers in bankruptcy to restructure residential mortgage loans secured by their primary residences. Bankruptcy courts could, if this legislation is enacted, reduce the amount of the principal balance of a residential mortgage loan that is secured by a lien on the residential mortgaged property, reduce the interest rate, extend the term to maturity or otherwise modify the terms of a bankrupt borrower’s residential mortgage loan. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, any Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other proposed federal legislation or programs could require or encourage servicers to modify residential mortgage loan terms specifically by reducing mortgage debt which would, in turn, allow the mortgage borrower to refinance into a government sponsored mortgage origination program. Other legislative or regulatory action could include limitations on upward adjustment of residential mortgage loan interest rates, insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements, and other actions, each of which may have the effect of reducing returns to the Funds which have invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. A Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.
     A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of a Fund’s portfolio.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
     Recent Events Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption currently impacting the capital and credit markets have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also (i) established a new secured lending credit facility which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2009; and (iii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.
     The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Funds.
Guaranteed Mortgage Pass-Through Securities
     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.
     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Recent Events Related to Freddie Mac and Fannie Mae.”
     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.
     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Recent Events Related to Freddie Mac and Fannie Mae.”
     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Mortgage Pass-Through Securities
     To the extent consistent with their investment policies, each Fund (other than the Structured Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain ARMs included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Privately Issued Mortgage-Backed Securities. Each Fund (other than the Structured Equity Funds) may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which certain of the Funds may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund invested in such security may consequently experience losses in respect of such Mortgage-Backed Security.
     Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.
     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Fund (other than the Structured Equity Funds) may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with a Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Recent Events Related to Freddie Mac and Fannie Mae.”
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
     Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS Securities. Certain of the mortgage loans underlying CMBS Securities constituting part of the collateral interests may be delinquent, in default or in foreclosure.
     Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.
     CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

     Stripped Mortgage-Backed Securities. The Balanced Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.
     Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
Recent Events Relating to the Mortgage-Backed Securities Markets and the Overall Economy
     The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by certain of the Funds. Additionally, a lack of credit liquidity, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgaged-Backed Securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by the Funds.
     The U.S. Government, the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. The impact such actions could have on any of the Mortgage-Backed Securities held by the Funds is unknown.
     Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the Mortgage-Backed Securities in which the Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgaged-backed securities that certain of the Funds may invest in as described above).
     The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund investing in such Mortgage-Backed Securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the Mortgaged-

Backed Securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the Mortgage-Backed Securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed Securities that are owned by a Fund may experience further declines after they are purchased by such Fund.
Inverse Floating Rate Securities
     The Balanced Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund’s 15% limitation on investments in such securities.
Asset-Backed Securities
     Each Fund (except the Structured Equity Funds) may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.
Loan Participations
     The Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations the Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
     Participation interests acquired by the Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the

Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Fund will normally be regarded as illiquid.
     For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.
Futures Contracts and Options on Futures Contracts
     Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Value, Structured Small Cap Growth, Structured International Small Cap and Structured Emerging Markets Equity Funds may only enter into such transactions with respect to a representative index. The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Each Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.
     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the Structured Domestic Equity Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund (other than the Structured Domestic Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark. The Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed income securities holdings in accordance with that Fund’s investment objective and policies.
     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the Structured Domestic Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund (other than the Structured Domestic Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. A Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
     In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Advisers to analyze correctly the futures markets.
Options on Securities and Securities Indices
     Writing Covered Options. Each Fund (with the exception of the Structured International Equity Flex Fund) may write (sell) covered call and put options on any securities in which it may invest. The BRIC and Concentrated Emerging Markets Equity Funds may also, to the extent each invests in foreign securities, write (sell) put and call options on foreign currencies. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option, or the exercise price in the case of a put option, or by owning offsetting options as described above.
     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Purchasing Options. Each Fund (with the exception of the Structured International Equity Flex Fund) may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.
     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.
     Yield Curve Options. The Balanced Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     The Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Balanced Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of such Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     There can be no assurance that higher trading activity, order flow or other unforeseen events might, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
     Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Real Estate Investment Trusts
     Each Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Warrants and Stock Purchase Rights
     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The Structured Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Foreign Securities
     Each Fund may invest in securities of foreign issuers. The Balanced Fund may invest in the aggregate up to 20% of its total assets (not including securities lending collateral and any investment of that collateral) in foreign securities. The Funds (other than the Balanced Fund and the Structured Domestic Equity Funds) will invest primarily in foreign securities under normal circumstances. With respect to the Balanced Fund and Structured Domestic Equity Funds, equity securities of foreign issuers must be traded in the United States.
     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.
     With any investment in foreign securities, there exists certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation or war. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.
     The Funds (other than the Structured Domestic Equity Funds) may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect a Fund’s investments in those countries.
     The International Equity and Structured International Equity Funds may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub-custodian will have no liability.
     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and (except for the Balanced Fund and Structured Domestic Equity Funds) may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.
     As described more fully below, each Fund (except the Structured Domestic Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Countries, including certain countries in Asia, Eastern Europe, Brazil, Russia, India and China,” below.
     Investing in Emerging Countries, including certain countries in Asia, Eastern Europe, Brazil, Russia, India and China. The International Equity Funds and Structured Equity International Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Balanced Fund may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.
     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are generally not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     Certain Funds may seek investment opportunities within former “Eastern bloc” countries in Eastern Europe. Certain Funds, including the BRIC Fund, will also seek investment opportunities within China and Russia. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy, although governmental involvement in the economy remains significant in many of these countries. However, business entities in China, Russia and many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade, particularly exports, and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
     A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”
     Investing in Brazil. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries, including certain countries in Asia, Eastern Europe, Brazil, Russia, India and China,” investing in Brazil presents additional risks.
     The Brazilian government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.
     Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under current Brazilian law, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund’s ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.
     The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian government may adversely affect the liquidity of the Brazilian stock market in the future.
     Investing in Russia. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries, including certain countries in Asia, Eastern Europe, Brazil, Russia, India and China,” investing in Russia presents additional risks.
     Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
     Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

     Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.
     Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.
     Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.
     The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
     Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
     Investing in India. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries, including certain countries in Asia, Eastern Europe, Brazil, Russia, India and China,” investing in India presents additional risks.
     Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable issuers in the U.S. and other developed countries, but may offer the potential for higher returns over the long term. The securities held by the Fund will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and the foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.
     The value of the Fund’s investments in Indian securities may also be affected by political and economic developments, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the U.S. and other developed countries. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.
     Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the “Guidelines”), published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. GSAM is a registered FII and the inclusion of the Fund in GSAM’s registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one company (subject to that company’s approval). Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.
     There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India. Comparable risks and considerations may be applicable to the extent the Fund invests in other countries.
     A tax of 10% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. There is no tax on gains from sales of equities held for more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year).
     The tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 12.5% plus surcharges. This tax is imposed on the company which pays the dividends.
     India’s stock market is undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in India is comparatively underdeveloped. Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the United States and other more developed securities markets.
     Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political, social or diplomatic developments (including war or terrorist attacks) may affect the values of investments in India and the availability of additional investments. The Indian population is composed of diverse religious, linguistic and ethnic groups. Religious and border disputes continue to pose problems for India. From time to time, India has experienced internal disputes between religious groups within the country. In addition, India has faced, and continues to face, military hostilities with neighboring countries and regional countries. These events could adversely influence the Indian economy and, as a result, negatively affect a Fund’s investments.

     The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.
     The Investment Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Fund’s income, gains or initial capital from India can occur.
     India’s guidelines under which foreign investors, such as the Fund, may invest directly in Indian securities are relatively new and evolving. There is no guarantee that the guidelines under which the Fund’s Indian investments have been established will not be changed.
     Investing in China. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries, including certain countries in Asia, Eastern Europe, Brazil, Russia, India and China,” investing in China presents additional risks.
     Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations.
     Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.
     China has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, China.
     Forward Foreign Currency Exchange Contracts. The Structured Domestic Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Balanced Fund, Structured Equity International Funds and International Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.
     Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of a Fund’s commitments with respect to such contracts.
     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. A Fund may, to the extent that it invests in foreign securities (and with the exception of the Structured International Equity Flex Fund), write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.
     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.
     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.
     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.
     A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
     A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.
     As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.
     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Currency Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars
     The Funds (other than the Structured Domestic Equity Funds) may enter into currency swaps for both hedging purposes and to seek to increase total return. The International Equity Funds (except for the Strategic International Equity Fund) and Structured Equity Funds (other than the Structured International Small Cap, Structured Emerging Markets Equity, Structured Small Cap Value, Structured Small Cap Growth Funds) may enter into index swaps for hedging purposes or to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, credit, total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. The Balanced Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.
     The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.
Convertible Securities
     Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
     In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.
Preferred Securities
     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Equity Swaps
     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
     A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Lending of Portfolio Securities
     Each Fund may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, a Fund attempts to increase its net investment income.
     Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations.
     With respect to loans that are collateralized by cash, the Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Investment Adviser or its affiliates for their services. If the Fund would receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.
     For the duration of any securities loan, the Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. The Fund will not have the right to vote its loaned securities during the period of the loan, but a Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.
     Securities lending involves certain risks. The Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. A Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects a Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in the Fund. In addition, a Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. A Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, a Fund may also lose its rights in the collateral. A Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If a Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase replacement securities in the market. However, the Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of a Fund’s total assets (including the loan collateral).
     The Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as a Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectuses regarding investing in fixed income securities and cash equivalents.
     The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Under the current securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as their securities lending agent.
     For its services, the securities lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions. The Funds’ Board of Trustees periodically reviews securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Funds’ securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.
When-Issued Securities and Forward Commitments
     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Investment in Unseasoned Companies
     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Private Investments in Public Equity
     The Concentrated Emerging Markets Equity Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Other Investment Companies
     Each Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”). A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies and money market funds for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that any Fund serves as an “Underlying Fund” to another Goldman Sachs Fund, that Fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the Act.
     Each Fund (other than the Structured Domestic Equity Funds) may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.
     ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. An ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.
Repurchase Agreements
     Each Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Funds (except the Structured Domestic Equity Funds) may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price for the duration of the agreement. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
     The Balanced Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.
     When the Balanced Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is thereafter monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Short Sales
     The Structured International Equity Flex, Structured International Small Cap and Structured Emerging Markets Equity Funds may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.
     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

     Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.
     There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
     Each Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.
     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.
Mortgage Dollar Rolls
     A Fund may invest in mortgage dollar rolls. When a Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.
Collateralized Debt Obligations
     The Balanced Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management and other administrative fees.
     The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify a under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Non-Diversified Status
     Since each of the BRIC and Concentrated Emerging Markets Equity Funds is “non-diversified” under the Act, each is subject only to certain federal tax diversification requirements. Under federal tax laws, each Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to United States Government Securities and regulated investment companies.
Temporary Investments
     Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in: U.S. government securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO; certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; cash; cash equivalents; and certain exchange-traded funds. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Portfolio Turnover
     Each Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
     During the two month fiscal period ended October 31, 2008, the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, International Small Cap, Concentrated International Equity, and Structured International Equity Funds’ portfolio turnover rates were significantly lower than the Funds’ portfolio turnover rates for the fiscal year ended August 31, 2008 because of reduced portfolio activity during the comparatively shorter fiscal period. Going forward, the Investment Advisers do not expect the portfolio turnover rates for these Funds to be as low as those of the most recent two month fiscal period. Notwithstanding the shorter fiscal period, the Balanced Fund’s portfolio turnover rate for the two-month fiscal period was significantly higher than usual because of the portfolio managers’ response to increased market volatility and an increase in the sales of portfolio securities to meet redemption requests.
     During the fiscal year ended October 31, 2008, the Structured International Small Cap and Structured Emerging Markets Equity Funds’ portfolio turnover rates increased significantly from the prior year’s portfolio turnover rates because the Funds commenced operations on September 28, 2007 and October 5, 2007, respectively, and their portfolio turnover rates were unusually low during their first fiscal period.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Fund.
     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction number (3) below, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

       As a matter of fundamental policy, a Fund may not:
(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.
(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).
(3)	Borrow money, except (a) each Fund (other than the Structured Small Cap Value, Structured Small Cap Growth, Structured International Small Cap, Structured Emerging Markets Equity, Structured International Equity Flex, BRIC and Strategic International Equity Funds) may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Structured Small Cap Value, Structured Small Cap Growth, Structured International Small Cap, Structured Emerging Markets Equity, Structured International Equity Flex, BRIC and Strategic International Equity Funds, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (c) each Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (d) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (e) each Fund may purchase securities on margin to the extent permitted by applicable law and (f) each Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) (Structured Small Cap Value, Structured Small Cap Growth, Structured International Small Cap, Structured Emerging Markets Equity, Structured International Equity Flex, BRIC and Strategic International Equity Funds only) loans to affiliates of the Funds to the extent permitted by law.
(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
(6)	Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.
(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.
(8)	Issue senior securities to the extent such issuance would violate applicable law.
     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

       A Fund may not:
(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets. (Mortgage dollar rolls are not subject to this limitation.)

(d)	Make short sales of securities, except: (i) the Structured International Equity Flex, Structured International Small Cap and Structured Emerging Markets Equity Funds may make short sales of securities, and (ii) a Fund may make short sales against the box.

TRUSTEES AND OFFICERS
     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.
Trustees of the Trust
     Information pertaining to the Trustees of the Trust as of February 27, 2009 is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991	President, ANB Associates (July 1994—March 1996 and November 1998—Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996—November 1998); Director of Arkwright Mutual Insurance Company (1984—1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989—2004); Member of Cornell University Council (1992—2004 and 2006—Present); Trustee of the Walnut Street Theater (1992—2004); Trustee, Scholarship America (1998—2005); Trustee, Institute for Higher Education Policy (2003—2008); Director, Private Equity Investors—III and IV (November 1998—2007), and Equity-Limited Investors II (April 2002—2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000—2003).	94	Apollo Investment Corporation (a business development company)

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975—May 2003); Director, Emerging Markets Group, Ltd. (2004—2006); and Director, Elderhostel, Inc. (2006—Present).	94	None

			Trustee—Goldman Sachs Mutual Fund Complex.

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991—2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006—Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003—2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006—2007).	94	None

			Trustee—Goldman Sachs Mutual Fund Complex.

Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007—Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000—June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999—January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997—August 2000).	94	None

			Trustee—Goldman Sachs Mutual Fund Complex.

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984—2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004—Present).	94	None

			Trustee—Goldman Sachs Mutual Fund Complex.

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003—2008); President, COO and Director, Cardean Learning Group (1999—2003); Director, Cantilever Technologies, Inc. (a private software company) (1999—2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987—Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990—1999).	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

			Trustee—Goldman Sachs Mutual Fund Complex.

Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998).	94	None

President—Goldman Sachs Mutual Fund Complex (November 2007—Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007—November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002—May 2004).

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999—Present); Consultant to GSAM (December 1994—May 1999); and Limited Partner, Goldman Sachs (December 1994—May 1999).	94	None

Trustee—Goldman Sachs Mutual Fund Complex.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

3	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Variable Insurance Trust. As of February 27, 2009, the Trust consists of 82 portfolios and the Goldman Sachs Variable Insurance Trust consists of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not offer shares to the public.

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust
     Information pertaining to the officers of the Trust as of February 27, 2009 is set forth below.
Officers of the Trust

	Position(s)	Term of Office
	Held With the	and Length of
Name, Age And Address	Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	Trustee and President	Since 2007	Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007—Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007—November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007—Present and December 2002—May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003—Present) and Vice President, Goldman Sachs (July 1995—November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Philip V. Giuca, Jr. 180 Maiden Lane New York, NY 10005 Age: 46	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992—Present). Assistant Treasurer — Goldman Sachs Mutual Fund Complex.

Peter Fortner 180 Maiden Lane New York, NY 10005 Age: 51	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000—Present); Associate, Prudential Insurance Company of America (November 1985—June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999—2000).

Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 180 Maiden Lane New York, NY 10005 Age: 45	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998—Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995—October 1998).

Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Officers of the Trust

	Position(s)	Term of Office
	Held With the	and Length of
Name, Age And Address	Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Scott McHugh 32 Old Slip New York, NY 10005 Age: 37	Assistant Treasurer	Since 2007	Vice President, Goldman Sachs (February 2007—Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005—2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998—2007).

Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 49	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999—Present); and Vice President of GSAM (April 1997—December 1999).

Vice President—Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 45	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006—Present); Vice President, GSAM (June 1998—Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996—June 1998).

Vice President—Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 46	Vice President	Since 2000	Manager, Financial Control — Shareholder Services, Goldman Sachs (1986—Present).

Vice President—Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 41	Vice President	Since 2007	Managing Director, Goldman Sachs (November 2005—Present); Vice President, Goldman Sachs (August 2000—November 2005); Senior Vice President—Dreyfus Service Corp (1999—2000); and Vice President—Dreyfus Service Corp (1996—1999).

Vice President—Goldman Sachs Mutual Fund Complex.

Jeffrey D. Matthes 180 Maiden Lane New York, NY 10005 Age: 39	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004—Present); and Associate, Goldman Sachs (December 2002—December 2004).

Vice President—Goldman Sachs Mutual Fund Complex.

Officers of the Trust

	Position(s)	Term of Office
	Held With the	and Length of
Name, Age And Address	Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Carlos W. Samuels	Vice President	Since 2007	Vice President, Goldman Sachs (December
180 Maiden Lane			2007—Present); Associate, Goldman Sachs
New York, NY 10005			(December 2005—December 2007); Analyst, Goldman
Age: 34			Sachs (January 2004—December 2005).

Vice President—Goldman Sachs Mutual Fund Complex.

Miriam Cytryn	Vice President	Since 2008	Vice President, GSAM (2008-Present); Vice
32 Old Slip			President of Divisional Management, Investment
New York, NY 10005			Management Division (2007-2008); Vice President
Age: 50			and Chief of Staff, GSAM US Distribution
(2003-2007); and Vice President of Employee
Relations, Goldman Sachs (1996-2003).

Vice President—Goldman Sachs Mutual Fund Complex.

Glen Casey	Vice President	Since 2008	Managing Director, Goldman Sachs (2007-Present);
32 Old Slip			and Vice President, Goldman Sachs (1997-2007).
New York, NY 10005
Age: 44			Vice President—Goldman Sachs Mutual Fund Complex.

George Travers	Vice President	Since 2008	Managing Director, Goldman Sachs (2007-present);
180 Maiden Lane,			Managing Director, UBS Ag (2005-2007); and
New York, NY 10038			Partner, Deloitte & Touche LLP (1990-2005,
Age: 41			partner from 2000-2005)

Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno	Secretary	Since 2003	Managing Director, Goldman Sachs (December
One New York Plaza			2006—Present); Associate General Counsel,
New York, NY 10004			Goldman Sachs (2002—Present); Vice President,
Age: 41			Goldman Sachs (1999—2006); and Assistant General
Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex
(2006—Present); and Assistant Secretary—Goldman
Sachs Mutual Fund Complex (2003—2006).

Dave Fishman	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December
32 Old Slip			2001—Present); and Vice President, Goldman Sachs
New York, NY 10005			(1997—December 2001).
Age: 44

Assistant Secretary—Goldman Sachs Mutual Fund
Complex.

Officers of the Trust

	Position(s)	Term of Office
	Held With the	and Length of
Name, Age And Address	Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Danny Burke	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987—Present).
32 Old Slip
New York, NY 10005			Assistant Secretary—Goldman Sachs Mutual Fund Complex.
Age: 46

George Djurasovic	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005—Present);
One New York Plaza			Associate General Counsel, Goldman Sachs
New York, NY 10004			(2006—Present); Assistant General Counsel,
Age: 38			Goldman Sachs (2005—2006); Senior Counsel, TIAA
— CREF (2004—2005); and Counsel, TIAA — CREF
(2000—2004).

Assistant Secretary—Goldman Sachs Mutual Fund
Complex.

Patricia Meyer	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (September
One New York Plaza			2006—Present); Associate General Counsel,
New York, NY 10004			Goldman Sachs (2009-Present); Assistant General
Age: 35			Counsel, Goldman Sachs (September 2006 —
December 2008); and Associate, Simpson Thacher &
Bartlett LLP (2000—2006).

Assistant Secretary—Goldman Sachs Mutual Fund
Complex.

Mark T. Robertson	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (April
One New York Plaza			2007—Present); Assistant General Counsel,
New York, NY 10004			Goldman Sachs (April 2007—Present); Associate,
Age: 32			Fried, Frank, Harris, Shriver & Jacobson LLP
(2004—2007); and Solicitor, Corrs Chambers
Westgarth (2002—2003).

Assistant Secretary—Goldman Sachs Mutual Fund
Complex.

Deborah Farrell	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005—Present);
One New York Plaza			Associate, Goldman Sachs (2001—2005); and
New York, NY 10004			Analyst, Goldman Sachs (1994—2005).
Age: 37

Assistant Secretary—Goldman Sachs Mutual Fund
Complex.

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees
     The Board of Trustees has established six standing committees in connection with their governance of the Funds — Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended October 31, 2008.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended October 31, 2008. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended October 31, 2008. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended October 31, 2008.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Messrs. McNamara and Perlowski serve on the Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended October 31, 2008.
     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Funds’ Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended October 31, 2008. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Municipal Opportunity Fund as of December 31, 2008.

Aggregate Dollar
Range of Equity
Securities in All
	Dollar Range of	Portfolios in Fund
	Equity Securities in	Complex Overseen By
Name of Trustee	the Funds(1)	Trustee(2)

Ashok N. Bakhru	Structured U.S. Equity Fund: Over $100,000	Over $100,000

John P. Coblentz, Jr.	Emerging Markets Equity Fund: $50,001 — $100,000	Over $100,000

Diana M. Daniels	None	$50,001 — $100,000

Patrick T. Harker	Structured International Equity Fund: $10,001 — $50,000	Over $100,000

James A. McNamara	Structured U.S. Equity Fund: $10,001 — $50,000	Over $100,000

Jessica Palmer	Structured International Equity Fund: $50,001 — $100,000	Over $100,000

Alan A. Shuch	None	Over $100,000

Richard P. Strubel	None	Over $100,000

1	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.

2	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Variable Insurance Trust. As of December 31, 2008, the Trust consisted of 83 portfolios (of which 82 offered shares to the public), the Goldman Sachs Variable Insurance Trust consisted of 11 portfolios, and the Goldman Sachs Municipal Opportunity Fund (which did not offer shares to the public).

     As of February 10, 2009, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting, Compliance Committee meeting, Contract Review Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31, 2008.
Trustee Compensation

	Fund
		Structured		Structured	Structured
		Large Cap	Structured	Large Cap	Small Cap
Name of Trustee	Balanced*	Value*	U.S. Equity*	Growth*	Equity*
Ashok N. Bakhru(1)	581	581	581	581	581
John P. Coblentz, Jr.(2)	416	416	416	416	416
Diana M. Daniels	361	361	361	361	361
Patrick T. Harker	361	361	361	361	361
James A. McNamara(3)	0	0	0	0	0
Jessica Palmer	361	361	361	361	361
Alan A. Shuch(3)	0	0	0	0	0
Richard P. Strubel	361	361	361	361	361

	Fund
	Structured	Structured	Structured
	International	Emerging	International
Name of Trustee	Small Cap	Markets Equity	Equity Flex
Ashok N. Bakhru(1)	3,478	3,478	3,478
John P. Coblentz, Jr.(2)	2,621	2,621	2,621
Diana M. Daniels	2,303	2,303	2,303
Patrick T. Harker	2,303	2,303	2,303
James A. McNamara(3)	0	0	0
Jessica Palmer	2,303	2,303	2,303
Alan A. Shuch(3)	0	0	0
Richard P. Strubel	2,303	2,303	2,303

	Fund
	Structured	Structured	Structured	Concentrated
	International	Small Cap	Small Cap	International	International
Name of Trustee	Equity*	Value	Growth	Equity*	Small Cap*
Ashok N. Bakhru(1)	581	3,478	3,478	581	581
John P. Coblentz, Jr.(2)	416	2,621	2,621	416	416
Diana M. Daniels	361	2,303	2,303	361	361
Patrick T. Harker	361	2,303	2,303	361	361
James A. McNamara(3)	0	0	0	0	0
Jessica Palmer	361	2,303	2,303	361	361
Alan A. Shuch(3)	0	0	0	0	0
Richard P. Strubel	361	2,303	2,303	361	361

	Fund
				Concentrated
				Emerging	Strategic
	Emerging			Markets	International
Name of Trustee	Markets Equity*	Asia Equity*	BRIC*	Equity*	Equity
Ashok N. Bakhru(1)	581	581	581	581	3,478
John P. Coblentz, Jr.(2)	416	416	416	416	2,621
Diana M. Daniels	361	361	361	361	2,303
Patrick T. Harker	361	361	361	361	2,303
James A. McNamara(3)	0	0	0	0	0
Jessica Palmer	361	361	361	361	2,303
Alan A. Shuch(3)	0	0	0	0	0
Richard P. Strubel	361	361	361	361	2,303

			Total Compensation	Total Compensation
	Aggregate	Pension or Retirement	From Fund Complex for the	From Fund Complex for the
	Compensation	Benefits Accrued as Part	fiscal period 9/1/08 to 10/31/08	fiscal year 11/1/07 to 10/31/08
Name of Trustee	from the Funds**	Of the Trust’s Expenses	(including the Funds)***	(including the Funds)***
Ashok N. Bakhru(1)	$27,840	—	$55,770	$330,905.00
John P. Coblentz, Jr.(2)	20,718	—	39,930	249,465.00
Diana M. Daniels	18,150	—	34,650	219,158.33
Patrick T. Harker	18,150	—	34,650	219,158.33
James A. McNamara(3)	0	—	0	0
Jessica Palmer	18,150	—	34,650	219,158.33
Alan A. Shuch(3)	0	—	0	0
Richard P. Strubel	18,150	—	34,650	219,158.33

*	This Fund changed its fiscal year end from August 31 to October 31, and this was therefore a two-month fiscal period.

**	Represents fees paid to each Trustee from the Funds during the fiscal year November 1, 2007 to October 31, 2008 or the two month fiscal period September 1, 2008 to October 31, 2008, for those Funds whose fiscal year end changed from August 31 to October 31.

***	Represents fees paid to each Trustee during the fiscal year (or period) ended October 31, 2008 from the Fund Complex. As of October 31, 2008, the Fund Complex consisted of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 85 portfolios (of which 84 offered shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios as of October 31, 2008.

1	Includes compensation as Board Chairman.

2	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

3	Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Funds or the Fund Complex.

     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2008, for those Funds whose fiscal year end changed from August 31 to October 31.
Trustee Compensation

	Fund
		Structured		Structured	Structured
		Large Cap	Structured	Large Cap	Small Cap
Name of Trustee	Balanced	Value	U.S. Equity	Growth	Equity
Ashok N. Bakhru(1)	3,155	3,155	3,155	3,155	3,155
John P. Coblentz, Jr.(2)	2,403	2,403	2,403	2,403	2,403
Diana M. Daniels	2,118	2,118	2,118	2,118	2,118
Patrick T. Harker	2,118	2,118	2,118	2,118	2,118
James A. McNamara(3)	0	0	0	0	0
Jessica Palmer	2,118	2,118	2,118	2,118	2,118
Alan A. Shuch(3)	0	0	0	0	0
Richard P. Strubel	2,118	2,118	2,118	2,118	2,118

	Fund
	Structured	Concentrated
	International	International	International
Name of Trustee	Equity	Equity	Small Cap
Ashok N. Bakhru(1)	3,155	3,155	3,155
John P. Coblentz, Jr.(2)	2,403	2,403	2,403
Diana M. Daniels	2,118	2,118	2,118
Patrick T. Harker	2,118	2,118	2,118
James A. McNamara(3)	0	0	0
Jessica Palmer	2,118	2,118	2,118
Alan A. Shuch(3)	0	0	0
Richard P. Strubel	2,118	2,118	2,118

	Fund
				Concentrated
	Emerging			Emerging
Name of Trustee	Markets Equity	Asia Equity	BRIC	Markets Equity
Ashok N. Bakhru(1)	3,155	3,155	3,155	3,155
John P. Coblentz, Jr.(2)	2,403	2,403	2,403	2,403
Diana M. Daniels	2,118	2,118	2,118	2,118
Patrick T. Harker	2,118	2,118	2,118	2,118
James A. McNamara(3)	0	0	0	0
Jessica Palmer	2,118	2,118	2,118	2,118
Alan A. Shuch(3)	0	0	0	0
Richard P. Strubel	2,118	2,118	2,118	2,118

			Total Compensation
	Aggregate	Pension or Retirement	From Fund Complex for the fiscal
	Compensation	Benefits Accrued as Part	year 9/1/07 to 8/31/08 (including the
Name of Trustee	from the Funds*	Of the Trust’s Expenses	Funds)**
Ashok N. Bakhru(1)	$37,860	—	$298,930
John P. Coblentz, Jr.(2)	28,836	—	227,680
Diana M. Daniels	25,416	—	200,650
Patrick T. Harker	25,416	—	200,650
James A. McNamara(3)	0	—	0
Jessica Palmer	25,416	—	200,650
Alan A. Shuch(3)	0	—	0
Richard P. Strubel	25,416	—	200,650

*	Represents fees paid to each Trustee from the Funds during the fiscal year ended August 31, 2008, for those Funds whose fiscal year end changed from August 31 to October 31.

**	Represents fees paid to each Trustee during the fiscal year ended August 31, 2008 from the Fund Complex. As of August 31, 2008, the Fund Complex consisted of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 85 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios as of August 31, 2008.

1	Includes compensation as Board Chairman.

2	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

3	Messrs. McNamara and Shuch are Interested Trustees, and, as such, receive no compensation from the Funds or the Fund Complex.
Miscellaneous
     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.
MANAGEMENT SERVICES
     As stated in the Funds’ Prospectuses, GSAM, 32 Old Slip, New York, New York 10005, serves as Investment Adviser to the Balanced Fund and Structured Equity Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs, served as the investment adviser to the Balanced, Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds. In April 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, serves as Investment Adviser to the International Equity Funds. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.
     Founded in 1869, Goldman Sachs Group, Inc. is a bank holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Hong Kong and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement is in effect.
     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Global Investment Research Department covers approximately 3,000 equity securities, 350 fixed income securities and 25 stock markets in more than 50 economies and regions. The in depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers subject to Chinese Wall restrictions.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In managing the Funds, the Investment Advisers have access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.
     In allocating assets among foreign countries and currencies for the Funds, the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for the Funds given its investment objectives and criteria.
     The Management Agreement provides that GSAM and GSAMI, in their capacity as Investment Advisers, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Funds’ Management Agreement was approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”) on June 18, 2008. A discussion regarding the Trustees’ basis for approving the Management Agreement on behalf of each Fund in 2008 is available in the Funds’ annual reports for the period ended October 31, 2008 (or for those Funds that changed their fiscal year end from August 31 to October 31, their annual reports for the fiscal year ended August 31, 2008).
     These management arrangements were last approved by the shareholders of the Funds then in existence on April 21, 1997. The management arrangements for those Funds that commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each such Fund, prior to the Fund’s commencement of operations.
     The Management Agreement will remain in effect until June 30, 2009 and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
     The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.
     Pursuant to the Management Agreement, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on each Fund’s average daily net assets. Also included below are the actual management fee rates paid by each Fund (after reflection of any voluntary management fee waivers, as indicated) for the fiscal year ended October 31, 2008.

		Actual Rate for
		the Fiscal
		Year Ended
Fund	Contractual Rate	October 31, 2008
GSAM
Balanced Fund	0.65% on the first $1 billion	0.55%*
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion up to $5 billion
	0.55% over $5 billion up to $8 billion
	0.54% over $8 billion
Structured Large Cap Value Fund	0.60% on the first $1 billion	0.51%*
	0.54% over $1 billion up to $2 billion
	0.51% over $2 billion up to $5 billion
	0.50% over $5 billion up to $8 billion
	0.49% over $8 billion

		Actual Rate for
		the Fiscal
		Year Ended
Fund	Contractual Rate	October 31, 2008
Structured U.S. Equity Fund	0.65% on the first $1 billion	0.51%*
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion up to $5 billion
	0.55% over $5 billion up to $8 billion
	0.54% over $8 billion
Structured Large Cap Growth Fund	0.65% on the first $1 billion	0.51%*
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion up to $5 billion
	0.55% over $5 billion up to $8 billion
	0.54% over $8 billion
Structured Small Cap Equity Fund	0.85% on the first $2 billion	0.81%*
	0.77% over $2 billion up to $5 billion
	0.73% over $5 billion up to $8 billion
	0.72% over $8 billion
Structured Small Cap Value Fund	0.85% on the first $2 billion	0.81%*
	0.77% over $2 billion up to $5 billion
	0.73% over $5 billion up to $8 billion
	0.72% over $8 billion
Structured Small Cap Growth Fund	0.85% on the first $2 billion	0.81%*
	0.77% over $2 billion up to $5 billion
	0.73% over $5 billion up to $8 billion
	0.72% over $8 billion
Structured International Equity Fund	0.85% on the first $1 billion	0.79%
	0.77% over $1 billion up to $2 billion
	0.73% over $2 billion up to $5 billion
	0.72% over $5 billion up to $8 billion
	0.71% over $8 billion
Structured International Small Cap Fund	0.85% on the first $2 billion	0.85%
	0.77% over $2 billion up to $5 billion
	0.73% over $5 billion up to $8 billion
	0.72% over $8 billion
Structured Emerging Markets Equity Fund	1.00% on the first $2 billion	1.00%
	0.90% over $2 billion up to $5 billion
	0.86% over $5 billion up to $8 billion
	0.84% over $8 billion
Structured International Equity Flex Fund	1.10% on the first $2 billion	1.10%
	0.99% over $1 billion up to $2 billion
	0.94% over $2 billion up to $5 billion
	0.92% over $5 billion up to $8 billion
	0.90% over $8 billion
GSAMI
Concentrated International Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion up to $5 billion
	0.84% over $5 billion up to $8 billion
	0.82% over $8 billion
International Small Cap Fund	1.10% on the first $2 billion	1.10%
	0.99% over $2 billion up to $5 billion
	0.94% over $5 billion up to $8 billion
	0.92% over $8 billion
Emerging Markets Equity Fund	1.20% on the first $2 billion	1.20%
	1.08% over $2 billion up to $5 billion
	1.03% over $5 billion up to $8 billion
	1.01% over $8 billion

		Actual Rate for
		the Fiscal
		Year Ended
Fund	Contractual Rate	October 31, 2008
Asia Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion up to $5 billion
	0.84% over $5 billion up to $8 billion
	0.82% over $8 billion
BRIC Fund	1.30% on first $2 billion	1.27%*
	1.17% over $2 billion up to $5 billion
	1.11% over $5 billion up to $8 billion
	1.09% over $8 billion
Concentrated Emerging Markets Equity	1.15% on first $2 billion	1.15%
	1.04% over $2 billion up to $5 billion
	0.99% over $5 billion up to $8 billion
	0.97% over $8 billion
Strategic International Equity Fund	0.85% on the first $1 billion	0.85%
	0.77% over $1 billion up to $2 billion
	0.73% over $2 billion up to $5 billion
	0.72% over $5 billion up to $8 billion
	0.71% over $8 billion

*	Inclusive of voluntary management fee waivers equal to 0.10%, 0.07%, 0.13%, 0.11%, 0.04%, 0.04%, 0.04% and 0.03% based on the average daily net assets of the Balanced Fund, Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund, Structured Small Cap Value Fund, Structured Small Cap Growth Fund and BRIC Fund, respectively. These voluntary fee waivers remain in place as of February 27, 2009.
     For the two month fiscal period ended October 31, 2008 and the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006, the amounts of the fees incurred by each of the following Funds under the Management Agreement were as follows (with and without the fee limitations that were then in effect):

	Fiscal period ended		Fiscal year ended		Fiscal year ended		Fiscal year ended
	October 31,		August 31,		August 31,		August 31,
	2008		2008		2007		2006
	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations
Balanced Fund	$140,735	$166,323	$1,068,068	$1,262,262	$1,369,122	$1,580,122	$1,400,984	$1,400,984
Structured Large Cap Value Fund	1,107,261	1,272,668	9,417,931	10,507,817	8,874,536	9,995,655	5,176,467	5,744,521
Structured U.S. Equity Fund	655,262	835,138	8,109,120	9,727,291	8,926,745	10,919,699	6,790,112	7,837,833
Structured Large Cap Growth Fund	1,193,343	1,480,808	12,415,476	14,616,852	8,349,968	10,257,646	4,377,474	5,045,740
Structured Small Cap Equity Fund	913,645	958,763	6,956,108	7,283,455	8,472,432	8,890,824	5,580,026	5,789,624
Structured International Equity Fund	3,811,632	3,811,632	35,649,445	35,649,445	28,512,801	28,512,801	13,840,653	14,505,497
Concentrated International Equity Fund	554,491	554,491	5,343,990	5,343,990	5,880,942	5,880,942	4,523,547	4,523,547
International Small Cap Fund	141,345	141,345	1,685,499	1,685,499	2,528,741	2,528,741	2,095,021	2,095,021
Emerging Markets Equity Fund	2,213,672	2,213,672	23,990,738	23,990,738	18,736,243	18,736,243	6,985,941	6,985,941
Asia Equity Fund	144,168	144,168	2,013,771	2,013,771	1,750,692	1,750,692	1,335,365	1,335,365
BRIC Fund(1)	877,974	901,175	8,780,719	8,988,138	2,148,540	2,148,540	27,689	27,689
Concentrated Emerging Markets Equity(2)	72,877	72,877	347,023	347,023	26,745	26,745	—	—

1	The BRIC Fund commenced operations on June 30, 2006.

2	The Concentrated Emerging Markets Equity Fund commenced operations on June 29, 2007.

     For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, the amounts of the fees incurred by each of the following Funds under the Management Agreement were as follows (with and without the fee limitations that were then in effect):

	Fiscal year ended		Fiscal year ended				Fiscal year ended
	October 31,		October 31,				October 31,
	2008		2007				2006
	With Fee	Without Fee	With Fee		Without Fee		With Fee	Without Fee
	Limitations	Limitations	Limitations		Limitations		Limitations	Limitations
Structured Small Cap Value Fund	$1,994,985	$2,093,503	$1,321,912	*	$1,386,541	*	N/A	N/A
Structured Small Cap Growth Fund	496,282	520,790	288,296	*	304,252	*	N/A	N/A
Strategic International Equity Fund	1,213,363	1,213,363	580,809	*	580,809	*	N/A	N/A
Structured International Small Cap Fund[1]	1,308,692	1,308,692	113,556		113,556		N/A	N/A
Structured Emerging Markets Equity Fund[2]	1,497,219	1,497,219	382		382		N/A	N/A
Structured International Equity Flex Fund	3,025,677	3,025,677	2,677,612		2,677,612		$82,435	$82,435

*	For the for the period June 25, 2007 through October 31, 2007.

1	The Structured International Small Cap Fund commenced operations on September 28, 2007.

2	The Structured Emerging Markets Equity Fund commenced operations on October 5, 2007.

     In addition to providing advisory services, under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.
Predecessor Funds’ Adviser and Administrator
     As further explained in the “Introduction” section of this SAI, the Predecessor Funds were reorganized into the Structured Small Cap Value, Structured Small Cap Growth and Strategic International Equity Funds. Investment advisory services for the Predecessor Funds were provided by AXA Equitable Insurance Company (the “Predecessor Adviser”). Each Predecessor Fund was obligated to pay the Predecessor Adviser a fee as described below for the investment management services it provided that Predecessor Fund. The Predecessor Adviser and Enterprise Trust also entered into an expense limitation agreement with respect to each Predecessor Fund (“Expense Limitation Agreement”), pursuant to which the Predecessor Adviser agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each Predecessor Fund were limited to the extent described below.

	Management Fee
Predecessor Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $5 billion	Thereafter
AXA Enterprise Small Company Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Small Company Growth Fund	0.980%	0.955%	0.930%	0.905%	0.880%
AXA Enterprise International Growth Fund	0.830%	0.805%	0.780%	0.755%	0.730%

	Total Expenses Limited to (% of daily net assets)
				Class Y
Predecessor Fund	Class A	Class B	Class C	(Institutional)
AXA Enterprise Small Company Value Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Small Company Growth Fund	1.65%	2.20%	2.20%	1.20%
AXA Enterprise International Growth Fund	1.85%	2.40%	2.40%	1.40%
     For the fiscal years ended October 31, 2007 and October 31, 2006, historical data presented below is that of the Predecessor Funds. Further, the Predecessor Funds are successors to corresponding series of The Enterprise Group of Funds, Inc., which is a registered open-end management investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of the Predecessor Adviser. The tables below show the amounts reported by the Predecessor Funds or their predecessor funds as paid to the Predecessor Adviser or AXA Equitable for the fiscal year ended October 31, 2006. The first column shows each fee without fee waivers, the second column shows the fees actually paid to Enterprise Capital or the Predecessor Adviser after fee waivers and the third column shows the total amount of fees waived by Enterprise Capital or the Predecessor Adviser and other expenses of each Predecessor Fund or its predecessor fund assumed by AXA Equitable or the Predecessor Adviser pursuant to an expense limitation agreement. For the fiscal years ended October 31, 2007 and October 31, 2006, the Predecessor Adviser and Enterprise Capital did not receive any reimbursement from the predecessor funds.

FISCAL YEAR ENDED OCTOBER 31, 2007*

			Total Amount of
			Fees Waived and
		Management Fee	Other Expenses
Predecessor Fund	Management Fee	After Fee Waiver	Assumed
AXA Enterprise Small Company Value Fund	$2,652,424	$2,652,424	N/A
AXA Enterprise Small Company Growth Fund	$1,119,552	$728,864	$390,688
AXA Enterprise International Growth Fund	$1,092,321	$1,092,321	N/A

*	For the for the period November 1, 2006 through June 22, 2007.
FISCAL YEAR ENDED OCTOBER 31, 2006

			Total Amount of
			Fees Waived and
		Management Fee	Other Expenses
Predecessor Fund	Management Fee	After Fee Waiver	Assumed
AXA Enterprise Small Company Value Fund	$4,135,133	$4,135,133	N/A
AXA Enterprise Small Company Growth Fund	$1,059,461	$487,755	$571,706
AXA Enterprise International Growth Fund	$1,065,606	$1,065,606	N/A
     The Predecessor Adviser entered into sub-advisory agreements (“Predecessor Sub-advisory Agreements”) on behalf of each Predecessor Fund (each a “Predecessor Sub-adviser” and collectively the “Predecessor Sub-advisers”). The table below shows the amounts reported by the Predecessor Funds and their predecessor funds as paid by Enterprise Capital or AXA Equitable to each Sub-adviser with respect to the Predecessor Funds and their predecessor funds for the fiscal periods ended October 31, 2006 and October 31, 2007.

	Sub-Advisory Fees	Sub-Advisory Fees
	Paid Fiscal Year	Paid Fiscal Year
Predecessor Fund	Ended October 31,2007*	Ended October 31,2006
AXA Enterprise Small Company Value Fund	$1,507,393	$2,266,702
AXA Enterprise Small Company Growth Fund	$459,042	$644,853
AXA Enterprise International Growth Fund	$35,261	$748,162

*	For the period November 1, 2006 through June 22, 2007.

     AXA Equitable served as the administrator to the Predecessor Funds. For these administrative services, in addition to the management fee, each Predecessor Fund paid AXA Equitable a fee at an annual rate of 0.055% of the Predecessor Fund’s total average net assets. Pursuant to a sub-administration arrangement, AXA Equitable contracted with J.P. Morgan Investor Services Co. (“Predecessor Sub-Administrator”) to provide Enterprise Trust with certain administrative services, including monitoring of fund compliance and fund accounting services. During the fiscal year ended October 31, 2007 Enterprise Trust, on behalf of each Predecessor Fund, paid the following fees for administrative services:
FISCAL YEAR ENDED OCTOBER 31, 2007*

Predecessor Fund	Administration Fee
AXA Enterprise Small Company Value Fund	$205,783
AXA Enterprise Small Company Growth Fund	$42,035
AXA Enterprise International Growth Fund	$74,383

*	For the for the period November 1, 2006 through June 22, 2007.

Portfolio Managers — Accounts Managed by the Portfolio Managers
     The following tables disclose accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of October 31, 2008.

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
			Number		Number		Number		Number		Number
Name of	Number of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed
Balanced Fund
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Don Mulvihill	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Jonathan Beinner	43	19.7 Bil	87	22.1 Bil	2008	144.7 Bil	0	0	10	3.7Bil	81	23.6 Bil
James B. Clark(1)	24	7.2 Bil	20	4.4 Bil	320	74.8 Bil	0	0	10	3.7Bil	26	9.2 Bil
Structured Large Cap Value Fund
Andrew Alford	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured U.S. Equity Fund
Andrew Alford	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured Large Cap Growth Fund
Andrew Alford	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured Small Cap Equity Fund
Andrew Alford	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured Small Cap Value Fund
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Andrew Alford	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured Small Cap Growth Fund
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Andrew Alford	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured International Equity Fund
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Len Ioffe	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured International Small Cap
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Len Ioffe	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Terence Lim	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured Emerging Markets Equity Fund
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Len Ioffe	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Terence Lim	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Structured International Equity Flex Fund
Mark Carhart	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Andrew Alford	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Robert C. Jones	73	19.7 Bil	78	12.8 Bil	734	64.3 Bil	0	0	33	5.7Bil	79	40.5 Bil
Concentrated International Equity Fund
Eileen Rominger	45	9.9 Bil	3	0.2 Bil	221	8.9 Bil	0	0	3	0.2 Bil	3	0.2 Bil
Edward Perkin	6	0.6 Bil	0	0	16	2.6 Bil	0	0	0	0	1	0.3 Bil
David Townshend	10	1.1 Bil	0	0	12	0.4 Bil	0	0	0	0	0	0
International Small Cap Fund
Aidan Farrell	1	0.1 Bil	0	0	3	0.5 Bil	0	0	0	0	0	0
Emerging Markets Equity Fund
Maria Gordon	6	1.9 Bil	0	0	4	0.5 Bil	0	0	0	0	1	0.2 Bil
Richard Flax	6	1.9 Bil	0	0	4	0.5 Bil	0	0	0	0	1	0.2 Bil
Patrick Shum	9	2.3 Bil	0	0	10	0.9 Bil	0	0	0	0	1	0.2 Bil
Asia Equity Fund
Patrick Shum	9	2.3 Bil	0	0	10	0.9 Bil	0	0	0	0	1	0.2 Bil
BRIC Fund
Maria Gordon	6	1.9 Bil	0	0	4	0.5 Bil	0	0	0	0	1	0.2 Bil
Richard Flax	6	1.9 Bil	0	0	4	0.5 Bil	0	0	0	0	1	0.2 Bil
Patrick Shum	9	2.3 Bil	0	0	10	0.9 Bil	0	0	0	0	1	0.2 Bil
Concentrated Emerging Markets Equity
Maria Gordon	6	1.9 Bil	0	0	4	0.5 Bil	0	0	0	0	1	0.2 Bil
Richard Flax	6	1.9 Bil	0	0	4	0.5 Bil	0	0	0	0	1	0.2 Bil
Patrick Shum	9	2.3 Bil	0	0	10	0.9 Bil	0	0	0	0	1	0.2 Bil
Strategic International Equity
Eileen Rominger	45	9.9 Bil	3	0.2 Bil	221	8.9 Bil	0	0	3	0.2 Bil	3	0.2 Bil
Edward Perkin	6	0.6 Bil	0	0	16	2.6 Bil	0	0	0	0	1	0.3 Bil
David Townshend	10	1.1 Bil	0	0	12	0.4 Bil	0	0	0	0	0	0

(1)	These numbers only represent the U.S. funds James B. Clark managed.

     Conflicts of Interest. The Investment Advisers’ portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of other accounts, see “Potential Conflicts of Interest — Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
Quantitative Domestic and Quantitative International Equity Portfolio Management Teams Base Salary and Performance Bonus.
     The Investment Adviser provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.
     Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.
     The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.
     Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.
     In addition, detailed portfolio attribution is critical to the measurement process.
     The benchmarks for these Funds, and the equity portion of the Balanced Fund, are:
Structured U.S. Equity Fund: S&P 500® Index
Structured Small Cap Equity Fund: Russell 2000® Index
Structured Large Cap Value Fund: Russell 1000® Value Index
Structured Large Cap Growth Fund: Russell 1000® Growth Index
Structured Small Cap Value Fund: Russell 2000® Value Index
Structured Small Cap Growth Team: Russell 2000® Growth Index
Structured International Equity Fund: MSCI® Europe, Australia, Far East (“EAFE®”) Index (Net of withholding taxes, unhedged)
Structured International Equity Flex Fund: MSCI® EAFE Index (unhedged)
Structured International Small Cap Fund: MSCI® Small Cap EAFE Index (net of dividend withholding taxes)
Structured Emerging Markets Equity Fund: MSCI® Emerging Markets Index (net of dividend withholding taxes)
Balanced Fund: S&P 500® Index

     Quantitative Investment Strategies Team Base Salary and Performance Bonus. The Investment Adviser and its Quantitative Investment Strategies Team’s (the “QIS Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance; his or her contribution to the overall performance of QIS Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and, for certain accounts, performance based fees.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the Team’s pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition, the other factors that are also considered when the amount of performance bonus is determined: (1) whether the Team performed consistently with objectives and client commitments; (2) whether the Team achieved top tier rankings and ratings; and (3) whether the Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.
     The QIS Team’s decision may also be influenced by the following: the performance of the Investment Adviser and anticipated compensation levels among competitive firms.
     Active International Portfolio Management Team Base Salary and Performance Bonus. The Investment Adviser’s Active International Portfolio Management Team’s (the “International Team”) compensation packages for portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of: each portfolio manager’s individual performance; the International Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts; performance based fees; his or her contribution to the overall performance of the International Team; the performance of the Investment Adviser; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark over a three year period while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance; (2) consistency of performance across accounts with similar profiles; and (3) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the International Team are also considered when the amount of performance bonus is determined: (1) whether the team’s performance exceeded performance benchmarks over three-year periods; (2) whether the team performed consistently with objectives and client commitments; and (3) whether the team managed all similarly mandated accounts in a consistent manner.
     The benchmarks for these Funds are:
Concentrated International Equity Fund: MSCI® EAFE® Index (unhedged)
International Small Cap Fund: S&P Developed Ex-U.S. Small Cap Index
Emerging Markets Equity Fund: MSCI® Emerging Market Investable Markets Index
Asia Equity Fund: MSCI® All Country Asia Free ex-Japan Index (unhedged)
BRIC Fund (Brazil, Russia, India, China): MSCI® BRIC 5/25 Investable Markets Index
Concentrated Emerging Markets Equity Fund: MSCI® Emerging Market Standard Index
Strategic International Equity Fund: MSCI® EAFE (unhedged)
     Fixed Income Team Base Salary and Performance Bonus. The Investment Adviser and its Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the team’s performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmarks please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.
     The benchmark for measuring performance of the fixed income portion of the Balanced Fund is:
     Balanced Fund: Barclays Capital Aggregate Bond Index
     Other Compensation – All Teams. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Funds They Manage
     The following table shows the portfolio managers’ ownership of securities in the Funds they manage as of August 31, 2008:

Dollar Range of Equity Securities Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager*
Balanced Fund
Jonathan A. Beinner	Balanced Fund: None
Mark Carhart	Balanced Fund: None
James B. Clark	Balanced Fund: None
Robert C. Jones	Balanced Fund: None
Don Mulvihill	Balanced Fund: $10,001 — $50,000
Structured Large Cap Value Fund
Andrew Alford	Structured Large Cap Value Fund: None
Mark Carhart	Structured Large Cap Value Fund: None
Robert C. Jones	Structured Large Cap Value Fund: $50,001 — $100,000
Structured U.S. Equity Fund
Andrew Alford	Structured U.S. Equity Fund: None
Mark Carhart	Structured U.S. Equity Fund: None
Robert C. Jones	Structured U.S. Equity Fund: None
Structured Large Cap Growth Fund
Andrew Alford	Structured Large Cap Growth Fund: None
Mark Carhart	Structured Large Cap Growth Fund: None
Robert C. Jones	Structured Large Cap Growth Fund: $50,001 — $100,000
Structured Small Cap Equity Fund
Andrew Alford	Structured Small Cap Equity Fund: None
Mark Carhart	Structured Small Cap Equity Fund: None
Robert C. Jones	Structured Small Cap Equity Fund: $50,001 — $100,000
Structured Small Cap Value Fund
Andrew Alford	Structured Small Cap Value Fund: None
Mark Carhart	Structured Small Cap Value Fund: None
Robert C. Jones	Structured Small Cap Value Fund: $100,001 — $500,000
Structured Small Cap Growth Fund
Andrew Alford	Structured Small Cap Growth Fund: None
Mark Carhart	Structured Small Cap Growth Fund: None
Robert C. Jones	Structured Small Cap Growth Fund: None

Dollar Range of Equity Securities Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager*
Structured International Equity Fund
Mark Carhart	Structured International Equity Fund: None
Len Ioffe	Structured International Equity Fund: $1 — $10,000
Robert C. Jones	Structured International Equity Fund: $50,001 — $100,000
Structured International Small Cap Fund
Mark Carhart	Structured International Small Cap Fund: None
Robert C. Jones	Structured International Small Cap Fund: $10,001 — $50,000
Len Ioffe	Structured International Small Cap Fund: None
Terence Lim	Structured International Small Cap Fund: None
Structured Emerging Markets Equity Fund
Mark Carhart	Structured Emerging Markets Equity Fund: None
Robert C. Jones	Structured Emerging Markets Equity Fund: $10,001 — $50,000
Terence Lim	Structured Emerging Markets Equity Fund: None
Len Ioffe	Structured Emerging Markets Equity Fund: None
Structured International Equity Flex Fund
Andrew Alford	Structured International Equity Flex Fund: None
Mark Carhart	Structured International Equity Flex Fund: None
Robert C. Jones	Structured International Equity Flex Fund: $50,001 — $100,000
Concentrated International Equity Fund
Edward Perkin	Concentrated International Equity Fund: None
David Townshend	Concentrated International Equity Fund: None
Eileen Rominger	Concentrated International Equity Fund: None
International Small Cap Fund
Aidan Farrell	International Small Cap Fund: None
Hiroyuki Ito	International Small Cap Fund: None
Emerging Markets Equity Fund
Maria Gordon	Emerging Markets Equity Fund: None
Patrick Shum	Emerging Markets Equity Fund: None
Richard Flax	Emerging Markets Equity Fund: None
Asia Equity Fund
Patrick Shum	Asia Equity Fund: None
Rick K. B. Loo	Asia Equity Fund: None
BRIC Fund
Richard Flax	BRIC Fund: $1 — $10,000
Maria Gordon	BRIC Fund: None
Patrick Shum	BRIC Fund: None
Concentrated Emerging Markets Equity Fund
Maria Gordon	Concentrated Emerging Markets Equity Fund: None
Patrick Shum	Concentrated Emerging Markets Equity Fund: None
Richard Flax	Concentrated Emerging Markets Equity Fund: None
Strategic International Equity Fund
Edward Perkin	Strategic International Equity Fund: $10,001 — $50,000
Eileen Rominger	Strategic International Equity Fund: None
David Townshend	Strategic International Equity Fund: None
Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B, Class C, Class R and Class IR Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption, in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.
     Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

	Fiscal period	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended	ended
	October 31,	August 31,	August 31,	August 31,
	2008*	2008	2007	2006
Balanced Fund	$3,595	$32,021	$43,400	$50,000
Structured Large Cap Value Fund	6,600	72,150	201,800	159,100
Structured U.S. Equity Fund	2,900	30,500	58,200	56,400
Structured Large Cap Growth Fund	1,000	13,300	15,300	22,100
Structured Small Cap Equity Fund	705	6,600	23,100	45,400
Structured International Equity Fund	10,300	194,900	461,800	241,500
Concentrated International Equity Fund	1,189	20,000	47,900	61,700
International Small Cap Fund	213	8,300	14,400	33,600
Emerging Markets Equity Fund	1,371	60,700	63,600	164,200
Asia Equity Fund	207	11,700	16,500	22,600
BRIC Fund(1)	16,041	936,200	499,400	13,900
Concentrated Emerging Markets Equity Fund(2)	64	1,200	0	0

*	The Funds’ fiscal year end has changed from August 31 to October 31. The amounts provided are for the fiscal period September 1, 2008 to October 31, 2008.

1	The BRIC Fund commenced operations on June 30, 2006. The BRIC Fund does not offer Class B Shares.

2	The Concentrated Emerging Markets Equity Fund commenced operations on June 29, 2007. The Concentrated Emerging Markets Equity Fund does not offer Class B Shares.

	Fiscal year	Fiscal year	Fiscal year
	ended	ended October	ended
	October 31,	31,	October 31,
	2008	2007	2006
Structured Small Cap Value Fund	7,522	$3,700 *	—
Structured Small Cap Growth Fund	2,027	1,400 *	—
Structured International Small Cap Fund[1]	486	0	—
Structured Emerging Markets Equity Fund[2]	1,450	7,100	—
Structured International Equity Flex Fund[3]	2,400	20,900	$600
Strategic International Equity Fund	8,497	16,300 *	—

*	For the for the period June 25, 2007 through October 31, 2007.

1	The Structured International Small Cap Fund commenced operations on September 28, 2007. The Structured International Small Cap Fund does not offer Class B Shares.

2	The Structured Emerging Markets Equity Fund commenced operations on October 5, 2007. The Structured Emerging Markets Equity Fund does not offer Class B Shares.

3	The Structured International Equity Flex Fund commenced operations on July 31, 2006. The Structured International Equity Flex Fund does not offer Class B Shares.

     Dealer Reallowances. Class A Shares of the Funds are sold subject to a front-end sales charge, as described in the Prospectuses and in this SAI in the section “Shares of the Trust.” Goldman Sachs pays commissions to Authorized Dealers who sell Class A shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Fund’s offering price with respect to purchases under $50,000:

Dealer
Reallowance as
Percentage of
Fund	Offering Price
Balanced Fund	4.78%
Structured Large Cap Value Fund	4.71%
Structured U.S. Equity Fund	5.00%
Structured Large Cap Growth Fund	5.03%
Structured Small Cap Equity Fund	5.03%

Dealer
Reallowance as
Percentage of
Fund	Offering Price
Structured Small Cap Value Fund	5.08%
Structured Small Cap Growth Fund	5.16%
Structured International Equity Fund	4.69%
Structured International Equity Flex Fund	5.00%
Structured International Small Cap Fund	4.63%
Structured Emerging Markets Equity Fund	4.65%
Concentrated International Equity Fund	5.04%
International Small Cap Fund	4.87%
Emerging Markets Equity Fund	4.96%
Asia Equity Fund	4.89%
BRIC Fund	4.88%
Concentrated Emerging Markets Equity Fund	4.99%
Strategic International Equity Fund	4.98%
     Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act of 1933.
     Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional and Service Shares (as applicable) and 0.19% of average daily net assets with respect to each Fund’s Class A, Class B, Class C, Class R and Class IR Shares (as applicable).
     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the two month fiscal period ended October 31, 2008, and fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006 from each of the following Funds as follows under the fee schedules then in effect (because Class R and Class IR Shares were not yet offered during the fiscal years ended August 31, 2007 and August 31, 2006, no fees were received with respect to those share classes during those fiscal years):

	Class A, B and C	Institutional	Service Shares	Class R and IR
	fiscal period	Shares fiscal	fiscal period	fiscal period
	ended	period ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2008*	2008*	2008*	2008(4)*
Balanced Fund	$47,789	$174	0	—
Structured Large Cap Value Fund	116,121	61,874	$523	$4
Structured U.S. Equity Fund	176,539	14,003	223	4
Structured Large Cap Growth Fund	123,879	67,500	15	4
Structured Small Cap Equity Fund	62,950	31,702	162	6
Structured International Equity Fund	263,916	136,565	2,084	4
Concentrated International Equity Fund	82,024	4,871	41	N/A
International Small Cap Fund	10,837	2,834	24	N/A
Emerging Markets Equity Fund	123,831	47,370	350	N/A
Asia Equity Fund(1)	18,491	1,874	N/A	N/A
BRIC Fund(2)	123,039	1,750	N/A	N/A
Concentrated Emerging Markets Equity Fund(3)	498	2,430	N/A	N/A

*	The Funds’ fiscal year end has changed from August 31 to October 31. The amounts provided are for the fiscal period September 1, 2008 to October 31, 2008.

1	The Asia Equity Fund does not offer Service Shares.

2	The BRIC Fund does not offer Class B or Service Shares.

3	The Concentrated Emerging Markets Equity Fund does not offer Class B or Service Shares.

4	The Balanced, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds do not offer Class IR or R Shares.

	Class A, B and C	Institutional	Service Shares	Class R and IR
	fiscal year ended	Shares fiscal year	fiscal year ended	fiscal year ended
	August 31,	ended August 31,	August 31,	August 31,
	2008	2008	2008	2008(4)
Balanced Fund	$362,687	$1,322	$0	N/A
Structured Large Cap Value Fund	970,227	444,232	4,684	$26
Structured U.S. Equity Fund	1,646,473	158,380	4,083	26
Structured Large Cap Growth Fund	1,139,392	561,122	107	26
Structured Small Cap Equity Fund	427,882	233,482	3,778	28
Structured International Equity Fund	2,627,410	1,288,553	24,025	26
Concentrated International Equity Fund	774,971	50,246	363	N/A
International Small Cap Fund	145,941	30,201	366	N/A
Emerging Markets Equity Fund	1,366,519	513,023	2,810	N/A
Asia Equity Fund(1)	241,116	29,790	N/A	N/A
BRIC Fund(2)	1,213,634	21,058	N/A	N/A
Concentrated Emerging Markets Equity Fund(3)	2,066	11,635	N/A	N/A

1	The Asia Equity Fund does not offer Service Shares.

2	The BRIC Fund does not offer Class B or Service Shares.

3	The Concentrated Emerging Markets Equity Fund does not offer Class B or Service Shares.

4	The Balanced, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds do not offer Class IR or R Shares.

	Class A, B and C	Institutional	Service Shares
	fiscal year ended	Shares fiscal year	fiscal year ended
	August 31,	ended August 31,	August 31,
	2007	2007	2007
Balanced Fund	$394,925	$1,111	$0
Structured Large Cap Value Fund	1,220,515	436,208	2,883
Structured U.S. Equity Fund	1,877,590	298,514	6,341
Structured Large Cap Growth Fund	1,088,894	425,494	165
Structured Small Cap Equity Fund	550,945	290,321	12,082
Structured International Equity Fund	2,199,839	990,972	20,580
Concentrated International Equity Fund	874,676	50,553	543
International Small Cap Fund	237,928	41,449	416
Emerging Markets Equity Fund	1,113,830	389,690	737
Asia Equity Fund(1)	224,293	22,809	N/A
BRIC Fund(2)	275,259	8,160	N/A
Concentrated Emerging Markets Equity Fund(3)	38	922	N/A

1	The Asia Equity Fund does not offer Service Shares.

2	The BRIC Fund does not offer Class B or Service Shares.

3	The Concentrated Emerging Markets Equity Fund commenced operations on June 29, 2007. The Concentrated Emerging Markets Equity Fund does not offer Class B or Service Shares.

	Class A, B and C	Institutional	Service Shares
	fiscal year ended	Shares fiscal year	fiscal year ended
	August 31,	ended August 31,	August 31,
	2006	2006	2006
Balanced Fund	$405,597	$825	$0
Structured Large Cap Value Fund	610,177	216,392	247
Structured U.S. Equity Fund	1,251,422	150,076	4,395
Structured Large Cap Growth Fund	574,103	148,420	99
Structured Small Cap Equity Fund	422,139	159,361	14,364
Structured International Equity Fund	921,003	458,382	12,567
Concentrated International Equity Fund	724,342	28,150	299
International Small Cap Fund	205,110	32,794	208
Emerging Markets Equity Fund	515,773	123,678	603
Asia Equity Fund(1)	176,070	16,347	N/A
BRIC Fund(2)	637	717	N/A
Concentrated Emerging Markets Equity Fund(3)	N/A	N/A	N/A

1	The Asia Equity Fund does not offer Service Shares.

2	The BRIC Fund commenced operations on June 30, 2006. The BRIC Fund does not offer Class B or Service Shares.

3	The Concentrated Emerging Markets Equity Fund commenced operations on June 29, 2007. The Concentrated Emerging Markets Equity Fund does not offer Class B or Service Shares.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006 from each of the following Funds as follows under the fee schedules then in effect (because Class R and Class IR Shares were not yet offered during the fiscal years ended August 31, 2007 and August 31, 2006, no fees were received with respect to those share classes during those fiscal years):

	Class A, B and C	Institutional	Service Shares	Class R and IR
	fiscal year ended	Shares fiscal year	fiscal year ended	fiscal year ended
	October 31,	ended October 31,	October 31,	October 31,
	2008	2008	2008	2008
Structured Small Cap Value Fund	$462,790	$1,078	$4	$32
Structured Small Cap Growth Fund	104,481	2,502	4	32
Strategic International Equity Fund	224,625	9,800	4	30
Structured International Small Cap Fund [1]	64,745	47,955	N/A	N/A
Structured Emerging Markets Equity Fund [2]	889	59,702	N/A	N/A
Structured International Equity Flex Fund[3]	374,626	31,150	N/A	30

1	The Structured International Small Cap Fund does not offer Class B, Class IR, Class R or Service Shares.

2	The Structured Emerging Markets Equity Fund does not offer Class B, Class IR, Class R or Service Shares.

3	The Structured International Equity Flex Fund does not offer Class B or Service Shares.

	Class A, B and C	Institutional Shares	Service Shares
	fiscal year ended	fiscal year ended	fiscal year ended
	October 31,	October 31,	October 31,
	2007	2007	2007
Structured Small Cap Value Fund*	$299,329	$2,262	$0
Structured Small Cap Growth Fund*	57,841	2,149	0
Strategic International Equity Fund*	109,251	3,390	0
Structured International Small Cap Fund [1]	3,180	4,674	N/A
Structured Emerging Markets Equity Fund [2]	10	2,253	N/A
Structured International Equity Flex Fund[3]	340,520	25,679	N/A

*	For the period June 25, 2007 through October 31, 2007.

1	The Structured International Small Cap Fund commenced operations on September 28, 2007. The Structured International Small Cap Fund does not offer Class B or Service Shares Shares.

2	The Structured Emerging Markets Equity Fund commenced operations on October 5, 2007. The Structured Emerging Markets Equity Fund does not offer Class B or Service Shares.

3	The Structured International Equity Flex Fund commenced operations on July 31, 2006. The Structured International Equity Flex Fund does not offer Class B or Service Shares.

	Class A and C	Institutional Shares
	fiscal year ended	fiscal year ended
	October 31,	October 31,
	2006	2006
Structured International Equity Flex Fund[1]	$6,042	$1,725

1	The Structured International Equity Flex Fund commenced operations on July 31, 2006. The Structured International Equity Flex Fund does not offer Class B or Service Shares.
     Predecessor Funds’ Distributor. Enterprise Fund Distributors, Inc., Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, served as the distributor (the “Predecessor Distributor”) to the Predecessor Funds. Enterprise Trust had adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of Enterprise Trust (“Predecessor Plans”). Under the Predecessor Plans, each Predecessor Fund was authorized to pay the Predecessor Distributor a service fee, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition to this service fee, each Predecessor Fund was also authorized to pay the Predecessor Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class B and Class C shares. There was no distribution plan with respect to Class Y (Institutional) shares and the Predecessor Funds paid no service or distribution fees with respect to that class of shares. The Predecessor Funds did not offer Class R and Class IR and Service Shares.
     The table below shows the amounts reported by the Predecessor Funds as paid to the Predecessor Distributor with respect to the Predecessor Funds pursuant to their Rule 12b-1 distribution plans for the fiscal year ended October 31, 2007.

	Distribution Fees Paid to Predecessor Distributor*
	Class A	Class B	Class C
AXA Enterprise Small Company Value Fund	$786,055	$1,116,745	$583,095
AXA Enterprise Small Company Growth Fund	$147,889	$197,139	$88,656
AXA Enterprise International Growth Fund	$275,639	$196,546	$260,925

*	For the period November 1, 2006 through June 22, 2007.
     The tables below show the amounts of sales charges reported by the Predecessor Funds as earned by the Predecessor Distributor in connection with the sale of shares of the Predecessor Funds and the amounts reported by the Predecessor Funds as retained by the Predecessor Distributor, net of payments to selling dealers, for the fiscal year ended October 31, 2007.
Class A (Front-End Sales Charge)*

		Amount
	Amount Paid to	Retained by
	Predecessor	Predecessor
Predecessor Fund	Distributor	Distributor
AXA Enterprise Small Company Value Fund	$1,800	$1,800
AXA Enterprise Small Company Growth Fund	$300	$300
AXA Enterprise International Growth Fund	$1,000	$1,000

*	For the period November 1, 2006 through June 22, 2007.

Class A (Contingent Deferred Sales Charge)*

		Amount
	Amount Paid to	Retained by
	Predecessor	Predecessor
Predecessor Fund	Distributor	Distributor
AXA Enterprise Small Company Value Fund	$15,600	$15,600
AXA Enterprise Small Company Growth Fund	$6,100	$6,100
AXA Enterprise International Growth Fund	$8,200	$8,200

*	For the period November 1, 2006 through June 22, 2007.
Class B (Contingent Deferred Sales Charge)*

		Amount
	Amount Paid to	Retained by
	Predecessor	Predecessor
Predecessor Fund	Distributor	Distributor
AXA Enterprise Small Company Value Fund	$216,500	$216,500
AXA Enterprise Small Company Growth Fund	$54,100	$54,100
AXA Enterprise International Growth Fund	$65,050	$65,050

*	For the period November 1, 2006 through June 22, 2007.
Class C (Contingent Deferred Sales Charge)*

		Amount
	Amount Paid to	Retained by
	Predecessor	Predecessor
Predecessor Fund	Distributor	Distributor
AXA Enterprise Small Company Value Fund	$8,700	$8,700
AXA Enterprise Small Company Growth Fund	$2,300	$2,300
AXA Enterprise International Growth Fund	$59,300	$59,300

*	For the period November 1, 2006 through June 22, 2007.
     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of February 27, 2009, the Investment Advisers voluntarily have agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees and expenses, taxes, interest, brokerage fees, and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) for the following Funds to the extent such expenses exceed the following percentage of each Fund’s average daily net assets:

Other
Fund	Expenses
Balanced Fund	0.064%
Structured Large Cap Value Fund	0.004%
Structured U.S. Equity Fund	0.004%
Structured Large Cap Growth Fund	0.004%
Structured Small Cap Equity Fund	0.004%
Structured Small Cap Value Fund	0.004%
Structured Small Cap Growth Fund	0.004%
Structured International Equity Fund	0.004%
Structured International Equity Flex Fund	0.064%
Structured International Small Cap Fund	0.014%
Structured Emerging Markets Equity Fund	0.014%
Concentrated International Equity Fund	0.104%
International Small Cap Fund	0.064%
Emerging Markets Equity Fund	0.354%
Asia Equity Fund	0.164%
BRIC Fund	0.264%
Concentrated Emerging Markets Equity Fund	0.354%
Strategic International Equity Fund	0.16%
     Such reductions or limits, if any, are calculated monthly on a cumulative basis during each Funds’ fiscal year and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.
     Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.
Reimbursement
     For the two month fiscal period ended October 31, 2008 and the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006 the amounts of certain “Other Expenses” of each of the following Funds were reduced by the Investment Advisers in the following amounts under expense limitations that were then in effect:

	Fiscal period	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended	ended
	October 31,	August 31,	August 31,	August 31,
	2008*	2008	007	2006(3)
Balanced Fund	$100,529	$279,110	$292,865	$254,500
Structured Large Cap Value Fund	141,909	579,298	398,528	300,378
Structured U.S. Equity Fund	171,653	612,837	418,035	538,819
Structured Large Cap Growth Fund	138,944	612,291	377,645	376,394
Structured Small Cap Equity Fund	194,320	519,237	380,160	391,988
Structured International Equity Fund	384,608	1,923,797	1,338,423	841,504
Concentrated International Equity Fund	89,391	15,770	0	140,621
International Small Cap Fund	97,759	196,975	281,166	281,369
Emerging Markets Equity Fund	64,793	0	0	0
Asia Equity Fund	117,859	322,283	343,664	359,924
BRIC Fund(1)	63,750	0	155,679	118,480
Concentrated Emerging Markets Equity Fund(2)	34,620	424,061	84,760	0

*	The Funds’ fiscal year end has changed from August 31 to October 31. The amounts provided are for the fiscal period September 1, 2008 to October 31, 2008.

1	The BRIC Fund commenced operations on June 30, 2006. 2 The Concentrated Emerging Markets Equity Fund commenced operations on June 29, 2007.

2	The Concentrated Emerging Markets Equity Fund commenced operations on June 29, 2007.

3	The above figures do not reflect a one time voluntary payment made by the transfer agent to the Funds relating to certain credits that reduced transfer agent fees.
     For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006 the amounts of certain “Other Expenses” of each of the following Funds were reduced by the Investment Advisers in the following amounts under expense limitations that were then in effect:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	October 31,	October 31,	October 31,
	2008	2007	2006
Structured Small Cap Value Fund*	$583,568	$392,479	N/A
Structured Small Cap Growth Fund*	433,549	309,686	N/A
Strategic International Equity Fund*	462,612	261,343	N/A
Structured International Small Cap Fund[1]	601,708	79,027	N/A
Structured Emerging Markets Equity Fund[2]	659,450	76,117	N/A
Structured International Equity Flex Fund[3]	596,846	426,626	$234,969

*	For the period June 25, 2007 through October 31, 2007.

1	The Structured International Small Cap Fund commenced operations on September 28, 2007.

2	The Structured Emerging Markets Equity Fund commenced operations on October 5, 2007.

3	The Structured International Equity Flex Fund commenced operations on July 31, 2006.

Custodian and Sub-Custodians
     State Street, 225 Franklin Street, Boston, MA 02110, is the custodian of the Trust’s portfolio securities and cash for the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Value, Structured Small Cap Growth, Structured Small Cap Equity, Structured International Equity and Structured International Equity Flex Funds. JPMorganChase, 270 Park Avenue, New York, New York 10017, is the custodian to the Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC, Concentrated Emerging Markets Equity, Strategic International Equity, Structured International Small Cap and Structured Emerging Markets Equity Funds. State Street and JPMorganChase also maintain the Trust’s accounting records for the Funds for which they serve as custodian. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender, agent and principal, and has other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loan and other markets in which the Funds directly and indirectly invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. These are considerations of which shareholders should be aware, and which may cause conflicts that could disadvantage the Funds. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers than they would have been had other decisions been made which also might have been appropriate for the Funds.

•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.

•	Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser.

•	Goldman Sachs may make payments to authorized dealers and other financial intermediaries from time to time to promote the Funds, other accounts managed by Goldman Sachs and other products. In addition to placement fees, sales loads, or similar distribution charges, such payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs rather than as separately identified charges to the Funds.

•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by the Investment Advisers may raise potential conflicts because of financial, investment or other interests of Goldman Sachs or its personnel, the Investment Advisers will make allocation decisions consistent with the interests of the Funds and the other funds and accounts and not solely based on such other interests.

•	The Investment Advisers will give advice to and make investment decisions for the Funds as they believe is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Advisers may sell short securities of an issuer in which the Funds have taken, or will take, a long position in the same securities. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts (including the Funds).

•	The Investment Adviser may buy for the Funds securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.

•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.

•	Goldman Sachs will be under no obligation to provide to the Funds, or effect transactions on behalf of the Funds in accordance with, any market or other information, analysis, technical models or research in its possession. Goldman Sachs may have information material to the management of the Funds and may not share that information with relevant personnel of the Investment Adviser.

•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.

•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.

•	Products and services received by the Investment Advisers or their affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.

•	While the Investment Advisers will make proxy voting decisions as they believe appropriate and in accordance with the Investment Advisers’ policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Advisers with respect to a Fund’s portfolio securities may also have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs.

•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.
     Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Advisers are required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Advisers. A copy of Part 1 of the Investment Advisers’ Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
     Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Advisers make decisions for the Funds in accordance with their obligations as the Investment Advisers of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds. For example, an Investment Adviser may make the decision to have Goldman Sachs or an affiliate thereof provide administrative or other services to a Fund instead of hiring an unaffiliated administrator or other service provider, provided that such engagement is on market terms, as determined by such Fund or the Fund’s Board in its discretion.
     Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Funds invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to an Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of the Fund. Goldman Sachs will be under no duty to make any such information available to the Investment Advisers or in particular the personnel of the Investment Advisers making investment decisions on behalf of the Funds.
Goldman Sachs’ or Intermediaries’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs or Intermediaries to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of shares of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of shares of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for some products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Advisers. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition,

Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
     One or more divisions of Goldman Sachs may refer certain investment opportunities to the Investment Advisers or otherwise provide services to, or enter into arrangements with, the Investment Advisers. In connection with such referrals, services or other arrangements involving one or more divisions of Goldman Sachs, such divisions may engage in sharing of fees or other compensation received by the Investment Advisers from the Funds.
     To the extent permitted by applicable law, Goldman Sachs or the Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Goldman Sachs (including Investment Advisers) or in which Goldman Sachs (including Investment Advisers) or its personnel have interests (collectively, the “Client/GS Accounts”), the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds, Client/GS Accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, Client/GS Accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, Client/GS Accounts and other products (which may include promotion in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds. For example, the Funds may be competing for investment opportunities with Client/GS Accounts. The Client/GS Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Goldman Sachs (including the Investment Advisers).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Funds may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. For example, limited availability may exist, without limitation, in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, and IPO/new issues. Transactions in investments by multiple Client/GS Accounts (including accounts in which Goldman Sachs and its personnel have an interest), other clients of Goldman Sachs or Goldman Sachs itself may have the effect of diluting or otherwise negatively affecting the values, prices or investment strategies associated with securities held by Client/GS

Accounts, or the Funds, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. The Investment Advisers have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that they consider, in their sole discretion and consistent with their fiduciary obligation to each Fund and Client/GS Account, to be reasonable.
     In many cases, these policies result in the pro rata allocation of limited opportunities across the Funds and Client/GS Accounts, but in many other cases the allocations reflect numerous other factors based upon the Investment Advisers’ good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of each Fund and Client/GS Accounts and applying a variety of factors including those described below. The Investment Advisers seek to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocation may occur more frequently in the fixed income portfolio management area than many active equity accounts, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to differences in benchmark factors, hedging strategies, or other reasons, but non-proportional allocations could also occur in other areas. The application of these factors as described below may result in allocations in which Goldman Sachs and Goldman Sachs employees may receive an allocation or an opportunity not allocated to other Client/GS Accounts or the Funds. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
     The Investment Advisers will make allocation related decisions with reference to numerous factors. These factors may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies including sector oriented, concentrated new opportunities or other strategies; (iii) client-specific investment guidelines and restrictions including the ability to hedge through short sales or other techniques; (iv) the expected future capacity of applicable Funds or Client/GS Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations, including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities; and/or (xii) minimum denomination, minimum increments, de minimus threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Goldman Sachs believes to be attractive for an account; (vi) considerations relating to hedging a position in a pair trade; and/or (vii) considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Goldman Sachs personnel are dedicated to one or more funds, accounts or clients, including the Funds, may be a factor in determining the allocation of opportunities sourced by such personnel. Reputational matters and other such considerations may also be considered. The application of these principles may cause performance dispersion over time. Funds that do not receive allocations that perform well will experience lower performance.
     During periods of unusual market conditions, the Investment Advisers may deviate from their normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, the Investment Advisers will seek to exercise a disciplined process for determining their actions to appropriately balance the interests of all accounts, including the Funds, as each determines in its sole discretion.
     In addition to allocations of limited availability investments, Goldman Sachs may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be employed in all accounts (including the Fund) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Goldman Sachs may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Goldman Sachs deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.

     Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to GS/Client Accounts, Goldman Sachs or affiliates thereof, all or certain investors of the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Funds will have no rights and will not receive any compensation related to such opportunities.
     The Investment Advisers and/or their affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Advisers may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Advisers (in the case of the Funds) nor their affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Funds by the Investment Advisers
Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     As a result of informational barriers constructed between different divisions of Goldman Sachs, the Investment Advisers will generally not have access to information and may not consult with personnel in other areas of Goldman Sachs. Therefore, the Investment Advisers will generally not be able to manage the Funds with the benefit of information held by many other divisions of Goldman Sachs. From time to time and subject to the Investment Advisers’ policies and procedures regarding information barriers, the Investment Advisers may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. In certain circumstances, personnel of affiliates of the Investment Advisers may have input into, or make determinations regarding, portfolio management transactions for the Funds. The performance by such persons of obligations related to their consultation with personnel of the Investment Advisers could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Advisers, such persons may receive information regarding the Investment Advisers’ proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Advisers make decisions for the Funds based on the Funds’ investment programs. The Investment Advisers from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Advisers’ personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds. A Fund or GS/Client Account could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Advisers generally are not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.

Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Goldman Sachs
     Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by the Investment Advisers in accordance with the valuation guidelines described herein. Such securities and other assets may constitute a substantial portion of the Funds’ investments.
     The Investment Advisers may face a conflict of interest in valuing the securities or assets in the Funds’ portfolio that lack a readily ascertainable market value. Such valuations will affect the Investment Advisers’ compensation. The Investment Advisers will value such securities and other assets in accordance with the valuation policies described herein.
     Various divisions and units within Goldman Sachs are required to value assets, including in connection with managing or advising Client/GS Accounts and in their capacity as a broker-dealer. These various divisions and units may share information regarding valuation techniques and models or other information relevant to the calculation of a specific asset or category of assets. Goldman Sachs does not, however, have any obligation to engage in such information sharing. Therefore, a division or unit of Goldman Sachs may value an identical asset differently than another division or unit of Goldman Sachs. This is particularly the case when an asset does not have a readily ascertainable market price and/or where one division or unit of Goldman Sachs has more recent and/or accurate information about the asset being valued.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Advisers’ Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Advisers will manage the Funds and the other Client/GS Accounts they manage in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Advisers may give to the Funds including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. In addition, the Investment Advisers and other Goldman Sachs affiliates may manage funds or accounts, and Goldman Sachs may be invested in funds or accounts, that have similar investment objectives or portfolios to those of the Funds, and events occurring with respect to such funds or accounts could affect the performance of the Funds. For example, in the event that withdrawals of capital or performance losses results in such a fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by the Funds falling in value, which could have a material adverse effect on the Funds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Goldman Sachs or other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. For example, this may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     The Investment Advisers may, but are not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that Goldman Sachs and Goldman Sachs employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Advisers maintain policies and procedures that they believe are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the Funds are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Advisers will make allocations to accounts in which Goldman Sachs and/or employees have an interest.
     The Investment Adviser has established a trade sequencing and rotation policy for certain U.S. equity client accounts (including the Funds) and “wrap fee” accounts. The Investment Adviser does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. The Investment Adviser currently utilizes an asset-based trade sequencing and rotation policy for determining the order in which trades for institutional and wrap accounts are placed. Given current asset levels, the Investment Adviser’s trade sequencing and rotation policy provides that wrap accounts trade ahead of other accounts, including the Funds, 10% of the time. Other accounts, including the Funds, currently trade before wrap accounts 90% of the time. This is reflected in a ten week trade rotation schedule. The Investment Adviser may deviate from the rotation schedule under certain circumstances. These include situations, for example, where in the Investment Adviser’s view it is not practical for the wrap fee accounts to participate in certain types of trades or when there are unusually long delays in a given wrap sponsor’s execution of a particular trade. In addition, a portfolio management team may provide instructions simultaneously regarding the placement of a trade in lieu of the rotation schedule if the trade represents a relatively small proportion of the average daily trading volume of the relevant security.
     The directors, officers and employees of Goldman Sachs, including the Investment Advisers, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Advisers). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Advisers which the Investment Advisers deem to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Advisers and the Funds. The Codes of Ethics require that personnel of the Investment Advisers comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Advisers are subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Advisers’ transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Advisers, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs (or funds or accounts managed by Goldman Sachs and/or in which Goldman Sachs has an interest) has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and one or more Client/GS Accounts (including the Funds) may also invest in different classes of securities of the same issuer. As a result, one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which a

Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/GS Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, the Investment Advisers may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more Client/GS Accounts, the Funds, or Goldman Sachs employees may work together to pursue or enforce such rights. A Fund may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Funds.
     To the extent permitted by applicable law Goldman Sachs (including its personnel or Client/GS Accounts) may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds (collectively referred to as “Structured Investment Products”). The values of Structured Investment Products may be linked to the net asst value of a Fund or Funds and/or the values of a Fund’s investments. In connection with the Structured Investment Products and for hedging, re-balancing, investment and other purposes, to the extent permitted by applicable law, the Funds and/or Goldman Sachs (including its personnel or Client/GS Accounts) may (i) purchase or sell investments held by the Funds and/or Client/GS Accounts, (ii) purchase or sell investments held by the Funds, or (iii) hold synthetic positions that seek to replicate or hedge the performance of a Fund or Funds, a Fund’s investments, a Client/GS Account or a Client/GS Account’s investments. Such positions may be significant and may differ from and/or be contra to a Fund’s or a Client/GS Account’s positions. Goldman Sachs (including its personnel or Client/GS Accounts) reserves the right to make purchases and sales of investments that may also be held by a Fund and or Client/GS Account and to make purchases and sales of shares in the Funds as any time and without notice to the investors in Funds. These derivative-related activities, as well as such investment and redemption activities, may have an adverse effect on the investment management of the Funds and the Funds’ positions, flexibility, diversification strategies and on the amount of fees, expenses and other costs incurred directly or indirectly through the Funds by investors.
     The structure or other characteristics of the derivative instruments (including the Structured Investment Products) may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
     Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses of a money market fund in which it invests which may result in a Fund bearing some additional expenses. All advisory, administrative, or Rule 12b-1 fees applicable to the investment and the fees or allocations from the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with an investor’s direct purchase of the underlying investments, because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
     Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Advisers, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
     Potential Conflicts Relating to Principal and Cross Transactions
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. To the extent permitted by applicable law, the Funds may also enter into “cross transactions” (i.e., where an Investment Adviser causes a Fund to buy securities from, or sell a security to, another client of the Investment Adviser or its affiliates) and “agency cross transactions” (i.e., where Goldman Sachs acts as a broker for, and receives a commission from, both a Fund on one side of the transaction and another account on the other side of the transaction in connection with the purchase or sale of securities). Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction or agency cross transaction. For example, in a cross transaction, an Investment Adviser or an affiliate will represent both a Fund on one side of a transaction and another account, including a Fund, on the other side of the transaction (including an account in which Goldman Sachs or its affiliates have a proprietary interest) in connection with the purchase of a security by such Fund. In addition, in an agency cross transaction, Goldman Sachs will act as broker and receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause a Fund to purchase such security. Each Investment Adviser will ensure that any such cross transaction or agency cross transactions are effected on commercially reasonable market terms and in accordance with the Investment Adviser’s fiduciary duties to such entities.
     Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than as Investment Adviser to the Funds
     To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender, borrower or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Advisers, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Advisers, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     To the extent permitted by applicable law, purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Advisers and their affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, or required with respect to involving client directed accounts.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Without limitation, time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
     The Investment Advisers may select brokers (including, without limitation, affiliates of the Investment Advisers) that furnish the Investment Advisers, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with proprietary research or other appropriate services which provide, in the Investment Advisers’ views, appropriate assistance to the Investment Advisers in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. To the extent permitted by applicable law, such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products and services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Advisers receive research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.
     The Investment Advisers may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Advisers believe are useful in their investment decision-making process. The Investment Advisers may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Advisers believe such voting decisions to be in accordance with their fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory or other requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, there may be certain investment opportunities, investment strategies or actions that Goldman Sachs will not undertake on behalf of the Funds in view of Goldman Sachs’ client or firm activities. For example, Goldman Sachs may determine that a Fund may be precluded from exercising certain rights that it may have as a creditor to a particular borrower. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds as well as for Goldman Sachs. A Fund may also be prohibited from participating in an auction or from otherwise investing in or purchasing certain assets, or from providing financing to a purchaser or potential purchaser if Goldman Sachs is representing the seller. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell or if Goldman Sachs is representing or providing financing to another potential purchaser. The larger the Investment Advisers’

investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Advisers on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. In addition, certain investments may be considered to result in reputational risk or disadvantage. As a result, the Investment Advisers on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Advisers, in their sole discretion, deem it appropriate.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities.
     Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust. An Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which an Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to an Investment Adviser. An Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations- even as to the portion that would be eligible if accounted for separately.
     The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.
     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.
     Certain Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
     Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.
     For the two month fiscal period ended October 31, 2008 and fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006, each of the following Funds paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

						Amount of
						Transactions
						Effected
						through Brokers	Total Brokerage
		Total Brokerage		Total Amount of		Providing	Commissions Paid
Fiscal Period Ended	Total Brokerage	Commissions Paid to		Transactions on which		Proprietary	for Proprietary
October 31, 2008	Commissions Paid	Goldman Sachs		Commissions Paid(1)		Research(2)	Research(2)
Balanced Fund	6,121	— (0%	)(3)	115,270,627(0)	%(4)	—	—
Structured Large Cap Value Fund	33,961	— (0%	)(3)	— (0)	%(4)	—	—
Structured U.S. Equity Fund	22,626	— (0%	)(3)	— (0)	%(4)	—	—
Structured Large Cap Growth Fund	51,395	— (0%	)(3)	— (0)	%(4)	—	—
Structured Small Cap Equity Fund	52,296	— (0%	)(3)	— (0)	%(4)	—	—
Structured International Equity Fund	498,941	— (0%	)(3)	— (0)	%(4)	—	—
Concentrated International Equity Fund	244,390	1,653(1)%	(3)	238,637,626(0)	%(4)	128,026,626	210,632
International Small Cap Fund	60,185	— (0%	)(3)	43,962,038(0)	%(4)	27,647,362	52,305
Emerging Markets Equity Fund	1,162,810	4,587(0%	)(3)	558,587,846(2)	%(4)	1,112,425	460,688,608
Asia Equity Fund	17,682	— (0%	)(3)	27,521,023(0)	%(4)	3,359,420	11,055
BRIC Fund	470,143	— (0%	)(3)	223,331,594(0)	%(4)	171,653,603	431,174
Concentrated Emerging Markets Equity Fund	60,728	1,907(3%	)(3)	45,992,120(2)	%(4)	18,051,211	43,502

1	The Figures in the table report brokerage commissions only from securities transactions. For the fiscal period ended October 31, 2008, Goldman Sachs earned approximately $2,004, $13,572, $2,808, $9,720, $7,320, $42,473, $3,254, $4,587 and $1,907 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Concentrated International Equity, Emerging Markets Equity and Concentrated Emerging Markets Equity Funds, respectively.

2	The information above reflects the full commission amounts paid to brokers that provide their own proprietary research to the Investment Advisers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

3	Percentage of total commissions paid to Goldman Sachs.

4	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

						Amount of
						Transactions
						Effected
						through Brokers	Total Brokerage
		Total Brokerage		Total Amount of		Providing	Commissions Paid
Fiscal Year Ended	Total Brokerage	Commissions Paid to		Transactions on which		Proprietary	for Proprietary
August 31, 2008	Commissions Paid	Goldman Sachs		Commissions Paid(1)		Research(2)	Research(2)
Balanced Fund	$22,934	— (0%	)(3)	$388,462,881 (0%	)(4)	—	—
Structured Large Cap Value Fund	288,117	— (0%	)(3)	4,544,396,667 (0%	)(4)	—	—
Structured U.S. Equity Fund	164,598	— (0%	)(3)	2,980,747,070 (0%	)(4)	—	—
Structured Large Cap Growth Fund	319,627	— (0%	)(3)	4,972,523,251 (0%	)(4)	—	—
Structured Small Cap Equity Fund	253,884	— (0%	)(3)	2,576,592,503 (0%	)(4)	—	—
Structured International Equity Fund	3,976,759	— (0%	)(3)	14,527,280,113 (0%	)(4)	—	—
Concentrated International Equity Fund	1,480,742	5,926 (1%	)(3)	1,664,910,563 (2%	)(4)	692,778,596	1,206,063
International Small Cap Fund	597,567	2,396 (1%	)(3)	505,877,918 (7%	)(4)	292,380,028	530,126
Emerging Markets Equity Fund	7,023,432	— (0%	)(3)	3,649,078,812 (0%	)(4)	2,803,647,393	6,699,947
Asia Equity Fund	443,470	74,199(17	%)(3)	230,898,143 (1%	)(4)	135,964,528	415,646
BRIC Fund	2,488,896	6,806 (0%	)(3)	1,691,127,337(13%	)(4)	971,347,830	2,365,106
Concentrated Emerging Markets Equity Fund	115,997	— (0%	)(3)	108,181,310 (0%	)(4)	43,375,547	93,252

1	The Figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2008, Goldman Sachs earned approximately $11,394, $50,384, $21,304, $46,000, $39,400, $140,253, $13,187, $4,842, $0, $74,199, $6,806 and $0 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds, respectively.

2	The information above reflects the full commission amounts paid to brokers that provide their own proprietary research to the Investment Advisers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

3	Percentage of total commissions paid to Goldman Sachs.

4	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

		Total Brokerage		Total Amount of
Fiscal Year Ended	Total Brokerage	Commissions Paid to		Transactions on which
August 31, 2007	Commissions Paid	Goldman Sachs		Commissions Paid(1)
Balanced Fund	11,928	— (0%)		60,499,660 (0%	)(3)
Structured Large Cap Value Fund	760,881	— (11%	)(2)	4,834,868,152 (0%	)(3)
Structured U.S. Equity Fund	497,953	— (7%	)(2)	4,285,764,375 (0%	)(3)
Structured Large Cap Growth Fund	697,939	5,783 (12%	)(2)	5,717,347,338 (1%	)(3)
Structured Small Cap Equity Fund	1,060,622	— (4%	)(2)	3,122,217,308 (0%	)(3)
Structured International Equity Fund	1,831,868	— (14%	)(2)	5,547,348,193 (0%	)(3)
Concentrated International Equity Fund	1,286,778	1,486 (0%	)(2)	1,118,439,403 (2%	)(3)
International Small Cap Fund	579,744	754 (0%	)(2)	436,633,707 (9%	)(3)
Emerging Markets Equity Fund	6,578,959	1,240 (0%	)(2)	3,387,359,859 (0%	)(3)
Asia Equity Fund	789,945	3,991 (1%	)(2)	425,210,226 (0%	)(3)
BRIC Fund	796,764	4,926 (1%	)(2)	498,237,258 (23%	)(3)
Concentrated Emerging Markets Equity Fund	10,628	658 (6%	)(2)	17,732,300 (18%	)(3)

1	The Figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2007, Goldman Sachs earned approximately $11,326, $81,434, $33,634, $81,146, $45,954, $263,153, $1,977, and $1,728 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Concentrated International Equity, and International Small Cap Funds, respectively.

2	Percentage of total commissions paid to Goldman Sachs.

3	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

		Total Brokerage		Total Amount of
Fiscal Year Ended	Total Brokerage	Commissions Paid to		Transactions on which
August 31, 2006	Commissions Paid	Goldman Sachs(1)		Commissions Paid(1)
Balanced Fund	$135,441	$28,769 (21%	)(2)	$ 296,680,570 (1%	)(3)
Structured Large Cap Value Fund	324,835	82,946 (26%	)(2)	2,068,943,462 (2%	)(3)
Structured U.S. Equity Fund	257,472	13,948 (5%	)(2)	2,178,918,662 (0%	)(3)
Structured Large Cap Growth Fund	219,586	35,663 (16%	)(2)	1,382,507,654 (3%	)(3)
Structured Small Cap Equity Fund	442,746	24,454 (6%	)(2)	1,687,440,090 (2%	)(3)
Structured International Equity Fund	916,069	132,339 (14%	)(2)	2,150,108,305 (0%	)(3)
Concentrated International Equity Fund	644,532	26,934 (4%	)(2)	560,288,079 (5%	)(3)
International Small Cap Fund	462,658	12,572 (3%	)(2)	229,745,931 (4%	)(3)
Emerging Markets Equity Fund	2,707,649	9,245 (0%	)(2)	1,704,918,226 (0%	)(3)
Asia Equity Fund	775,611	— (0%	)(2)	413,298,780 (1%	)(3)
BRIC Fund	19,342	— (0%	)(2)	16,371,807 (0%	)(3)

1	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2006, Goldman Sachs earned approximately $29,000, $83,900, $13,900, $35,700, $24,500, $132,300, $26,900, $12,600, $9,200, $0, and $0 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds, respectively.

2	Percentage of total commissions paid to Goldman Sachs.

3	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.
     For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, each of the following Funds paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

						Amount of
						Transactions
						Effected
						through Brokers	Total Brokerage
		Total Brokerage		Total Amount of		Providing	Commissions Paid
Fiscal Year Ended	Total Brokerage	Commissions Paid to		Transactions on which		Proprietary	for Proprietary
October 31, 2008	Commissions Paid	Goldman Sachs		Commissions Paid(1)		Research(2)	Research(2)
Structured Small Cap Value Fund	93,200	— (0)	%(3)	— (0)	%(4)	—	—
Structured Small Cap Growth Fund	26,566	— (0)	%(3)	— (0)	%(4)	—	—
Strategic International Equity Fund	446,480	800 (0)	%(3)	350,540,880 (0)	%(4)	199,266,019	338,310
Structured International Small Cap Fund	99,287	— (0)	%(3)	— (0)	%(4)	—	—
Structured Emerging Markets Equity Fund	554,759	— (0)	%(3)	— (0)	%(4)	—	—
Structured International Equity Flex Fund	236,349	1,862 (1)	%(3)	11,589,385 (0)	%(4)	—	—

1	The figures in the table report brokerage commissions only from securities transactions. For the year ended October 31, 2008, Goldman Sachs earned approximately $1,410, $245, $1,605, $434, and $23,468 in brokerage commissions from portfolio transactions, including future transactions, executed on behalf of the Structured Small Cap Value, Structured Small Cap Growth, Strategic International Equity, Structured International Small Cap and Structured International Equity Flex Funds, respectively.

2	The information above reflects the full commission amounts paid to brokers that provide their own proprietary research to the Investment Advisers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

3	Percentage of total commissions paid to Goldman Sachs.

4	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

		Total Brokerage		Total Amount of
Fiscal Year Ended	Total Brokerage	Commissions Paid to		Transactions on which
October 31, 2007	Commissions Paid	Goldman Sachs		Commissions Paid(4)
Structured Small Cap Value Fund(1)	$66,226	$576(1	%)(5)	133,206,751	(9%)(6)
Structured Small Cap Growth Fund(1)	$21,780	$128(1	%)(5)	$359,786,133	(1%)(6)
Strategic International Equity Fund(1)	$91,790	$0(0	%)(5)	$319,785,060	(0%)(6)
Structured International Small Cap Fund(2)	$64,633	$16,661(26	%)(5)	$278,971,425	(100%)(6)
Structured Emerging Markets Equity Fund(3)	$84,224	—		$144,801,985	(100%)(6)
Structured International Equity Flex Fund	$41,152	$5,800(14	%)(5)	$351,352,232	(100%)(6)

1	For the period June 25, 2007 through October 31, 2007.

2	The Structured International Small Cap Fund commenced operations on September 28, 2007.

3	The Structured Emerging Markets Equity Fund commenced operations on October 5, 2007.

4	The figures in the table report brokerage commissions only from securities transactions. For the period June 25, 2007 through October 31, 2007, Goldman Sachs earned approximately $500, $100, and $0 in brokerage commissions from portfolio transactions, including future transactions, executed on behalf of the Structured Small Cap Value Fund and the Structured Small Cap Growth Fund, respectively.

5	Percentage of total commissions paid to Goldman Sachs.

6	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

		Total Brokerage		Total Amount of
Fiscal Year Ended	Total Brokerage	Commissions Paid to		Transactions on which
October 31, 2006	Commissions Paid	Goldman Sachs		Commissions Paid(1)
Structured International Equity Flex Fund	38,532	7,540(20	%)(2)	93,317,764 (100	%)(3)

1	The information above reflects the full commission amounts paid to brokers that provide their own proprietary research to the Investment Advisers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

2	Percentage of total commissions paid to Goldman Sachs.

3	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

     Predecessor Funds’ Brokerage Commissions. The table below shows the amounts reported by the Predecessor Funds and their predecessor funds as paid in brokerage commissions with respect to the Predecessor Funds and their predecessor funds for the fiscal years ended October 31, 2006 and October 31, 2007.

	Brokerage Commissions Paid*
Predecessor Fund	2006	2007**
AXA Enterprise Small Company Value Fund	$178,084	$1,750,728
AXA Enterprise Small Company Growth Fund	$237,960	$393,524
AXA Enterprise International Growth Fund	$243,302	$67,836

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Predecessor Sub-adviser(s), changes in transaction costs and market conditions.

**	For the period November 1, 2006 through June 22, 2007.

     Predecessor Funds’ Brokerage Transactions with Affiliates. During the fiscal periods ended October 31, 2007 and October 31, 2006 the following Predecessor Funds and their predecessor funds paid the amounts indicated to the affiliated broker-dealers of AXA Capital, AXA Equitable or the Predecessor Distributor or affiliates of the Predecessor Sub-Adviser to each Predecessor Fund or their predecessor funds.
FISCAL YEAR ENDED OCTOBER 31, 2007*

		Aggregate	Percentage of
		Brokerage	Total	Percentage of
	Affiliated	Commissions	Brokerage	Transactions (Based on
Predecessor Fund	Broker-Dealer	Paid**	Commissions	Dollar Amounts)
AXA Enterprise Small Company Value Fund	Gabelli & Company, Inc.	$91,760	5.24%	8.42%
AXA Enterprise Small Company Growth Fund	N/A	N/A	N/A	N/A
AXA Enterprise International Growth Fund	N/A	N/A	N/A	N/A

*	For the period November 1, 2006 through June 22, 2007.

**	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Predecessor Sub-adviser(s), changes in transaction costs and market conditions.

FISCAL YEAR ENDED OCTOBER 31, 2006

		Aggregate	Percentage of
		Brokerage	Total	Percentage of
	Affiliated	Commissions	Brokerage	Transactions (Based
Predecessor Fund	Broker-Dealer	Paid**	Commissions	on Dollar Amounts)
AXA Enterprise Small Company Value Fund	Gabelli & Company, Inc.	$94,516	53.08%	21.07%
AXA Enterprise Small Company Growth Fund	N/A	N/A	N/A	N/A
AXA Enterprise International Growth Fund	N/A	N/A	N/A	N/A

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.
     Predecessor Funds’ Brokerage Transactions Relating to Research Services. For the fiscal year ended October 31, 2007, the Predecessor Funds and their predecessor funds directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Predecessor Funds and their predecessor funds paid the brokerage commissions indicated:

	Amount of Portfolio	Related Brokerage
Predecessor Fund	Transactions	Commissions Paid
AXA Enterprise Small Company Value Fund	N/A	N/A
AXA Enterprise Small Company Growth Fund	N/A	N/A
AXA Enterprise International Growth Fund	N/A	N/A

Funds’ Investments in Regular Broker-Dealers
     During the fiscal year ended October 31, 2008, the Funds’ regular brokers, as defined in Rule 10b-1 under the Act, were: Merrill Lynch & Co., State Street Brokerage Services, UBS Warburg Dillon Reed AG, Credit Suisse, Citigroup Global Markets, Inc., Lehman Brothers Inc., Morgan Stanley, J.P. Morgan Chase & Co., Deutsche Bank Securities, Inc. and Bank of America Securities LLC.
     As of October 31, 2008, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands).

Fund	Broker/Dealer	Amount
Balanced Fund	Bank of America	$206
	Morgan Stanley	333
	Bear Stearns	1,018
	Citigroup, Inc.	311

Structured Large Cap Value Fund	JPMorgan Chase	33,942
	Bank of America	28,029
	Citigroup	13,370

Structured Large Cap Value Fund	JPMorgan Chase	10,436
	Bank of America	10,176
	Citigroup	2,724

Strategic International Equity Fund	Credit Suisse	717
	UBS	493

Concentrated International Equity Fund	JPMorgan Chase	603
	Credit Suisse	3,148
	UBS AG	2,048
NET ASSET VALUE
     In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     Portfolio securities of a Fund for which market quotations are available are readily available and valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For Funds that invest a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service (if available), in accordance with the fair value procedures approved by the Trustees, and are intended to reflect more accurately the value of those securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
     The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.
     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
Errors and Corrective Actions
     The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a

Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.
     As discussed in more detail under “Net Asset Value,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
SHARES OF THE TRUST
     The Balanced, Structured U.S. Equity, Concentrated International Equity, Asia Equity and Concentrated Emerging Markets Equity Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to series of Goldman Sachs Trust, a Delaware statutory trust, established by a Declaration of Trust dated January 28, 1997. The Structured Small Cap Value, Structured Small Cap Growth, Structured International Small Cap, Structured Emerging Markets Equity, Strategic International Equity, and Structured International Equity Flex Funds fiscal year end is October 31. The Balanced, Structured Large Cap Value, Structured U.S. Equity Fund, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Concentrated International Equity, International Small Cap Fund, Emerging Markets Equity, Asia Equity, BRIC and Concentrated Emerging Markets Equity Funds have changed their fiscal year ends from August 31 to October 31.
     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of February 27, 2009, the Trustees have classified the shares of each of the Funds (other than the Balanced, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC, Structured International Equity Flex, Concentrated Emerging Markets Equity, Structured International Small Cap and Structured Emerging Markets Equity Funds) into seven classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class IR Shares. The Trustees have classified the Balanced, Concentrated International Equity, International Small Cap and Emerging Markets Equity Funds into five classes of shares: Class A, Class B, Class C, Institutional and Service Shares. The Trustees have classified the Structured International Equity Flex Fund into five classes of shares: Class A, Class C, Institutional, Class R and IR Shares. The Trustees have classified the Asia Equity Fund into four classes of shares: Class A, Class B, Class C and Institutional Shares. The Trustees have classified the BRIC, Concentrated Emerging Markets Equity, Structured International Small Cap and Structured Emerging Markets Equity Funds into three classes of shares: Class A, Class C, and Institutional Shares. Additional series and classes may be added in the future.
     Each Class A Share, Class B Share, Class C Share, Institutional Share, Class R Share, Class IR Share and Service Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Class R Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B, Class C or Class R Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.
     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
     Class B Shares of the Funds are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class

B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.
     Class C Shares of the Funds are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.
     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.
     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.
     Class R and Class IR Shares are sold at net asset value without a sales charge. As noted in the Prospectus, Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Participant in a Retirement Plan should contact their Retirement Plan service provider for information regarding purchases, sales and exchanges of Class R and Class IR Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the average daily net assets attributable to Class R Shares.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class R, Class IR, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of

Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Principal Holders of Securities
     As of February 10, 2009, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares:
     Asia Equity Fund: Class A Shares, Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, (20.03%); Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004-2434 (26.28%).
     Balanced Fund: Class A Shares, Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009 (68.68%).
     BRIC Fund: Class A Shares, Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246-6484 (12.21%); Class A Shares, Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009 (23.35%); Class C Shares, Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246-6484 (32.68%).
     Concentrated Emerging Markets Equity Fund: Institutional Shares, State Street Bank & Trust Co., Cust. GS Satellite Strategies Portfolio, P.O. Box 1173, Boston, MA 02205-1173 (88.40%).
     Concentrated International Equity Fund: Class A Shares, Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009 (29.48%).
     Emerging Markets Equity Fund: Class A Shares, TD Ameritrade Inc., FEBO Customers, P.O. Box 2226, Omaha, NE 68103-2226 (16.18%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (24.96%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Aggressive Growth Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (9.57%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth Strategy Portfolio, P.O. Box 1713, Boston, MA 02205-1713 (22.15%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth & Income Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (23.03%).
     International Small Cap Fund: Class A Shares, Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009 (14.51%); Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004-2434 (24.89%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Satellite Strategies Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (58.46%); .

     Strategic International Equity Fund: Institutional Shares, Direct General Insurance Co., c/o US Bank, Attn: Heidi Brock, 425 Walnut Street, 5th Fl., Cincinnati, OH 45202-3944 (46.98%).
     Structured Emerging Markets Equity Fund: Institutional Shares, State Street Bank & Trust Co., Cust. GS Balanced Strategy Portfolio, P.O. Box 1713, Boston, MA 02205-1713 (7.84%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Equity Growth Strategy Portfolio, P.O. Box 1713, Boston, MA 02205-1713 (14.16%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth Strategy Portfolio, P.O. Box 1713, Boston, MA 02205-1713 (34.33%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth & Income Strategy Portfolio, P.O. Box 1713, Boston, MA 02205-1713 (38.38%).
     Structured International Small Cap Fund: Class A Shares, TD Ameritrade Inc. FEBO Customers, P.O. Box 2226, Omaha, NE 68103-2226 (33.78%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (51.53%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Balanced Strategy, P.O. Box 1713, Boston, MA 02205-1713 (11.06%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Equity Growth Strategy Portfolio, P.O. Box 1713, Boston, MA 02205-1713 (12.11%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth Strategy, P.O. Box 1713, Boston, MA 02205-1713 (31.30%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth & Income Strategy Portfolio, P.O. Box 1713, Boston, MA 02205-1713 (37.94%).
     Structured International Equity Fund: Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (22.11%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Aggressive Growth Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (12.91%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth & Income Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (26.30%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (28.62%).
     Structured Large Cap Growth Fund: Class A Shares, TD Ameritrade Inc. FEBO Customers, P.O. Box 2226, Omaha, NE 68103-2226 (22.65%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (35.03%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Aggressive Growth Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (12.91%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth & Income Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (32.81%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (38.30%).
     Structured Large Cap Value Fund: Class A Shares, TD Ameritrade Inc. FEBO Customers, P.O. Box 2226, Omaha, NE 68103-2226 (23.13%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (31.83%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Aggressive Growth Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (15.89%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth & Income Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (33.08%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (38.51%).
     Structured Small Cap Equity Fund: Class A Shares, TD Ameritrade Inc. FEBO Customers, P.O. Box 2226, Omaha, NE 68103-2226 (23.13%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (35.76%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Balanced Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (9.03%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Aggressive Growth Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (13.62%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth & Income Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (33.95%); Institutional Shares, State Street Bank & Trust Co., Cust. GS Growth Strategy Portfolio, P.O., Box 1713, Boston, MA 02205-1713 (38.48%).
     Structured U.S. Equity Fund: Class A Shares, Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009 (19.68%); Institutional Shares, State Street Bank & Trust, TTEE. GS Profit Sharing Master Trust Cash Sweep Support Group, Josiah Quincy Building 5N, 200 Newport Ave., North Quincy, MA 02171-2102 (47.04%).
     The Trust does not know of any person who owns of record or beneficially 5% or more of any class of the Structured International Equity Flex, Structured Small Cap Growth or Structured Small Cap Value Funds.
     As February 10, 2009, the Goldman Sachs Satellite Strategies Portfolio (“Satellite Strategies Portfolio”) owned 79.16% of the outstanding shares of the Concentrated Emerging Markets Equity Fund. For so long as this investment represents a greater than 25% interest in the Fund, Satellite Strategies Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as Satellite Strategies Portfolio is a control person, in the event of a proxy affecting the Fund, Satellite Strategies Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Satellite Strategies Portfolio of its holdings in the Concentrated Emerging Markets Equity Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.
     As February 10, 2009, the Satellite Strategies Portfolio owned 33.33% of the outstanding shares of the International Small Cap Fund. For so long as this investment represents a greater than 25% interest in the Fund, Satellite Strategies Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as Satellite Strategies Portfolio is a control person, in the event of a proxy affecting the Fund, Satellite Strategies Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Satellite Strategies Portfolio of its holdings in the International Small Cap Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.
     As of February 10, 2009, the Goldman Sachs Growth Strategy Portfolio (“Growth Strategy Portfolio”), owned 34.11% of the outstanding shares of the Structured Emerging Markets Equity Fund. For so long as this investment represents a greater than 25% interest in the Fund, Growth Strategy Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as Growth Strategy Portfolio is a control person, in the event of a proxy affecting the Fund, Growth Strategy Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Growth Strategy Portfolio of its holdings in the Structured Emerging Markets Equity Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.
     As of February 10, 2009, Goldman Sachs Growth and Income Strategy Portfolio (“Growth and Income Strategy Portfolio”), owned 38.13% of the outstanding shares of the Structured Emerging Markets Equity Fund. For so long as this investment represents a greater than 25% interest in the Fund, Growth and Income Strategy Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as Growth and Income Strategy Portfolio is a control person, in the event of a proxy affecting the Fund, Growth and Income Strategy Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Growth and Income Strategy Portfolio of its holdings in the Structured Emerging Markets Equity Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.
     As of February 10, 2009, Growth and Income Strategy Portfolio, owned 30.28% of the outstanding shares of the Structured International Small Cap Fund. For so long as this investment represents a greater than 25% interest in the Fund, Growth and Income Strategy Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as Growth and Income Strategy Portfolio is a control person, in the event of a proxy affecting the Fund, Growth and Income Strategy Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Growth and Income Strategy Portfolio of its holdings in the Structured International Small Cap Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.
     As of February 10, 2009, the Growth Strategy Portfolio, owned 27.83% of the outstanding shares of the Structured Large Cap Growth Fund. For so long as this investment represents a greater than 25% interest in the Fund, Growth Strategy Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as Growth Strategy Portfolio is a control person, in the event of a proxy affecting the Fund, Growth Strategy Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Growth Strategy Portfolio of its holdings in the Structured Large Cap Growth Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.
     As of February 10, 2009, Growth Strategy Portfolio, owned 27.17% of the outstanding shares of the Structured Large Cap Value Fund. For so long as this investment represents a greater than 25% interest in the Fund, Growth Strategy Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as Growth Strategy Portfolio is a control person, in the event of a proxy affecting the Fund, Growth Strategy Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Growth Strategy Portfolio of its holdings in the Structured Large Cap Value Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.
     As of February 10, 2009, Growth and Income Strategy Portfolio, owned 27.51% of the outstanding shares of the Structured Small Cap Equity Fund. For so long as this investment represents a greater than 25% interest in the Fund, Growth and Income Strategy Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as Growth and Income Strategy Portfolio is a control person, in the event of a proxy affecting the Fund, Growth and Income Strategy Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Growth and Income Strategy Portfolio of its holdings in the Structured Small Cap Equity Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

TAXATION
     The following is a summary of certain additional U.S. federal income, and state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust that are not described in the Prospectus. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.
Fund Taxation
     Each Fund is treated as a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.
     There are certain tax requirements that each Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (1) the Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in such stocks, securities or currencies or net income derived from an interest in a qualified publicly traded partnership (the “90% gross income test”); and (2) the Fund diversify its holdings so that at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or certain publicly traded partnerships.
     For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations for U.S. tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
     If a Fund complies with the provisions discussed above, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that each Fund will avoid corporate-level tax in each year.
     Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Structured International Equity, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity or BRIC Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. Each Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.
     To avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
     For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. As of October 31, 2008, the following Funds had capital loss carryforwards approximating the amounts indicated, expiring in the years indicated:

	Capital Loss
Fund	Carryforward	Expiration
Balanced Fund	$17,978,719	2016

Structured Large Cap Value Fund	290,369,025	2016

Structured U.S. Equity Fund	22,117,498	2009
	90,623,641	2016

Structured Large Cap Growth Fund	61,712,621	2009
	158,481,000	2010
	5,803,222	2011
	15,811,506	2015
	273,405,196	2016

Structured Small Cap Equity Fund	12,278,226	2015
	183,133,449	2016

Structured International Equity Fund	542,562,114	2016

	Capital Loss
Fund	Carryforward	Expiration
Concentrated International Equity Fund	3,480,014	2009
	265,232,801	2010
	69,572,929	2011
	112,531,656	2016

International Small Cap Fund	24,352,289	2009
	51,047,001	2010
	29,417,166	2016

Emerging Markets Equity Fund	195,682,327	2016

BRIC Fund	125,638,213	2016

Asia Equity Fund	10,069,854	2016

Concentrated Emerging Markets Fund	8,094,364	2016

Structured Small Cap Growth Fund	13,801,349	2016

Structured Small Cap Value Fund	52,040,099	2016

Structured International Small Cap Fund	44,061,383	2016

Structured Emerging Markets Equity Fund	59,568,423	2016

Strategic International Equity Fund	36,073,466	2016

Structured International Equity Flex Fund	67,252,387	2016
     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the Internal Revenue Service may not agree with a Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.
     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
     A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, maintain its qualification as a regulated investment company and avoid federal income and excise taxes, a Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.
     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”), that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from those companies or gain from the sale of stock in those companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but those elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
     If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
Foreign Taxes
     Each Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If, as may occur for the International Equity and Structured Equity International Funds, more than 50% of a Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)
     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the International Equity and Structured Equity International Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the International Equity or Structured Equity International Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by that Fund.
     Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the International Equity or Structured Equity International Funds file the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.
Non-U.S. Shareholders
     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
     Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the International Equity and Structured Equity International Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
     Under a temporary position, which is scheduled to expire for taxable years of a Fund beginning after December 31, 2009, non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is expected that the Funds will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. As a result, U.S. tax withholding would apply to distributions attributable to interest income, dividends and other investment income earned by a Fund and, would also apply to distributions of short-term gains for taxable years beginning after December 31, 2009, unless Congress extends the above provision.
     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.
     Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
     Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

State and Local Taxes
     Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in such a Fund may have tax consequences for shareholders that are different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
     The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in each Fund’s October 31, 2008 Annual Report are hereby incorporated by reference. The financial statements in each Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus.
PROXY VOTING
     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at http://www.goldmansachsfunds.com and on the SEC’s website at http://www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Funds described in the Funds’ Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor, and/or their affiliates for the performance of these or similar services. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation. In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. In certain cases, the Intermediary may not pay for these products or services. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling.
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates, or the Additional Services received by an Intermediary, may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     For the fiscal year ended October 31, 2008, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 110 Intermediaries. During the fiscal year ended October 31, 2008, the Investment Adviser, Distributor and their affiliates paid to Intermediaries approximately $108.6 million in Additional Payments (excluding payments made through sub-transfer agency and networking agreements) with respect to all funds of the Trust (including the Funds included in this SAI) and an affiliated investment company, Goldman Sachs Variable Insurance Trust.
     For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel- Dechert LLP, the Funds’ financial printer- Bowne, and the Funds’ proxy voting service- ISS. KPMG LLP, an investor in the Funds, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain fixed income funds of the Trust provide non-public portfolio holdings information to Standard & Poor’s Rating Services to allow such Funds to be rated by it and certain equity funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The Funds (except for the Structured Equity Funds and the Balanced Fund) currently intend to publish on the Trust’s website (http://www.goldmansachsfunds.com) complete portfolio holdings for each Fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds (except for the Structured Equity Funds and the Balanced Fund) intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. The Structured Equity Funds and the Balanced Fund currently intend to publish on the Trust’s website complete portfolio holdings for each Structured Fund and the Balanced Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. The Structured Equity Funds and the Balanced Fund may however, at their discretion, publish these holdings earlier than 45 calendar days, if deemed necessary by the Funds. In addition, the Structured Equity Funds and the Balanced Fund intend to publish on their website quarter-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of February 27, 2009, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     As stated in the Prospectuses, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.
     The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Line of Credit
     The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM, GSAMI or their affiliates. Pursuant to the terms of this facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended October 31, 2008, the Funds did not have any borrowings under the facility.
Large Trade Notifications
     The Transfer Agent may from time to time receive notice that an Authorized Dealer or other financial intermediary has received an order for a large trade in a Fund’s shares. The Funds may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Dealer or other financial intermediary may not ultimately process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.
Corporate Actions
     From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.
     In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares, Class C Shares and Class R Shares Only)
     Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B, Class C and Class R Shares of each applicable Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide — Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Funds, and enable the Funds to offer investors the choice of investing in either Class A, Class B, Class C or Class R Shares when investing in the Funds. In addition, distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
     The Plans for Class A, B, C and R Shares of each applicable Fund were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on June 18, 2008.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75%, 0.75% and 0.50% per annum of a Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively, of such Fund. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of each Fund’s average daily net assets attributable to Class B or Class C Shares. With respect to Class R and Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B, Class C and Class R Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B, Class C and Class R Shares.
     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2009 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B, Class C or Class R Shares of the affected Fund and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B, Class C or Class R Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B, Class C and Class R Shareholders.
     The following chart shows the distribution and service fees paid to Goldman Sachs for the two month fiscal period ended October 31, 2008 and fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006 by each of the following Funds pursuant to the Class A Plan:

	Fiscal period	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended	ended
	October 31,	August 31,	August 31,	August 31,
	2008*	2008	2007	2006
Balanced Fund	$55,086	$419,257	$456,677	$457,088
Structured Large Cap Value Fund	143,606	1,193,452	1,494,518	699,776
Structured U.S. Equity Fund	187,105	1,693,895	1,964,930	1,324,785
Structured Large Cap Growth Fund	146,755	1,332,970	1,273,300	555,144
Structured Small Cap Equity Fund	75,244	499,278	624,433	443,067
Structured International Equity Fund	339,618	3,382,146	2,835,391	1,174,234
Concentrated International Equity Fund	98,694	929,656	1,046,709	866,469
International Small Cap Fund	12,432	168,487	279,353	237,875
Emerging Markets Equity Fund	151,885	1,678,307	1,364,956	620,458
Asia Equity Fund	22,307	290,951	275,254	212,416
BRIC Fund(1)	114,849	1,165,229	272,050	665
Concentrated Emerging Markets Equity Fund(2)	594	2,261	43	0

*	The Funds’ fiscal year end has changed from August 31 to October 31. The amounts provided are for the fiscal period September 1, 2008 to October 31, 2008.

1	The Class A Share class of the BRIC Fund commenced operations on June 30, 2006.

2	The Class A Share class of the Concentrated Emerging Markets Equity Fund commenced operations on June 29, 2007.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the two month fiscal period ended October 31, 2008 and fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006 by each of the following Funds pursuant to the Class B Plan:

	Fiscal period	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended	ended
	October 31,	August 31,	August 31,	August 31,
	2008*	2008	2007	2006
Balanced Fund	$19,198	$149,866	$181,941	$244,871
Structured Large Cap Value Fund	10,048	112,553	191,208	195,428
Structured U.S. Equity Fund	97,869	1,118,624	1,318,078	909,705
Structured Large Cap Growth Fund	32,791	363,771	384,881	535,270
Structured Small Cap Equity Fund	7,797	77,809	144,535	179,952
Structured International Equity Fund	17,438	171,371	134,322	91,706
Concentrated International Equity Fund	8,053	97,134	141,131	141,737
International Small Cap Fund	2,311	33,449	48,110	53,520
Emerging Markets Equity Fund	17,641	179,040	146,477	105,357
Asia Equity Fund	2,933	36,251	32,263	46,920
BRIC Fund(1)	N/A	N/A	N/A	N/A
Concentrated Emerging Markets Equity Fund(1)	N/A	N/A	N/A	N/A

*	The Funds’ fiscal year end has changed from August 31 to October 31. The amounts provided are for the fiscal period September 1, 2008 to October 31, 2008.

1	The BRIC and Concentrated Emerging Markets Equity Funds do not offer Class B Shares.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the two month fiscal period ended October 31, 2008 and the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006 by each of the following Funds pursuant to the Class C Plan:

	Fiscal period	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended	ended
	October 31,	August 31,	August 31,	August 31,
	2008*	2008	2007	2006
Balanced Fund	$11,976	$81,985	$69,904	$61,501
Structured Large Cap Value Fund	26,692	220,097	254,477	216,928
Structured U.S. Equity Fund	82,867	771,443	704,256	377,591
Structured Large Cap Growth Fund	32,183	301,148	252,943	265,750
Structured Small Cap Equity Fund	22,545	177,093	257,443	269,567
Structured International Equity Fund	13,124	128,523	102,215	58,743
Concentrated International Equity Fund	28,870	263,009	275,567	204,717
International Small Cap Fund	4,996	60,711	86,721	74,506
Emerging Markets Equity Fund	26,555	299,882	255,924	127,408
Asia Equity Fund	5,164	68,965	47,205	30,099
BRIC Fund(1)	188,174	1,726,587	360,524	693
Concentrated Emerging Markets Equity Fund(2)	241	1,830	27	N/A

*	The Funds’ fiscal year end has changed from August 31 to October 31. The amounts provided are for the fiscal period September 1, 2008 to October 31, 2008.

1	The Class C Share class of the BRIC Fund commenced operations on June 30, 2006.

2	The Class C Share class of the Concentrated Emerging Markets Equity Fund commenced operations on June 29, 2007.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the two month fiscal period ended October 31, 2008 and the fiscal year ended August 31, 2008 by each of the following Funds pursuant to the Class R Plan:

	Fiscal period	Fiscal period
	ended	ended
	October 31,	August 31,
	2008*	2008**
Balanced Fund(1)	$ N/A	$ N/A
Structured Large Cap Value Fund	6	34
Structured U.S. Equity Fund	6	34
Structured Large Cap Growth Fund	6	34
Structured Small Cap Equity Fund	7	35
Structured International Equity Fund	5	33
Concentrated International Equity Fund(1)	N/A	N/A
International Small Cap Fund(1)	N/A	N/A
Emerging Markets Equity Fund(1)	N/A	N/A
Asia Equity Fund(1)	N/A	N/A
BRIC Fund(1)	N/A	N/A
Concentrated Emerging Markets Equity Fund(1)	N/A	N/A

*	The Funds’ fiscal year end has changed from August 31 to October 31. The amounts provided are for the fiscal period September 1, 2008 to October 31, 2008.

**	Class R shares of the Funds commenced operations on November 30, 2007, and, therefore, no Class R Plan fees were paid to Goldman Sachs for the fiscal years ended August 31, 2007 and August 31, 2006.

1	The Balanced, Concentrated International Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC, and Concentrated Emerging Markets Equity Funds do not offer Class R Shares.
     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006 by each of the following Funds pursuant to the Class A Plan:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	October 31,	October 31,	October 31,
	2008	2007	2006
Structured Small Cap Value	$325,396	$204,164 *	N/A
Structured Small Cap Growth	73,846	40,755 *	N/A
Strategic International Equity Fund	183,678	83,782 *	N/A
Structured International Small Cap Fund[1]	85,160	4,182	N/A
Structured Emerging Markets Equity Fund[2]	999	12	N/A
Structured International Equity Flex Fund[3]	482,325	442,561	$7,933

*	For the period June 25, 2007 through October 31, 2007.

1	The Structured International Small Cap Fund commenced operations on September 28, 2007.

2	The Structured Emerging Markets Equity Fund commenced operations on October 5, 2007.

3	The Class A Share class of the Structured International Equity Flex Fund commenced operations on July 31, 2006.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended October 31, 2008 and October 31, 2007 by each of the following Funds pursuant to the Class B Plan (the Structured International Small Cap, Structured Emerging Markets Equity and Structured International Flex Funds do not offer Class B Shares):

	Fiscal year	Fiscal year
	ended	ended
	October 31,	October 31,
	2008	2007
Structured Small Cap Value	$707,384	$489,862 *
Structured Small Cap Growth	173,620	97,068 *
Strategic International Equity Fund	219,063	114,818 *

*	For the period June 25, 2007 through October 31, 2007.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006 by each of the following Funds pursuant to the Class C Plan:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	October 31,	October 31,	October 31,
	2008	2007	2006
Structured Small Cap Value	$426,768	$268,896 *	N/A
Structured Small Cap Growth	80,901	44,334 *	N/A
Strategic International Equity Fund	228,457	125,054 *	N/A
Structured International Small Cap Fund[1]	122	9	N/A
Structured Emerging Markets Equity Fund[2]	698	7	N/A
Structured International Equity Flex Fund[3]	42,418	21,968	$71

*	For the period June 25, 2007 through October 31, 2007.

1	The Structured International Small Cap Fund commenced operations on September 28, 2007.

2	The Structured Emerging Markets Equity Fund commenced operations on October 5, 2007.

3	The Class C Share class of the Structured International Equity Flex Fund commenced operations on July 31, 2006.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal year ended October 31, 2008 by each of the following Funds pursuant to the Class R Plan (the Structured International Small Cap and Structured Emerging Markets Equity Funds do not offer Class R Shares):

Fiscal period
ended
October 31,
2008*
Structured Small Cap Value	$41
Structured Small Cap Growth	40
Structured International Equity Flex Fund	39
Strategic International Equity Fund	38

*	Class R shares of the Funds commenced operations on November 30, 2007, and, therefore, no Class R Plan fees were paid to Goldman Sachs for the fiscal years ended October 31, 2007 and October 31, 2006.
     During the two month fiscal period ended October 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each of the following Funds with Class A Shares:

				Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
	Compensation	Distributor and Its	Overhead,	Other Than	Distribution of
	to	Sales	Telephone and	Current	Sales Literature
Fund	Dealers(1)	Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Asia Equity Fund	$9,354	$66,768	$4,366	$437	$730	$81,656
Balanced Fund	35,786	17,027	1,273	127	213	54,426
Structured International Equity Fund	187,188	886,729	54,682	5,475	9,148	1,143,223
Structured Large Cap Growth Fund	177,555	136,521	8,685	870	1,453	325,084
Structured Large Cap Value Fund	169,933	160,624	10,962	1,098	1,834	344,450
Structured Small Cap Equity Fund	88,155	113,062	7,269	728	1,216	210,430
Structured US Equity Fund	208,463	177,334	11,944	1,196	1,998	400,935
Emerging Markets Equity Fund	89,976	365,027	23,466	2,350	3,926	484,744
Concentrated International Equity Fund	59,637	215,352	14,940	1,496	2,500	293,925
International Small Cap Fund	5,238	81,717	5,415	542	906	93,819
BRIC Fund	141,306	260,231	21,503	2,153	3,597	428,789
Concentrated Emerging Markets Equity Fund	5	—	—	—	—	5

1	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.
     During the fiscal year ended August 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each of the following Funds with Class A Shares:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation
		Distributor and	Overhead,	Prospectuses to	and
	Compensation	Its	Telephone and	Other Than	Distribution of
	To	Sales	Travel	Current	Sales Literature
Fund	Dealers(1)	Personnel	Expenses	Shareholders	and Advertising	Totals
Asia Equity Fund	$91,944	$493,529	$53,710	$5,343	$8,985	$653,511
Balanced Fund	478,435	78,505	8,302	826	1,389	567,457
Structured International Equity Fund	1,698,028	3,761,475	700,244	69,661	117,145	6,346,553
Structured Large Cap Growth Fund	1,258,250	639,674	107,872	10,731	18,046	2,034,574
Structured Large Cap Value Fund	1,260,841	834,550	126,882	12,622	21,226	2,256,122
Structured Small Cap Equity Fund	476,259	495,618	89,503	8,904	14,973	1,085,258
Structured US Equity Fund	1,618,578	956,756	140,526	13,980	23,509	2,753,349
Emerging Markets Equity Fund	744,740	2,286,405	290,141	28,864	48,538	3,398,687
Concentrated International Equity Fund	555,987	1,338,337	171,119	17,023	28,627	2,111,093
International Small Cap Fund	83,975	418,390	65,065	6,473	10,885	584,789
BRIC Fund	—	—	205,691	20,462	34,410	260,564
Concentrated Emerging Markets Equity Fund	10	—	—	—	—	10

1	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.
     During the two month fiscal period ended October 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each of the following Funds with Class B Shares:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation
		Distributor and	Overhead,	Prospectuses to	and
	Compensation	Its	Telephone and	Other Than	Distribution of
	to	Sales	Travel	Current	Sales Literature
Fund	Dealers(1)	Personnel	Expenses	Shareholders	and Advertising	Totals
Asia Equity Fund	—	$4,338	$363	$36	$61	$4,798
Balanced Fund	—	3,739	297	30	50	4,116
Structured International Equity Fund	$4,221	12,015	996	100	167	17,498
Structured Large Cap Growth Fund	—	32,235	2,659	266	445	35,604
Structured Large Cap Value Fund	—	6,939	564	56	94	7,654
Structured Small Cap Equity Fund	—	9,204	741	74	124	10,143
Structured US Equity Fund	—	84,475	6,815	682	1,140	93,112
Emerging Markets Equity Fund	—	4,458	380	38	64	4,939
Concentrated International Equity Fund	—	8,504	741	74	124	9,443
International Small Cap Fund	3,550	2,317	195	20	33	6,114

1	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.
     During the fiscal year ended August 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each of the following Funds with Class B Shares:

				Printing and
				Mailing of
		Compensation and	Allocable	Prospectuses to	Preparation and
	Compensation	Expenses of the	Overhead,	Other Than	Distribution of
	to	Distributor and Its	Telephone and	Current	Sales Literature
Fund	Dealers(1)	Sales Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Asia Equity Fund	$31,956	$30,500	$3,436	$342	$575	$66,808
Balanced Fund	125,480	12,983	1,673	166	280	140,582
Structured International Equity Fund	36,523	68,061	9,494	945	1,588	116,611
Structured Large Cap Growth Fund	138,430	188,782	25,476	2,534	4,262	359,483
Structured Large Cap Value Fund	65,843	42,256	5,486	546	918	115,048
Structured Small Cap Equity Fund	33,893	53,893	7,272	723	1,216	96,998
Structured US Equity Fund	466,934	475,848	66,736	6,639	11,164	1,027,322
Emerging Markets Equity Fund	135,611	28,242	3,524	351	590	168,317
Concentrated International Equity Fund	51,368	54,578	6,709	667	1,122	114,444
International Small Cap Fund	59,715	16,738	1,821	181	305	78,761

1	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.
     During the two month fiscal period ended October 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each of the following Funds with Class C Shares:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of
		Distributor and	Overhead,	Prospectuses to	Preparation and
	Compensation	Its	Telephone and	Other Than	Distribution of
	to	Sales	Travel	Current	Sales Literature
Fund	Dealers(1)	Personnel	Expenses	Shareholders	and Advertising	Totals
Asia Equity Fund	—	$2,984	$251	$25	$42	$3,303
Balanced Fund	—	691	52	5	9	756
Structured International Equity Fund	$8,448	10,132	837	84	140	19,641
Structured Large Cap Growth Fund	—	12,724	1,041	104	174	14,043
Structured Large Cap Value Fund	—	6,603	519	52	87	7,261
Structured Small Cap Equity Fund	—	9,486	748	75	125	10,435
Structured US Equity Fund	—	13,521	1,065	107	178	14,872
Emerging Markets Equity Fund	—	8,610	732	73	122	9,538
Concentrated International Equity Fund	—	22,863	2,051	205	343	25,462
International Small Cap Fund	1,547	5,133	446	45	75	7,246
BRIC Fund	—	153,963	12,851	1,287	2,150	170,251

1	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.
     During the fiscal year ended August 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each of the following Funds with Class C Shares:

				Printing and
				Mailing of
		Compensation and	Allocable	Prospectuses to	Preparation and
		Expenses of the	Overhead,	Other Than	Distribution of
	Compensation to	Distributor and Its	Telephone and	Current	Sales Literature
Fund	Dealers(1)	Sales Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Asia Equity Fund	$70,578	$23,138	$2,370	$236	$396	$96,717
Balanced Fund	114,397	3,341	422	42	71	118,273
Structured International Equity Fund	73,085	57,691	8,006	796	1,339	140,918
Structured Large Cap Growth Fund	310,717	71,839	10,051	1,000	1,682	395,289
Structured Large Cap Value Fund	213,226	72,703	5,220	519	873	292,541
Structured Small Cap Equity Fund	163,774	54,500	7,500	746	1,255	227,774
Structured US Equity Fund	755,672	76,673	10,690	1,063	1,788	845,887
Emerging Markets Equity Fund	317,570	52,133	6,807	677	1,139	378,326
Concentrated International Equity Fund	222,274	143,644	18,008	1,791	3,013	388,731
International Small Cap Fund	25,995	40,114	4,074	405	682	71,270
BRIC Fund	25,686	622,531	490,892	49,151	82,126	1,270,386

1	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.
     During the two month fiscal period ended October 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan of each of the following Funds with Class R Shares:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation
		Distributor and	Overhead,	Prospectuses to	and
	Compensation	Its	Telephone and	Other Than	Distribution of
	to	Sales	Travel	Current	Sales Literature
Fund	Dealers	Personnel	Expenses	Shareholders	and Advertising	Totals
Structured International Equity Fund	—	—	—	—	—	—
Structured Large Cap Growth Fund	—	—	—	—	—	—
Structured Large Cap Value Fund	—	—	—	—	—	—
Structured Small Cap Equity Fund	—	—	—	—	—	—
Structured US Equity Fund	—	—	—	—	—	—
     During the fiscal year ended August 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan of each of the following Funds with Class R Shares:

Printing and
Mailing of
		Compensation and	Allocable	Prospectuses to	Preparation and
		Expenses of the	Overhead,	Other Than	Distribution of
	Compensation to	Distributor and Its	Telephone and	Current	Sales Literature
Fund(1)	Dealers	Sales Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Structured International Equity Fund	—	—	—	—	—	—
Structured Large Cap Growth Fund	—	—	—	—	—	—
Structured Large Cap Value Fund	—	—	—	—	—	—
Structured Small Cap Equity Fund	—	—	—	—	—	—
Structured US Equity Fund	—	—	—	—	—	—

1	Class R shares of the Funds commenced operations on November 30, 2007.
     During the fiscal year ended October 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each of the following Funds with Class A Shares:

				Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
		Distributor and Its	Overhead,	Other Than	Distribution of
	Compensation to	Sales	Telephone and	Current	Sales Literature
Fund	Dealers(1)	Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Structured Small Cap Value Fund	$(15,222)	$172,071	$151,959	$15,215	$25,423	$349,447
Structured Small Cap Growth Fund	(3,715)	32,243	28,475	2,851	4,764	64,617
Structured International Small Cap Fund	8,317	—	—	—	—	8,317
Structured Emerging Markets Equity Fund	74	—	—	—	—	74
Structured International Equity Flex Fund	50,307	112,540	78,129	7,823	13,071	261,869
Strategic International Equity Fund	7,385	96,777	85,465	8,557	14,298	212,483

1	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

     During the fiscal year ended October 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each of the following Funds with Class B Shares:

				Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
		Distributor and Its	Overhead,	Other Than	Distribution of
	Compensation to	Sales	Telephone and	Current	Sales Literature
Fund	Dealers(1)	Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Structured Small Cap Value Fund	$1,511	$156,644	$138,336	$13,851	$23,144	$333,486
Structured Small Cap Growth Fund	14,947	32,254	28,484	2,852	4,765	83,302
Strategic International Equity Fund	376	47,656	42,086	4,214	7,041	101,373

1	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.
     During the fiscal year ended October 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each of the following Funds with Class C Shares:

				Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
		Distributor and Its	Overhead,	Other Than	Distribution of
	Compensation to	Sales	Telephone and	Current	Sales Literature
Fund	Dealers(1)	Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Structured Small Cap Value Fund	$6,595	$91,945	$81,199	$8,130	$13,585	$201,454
Structured Small Cap Growth Fund	1,145	15,756	13,914	1,393	2,328	34,535
Structured International Small Cap Fund	0	—	—	—	—	0
Structured Emerging Markets Equity Fund	1	—	—	—	—	1
Structured International Equity Flex Fund	23,910	29,585	26,127	2,616	4,371	86,609
Strategic International Equity Fund	12,526	45,700	40,359	4,041	6,752	109,378

1	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.
     During the fiscal year ended October 31, 2008 Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan of each of the following Funds with Class R Shares:

Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
		Distributor and Its	Overhead,	Other Than	Distribution of
	Compensation to	Sales	Telephone and	Current	Sales Literature
Fund	Dealers(1)	Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Structured Small Cap Value Fund	—	—	—	—	—	—
Structured Small Cap Growth Fund	—	—	—	—	—	—
Structured International Equity Flex Fund	—	—	—	—	—	—
Strategic International Equity Fund	—	—	—	—	—	—

1	Class R shares of the Funds commenced operations on November 30, 2007.
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)
     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Maximum Sales Charges
     Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the net asset value per share as of October 31, 2008, the maximum offering price of each Fund’s Class A Shares would be as follows:

		Maximum	Offering
	Net Asset	Sales	Price to
	Value	Charge	Public
Balanced Fund	$14.64	5.5%	$15.49
Structured Large Cap Value Fund	8.60	5.5%	9.10
Structured U.S. Equity Fund	19.02	5.5%	20.13
Structured Large Cap Growth Fund	8.94	5.5%	9.46
Structured Small Cap Equity Fund	7.98	5.5%	8.44
Structured Small Cap Value Fund	2.66	5.5%	2.81
Structured Small Cap Growth Fund	12.66	5.5%	13.40
Structured International Equity Fund	8.06	5.5%	8.53
Structured International Equity Flex Fund	6.62	5.5%	7.01
Structured International Small Cap Fund	4.94	5.5%	5.23
Structured Emerging Markets Equity Fund	4.45	5.5%	4.71
Concentrated International Equity Fund	13.18	5.5%	13.95
International Small Cap Fund	9.48	5.5%	10.03
Emerging Markets Equity Fund	11.97	5.5%	12.67
Asia Equity Fund	10.11	5.5%	10.70
BRIC Fund	7.39	5.5%	7.82
Concentrated Emerging Markets Equity Fund	5.14	5.5%	5.44
Strategic International Equity Fund	9.01	5.5%	9.53
     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
     The sales charge waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.
     Shareholders of the Funds of the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. (“AXA Funds”) who (i) receive shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into the certain Funds of the Trust and (2) fall into one of the following classes of individual or institutions that qualified to purchase Class A Shares of the AXA Funds without a front-end sales charge will be eligible to purchase Class A Shares of the Funds of the Trust without a front-end sales charge: (a) any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares; (b) representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that previously had entered into selling or service arrangements with the Enterprise Fund Distributors, Inc. with respect to the AXA Funds; (c) financial institutions and other financial institutions’ trust departments with respect to funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; (d) investors who were direct referrals by the Enterprise Capital Management, Inc. or AXA Equitable Life Insurance Company’s

employees; (e) clients of fee-based/fee-only financial advisor; (f) certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or Simple IRAs, or participants of such plans that invest $100,000 or more ($500,000 or more, in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts or Roth IRAs); and (g) certain investment only retirement platforms for which Goldman Sachs Funds are available and certain AXA Enterprise sponsored or AXA Enterprise partnered retirement platforms, or participants of plans on such platforms.
     Shareholders of the Signal Funds of The Coventry Group (“Signal Funds”) who (1) receive shares of a Fund in connection with the reorganization of the Signal Funds into the certain Funds of the Trust and (2) who are directors or officers of Signal Capital Management, or affiliates or bona fide full-time employees of Signal Capital Management who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans) that qualified to purchase Class A Shares of the Signal Funds without a front-end sales charge will be eligible to purchase Class A Shares of the Funds of the Trust without a front-end sales charge.
     Former shareholders of other funds that were part of another fund family who received Goldman Sachs Fund shares in connection with a reorganization into the Goldman Sachs Funds prior to 2006 are in certain circumstances eligible to purchase Class A Shares of the Goldman Sachs Funds without a front-end sales charge if they had qualified for such purchases under the guidelines for NAV purchase of the prior fund family.
Right of Accumulation (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B or Class C Shares (acquired by purchase or exchange) of a Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A, Class B and/or Class C Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.
     Shareholders of the Funds of the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. (the “AXA Funds”) who received shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into certain Funds of the Trust may continue to aggregate holdings of fund shares of the investor’s spouse, immediate family or accounts the investor controls, whether as a single investor or trustee, provided that the investor or its intermediary notified the AXA Funds of the applicable accounts at the time of his/her additional investment in the AXA Funds by providing the AXA Funds with appropriate documentation, including the account numbers for all accounts that the investor is seeking to aggregate, and the accounts were aggregated as directed by the investor or its intermediary.
Statement of Intention (Class A)
     If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix D to this SAI.
Cross-Reinvestment of Dividends and Distributions
     Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the “ILA Portfolios”).
     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Portfolios is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.
Exchanges from Collective Investment Trusts to Funds
     The Investment Advisers manage a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 of the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.
Class B Contingent Deferred Sales Charge- Shares Received in Connection with the Expedition Funds’ Reorganization
     Former Class B shareholders of the Expedition Equity Fund or Expedition Equity Income Fund who received Class B Shares of the Goldman Sachs Structured U.S. Equity Fund in connection with the reorganization of the Expedition Funds into the Trust will be charged a contingent deferred sales charge (a “CDSC”) on those Goldman Sachs Fund Class B Shares based on the CDSC schedule set forth below. Goldman Sachs Fund Class B Shares purchased by former Expedition Fund shareholders after the effective time of the Expedition Fund reorganization will be charged CDSCs according to the Goldman Sachs Fund CDSC schedule set forth in the Equity Funds’ Prospectuses.

Year Since	CDSC as a Percentage of
Purchase	Dollar Amount Subject to CDSC
First	4.00%
Second	3.00%
Third	3.00%
Fourth	2.00%
Fifth	1.00%
Sixth	0.00%
Seventh	0.00%
Eighth	0.00%
     Class B Shares will automatically convert to Class A Shares after eight years.
SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
     The Funds offering Service Shares have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to the Service Shares which authorize the Funds to compensate Service Organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, each Fund enters into agreements with Service Organizations which purchase Service Shares of the

Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:
     (a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.
     (b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting, or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of FINRA’s Conduct Rules.
     As compensation for such services, each Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.
     The amount of the service and shareholder administration fees paid by each of the following Funds to Service Organizations pursuant to the Plans was as follows for the two month fiscal period ended October 31, 2008, and the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006.

	Fiscal period	Fiscal year	Fiscal year	Fiscal year
	Ended	Ended	Ended	Ended
	October 31,	August 31,	August 31,	August 31,
	2008*	2008	2007	2006
Balanced Fund	$2	$2	$8	$7
Structured Large Cap Value Fund	6,540	59,088	36,044	3,093
Structured U.S. Equity Fund	2,792	51,260	79,256	54,938
Structured Large Cap Growth Fund	186	1,346	2,062	1,242
Structured Small Cap Equity Fund	2,030	46,588	151,020	179,551
Structured International Equity Fund	13,025	302,462	257,250	157,089
Concentrated International Equity Fund	514	4,540	6,793	3,734
International Small Cap Fund	302	4,568	5,197	2,601
Emerging Markets Equity Fund	4,374	35,131	9,216	7,535
BRIC Fund	N/A	N/A	N/A	N/A
Asia Equity Fund	N/A	N/A	N/A	N/A
Concentrated Emerging Markets Fund	N/A	N/A	N/A	N/A

*	The Funds’ fiscal year end has changed from August 31 to October 31. The amounts provided are for the fiscal period September 1, 2008 to October 31, 2008.
     The amount of the service and shareholder administration fees paid by each of the following Funds to Service Organizations pursuant to the Plans was as follows for the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006.

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	October 31,	October 31,	October 31,
	2008	2007	2006
Structured Small Cap Value	$40	$16 *	N/A
Structured Small Cap Growth	40	16 *	N/A
Strategic International Equity Fund	46	18 *	N/A

*	For the period June 25, 2007 through October 31, 2007.
     The Funds offering Service Shares have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 18, 2008. The Plans and related Service Agreements will remain in effect until June 30, 2009 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     “A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

1-A

     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
     “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     “C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” — This designation indicates that Fitch does not publicly rate the associated issuer or issue.
     “WD” — This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still

2-A

respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.
     “R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” — Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” — Short-tern debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

3-A

     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
     “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

4-A

     “Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” — Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).
     “CCC” — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).
     “CC” — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).
     “C” — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).
     “RD” — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

5-A

     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” — Denotes that Fitch does not publicly rate the associated issue or issuer.
     “WD” — Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” — Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” — Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” — Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” — Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” — Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
     (“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

6-A

Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     “MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

7-A

     “VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

8-A

APPENDIX B
ISS GOVERNANCE SERVICES
CONCISE SUMMARY OF 2009 U.S. PROXY VOTING GUIDELINES
Effective for Meetings on or after Feb. 1, 2009
Updated January 15, 2009
1.	Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2.	Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITH HOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

—	Degree to which absences were due to an unavoidable conflict;

—	Pattern of absenteeism; and

—	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

1-B

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

2-B

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
—	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

—	serves as liaison between the chairman and the independent directors;

—	approves information sent to the board;

—	approves meeting agendas for the board;

—	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

—	has the authority to call meetings of the independent directors;

—	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

—	Egregious compensation practices;

—	Multiple related-party transactions or other issues putting director independence at risk;

—	Corporate and/or management scandals;

—	Excessive problematic corporate governance provisions; or

—	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

3-B

Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3.	Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4.	Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

4-B

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5.	Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

5-B

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.	State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7.	Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

6-B

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

—	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

—	Reimbursement of income taxes on executive perquisites or other payments;

—	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

—	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure — Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Excessive severance and/or change in control provisions:

—	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

—	Payments upon an executive’s termination in connection with performance failure;

—	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

7-B

—	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still xreceive the change-in-control severance package;

—	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

—	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

—	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

—	Unclear explanation of how the CEO is involved in the pay setting process;

—	Retrospective performance targets and methodology not discussed;

—	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:
—	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

8-B

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing- -was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting- -does the new option vest immediately or is there a black-out period?

•	Term of the option- -the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

9-B

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

—	Rigorous stock ownership guidelines, or

—	A holding period requirement coupled with a significant long-term ownership requirement, or

—	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

10-B

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

11-B

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

12-B

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

13-B

APPENDIX C
STATEMENT OF INTENTION
(applicable only to Class A Shares)
     If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

1-C

PART C: OTHER INFORMATION
Item 23. Exhibits

(a)	(1)	Agreement and Declaration of Trust dated January 28, 1997 1/
(2)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 2/

(3)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 2/

(4)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 3/

(5)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 3/

(6)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 4/

(7)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 4/

(8)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 5/

(9)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust dated January 28, 1997 6/

(10)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 7/

(11)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 8/

(12)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 8/

(13)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 9/

(14)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 10/

(15)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 11/

(16)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 12/

(17)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 13/

(18)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 14/

(19)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(20)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(21)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(22)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 16/

(23)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 17/

(24)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 17/

(25)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 18/

(26)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 19/

(27)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 19/

(28)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 20/

(29)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 21/

(30)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 21/

(31)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 21/

(32)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(33)	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 23/

(34)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(35)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(36)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 24/

(37)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 25/

(38)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 26/

(39)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 26/

(40)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(41)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(42)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(43)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(44)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(45)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997. 28/

(46)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(47)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(48)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(49)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 30/

(50)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 31/

(51)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 32/

(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (filed herewith)

(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (filed herewith)

(b)	(1)	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 1/
(2)	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated July 27, 1999 8/

(3)	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated October 30, 2002 15/

(4)	Amendment to Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated October 30, 2002 19/

(5)	Amendment No. 1 dated November 4, 2004 to Amended and Restated By- Laws of the Delaware business trust dated January 28, 1997 as amended and restated October 30, 2002 20/
(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest 33/

(d)	(1)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. 3/
(2)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. 3/

(3)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management 3/

(4)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management 3/

(5)	Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs — Institutional Liquid Assets, and Goldman Sachs Asset Management 3/

(6)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International 34/

(7)	Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management 3/

(8)	Amended Annex A dated September 25, 2007 to the Management Agreement dated January 1, 1998 35/

(9)	Amended Annex A dated July 1, 2008 to the Management Agreement dated April 30, 1997 (filed herewith)

(10)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Short-Duration Tax-Free Fund) 36/

(11)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Institutional Liquid Assets Portfolios) 36/

(12)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to certain of the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds) 36/

(13)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Core Fixed Income Fund) 36/

(14)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Asset Allocation Funds) 36/

(15)	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Aggressive Growth Strategy, Balanced Strategy, Growth and Income Strategy and Growth Strategy Portfolios 20/

(16)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Tax-Free Fund (filed herewith)

(17)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Ultra-Short Duration Government Fund (formerly Goldman Sachs Adjustable Rate Government Fund) (filed herewith)

(18)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Government Fund (filed herewith)

(19)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Core Fixed Income Fund (filed herewith)

(e)	(1)	Distribution Agreement dated April 30, 1997, as amended October 30, 2003 17/
(2)	Amended Exhibit A dated December 13, 2007 to the Distribution Agreement dated April 30, 1997, as amended October 30, 2003 30/
(f)	Not applicable

(g)	(1)	Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company 38/
(2)	Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, filed as Exhibit 8(a) 39/

(3)	Letter Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b) 39/

(4)	Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2) 39/

(5)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company 2/

(6)	Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d) 39/

(7)	Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the latter’s designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(f) 39/

(8)	Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g) 39/

(9)	Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h) 39/

(10)	Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i) 39/

(11)	Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, amending the Custodian Agreement 39/

(12)	Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to a change in wire charges 39/

(13)	Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, amending the Custodian Agreement 39/

(14)	Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the latter’s designation of Security Pacific National Bank as its subcustodian and certain other matters 39/

(15)	Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets 39/

(16)	Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets 39/

(17)	Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund 5/

(18)	Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets 5/

(19)	Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio) 6/

(20)	Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios) 7/

(21)	Fee schedule dated July 19, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Internet Tollkeeper Fund) 8/

(22)	Fee schedule dated October 1, 1999 relating to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Large Cap Value Fund) 40/

(23)	Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (CORE Tax-Managed Equity Fund) 10/

(24)	Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund) 10/

(25)	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Research Select Fund) 11/

(26)	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Enhanced Income Fund) 11/

(27)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company 10/

(28)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated December 27, 1978 10/

(29)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990 10/

(30)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991 10/

(31)	Letter Agreement dated January 29, 2001 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Global Consumer Growth Fund, Global Financial Services Fund, Global Health Sciences Fund, Global Infrastructure and Resources Fund and Global Technology Fund) 13/

(32)	Amendment dated July 2, 2001 to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company 14/

(33)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company 14/

(34)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company 14/

(35)	Form of amendment to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company 14/

(36)	Amendment to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company 41/

(37)	Amendment to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company 41/

(38)	Letter Amendment dated May 15, 2002 to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company 15/

(39)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. 42/

(h)	(1)	Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company 39/
(2)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company 39/

(3)	Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. 43/

(4)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds 5/

(5)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust — TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds 37/

(6)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs — Institutional Liquid Assets Portfolios 5/

(7)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds 5/

(8)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds 37/

(9)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Select Class, the Preferred Class, Capital Shares, the Administration Class, the Service Class and the Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Institutional Liquid Assets Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios 13/

(10)	Goldman Sachs Institutional Liquid Assets Administration Class Administration Plan amended and restated as of February 4, 2004. 44/

(11)	Goldman Sachs Cash Management Shares Service Plan amended and restated as of February 4, 2004 45/

(12)	Goldman Sachs FST Select Class Select Plan amended and restated as of February 4, 2004 46/

(13)	Goldman Sachs FST Administration Class Administration Plan amended and restated as of February 4, 2004 44/

(14)	Goldman Sachs ILA Administration Class Administration Plan amended and restated as of February 4, 2004 44/

(15)	Goldman Sachs FST Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 44/

(16)	Goldman Sachs Administration Class Administration Plan amended and restated as of February 4, 2004 44/

(17)	Goldman Sachs Institutional Liquid Assets Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 44/

(18)	Goldman Sachs Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 44/

(19)	Goldman Sachs Cash Portfolio Administration Class Administration Plan amended and restated as of February 4, 2004 44/

(20)	Goldman Sachs Cash Portfolio Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 44/

(21)	Goldman Sachs FST Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004 44/

(22)	Goldman Sachs Account Service Plan for Institutional Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund) 44/

(23)	Goldman Sachs Account Service Plan for Class A Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund) 44/

(24)	Goldman Sachs FST Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 44/

(25)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. 42/
(i)	Opinion and Consent of Dechert LLP 46/

(j)	Consent of PricewaterhouseCoopers LLP (filed herewith)

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Class A Distribution and Service Plan amended and restated as of May 5, 2004 19/
(2)	Class B Distribution and Service Plan amended and restated as of February 4, 2004 44/

(3)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 44/

(4)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 amended and restated as of February 4, 2004 44/

(5)	Class R Distribution and Service Plan dated November 8, 2007 29/

(n)	(1)	Plan in Accordance with Rule 18f-3, amended and restated as of November 8, 2007 29/

(p)	(1)	Code of Ethics — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust dated April 23, 1997, as amended November 4, 2004 19/

(2)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management L.P. and Goldman Sachs Asset Management International, effective January 23, 1991, as revised November 4, 2004 19/

(q)	(1)	Powers of Attorney for Messrs. Bakhru, Coblentz, Harker, Shuch and Strubel 23/
(2)	Powers of Attorney for Ms. Daniels and Ms. Palmer 47/

(3)	Power of Attorney for John M. Perlowski 48/

(4)	Power of Attorney for James A. McNamara 49/

1/	Incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997.

2/	Incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997.

3/	Incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998.

4/	Incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998.

5/	Incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998.

6/	Incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999.

7/	Incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999.

8/	Incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999.

9/	Incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999.

10/	Incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000.

11/	Incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000.

12/	Incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000.

13/	Incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001.

14/	Incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001.

15/	Incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002.

16/	Incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003.

17/	Incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003.

18/	Incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds (“Acquisition”), SEC File No. 333-117561, filed July 22, 2004.

19/	Incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004.

20/	Incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005.

21/	Incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 811-05349, filed December 7, 2005.

22/	Incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006.

23/	Incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005.

24/	Incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006.

25/	Incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006.

26/	Incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006.

27/	Incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 811-05349, filed June 12, 2007.

28/	Incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 811-05349, filed August 14, 2007.

29/	Incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 811-05349, filed November 27, 2007.

30/	Incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008.

31/	Incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008.

32/	Incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008.

33/	Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b)(3).

34/	Incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998.

35/	Incorporated by reference from Post-Effective Amendment No. 195 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 29, 2008.

36/	Incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003.

37/	Incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008.

38/	Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995.

39/	Incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998.

40	Incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999.

41/	Incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002.

42/	Incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007.

43/	Incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007.

44	Incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004.

45/	Incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 811-05349, filed February 17, 2006.

46/	Incorporated by reference from Post-Effective Amendment No. 210 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 24, 2008.

47/	Incorporated by reference from Post-Effective Amendment No. 161 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 10, 2007.

48/	Incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2006.

49/	Incorporated by reference from Post-Effective Amendment No. 171 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 9, 2007.

Item 24. Persons Controlled by or Under Common Control with the Registrant
     Not Applicable
Item 25. Indemnification
     Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).
     The Management Agreements (other than the Management Agreements on behalf of the ILA Portfolios and the Short Duration Government Fund) provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreements. Section 7 of the Management Agreements on behalf of the ILA Portfolios and the Short Duration Government Fund provides that the ILA Portfolios and the Short Duration Government Fund will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreements. The Management Agreements are incorporated by reference as Exhibits (d)(1) through (d)(7).
     Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended October 30, 2003 and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated August 9, 2007 provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(3) respectively, to the Registrant’s Registration Statement.
     Mutual fund and trustees and officers liability policies purchased jointly by the Registrant insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Item 26. Business and Other Connections of Investment Adviser
     Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
John S. Weinberg Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Vice Chairman

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

Lloyd C. Blankfein Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Chairman, Chief Executive Officer and Director

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

Item 27. Principal Underwriters
(a)	Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)	Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.
GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
Alan M. Cohen (2)	Global Head of Compliance, Managing Director
Gary D. Cohn (1)	Managing Director
Christopher A. Cole (1)	Managing Director
Edith Cooper (2)	Managing Director
Gordon E. Dyal (3)	Managing Director
Isabelle Ealet (4)	Managing Director
Edward K. Eisler (4)	Managing Director
J. Michael Evans (2)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (5)	Managing Director
David B. Heller (2)	Managing Director
Kevin W. Kennedy (1)	Managing Director
Gwen R. Libstag (1)	Managing Director
Masanori Mochida (6)	Managing Director
Donald R. Mullen, Jr. (2)	Managing Director
Timothy J. O’Neill (2)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Managing Director
Richard M. Ruzika (1)	Managing Director
Pablo J. Salame (4)	Managing Director
Harvey M. Schwartz (2)	Managing Director
Michael S. Sherwood (4)	Managing Director
David M. Solomon (2)	Managing Director
Marc Spilker (2)	Managing Director
Esta Stecher (2)	General Counsel and Managing Director
David A. Viniar (7)	Managing Director
John S. Weinberg (1)	Managing Director
Yoel Zaoui (3)	Managing Director

(1)	85 Broad Street, New York, NY 10004

(2)	One New York Plaza, New York, NY 10004

(3)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(4)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(5)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China

(6)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan

(7)	10 Hanover Square, New York, NY 10005

(c)	Not Applicable.
Item 28. Location of Accounts and Records
     The Agreement and Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of GSAM LP, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111 and JP Morgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606.
Item 29. Management Services
     Not applicable
Item 30. Undertakings
     Not applicable

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 217 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 217 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 27th day of February, 2009.

GOLDMAN SACHS TRUST (A Delaware statutory trust)
By:	/s/ Peter V. Bonanno
Peter V. Bonanno
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	February 27, 2009

[1]John M. Perlowski John M. Perlowski	Treasurer (Principal Accounting Officer and Principal Financial Officer) and Senior Vice President	February 27, 2009

[1]Ashok N. Bakhru Ashok N. Bakhru	Chairman and Trustee	February 27, 2009

[1]John P. Coblentz, Jr. John P. Coblentz, Jr.	Trustee	February 27, 2009

[1]Diana M. Daniels Diana M. Daniels	Trustee	February 27, 2009

[1]Patrick T. Harker Patrick T. Harker	Trustee	February 27, 2009

[1]Jessica Palmer Jessica Palmer	Trustee	February 27, 2009

[1]Alan A. Shuch Alan A. Shuch	Trustee	February 27, 2009

[1]Richard P. Strubel Richard P. Strubel	Trustee	February 27, 2009

By:	/s/ Peter V. Bonanno
Peter V. Bonanno,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE
The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 18, 2008.
     RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Peter V. Bonanno, James A. Fitzpatrick, James A. McNamara and John M. Perlowski, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.
Dated: February 27, 2009

/s/ Peter V. Bonanno
Peter V. Bonanno,
Secretary

EXHIBIT INDEX
(a)(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997

(a)(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997

(d)(9)	Amended Annex A dated July 1, 2008 to the Management Agreement dated April 30, 1997

(d)(16)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Tax-Free Fund

(d)(17)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Ultra-Short Duration Government Fund

(d)(18)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Government Fund

(d)(19)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Core Fixed Income Fund
(j)	Consent of PricewaterhouseCoopers LLP